                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-05443

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER: Calamos Investment Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES: 2020 Calamos Court, Naperville
                                        Illinois 60563

NAME AND ADDRESS OF AGENT FOR SERVICE:  James S. Hamman, Jr., Secretary,
                                        Calamos Advisors LLC
                                        2020 Calamos Court,
                                        Naperville, Illinois
                                        60563

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: March 31, 2006

DATE OF REPORTING PERIOD: April 1, 2005 through March 31, 2006

           STAY CONNECTED
         ON WWW.CALAMOS.COM



     Visit www.calamos.com for
      timely fund performance
        updates, as well as
         insightful market
     commentary, fund news and
       portfolio information.

                                 (FAMILY PHOTO)
                                                      CALAMOS(R) FAMILY OF FUNDS
                                                 ANNUAL REPORT MARCH 31, 2006

                                                          Calamos Growth Fund
                                                       Calamos Blue Chip Fund
                                                           Calamos Value Fund
                                            Calamos International Growth Fund
                                        Calamos Global Growth and Income Fund
                                               Calamos Growth and Income Fund
                                                      Calamos High Yield Fund
                                                     Calamos Convertible Fund
                                           Calamos Market Neutral Income Fund
                                        (formerly called Market Neutral Fund)
                                                   (CALAMOS INVESTMENTS LOGO)

Table of Contents

President's Letter.................    1
Questions and Answers..............    4
Calamos Growth Fund................    9
Calamos Blue Chip Fund.............   13
Calamos Value Fund.................   16
Calamos International Growth
  Fund.............................   19
Calamos Global Growth and Income
  Fund.............................   22
Calamos Growth and Income Fund.....   25
Calamos High Yield Fund............   29
Calamos Convertible Fund...........   32
Calamos Market Neutral Income
  Fund.............................   36
(formerly called Market Neutral
  Fund)
Expense Overview...................   40
Schedule of Investments............   43
Statements of Assets and
  Liabilities......................  124
Statements of Operations...........  130
Statements of Changes In Net
  Assets...........................  133
Notes to Financial Statements......  138
Financial Highlights...............  164
Report of Independent Registered
  Public Accounting Firm...........  198
Tax Information....................  200
Trustees & Officers................  203

STAY CONNECTED ON WWW.CALAMOS.COM
Visit www.calamos.com for timely fund performance updates, as well as insightful market commentary, fund news and portfolio information.

GO PAPERLESS!
For your convenience, you can view shareholder communications, including fund prospectuses, annual reports and proxy statements online. Visit www.calamos.com to sign up for e-delivery.

PRESIDENT'S LETTER

(JOHN P. CALAMOS, SR. PHOTO)


Dear Fellow Shareholders:

Thank you for your interest and investment in the Calamos Family of Funds. Our primary objective is to create and preserve wealth for you. As co-investors with you in all of our funds, we are aligned in helping you achieve your long-term financial goals.

Calamos is dedicated to superior investment performance. We began as a boutique asset management firm, primarily serving institutional accounts. When we made our institutional strategy available to individual investors through our CALAMOS CONVERTIBLE FUND, it was one of the first-ever convertible mutual funds. The year 2005 marked the 20th anniversary of the Calamos Convertible Fund. We built our reputation and the foundation of the company on the Fund's performance. In fact, it was in our effort to be better convertible bond managers that we began to create new strategies based on our expertise. Our diversification continues, building on our core strengths to take advantage of market opportunities. In 2005, we introduced our INTERNATIONAL GROWTH FUND, a mutual fund modeled on our highly successful GROWTH FUND that is designed to enable investors to participate in the profitability and long-term growth potential of stocks outside of the U.S. Finally, we re-opened our Market Neutral Fund, broadened its mandate to include a covered call strategy and renamed it CALAMOS MARKET NEUTRAL INCOME FUND. We believe these strategies offer our investors rich opportunities to participate in the rewards of the financial markets.

At Calamos Investments, we know that the only meaningful results are those that stand up to both the highs and lows of market cycles. In every one of our fund strategies, from the most conservative to the most aggressive, our goals include maximizing return while controlling risk, protecting principal during volatile markets and avoiding short-term market timing. Using this approach, we have received numerous accolades over the years. MOST RECENTLY, THREE FUNDS IN THE CALAMOS FAMILY OF FUNDS RECEIVED LIPPER PERFORMANCE ACHIEVEMENT CERTIFICATES FOR 2005. CALAMOS GLOBAL GROWTH AND INCOME FUND, CALAMOS MARKET NEUTRAL INCOME FUND, AND CALAMOS GROWTH FUND RECEIVED NUMBER ONE RANKINGS FOR THE ONE-, 10- AND 15-YEAR PERIODS, RESPECTIVELY, ENDED DECEMBER 31, 2005.*

                                                                               1
                                       President's Letter    ANNUAL REPORT

PRESIDENT'S LETTER

OUR ECONOMIC OUTLOOK

We remain constructive, positioned for the mid-cycle growth phase of economic expansion that should continue to fuel earnings, productivity and global development. What's more, this mid-cycle growth phase can last for years, barring policy mistakes such as the Federal Reserve Board raising rates too high.

For many quarters now, we've been making the case for a growing economy and the importance of remaining positioned for a rising market. Our portfolios benefited to varying degrees from this positioning during the quarter, as many of our strategies outpaced broad market measures, reflecting the alignment between our positioning and the market's recognition of the ongoing economic expansion. In relevant funds, we also saw the benefit of tilting our portfolios toward greater international exposure. We remain optimistic on investment opportunities abroad, especially now that we are seeing more signs of growth in a number of countries besides the United States and China. Here at home, we believe the economic backdrop remains favorable. Business spending continues and may increase. Consumer sentiment remains strong, as household net worth continues to climb. It's worth noting that all this good news has occurred despite the headwinds of higher energy costs and rising interest rates, neither of which derailed the economy. Looking ahead, we believe there is potential for more positive returns, particularly because we expect the Fed to complete its round of rate hikes and believe the global expansion will continue.

OUR COMMUNICATION WITH YOU

In addition to providing you with superior investment products, we view our communication with you, the shareholder, as vitally important. We urge you to keep current. Review this annual shareholder report carefully. Inside you will find commentary, performance, sector allocation, holdings and financial highlights for all of Calamos Investment Trust portfolios. Also, go to our Web site (www.calamos.com) to see current fund performance, portfolio information, quarterly fund reviews and market commentaries as well as our outlook and positioning. We welcome your feedback. If you have any questions regarding your investment, you can contact your financial advisor, or contact a Calamos Client Service Representative at 800.582.6959 Monday through Friday, 8 a.m. to 6 p.m. (Central Time).

 2
      ANNUAL REPORT    President's Letter

                                                              PRESIDENT'S LETTER

THANK YOU

Thank you for the confidence that you have placed in our team, investment process and the Calamos Family of Funds. We will do our utmost to continue to earn your trust and look forward to serving your long-term investment plan.

Sincerely,

/s/ John P. Calamos, Sr.

JOHN P. CALAMOS, SR.
Chairman, CEO and Co-CIO

*Lipper Performance Achievement Certificates are awarded to funds with returns that topped their Lipper category over one or more time periods: one, five, 10- or 15-year (depending on universe). Certificates are awarded for all Lipper classifications and for the overall fund universe. Awards are based on cumulative total return and are awarded once a year for periods ended December 31st. Calamos Global Growth and Income Fund (A shares) received a 2005 Lipper Performance Achievement Certificate as the number one fund in Lipper's Global Multi-Cap Core Funds classification (which includes 69 funds) for the one-year period. Calamos Market Neutral Income Fund (A shares) received a certificate as the number one fund in Lipper's Flexible Income Funds classification (which includes seven funds) for the 10-year period. Calamos Growth Fund (A shares) received a certificate as the number one fund in Lipper's Multi-Cap Growth Funds classification (which includes 54 funds) for the 15-year period.

This report is presented for informational purposes and should not be considered investment advice.

                                                                               3
                                       President's Letter    ANNUAL REPORT

QUESTIONS AND ANSWERS

WITH THE CALAMOS INVESTMENT TEAM LED BY CO-CHIEF INVESTMENT OFFICERS, JOHN P. CALAMOS, SR. AND NICK P. CALAMOS

The following strategy highlights interview is intended to provide insights into two of our main investment strategies: equity (Calamos Growth Fund) and balanced (Calamos Growth and Income Fund). For more information on the complete Calamos Family of Funds, please see the individual fund discussions in this annual report or go to www.calamos.com.

 CALAMOS GROWTH FUND

HOW DID CALAMOS GROWTH FUND PERFORM DURING THE FISCAL YEAR?

Calamos Growth Fund gained 21.96% (Class A shares, before sales charge) for the 12-month period ended March 31, 2006, significantly outpacing the S&P 500 return of 11.73% during the same period. We believe such outperformance was the result of proper positioning based on our long-term outlook. In fact, for the past three years we have been optimistic about the U.S. economy and the opportunities among U.S. growth stocks.

CAN YOU TELL US MORE ABOUT HOW THE GROWTH FUND HAS BEEN POSITIONED DURING THE PAST YEAR?

We have focused largely on businesses that we feel are positioned to benefit from some of the broad-based growth trends in the global economy. This concentration on long-term growth themes has always driven the positioning of Calamos Growth Fund. Most of the Fund's stocks represent ownership in businesses that generate substantial amounts of free cash flow, have returns on capital that are well in excess of the cost of borrowing and tout balance sheets with little debt.

A company's ability to generate free cash flow is very important to us because it represents cash that can be used either to grow the business or to repurchase stock. When companies generate excess cash flow they have the flexibility to grow the business with a lower risk posture than companies that are completely dependent on access to capital from banks or the financial markets. To a business owner, the "excess cash flow" during the expected life of the business represents its value, provided one considers the risk to achieve the cash flows and the cost of capital over the long term.

The Calamos Growth Fund has been positioned for the mid-phase of the economic cycle over the last 18 months, meaning that the risk posture in the portfolio is about average and the economic cyclicality of the Fund's holdings is slightly less than normal exposure. The lower risk profile results from greater exposure to holdings that have less debt on their balance sheets and are generally of larger companies. This is a change from earlier in the economic cycle, when the Fund held more stock in companies with heavier debt levels, since those companies benefit the most during the early phase of an economic expansion. Similarly, the Fund's current higher exposure to larger capitalized holdings reflects our move into a more stable growth positioning as the

 4
      ANNUAL REPORT   Questions and Answers

                                                           QUESTIONS AND ANSWERS

economic cycle ages. It is also important to note that we believe large-cap growth stocks offer the best relative valuation opportunity in a generation.

HOW DID THE FUND BENEFIT FROM THIS POSITIONING DURING THE REPORTING PERIOD?

The portfolio benefited from moves in many of the core holdings as a result of strong product launches and rapid growth. The Fund's exposure to the Internet's media, retail and related products boosted performance overall for the period, despite the high volatility of these companies' stock prices. Examples of such contributors include Apple Computer, Google and Tellabs. Our confidence in the continued economic expansion also led us to favor companies with ties to the financial markets, and our holdings in investment companies and brokerage institutions performed well. Opportunities that enhanced performance in this realm include exchanges such as the Chicago Mercantile Exchange as well as investment firms such as T Rowe Price. We also benefited from the global economic expansion driven largely by emerging economies, especially in the infrastructure- and engineering-related industries. The engineering and construction industry experienced significant profitability, positively affecting performance were our holdings in JLG Industries and Joy Global. In addition, the portfolio had a number of stocks in the energy sector, which also boosted performance. Finally we also found opportunities among some unique growth stories: Intuitive Surgical, NVIDIA and Moody's all performed well, primarily due to their ability to dominate niches and generate high returns on capital -- and high returns for stock holders such as Calamos Growth Fund.

HOW HAS PORTFOLIO POSITIONING HURT PERFORMANCE?

The markets over the past year favored the commodity-linked sector as well as the deep cyclical groups. We have remained underweight these groups because of their heavy, ongoing capital expenditures and global competition often by state-owned enterprises that can produce at a loss indefinitely. In general, these businesses do not generate free cash flow over a market cycle and their pricing power and product differentiation is nonexistent. We also increased the exposure in the portfolio to larger-cap growth holdings while the market still favored the small-cap companies. The largest value detractor was in the consumer retail industry group, where high energy pricing and higher interest rates may have taken a bite out of sales. The Fund's holding in the retail industry included losses in Men's Wearhouse, American Eagle Outfitters and Polaris Industries. (Note, the preceding three companies were no longer held as of 3/31/06.)

THE PORTFOLIO HAS BEEN OVERWEIGHT TECHNOLOGY COMPANIES; IS IT TOO LATE AND OVER-EXPOSED TO AN AGGRESSIVE AND VOLATILE SECTOR?

As fellow stockholders, we find it difficult to look through the portfolio and not get excited about the economy's ability to adapt, create and grow, thanks to the types of businesses that we strive to own in the Fund. Holdings such as Apple Computer, Google, eBay, Sandisk and NVIDIA are all growing revenue and cash flow at rates
                                                                               5
                                     Questions and Answers   ANNUAL REPORT

QUESTIONS AND ANSWERS

that are many multiples faster than the market as a whole, despite dramatic global growth and change in the information/entertainment arena. The portfolio holdings also include other small and midsized growth companies in industries that we feel will benefit from current secular global changes and trends. Most of these companies have high rates of sustainable growth that we feel are likely to continue into the foreseeable future. The Technology sector is very broad and global in nature and many industry groups are growing at very high rates. This is where the secular growth is occurring and the volatility and changing dynamics offer many opportunities as well as risks. However, we attempt to reduce the risks in this sector by taking positions in companies that have creative management, proven track records and bullet-proof balance sheets. That's why we owned Apple, eBay, Google and Motorola as core positions. Even some of our lesser-known or lower-profile companies in the sector demonstrate similar management and product growth characteristics.

WHAT CAN WE EXPECT TO HAPPEN OVER THE NEXT FISCAL YEAR?

We will continue our pursuit to find the best growth companies in America with secular growth potential and the ability to generate high returns on capital and free cash flow. We will most likely continue to migrate to larger growth issues as the group as a whole appears inexpensive and lower in risk. We will be actively managing the portfolio for new opportunities and buying/selling holdings based on price movements and volatility.

 CALAMOS GROWTH AND INCOME FUND

HOW DID CALAMOS GROWTH AND INCOME FUND PERFORM OVER THE PAST YEAR?

Calamos Growth and Income Fund gained 16.01% (Class A shares, before sales charge) for the 12 months ended March 31, 2006, topping the S&P 500 Index gain of 11.73% for the period.

The Fund has been positioned as a lower risk alternative to equity only funds. This multi-asset portfolio utilizes equity, fixed income and convertible securities to achieve a risk/reward profile that management believes can match the wealth building potential of an equity fund over the long term, but with lower volatility and less downside risk. Indeed, over the nearly 18-year history of the Fund, it has outperformed the S&P 500 Index with a lower risk level.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

During the reporting period, the Fund benefited from being positioned for continued economic strength in the U.S. economy. We also had the opportunity to take advantage of an undervalued convertible market that offered an attractive risk/reward profile. During the year, we were able to invest in the more economically sensitive sectors using the convertible market to lessen volatility and downside risk. We shifted the Fund's energy exposure to a more defensive stance as oil and gas prices surged. Because of the Fund's flexible guidelines, we were able to utilize multiple asset classes,
 6
      ANNUAL REPORT   Questions and Answers

                                                           QUESTIONS AND ANSWERS

including stocks representing both growth and value investment styles from across the market-cap spectrum.

The Fund benefited from significant gains in Energy issues such as Valero Energy, Halliburton and Schlumberger. Our Technology exposure paid off, particularly among some midsized growth firms such as Autodesk (no longer held as of 3/31/06), Advanced Micro Devices, NVIDIA and Tellabs. Motorola also had a large positive impact during the year and our Nokia position also performed well. We also have been optimistic about the Financials sector, especially the investment firms and major brokerage houses. Here, the Fund's holdings in Goldman Sachs, Merrill Lynch and BlackRock all performed well. Finally, a few of our specialty retail stocks favoring the higher-end consumer also contributed, as Whole Foods (no longer held as of 3/31/06) and Starbucks also had significant stock price moves.

WHAT FACTORS HAD A NEGATIVE IMPACT ON PERFORMANCE OVER THE PAST 12 MONTHS?

The Fund had a bias towards growth stocks, which had a slightly negative impact as value stocks and convertibles outperformed such stocks. We also have been underweight commodity and deep cyclical industry groups, while those industries continued to surge. We remain cautious on commodity-related areas: At current values, their stock prices imply an extended period of pricing power and returns on capital significantly higher than one would typically attribute to these businesses. We also have been reducing the portfolio's exposure to lower-grade credits and this also caused a drag on performance, as low-grade speculative credits did well during the period. Some of the individual holdings that performed poorly include Ford, Echostar (Dish Network) and Universal Health Services.

WHAT DO YOU SEE FOR THE FUND IN THE NEXT 12 MONTHS IN REGARD TO ASSET CLASS AND SECTOR PARTICIPATION?

The market is very dynamic, and accordingly, we try to remain opportunistic. But given the current environment, we anticipate that the Fund's exposure in large-cap growth and high-grade convertibles will continue to increase. As a result, the Fund's level of credit risk should decline and its duration shorten as we get paid more to keep the fixed-income allocation's maturity structure under five years. The convertible exposure overall will most likely decline should the valuation gap continue to close. We also expect to lessen the portfolio's cyclical exposure unless a correction occurs in these sectors in the next 12 months. We will continue to participate to a large extent in the Technology sector as much of the global growth and change is occurring in these industry groups. Entertainment and media also look interesting from perspectives of both current valuations and the potential for longer term secular growth. The

                                                                               7
                                     Questions and Answers   ANNUAL REPORT

QUESTIONS AND ANSWERS

decline in housing stocks may also pique our interest, and for the first time in many years, we may overweight this industry should the interest rate picture clear up. As always, we will be aggressively managing the Fund's risk/reward profile by seeking a balance that offers attractive upside participation and yield along with a downside risk that is appropriate over a market cycle.

The views and opinions expressed by John P. Calamos, Sr. and Nick P. Calamos are as of the date of the Questions and Answers and are subject to change at any time based upon market or other conditions.

 8
      ANNUAL REPORT   Questions and Answers

CALAMOS GROWTH FUND

PRIMARY OBJECTIVE: Long-term capital growth

GROWTH OF $10,000: CLASS A SHARES

10 YEARS ENDING 3/31/06

---- Calamos Growth Fund
---- S&P 500 Index*
---- Russell Midcap(R) Growth Index**

(A SHARES BAR CHART)

                                                                                                        RUSSELL MIDCAP(R) GROWTH
                                                   CALAMOS GROWTH FUND           S&P 500 INDEX*                  INDEX**
                                                   -------------------           --------------         ------------------------
3/31/96                                                    9528                       10000                       10000
                                                          10793                       10147                       10483
                                                          11568                       10409                       10697
                                                          10983                       10449                       10374
                                                           9985                        9987                        9569
                                                          10734                       10198                       10086
                                                          11391                       10772                       10727
                                                          11409                       11069                       10601
                                                          11756                       11906                       11225
                                                          12072                       11670                       11036
                                                          12358                       12399                       11524
                                                          11745                       12496                       11271
3/97                                                      11346                       11983                       10634
                                                          11699                       12698                       10894
                                                          12791                       13471                       11870
                                                          13679                       14074                       12199
                                                          15068                       15194                       13367
                                                          15562                       14343                       13236
                                                          16700                       15129                       13906
                                                          15961                       14623                       13210
                                                          15027                       15300                       13349
                                                          14995                       15563                       13524
                                                          15152                       15735                       13280
                                                          16668                       16870                       14529
3/98                                                      17478                       17734                       15138
                                                          17391                       17913                       15344
                                                          16554                       17605                       14712
                                                          17800                       18320                       15129
                                                          16999                       18125                       14481
                                                          13392                       15504                       11717
                                                          14542                       16497                       12603
                                                          15126                       17839                       13531
                                                          16729                       18921                       14444
                                                          19090                       20011                       15939
                                                          20928                       20848                       16417
                                                          19343                       20200                       15615
3/99                                                      20484                       21008                       16484
                                                          20475                       21821                       17235
                                                          20074                       21306                       17014
                                                          22802                       22489                       18201
                                                          22017                       21786                       17622
                                                          22723                       21679                       17439
                                                          22880                       21084                       17290
                                                          24492                       22419                       18627
                                                          27602                       22874                       20556
                                                          33922                       24221                       24116
                                                          33314                       23005                       24111
                                                          47136                       22569                       29180
3/00                                                      45758                       24777                       29210
                                                          46148                       24032                       26374
                                                          41246                       23538                       24452
                                                          48352                       24119                       27046
                                                          42804                       23742                       25334
                                                          50508                       25216                       29154
                                                          49634                       23885                       27729
                                                          46518                       23784                       25831
                                                          40005                       21909                       20218
                                                          42942                       22016                       21283
                                                          42348                       22797                       22498
                                                          40588                       20719                       18607
3/01                                                      39263                       19406                       15944
                                                          42115                       20914                       18601
                                                          42041                       21054                       18514
                                                          41712                       20542                       18524
                                                          40419                       20340                       17274
                                                          38680                       19066                       16022
                                                          35341                       17527                       13374
                                                          36772                       17861                       14780
                                                          38458                       19231                       16372
                                                          39645                       19399                       16994
                                                          39857                       19116                       16442
                                                          38670                       18748                       15510
3/02                                                      39899                       19453                       16694
                                                          40376                       18273                       15810
                                                          39825                       18139                       15338
                                                          38129                       16847                       13645
                                                          35013                       15534                       12320
                                                          35341                       15635                       12277
                                                          33942                       13936                       11301
                                                          34546                       15163                       12177
                                                          35596                       16055                       13130
                                                          33348                       15112                       12337
                                                          32903                       14716                       12215
                                                          32585                       14495                       12109
3/03                                                      33582                       14636                       12335
                                                          35532                       15842                       13175
                                                          38341                       16676                       14442
                                                          39009                       16889                       14648
                                                          41267                       17187                       15172
                                                          43419                       17522                       16007
                                                          43143                       17336                       15697
                                                          47023                       18317                       16962
                                                          47669                       18478                       17416
                                                          47468                       19447                       17606
                                                          49280                       19804                       18187
                                                          49736                       20079                       18492
3/04                                                      50478                       19776                       18457
                                                          47648                       19466                       17936
                                                          50075                       19733                       18359
                                                          52015                       20117                       18651
                                                          47584                       19451                       17416
                                                          46715                       19529                       17201
                                                          50012                       19741                       17844
                                                          50860                       20043                       18449
                                                          54799                       20854                       19402
                                                          56319                       21563                       20331
                                                          54055                       21038                       19787
                                                          54767                       21480                       20288
3/05                                                      53045                       21100                       19992
                                                          49866                       20700                       19200
                                                          53789                       21358                       20300
                                                          54023                       21389                       20678
                                                          57169                       22184                       21884
                                                          56617                       21982                       21750
                                                          58052                       22160                       22032
                                                          56606                       21790                       21384
                                                          60255                       22614                       22544
                                                          61087                       22622                       22791
                                                          65736                       23221                       24156
                                                          63550                       23284                       23859
3/06                                                      64693                       23574                       24525

FUND DISCUSSION: For the 12-month period ended March 31, 2006, Calamos Growth Fund returned 21.96% (Class A shares, before sales charge), versus 11.73% for the S&P 500 Index and 22.68% for the Russell Midcap(R) Growth Index. Although we are pleased with the Fund's performance during the reporting period, the real story is the Fund's consistent long-term performance. For the 10-year period ended March 31, the Fund returned an annualized 21.11%, more than twice the rise of the S&P 500 Index. GIVEN THIS SUCCESSFUL LONG-TERM TRACK RECORD, THE FUND AGAIN GARNERED INDUSTRY ATTENTION: FOR THE THIRD YEAR IN A ROW, THE FUND WAS NAMED NUMBER ONE FUND BY FORBES IN SEPTEMBER, 2005.***The graph on the following page shows the Fund's performance since its inception in 1990.

Our time-tested investment process focuses on finding the best growth companies in America while tailoring the Fund to fit our economic outlook. The portfolio, although well diversified, reflects some common themes. The holdings are generally high-growth businesses that generate returns on invested capital well above their cost of capital. With balance sheet strength to support their high growth, these opportunities also offer price appreciation potential above the average stock. In other words, we believe that we hold some great companies: they are growing rapidly, generating large amounts of free cash flow, providing attractive returns on capital and they remain attractive relative to other types of stocks.

                                                                               9
                                      Calamos Growth Fund    ANNUAL REPORT

CALAMOS GROWTH FUND

GROWTH OF $10,000: CLASS A SHARES

SINCE INCEPTION (9/4/90) THROUGH 3/31/06

---- Calamos Growth Fund

(A SHARES BAR CHART)

                                                                          CALAMOS GROWTH FUND
                                                                          -------------------
9/90                                                                              9524
                                                                                  9238
                                                                                  9000
                                                                                  9657
                                                                                 10162
                                                                                 10851
                                                                                 11512
3/91                                                                             12001
                                                                                 11982
                                                                                 12529
                                                                                 11569
                                                                                 12289
                                                                                 12712
                                                                                 12548
                                                                                 12635
                                                                                 12289
                                                                                 14248
                                                                                 14343
                                                                                 14612
3/92                                                                             13958
                                                                                 13506
                                                                                 13487
                                                                                 13038
                                                                                 13637
                                                                                 13510
                                                                                 13627
                                                                                 13834
                                                                                 14472
                                                                                 14491
                                                                                 14619
2/93                                                                             13981
                                                                                 14472
                                                                                 13696
                                                                                 14285
                                                                                 14346
                                                                                 13966
                                                                                 14667
                                                                                 14777
                                                                                 14797
                                                                                 14486
                                                                                 15122
                                                                                 15900
                                                                                 15511
3/94                                                                             14468
                                                                                 14908
                                                                                 15061
                                                                                 14394
                                                                                 14786
                                                                                 15220
                                                                                 14962
                                                                                 15251
                                                                                 14508
                                                                                 14260
                                                                                 13816
                                                                                 14311
3/95                                                                             14631
                                                                                 15158
                                                                                 15354
                                                                                 16169
                                                                                 17346
                                                                                 17368
                                                                                 18440
                                                                                 17607
                                                                                 17836
                                                                                 18181
                                                                                 17678
                                                                                 18923
3/96                                                                             19790
                                                                                 22418
                                                                                 24027
                                                                                 22813
                                                                                 20739
                                                                                 22294
                                                                                 23660
                                                                                 23698
                                                                                 24419
                                                                                 25074
                                                                                 25668
                                                                                 24396
3/97                                                                             23566
                                                                                 24299
                                                                                 26567
                                                                                 28413
                                                                                 31296
                                                                                 32323
                                                                                 34686
                                                                                 33153
                                                                                 31212
                                                                                 31146
                                                                                 31471
                                                                                 34620
3/98                                                                             36303
                                                                                 36122
                                                                                 34385
                                                                                 36973
                                                                                 35308
                                                                                 27816
                                                                                 30204
                                                                                 31417
                                                                                 34747
                                                                                 39651
                                                                                 43470
                                                                                 40176
3/99                                                                             42547
                                                                                 42529
                                                                                 41696
                                                                                 47361
                                                                                 45732
                                                                                 47198
                                                                                 47524
                                                                                 50872
                                                                                 57332
                                                                                 70459
                                                                                 69196
                                                                                 97905
3/00                                                                             95044
                                                                                 95853
                                                                                 85672
                                                                                100430
                                                                                 88907
                                                                                104909
                                                                                103094
                                                                                 96622
                                                                                 83094
                                                                                 89193
                                                                                 87960
                                                                                 84305
3/01                                                                             81553
                                                                                 87475
                                                                                 87321
                                                                                 86639
                                                                                 83953
                                                                                 80342
                                                                                 73406
                                                                                 76379
                                                                                 79879
                                                                                 82345
                                                                                 82786
                                                                                 80320
3/02                                                                             82874
                                                                                 83865
                                                                                 82720
                                                                                 79197
                                                                                 72724
                                                                                 73406
                                                                                 70500
                                                                                 71755
                                                                                 73935
                                                                                 69267
                                                                                 68342
                                                                                 67682
3/03                                                                             69751
                                                                                 73803
                                                                                 79637
                                                                                 81024
                                                                                 85714
                                                                                 90184
                                                                                 89611
                                                                                 97669
                                                                                 99013
                                                                                 98594
                                                                                102359
                                                                                103306
3/04                                                                            104847
                                                                                 98969
                                                                                104011
                                                                                108040
                                                                                 98836
                                                                                 97031
                                                                                103878
                                                                                105640
                                                                                113821
                                                                                116979
                                                                                112276
                                                                                113755
3/05                                                                            110178
                                                                                103576
                                                                                111724
                                                                                112209
                                                                                118745
                                                                                117597
                                                                                120578
                                                                                117575
                                                                                125154
                                                                                126882
                                                                                136538
                                                                                131998
3/06                                                                            134371

During the fiscal year, we positioned the Fund for the mid-cycle growth phase of the economic cycle, where growth rates may be a bit slower, but are still positive and have the potential to be sustainable for an extended period. We focused on stable, larger-growth names that we believe to be relatively undervalued. The Fund's Technology names and an overweight to that sector added value, as it benefited from corporate and consumer spending on goods and services. Telecommunication Services rebounded strongly during the year, and here, too, the Fund benefited from a slight overweighting and good security selection. In addition, stock picks in the equipment, machinery and mining areas of the Industrials sector added gains. Conversely, selections in the Consumer Discretionary and Health Care sectors held back performance.

We remain optimistic on the stock market, favoring higher-quality companies with stable growth prospects. We remain overweight in Information Technology as we believe the sector should continue to benefit from healthy corporate balance sheets, which drive business spending. We are also positive on Financials, which benefit when consumers shift to savings and investing in order to maximize household net worth. During the year, we reduced the Fund's allocation to Consumer Discretionary names. While we believe the consumer is generally in good shape, the prolonged high pricing of gasoline and commodities does affect lower-income consumers. Our focus in that sector continues to be geared toward the spending behaviors of higher-income consumers who are less affected by rising energy costs.

 10
      ANNUAL REPORT   Calamos Growth Fund

                                                             CALAMOS GROWTH FUND

Looking ahead, we expect the economy to continue to demonstrate its resiliency, particularly as the Fed may take a pause in its raising of interest rates.

For more information, including market commentaries, outlooks and fund updates, please visit www.calamos.com.

NOTES:

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. The foregoing graphs and following tables do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

* The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper Analytical Services.

** The Russell Midcap(R) Growth Index measures the performance of mid-sized companies with growth characteristics. Index data shown for the 10-year Growth of $10,000 graph is from 4/1/96, since comparative index data is available only for full monthly periods. Source: Russell/Mellon Analytical Services LLC.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

*** Forbes magazine's rating criteria for earning a place on the Forbes Mutual Fund Honor Roll include:
1. strong relative performance in up and down markets;
2. a manager tenure of at least six years;
3. diversification;
4. accessibility; and
5. long-term after-tax performance based on an initial investment of $10,000 on January 31, 1994 to July 31, 2005.

                                                                              11
                                       Calamos Growth Fund   ANNUAL REPORT

CALAMOS GROWTH FUND

 AVERAGE ANNUAL TOTAL RETURN+

                                                                               10 YEARS OR
                                 1 YEAR                 5 YEARS            (+)SINCE INCEPTION
                              load-adjusted          load-adjusted            load-adjusted
 CLASS A SHARES -
 Inception 9/4/90           21.96%      16.17%      10.50%      9.43%      21.11%        20.53%
---------------------
 CLASS B SHARES -
 Inception 9/11/00          21.05       16.05        9.68       9.40        5.88(+)       5.74(+)
---------------------
 CLASS C SHARES -
 Inception 9/3/96           21.06       20.06        9.68       9.68       20.05(+)      20.05(+)
---------------------
 CLASS I SHARES -
 Inception 9/18/97          22.25          NA       10.78         NA       18.08(+)         NA
---------------------

 Performance of the Growth Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

 + Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C have been adjusted for the contingent deferred sales charge
   (CDSC).

 PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

 FUND SECTOR ALLOCATION

 Information Technology                                           38.0%
 Industrials                                                      12.6
 Energy                                                           11.3
 Consumer Discretionary                                           11.1
 Financials                                                       10.3
 Health Care                                                      10.3
 Telecommunication Services                                        3.7
 Materials                                                         1.7
 Consumer Staples                                                  1.0
---------------------------------------------------------------------------

Sector allocations are based on total investments (excluding security lending collateral and short term investments) and may vary over time.

 12
      ANNUAL REPORT   Calamos Growth Fund

CALAMOS BLUE CHIP FUND

PRIMARY OBJECTIVE: Long-term capital growth

GROWTH OF $10,000: CLASS A SHARES from 12/1/03 to 3/31/06

---- Calamos Blue Chip Fund
---- S&P 500 Index*

(A SHARES BAR CHART)

                                                                   CALAMOS BLUE CHIP FUND                 S&P 500 INDEX*
                                                                   ----------------------                 --------------
12/1/03                                                                     9524                              10000
                                                                            9581                              10524
                                                                            9743                              10717
                                                                            9905                              10866
3/04                                                                        9781                              10702
                                                                            9514                              10534
                                                                            9648                              10679
                                                                            9848                              10886
                                                                            9390                              10526
                                                                            9410                              10569
                                                                            9552                              10683
                                                                            9705                              10846
                                                                           10229                              11285
                                                                           10533                              11669
                                                                           10304                              11385
                                                                           10590                              11624
3/05                                                                       10400                              11419
                                                                           10133                              11202
                                                                           10505                              11558
                                                                           10533                              11575
                                                                           10848                              12005
                                                                           10800                              11896
                                                                           10981                              11992
                                                                           10781                              11792
                                                                           11172                              12238
                                                                           11172                              12242
                                                                           11429                              12567
                                                                           11420                              12601
3/06                                                                       11553                              12758

FUND DISCUSSION: Calamos Blue Chip Fund returned 11.09% (Class A shares, before sales charge) for the fiscal year ended March 31, 2006, compared with the S&P 500 return of 11.73% for the period. The market's and the Fund's strong performance is all the more significant given impediments such as the Fed's tightening of interest rates, record oil prices, Hurricane Katrina and the ongoing war in Iraq. Ultimately, the market focused on the positive news of the global economic expansion, strong corporate balance sheets and an array of economic indicators that prevailed over negative factors. This result was consistent with the Fund's positioning during the period and is aligned with our overall outlook.

In the first quarter of 2006, the equity markets saw the 14th straight quarter of double-digit earnings-per-share growth. As such, we continue to position the portfolio for the mid-cycle growth phase of the economy, a period we believe can last for years. We remain optimistic on the equity markets and have situated our portfolios accordingly, favoring mostly higher-quality, less cyclical companies with stable growth prospects. In anticipation of the cool down in the real estate market, we added to the Financials sector, which should stand to benefit if consumers shift to savings and investing in order to maximize household net worth as the housing market shows signs of slowing. We also like long-term secular themes -- such as education services -- that we think will continue into the foreseeable future, as companies and individuals seek a competitive advantage in an increasingly global marketplace. As we believe capital expenditures will increase and offset a slowdown in consumer spending, we're

                                                                              13
                                    Calamos Blue Chip Fund   ANNUAL REPORT

CALAMOS BLUE CHIP FUND

positioned to take advantage of expenditures in technology, wireless infrastructure and U.S. infrastructure.

We've also realigned the allocation to Consumer Discretionary names. While we believe that, overall, the consumer is in good shape (with household net worth at all time highs), higher energy prices do impact lower-income spenders. Thus our focus in the realm of consumer-driven businesses continues to be on the purchasing behaviors of higher-income consumers, who are less affected by higher energy prices.

For more information, including market commentaries, outlooks and fund updates, please visit www.calamos.com.

NOTES:

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. The foregoing graph and following tables do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

* The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown is from 11/30/03, since comparative index data is available only for full monthly periods. Source: Lipper Analytical Services.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

 14
      ANNUAL REPORT   Calamos Blue Chip Fund

                                                          CALAMOS BLUE CHIP FUND

 AVERAGE ANNUAL TOTAL RETURN+

                                    1 YEAR                          SINCE INCEPTION
                                 load-adjusted                       load-adjusted
 CLASS A SHARES -
 Inception 12/1/03          11.09%             5.85%             8.64%             6.39%
---------------------
 CLASS B SHARES -
 Inception 12/1/03          10.17              5.17              7.82              6.65
---------------------
 CLASS C SHARES -
 Inception 12/1/03          10.26              9.26              7.86              7.86
---------------------
 CLASS I SHARES -
 Inception 12/1/03          11.43                NA              8.96                NA
---------------------

 + Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

 PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

 FUND SECTOR ALLOCATION

 Financials                                                       22.7%
 Health Care                                                      15.2
 Information Technology                                           15.1
 Industrials                                                      14.2
 Energy                                                           11.3
 Consumer Staples                                                  8.9
 Consumer Discretionary                                            8.2
 Utilities                                                         1.5
 Materials                                                         1.5
 Telecommunication Services                                        1.4
---------------------------------------------------------------------------

Sector allocations are based on total investments (excluding security lending collateral and short term investments) and may vary over time.

                                                                              15
                                    Calamos Blue Chip Fund   ANNUAL REPORT

CALAMOS VALUE FUND

PRIMARY OBJECTIVE: Long-term capital growth

GROWTH OF $10,000: CLASS A SHARES from 1/2/02 to 3/31/06

---- Calamos Value Fund
---- Russell 1000(R) Value Index*

(A SHARES BAR CHART)

                                                                     CALAMOS VALUE FUND            RUSSELL 1000(R) VALUE INDEX*
                                                                     ------------------            ----------------------------
1/2/02                                                                      9524                              10000
                                                                            9476                               9923
                                                                            9219                               9939
3/02                                                                        9419                              10409
                                                                            9457                              10052
                                                                            9486                              10103
                                                                            8695                               9522
                                                                            8000                               8637
                                                                            8038                               8702
                                                                            7200                               7735
                                                                            7486                               8308
                                                                            8257                               8831
                                                                            7743                               8448
                                                                            7486                               8243
                                                                            7276                               8023
3/03                                                                        7333                               8037
                                                                            7924                               8744
                                                                            8638                               9309
                                                                            8886                               9425
                                                                            8971                               9565
                                                                            9200                               9714
                                                                            9114                               9620
                                                                            9743                              10208
                                                                           10029                              10347
                                                                           10324                              10985
                                                                           10648                              11178
                                                                           10971                              11417
3/04                                                                       10733                              11317
                                                                           10610                              11041
                                                                           10762                              11153
                                                                           10952                              11417
                                                                           10362                              11256
                                                                           10495                              11416
                                                                           10524                              11593
                                                                           10800                              11786
                                                                           11229                              12382
                                                                           11695                              12796
                                                                           11286                              12569
                                                                           11581                              12986
3/05                                                                       11438                              12808
                                                                           11086                              12578
                                                                           11429                              12881
                                                                           11657                              13022
                                                                           11914                              13399
                                                                           11981                              13340
                                                                           12048                              13528
                                                                           11895                              13184
                                                                           12162                              13615
                                                                           12241                              13699
                                                                           12657                              14231
                                                                           12618                              14318
3/06                                                                       12915                              14512

FUND DISCUSSION: For the fiscal year ended March 31, 2006, Calamos Value Fund returned 12.91% (Class A shares, before sales charge), versus 13.31% for the Russell 1000(R) Value Index.

Based on our philosophy of one team, one process, our investment team applies the same time-tested research tools to the Value Fund as we do to other strategies. The difference in this Fund is the emphasis: Here, we focus on opportunities where the disparity between the market's valuation of a company and our assessment of its intrinsic business valuation signals the potential for significant appreciation, provided we can identify a specific catalyst that offers the potential to spur market recognition and return the stock to a more "normal" value. Companies under consideration also must have risk-mitigating characteristics such as sound financials and strength within their industry, whether small-, mid- or large-cap opportunities.

During the reporting period, we positioned the Fund for an environment of slower but stable growth. In particular, we emphasized the Consumer Discretionary, Information Technology and Financials sectors. Over the course of the period, we added to our exposure in the Financials sector, which we believe may benefit as consumers shift to savings and investing in order to maximize household net worth, should the housing market slow down. Among our Consumer Discretionary holdings, the higher price of gasoline and other energy costs caused us to realign our exposure to emphasize companies that provide goods and services to the higher-income consumer while limiting exposure to firms that serve the lower-income consumer, whose spending behaviors are more affected by rising energy costs.

 16
      ANNUAL REPORT   Calamos Value Fund

                                                              CALAMOS VALUE FUND

For the fiscal year, small- and mid-sized stocks bested large-cap names. Information Technology was the best-performing sector within the Russell 1000(R) Value Index, and our slight overweight and selection within the Information Technology added to overall performance. Security selection within the Energy and Consumer Discretionary sectors was also beneficial. Conversely, stock picks in Health Care and Consumer Staples detracted from overall performance. We believe the economic environment remains favorable: Despite 15 consecutive interest rate hikes, the cost to borrow for companies remains historically low; consumer sentiment remains strong as household net worth continues to climb and unemployment levels hover below 5%. Likewise, we remain optimistic regarding the equity markets and have positioned the Fund accordingly, favoring higher-quality companies that possess catalysts for growth. The Fund remains underweight in Energy, as we are finding few attractively valued opportunities given the sector's strong performance over the past year.

For more information, including market commentaries, outlooks and fund updates, please visit www.calamos.com.

NOTES:

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. The foregoing graph and following tables do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

* The Russell 1000(R) Value Index measures the performance of those companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. Index data shown is from 1/1/02, since comparative index data is available only for full monthly periods. Source: Russell/Mellon Analytical Services LLC.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

                                                                              17
                                        Calamos Value Fund   ANNUAL REPORT

CALAMOS VALUE FUND

 AVERAGE ANNUAL TOTAL RETURN+

                                    1 YEAR                       SINCE INCEPTION
                                load-adjusted                     load-adjusted
 CLASS A SHARES -
 Inception 1/2/02           12.91%            7.54%            7.45%            6.22%
---------------------
 CLASS B SHARES -
 Inception 1/2/02           12.01             7.01             6.65             6.26
---------------------
 CLASS C SHARES -
 Inception 1/2/02           12.02            11.02             6.63             6.63
---------------------
 CLASS I SHARES -
 Inception 3/1/02           13.22               NA             8.49               NA
---------------------

 + Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.
   Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

 PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

 FUND SECTOR ALLOCATION

 Financials                                                       28.6%
 Consumer Discretionary                                           25.6
 Information Technology                                           19.1
 Health Care                                                      11.4
 Consumer Staples                                                  6.7
 Energy                                                            5.7
 Materials                                                         1.9
 Industrials                                                       1.0
---------------------------------------------------------------------------

Sector allocations are based on total investments (excluding security lending collateral and short term investments) and may vary over time.

 18
      ANNUAL REPORT   Calamos Value Fund

CALAMOS INTERNATIONAL GROWTH FUND

PRIMARY OBJECTIVE: Long-term capital growth

GROWTH OF $10,000: CLASS A SHARES from 3/16/05 to 3/31/06

---- Calamos International
     Growth Fund
------ MSCI EAFE
       Growth Index*
---  MSCI EAFE
     Index**

(A SHARES BAR CHART)

                                                  CALAMOS INTERNATIONAL         MSCI EAFE GROWTH
                                                       GROWTH FUND                   INDEX*                 MSCI EAFE INDEX**
                                                  ---------------------         ----------------            -----------------
3/16/05                                                    9524                       10000                       10000
3/05                                                       9295                        9700                        9690
                                                           9010                        9520                        9473
                                                           9219                        9556                        9487
6/05                                                       9543                        9636                        9617
                                                          10133                        9930                        9912
                                                          10381                       10216                       10166
9/05                                                      10914                       10648                       10620
                                                          10276                       10357                       10311
                                                          10695                       10554                       10566
12/05                                                     11349                       11113                       11058
                                                          12287                       11798                       11738
                                                          12172                       11666                       11714
3/06                                                      12536                       12123                       12106

FUND DISCUSSION: WE ARE PLEASED TO REPORT THAT -- IN ITS DEBUT ANNUAL REPORT -- THE CALAMOS INTERNATIONAL GROWTH FUND TURNED IN A STRONG PERFORMANCE, GAINING 34.87% (CLASS A SHARES, BEFORE SALES CHARGE) FOR THE FISCAL YEAR ENDED MARCH 31, 2006. Such outperformance compares favorably with the MSCI EAFE Index and the MSCI EAFE Growth Index, both broadly representing the international markets, returning 24.94% and 24.98% respectively.

We are long-term bullish on the global growth story, and are strong believers in the importance of investing from a global viewpoint. Our decision to launch the Fund was based on this premise, and the Fund utilizes the same approach we have taken in our domestic growth strategy: focusing on finding companies we determine to have both balance sheet strength and sustainable growth prospects. Consistent with our overall approach, investment decisions for the Fund are made as a function of relative risk/reward opportunities, relying on both company specifics and long-term societal trends.

In recent quarters, many U.S. equities offered returns slightly below their foreign counterparts, supporting the argument for the long-term benefits of maintaining international exposure in a portfolio. Emerging markets outperformed the developed markets, demonstrating that additional growth opportunities remain within this more volatile part of the investing spectrum. Going forward, we believe Japan should continue to do well and we expect Europe to improve, albeit slowly. Globally, we

                                                                              19
                         Calamos International Growth Fund   ANNUAL REPORT

CALAMOS INTERNATIONAL GROWTH FUND

believe the economic environment looks above-average, with the major risks being oil prices, geopolitical strife and global protectionism.

As noted, the Fund is invested along longer-term investment themes or secular trends that take advantage of the changing global markets and demographics. Performance during the fiscal year was helped by stock selection in Energy, Telecommunications, Financials and Materials, as well as a steady increase in our weighting to Japan. Our decision to underweight Telecommunications and Consumer Staples while overweighting Industrials also provided a lift to performance. Because the U.S. dollar appreciated against the major currencies in which we invested during the reporting period, the Fund's unhedged posture also contributed to performance.

For more information, including market commentaries, outlooks and fund updates, please visit www.calamos.com.

NOTES:

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. The foregoing graph and following tables do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

* The MSCI EAFE Growth Index measures developed market growth equity performance (excluding the U.S. and Canada). Source: Lipper Analytical Services.

** The MSCI EAFE Index measures developed market equity performance (excluding the U.S. and Canada). Source: Lipper Analytical Services.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

 20
      ANNUAL REPORT   Calamos International Growth Fund

                                               CALAMOS INTERNATIONAL GROWTH FUND

 AVERAGE ANNUAL TOTAL RETURN+

                                    1 YEAR                       SINCE INCEPTION
                                load-adjusted                     load-adjusted
 CLASS A SHARES -
 Inception 3/16/05          34.87%           28.42%           30.12%           24.18%
---------------------
 CLASS B SHARES -
 Inception 3/16/05          33.81            28.81            29.15            25.35
---------------------
 CLASS C SHARES -
 Inception 3/16/05          33.73            32.73            29.07            29.07
---------------------
 CLASS I SHARES -
 Inception 3/16/05          35.13               NA            30.36               NA
---------------------

 + Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2005. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

 PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

 FUND SECTOR ALLOCATION

 Financials                                                       22.9%
 Information Technology                                           16.9
 Industrials                                                      15.7
 Consumer Discretionary                                           14.1
 Energy                                                            8.2
 Materials                                                         7.1
 Health Care                                                       6.8
 Consumer Staples                                                  4.5
 Utilities                                                         1.9
 Telecommunication Services                                        1.9
---------------------------------------------------------------------------

Sector allocations are based on total investments (excluding security lending collateral and short term investments) and may vary over time.

                                                                              21
                         Calamos International Growth Fund   ANNUAL REPORT

CALAMOS GLOBAL GROWTH AND INCOME FUND

PRIMARY OBJECTIVE: High long-term return through capital appreciation and current income

GROWTH OF $10,000: CLASS A SHARES from 9/9/96 to 3/31/06

---- Calamos Global Growth and Income Fund
---- MSCI World Index*

(A SHARES BAR CHART)

                                                                 CALAMOS GLOBAL GROWTH AND
                                                                        INCOME FUND                     MSCI WORLD INDEX*
                                                                 -------------------------              -----------------
                                                                            9524                               10000
9/96                                                                        9524                               10000
                                                                            9600                             10393.4
                                                                            9619                             10467.8
                                                                           10152                             11056.3
                                                                           10040                             10881.1
                                                                           10384                             11014.1
                                                                           10365                             11142.7
3/97                                                                       10288                             10924.2
                                                                           10613                             11283.2
                                                                           11052                             11981.6
                                                                           11629                             12581.1
                                                                           12413                             13162.5
                                                                           11746                             12283.9
                                                                           12276                             12953.2
                                                                           11511                             12273.4
                                                                           11609                             12492.6
                                                                           11882                             12646.8
                                                                           11962                             13001.2
                                                                           12464                             13882.8
3/98                                                                       13408                             14471.1
                                                                           13388                             14614.7
                                                                           13510                             14433.7
                                                                           13881                             14778.3
                                                                           13881                             14756.7
                                                                           12169                               12791
                                                                           12228                             13019.5
                                                                           12645                             14198.7
                                                                           13271                             15045.3
                                                                           13556                             15782.6
                                                                           13812                             16130.4
                                                                           13684                             15703.5
3/99                                                                       14089                             16359.7
                                                                           14665                             17006.8
                                                                           14452                             16387.7
                                                                           15049                             17154.3
                                                                           15134                             17105.2
                                                                           15284                             17077.3
                                                                           15091                               16914
                                                                           15692                             17795.5
                                                                           17128                             18298.4
                                                                           19958                             19781.9
                                                                           18892                             18651.3
                                                                           20219                             18703.9
3/00                                                                       20110                               19999
                                                                           19588                             19155.7
                                                                           18826                             18673.1
                                                                           19954                             19304.4
                                                                           19451                             18763.4
                                                                           20543                             19376.1
                                                                           19943                             18348.1
                                                                           19264                             18042.9
                                                                           18050                             16949.8
                                                                           18788                             17226.4
                                                                           18788                               17561
                                                                           18216                             16078.8
3/01                                                                       17838                             15025.8
                                                                           18390                             16140.2
                                                                           18289                             15939.7
                                                                           17969                             15442.6
                                                                           17818                             15239.2
                                                                           17516                             14510.7
                                                                           16717                               13234
                                                                           16819                             13488.8
                                                                           17245                             14288.9
                                                                           17473                             14380.4
                                                                           17601                             13946.3
                                                                           17473                             13827.8
3/02                                                                       17931                             14469.7
                                                                           18191                             13956.8
                                                                           18087                             13989.2
                                                                           17339                             13143.3
                                                                           16530                               12037
                                                                           16660                             12062.1
                                                                           15929                             10738.2
                                                                           16243                             11532.7
                                                                           16895                             12157.1
                                                                           16530                             11570.3
                                                                           16504                             11220.7
                                                                           16347                             11028.6
3/03                                                                       16373                             10998.3
                                                                           17261                             11980.5
                                                                           17966                             12671.1
                                                                           18280                             12895.1
                                                                           18542                             13159.4
                                                                           18960                             13446.9
                                                                           18673                             13532.2
                                                                           19640                             14337.9
                                                                           19876                             14559.6
                                                                           20268                             15476.6
                                                                           20843                             15728.4
                                                                           21235                             15997.4
3/04                                                                       21026                             15897.5
                                                                           20582                             15580.7
                                                                           20739                             15721.4
                                                                           21026                             16063.2
                                                                           20608                               15543
                                                                           20477                             15617.5
                                                                           20817                               15918
                                                                           20843                             16311.4
                                                                           21506                             17175.4
                                                                           22029                             17836.3
                                                                           21610                             17438.1
                                                                           22160                             17998.4
3/05                                                                       21636                               17658
                                                                           21035                             17284.1
                                                                           21820                             17604.4
                                                                           22395                             17764.5
                                                                           23180                               18389
                                                                           23572                             18536.2
                                                                           24750                               19023
                                                                           24357                             18565.3
                                                                           25356                             19193.9
                                                                           26250                             19624.1
                                                                           27368                             20504.2
                                                                           27177                             20482.3
3/06                                                                       27750                             20941.9

FUND DISCUSSION: For the fiscal year ended March 31, 2006, Calamos Global Growth and Income Fund returned 28.25% (Class A shares, before sales charge), outperforming the MSCI World Index, which returned 18.60%.

Such outperformance is all the more noteworthy given the Fund's relatively conservative approach to seeking global participation in the long-term upward trend of stocks: By combining convertible securities with traditional stocks, the Fund aims to exhibit better downside protection (via its convertible allocation) while still maintaining exposure to the stock market. This type of dynamic asset allocation is designed to provide a consistent balance between risk and reward throughout the full course of the market cycle.

During the period, the global economic expansion began to show more convincing signs of its authenticity, and the markets responded favorably. The Fund was positioned for this robust economic environment prior to its recognition and endured some difficult months, particularly among its convertible holdings, which were hampered by hedge fund selling throughout much of the fiscal year. However, the Fund ultimately benefited from this situation, as we were able to increase opportunities among undervalued convertibles with growth potential. As the valuation gap narrowed -- particularly during the last quarter of the fiscal year -- the Fund's convertible allocation made a strong comeback.

Among regions, the Fund was helped by the exceptional returns in the Japanese market, where we had been steadily increasing our exposure. Our exposure to emerging

 22
      ANNUAL REPORT   Calamos Global Growth and Income Fund

                                           CALAMOS GLOBAL GROWTH AND INCOME FUND

markets, although light, added value as well. Among sectors, the Fund's outperformance was due, in large part, to issue selection within the Materials, Information Technology, Energy and Industrials sectors.

Looking ahead, we expect Japan and emerging markets to continue their strong performance. We also believe Europe will do well as the economies within the European Union continue their recoveries. We believe the strong U.S. market should continue to be an engine of growth, stimulating the world economy. As for global convertibles, we expect them to continue reverting to fair value or slightly above as selling pressure subsides and activity in mergers and acquisitions continues to pick up.

For more information, including market commentaries, outlooks and fund updates, please visit www.calamos.com.

NOTES:

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. The foregoing graph and following tables do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

* The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Index data shown is from 8/31/96 since comparative index data is available only for full monthly periods. Source: Lipper Analytical Services.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

                                                                              23
                     Calamos Global Growth and Income Fund   ANNUAL REPORT

CALAMOS GLOBAL GROWTH AND INCOME FUND

 AVERAGE ANNUAL TOTAL RETURN+

                                 1 YEAR                 5 YEARS            SINCE INCEPTION
                              load-adjusted          load-adjusted          load-adjusted
 CLASS A SHARES -
 Inception 9/9/96           28.25%      22.20%      9.24%      8.17%      11.84%      11.27%
---------------------
 CLASS B SHARES -
 Inception 9/11/00          27.39       22.39       8.42       8.13        6.62        6.49
---------------------
 CLASS C SHARES -
 Inception 9/24/96          27.31       26.31       8.39       8.39       11.35       11.35
---------------------
 CLASS I SHARES -
 Inception 9/18/97          28.56          NA       9.52         NA       10.48          NA
---------------------

 Performance of the Global Growth and Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

 + Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

 PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

 FUND SECTOR ALLOCATION

 Financials                                                       20.3%
 Information Technology                                           15.9
 Consumer Discretionary                                           15.6
 Industrials                                                      10.9
 Health Care                                                      10.3
 Energy                                                            8.3
 Consumer Staples                                                  5.9
 Materials                                                         5.0
 US Government Securities                                          4.3
 Telecommunication Services                                        2.4
 Utilities                                                         1.1
---------------------------------------------------------------------------

Sector allocations are based on total investments (excluding security lending collateral and short term investments) and may vary over time.

 24
      ANNUAL REPORT   Calamos Global Growth and Income Fund

CALAMOS GROWTH AND INCOME FUND

PRIMARY OBJECTIVE: High long-term total return through growth and current income

GROWTH OF $10,000: CLASS A SHARES

10 YEARS ENDING 3/31/06

---- Calamos Growth and Income Fund
---- S&P 500 Index*
---- Value Line Convertible Index**

(A SHARES BAR CHART)

                                                   CALAMOS GROWTH AND        VALUE LINE CONVERTIBLE
                                                       INCOME FUND                   INDEX**                 S&P 500 INDEX*
                                                   ------------------        ----------------------          --------------
3/31/96                                                    9524                       10000                       10000
                                                           9683                       10191                       10147
                                                           9902                       10474                       10409
                                                           9868                       10353                       10449
                                                           9494                       10032                        9987
                                                           9781                       10373                       10198
                                                          10021                       10620                       10772
                                                          10236                       10715                       11069
                                                          10679                       10964                       11906
                                                          10654                       11017                       11670
                                                          11040                       11328                       12399
                                                          10909                       11311                       12496
3/97                                                      10756                       11165                       11983
                                                          11109                       11210                       12698
                                                          11663                       11746                       13471
                                                          12074                       12063                       14074
                                                          12675                       12709                       15194
                                                          12537                       12831                       14343
                                                          13124                       13313                       15129
                                                          12607                       13032                       14623
                                                          12818                       13011                       15300
                                                          13140                       13006                       15563
                                                          13291                       13109                       15735
                                                          14178                       13569                       16870
3/98                                                      14816                       14109                       17734
                                                          14855                       14246                       17913
                                                          14417                       13856                       17605
                                                          15040                       13662                       18320
                                                          14936                       13382                       18125
                                                          13322                       11746                       15504
                                                          13576                       11875                       16497
                                                          13826                       12177                       17839
                                                          14826                       12617                       18921
                                                          15455                       12316                       20011
                                                          15877                       12576                       20848
                                                          15283                       12347                       20200
3/99                                                      15838                       12431                       21008
                                                          16568                       13158                       21821
                                                          16308                       13225                       21306
                                                          17407                       13484                       22489
                                                          17363                       13484                       21786
                                                          17583                       13349                       21679
                                                          17592                       13348                       21084
                                                          18571                       13551                       22419
                                                          20027                       14085                       22874
                                                          23637                       14718                       24221
                                                          22380                       14847                       23005
                                                          25706                       15450                       22569
3/00                                                      25306                       15733                       24777
                                                          24188                       14268                       24032
                                                          23043                       14059                       23538
                                                          24635                       14875                       24119
                                                          24105                       14496                       23742
                                                          26561                       15149                       25216
                                                          26582                       14942                       23885
                                                          25605                       14102                       23784
                                                          23762                       13398                       21909
                                                          25258                       13202                       22016
                                                          25157                       14250                       22797
                                                          24219                       13894                       20719
3/01                                                      23578                       12919                       19406
                                                          24642                       13797                       20914
                                                          24835                       14175                       21054
                                                          24551                       13998                       20542
                                                          24571                       13748                       20340
                                                          24296                       13622                       19066
                                                          22829                       12671                       17527
                                                          23403                       12865                       17861
                                                          24353                       13372                       19231
                                                          24657                       13541                       19399
                                                          24741                       13574                       19116
                                                          24375                       13181                       18748
3/02                                                      25114                       13649                       19453
                                                          25271                       13492                       18273
                                                          25324                       13388                       18139
                                                          24450                       12675                       16847
                                                          23187                       11924                       15534
                                                          23408                       12062                       15635
                                                          22478                       11766                       13936
                                                          22944                       12025                       15163
                                                          24108                       12669                       16055
                                                          23645                       12862                       15112
                                                          23901                       13235                       14716
                                                          23762                       13240                       14495
3/03                                                      23894                       13459                       14636
                                                          25041                       14125                       15842
                                                          26487                       14706                       16676
                                                          26700                       14904                       16889
                                                          27012                       15178                       17187
                                                          27528                       15077                       17522
                                                          27455                       14884                       17336
                                                          28943                       15263                       18317
                                                          29741                       15491                       18478
                                                          30165                       15977                       19447
                                                          31077                       16265                       19804
                                                          31327                       16382                       20079
3/04                                                      31240                       16835                       19776
                                                          29858                       16620                       19466
                                                          30043                       16615                       19733
                                                          30706                       16814                       20117
                                                          29722                       16443                       19451
                                                          29536                       16328                       19529
                                                          30333                       16687                       19741
                                                          30465                       16859                       20043
                                                          32209                       17400                       20854
                                                          33081                       17849                       21563
                                                          32215                       17495                       21038
                                                          32992                       17611                       21480
3/05                                                      32615                       17164                       21100
                                                          31264                       16700                       20700
                                                          32457                       16652                       21358
                                                          33148                       17416                       21389
                                                          34031                       17846                       22184
                                                          34468                       18096                       21982
                                                          35243                       18246                       22160
                                                          34537                       18002                       21790
                                                          35226                       18302                       22614
                                                          35748                       18478                       22622
                                                          37649                       18776                       23221
                                                          37104                       18914                       23284
3/06                                                      37835                       19240                       23574

FUND DISCUSSION: For the fiscal year ended March 31, 2006, Calamos Growth and Income Fund returned 16.01% (Class A shares, before sales charge), surpassing the S&P 500 Index, which returned 11.73%, and the Value Line Convertible Index, which returned 12.10%. Such outperformance has also characterized the Fund during longer periods. As the 10-year graph (above) illustrates, the Fund has significantly outperformed the stock and convertible indices. The graph on the following page shows the Fund's performance since its inception in 1988.

Our growth and income strategy is driven by where we think we are in the economic cycle -- which helps us position ourselves with regard to the balance between risk and reward -- and what is happening in both the equity and convertible markets on a security basis -- which helps us focus our research toward specific opportunities. WE BELIEVE WE ARE IN THE MID-PHASE OF THE ECONOMIC CYCLE, MEANING THAT RISKS TO THE UPSIDE AND DOWNSIDE ARE FAIRLY WELL-BALANCED, and in this environment, we try to achieve a degree of equity sensitivity that's tempered by a measure of downside protection.

The Fund's outperformance relative to the indices is attributable to favorable sector and asset class allocation as well as to our positioning the portfolio to take advantage of undervaluations among convertibles. During the first quarter of 2006, while convertibles benefited from the ongoing rally of their underlying equity counterparts,

                                                                              25
                            Calamos Growth and Income Fund   ANNUAL REPORT

CALAMOS GROWTH AND INCOME FUND

GROWTH OF $10,000: CLASS A SHARES

SINCE INCEPTION (9/22/88) THROUGH 3/31/06

---- Calamos Growth and Income Fund

(A SHARES BAR CHART)

                                                                     CALAMOS GROWTH & INCOME FUND
                                                                     ----------------------------
9/22/88                                                                           9524
                                                                                  9457
                                                                                  9465
                                                                                  9610
                                                                                 10025
                                                                                  9973
3/31/89                                                                          10024
                                                                                 10385
                                                                                 10645
                                                                                 10543
                                                                                 11033
                                                                                 11583
                                                                                 11546
                                                                                 11205
                                                                                 11210
                                                                                 11193
                                                                                 10554
                                                                                 10662
3/31/90                                                                          10938
                                                                                 10806
                                                                                 11629
                                                                                 11642
                                                                                 11519
                                                                                 10807
                                                                                 10225
                                                                                  9933
                                                                                 10559
                                                                                 10800
                                                                                 11456
                                                                                 12165
3/31/91                                                                          12388
                                                                                 12282
                                                                                 12772
                                                                                 12292
                                                                                 12879
                                                                                 13489
                                                                                 13650
                                                                                 13994
                                                                                 13628
                                                                                 15193
                                                                                 15149
                                                                                 15377
3/31/92                                                                          15095
                                                                                 14758
                                                                                 14877
                                                                                 14672
                                                                                 15233
                                                                                 15038
                                                                                 15428
                                                                                 15798
                                                                                 16341
                                                                                 16730
                                                                                 17293
                                                                                 16993
3/31/93                                                                          17683
                                                                                 17532
                                                                                 17961
                                                                                 18283
                                                                                 18204
                                                                                 19192
                                                                                 19483
                                                                                 19483
                                                                                 18900
                                                                                 19211
                                                                                 19843
                                                                                 19562
3/31/94                                                                          18574
                                                                                 18320
                                                                                 18150
                                                                                 17635
                                                                                 18204
                                                                                 18642
                                                                                 18380
                                                                                 18630
                                                                                 18131
                                                                                 18190
                                                                                 18117
                                                                                 18397
3/31/95                                                                          18825
                                                                                 19300
                                                                                 19761
                                                                                 20427
                                                                                 21283
                                                                                 21373
                                                                                 22139
                                                                                 22079
                                                                                 23046
                                                                                 23490
                                                                                 24287
                                                                                 24574
3/31/96                                                                          25037
                                                                                 25454
                                                                                 26031
                                                                                 25940
                                                                                 24958
                                                                                 25712
                                                                                 26343
                                                                                 26908
                                                                                 28071
                                                                                 28006
                                                                                 29020
                                                                                 28676
3/31/97                                                                          28275
                                                                                 29204
                                                                                 30660
                                                                                 31740
                                                                                 33318
                                                                                 32957
                                                                                 34499
                                                                                 33140
                                                                                 33695
                                                                                 34542
                                                                                 34938
                                                                                 37269
3/31/98                                                                          38946
                                                                                 39051
                                                                                 37899
                                                                                 39537
                                                                                 39264
                                                                                 35020
                                                                                 35687
                                                                                 36344
                                                                                 38974
                                                                                 40627
                                                                                 41736
                                                                                 40175
3/31/99                                                                          41634
                                                                                 43554
                                                                                 42868
                                                                                 45759
                                                                                 45644
                                                                                 46220
                                                                                 46245
                                                                                 48820
                                                                                 52646
                                                                                 62136
                                                                                 58831
                                                                                 67574
3/31/00                                                                          66523
                                                                                 63584
                                                                                 60574
                                                                                 64760
                                                                                 63365
                                                                                 69822
                                                                                 69877
                                                                                 67308
                                                                                 62465
                                                                                 66396
                                                                                 66131
                                                                                 63666
3/31/01                                                                          61980
                                                                                 64778
                                                                                 65284
                                                                                 64538
                                                                                 64591
                                                                                 63868
                                                                                 60011
                                                                                 61520
                                                                                 64018
                                                                                 64817
                                                                                 65037
                                                                                 64076
3/31/02                                                                          66019
                                                                                 66432
                                                                                 66570
                                                                                 64272
                                                                                 60952
                                                                                 61533
                                                                                 59090
                                                                                 60134
                                                                                 63374
                                                                                 62157
                                                                                 62831
                                                                                 62465
3/31/03                                                                          62812
                                                                                 65825
                                                                                 69628
                                                                                 70189
                                                                                 71008
                                                                                 72365
                                                                                 72171
                                                                                 76083
                                                                                 78181
                                                                                 79296
                                                                                 81693
                                                                                 82350
3/31/04                                                                          82122
                                                                                 78489
                                                                                 78976
                                                                                 80718
                                                                                 78130
                                                                                 77641
                                                                                 79738
                                                                                 80084
                                                                                 84670
                                                                                 86960
                                                                                 84686
                                                                                 86727
3/31/05                                                                          85736
                                                                                 82185
                                                                                 85322
                                                                                 87137
                                                                                 89460
                                                                                 90606
                                                                                 92644
                                                                                 90788
                                                                                 92600
                                                                                 93972
                                                                                 98971
                                                                                 97538
3/31/06                                                                          99458

additional positive performance came from broader recognition of their lower valuations relative to stocks.

We continue to see potential in the equity markets and we are also closely monitoring convertible undervaluations for the opportunities they may create. Over the last several months, we believe we've struck a good balance in the portfolio between equity sensitivity and positioning for downside risk protection.

An overweight position in convertibles throughout the period benefited the portfolio, as did security selection within Energy, Information Technology, Financials and Industrials. However, Health Care selection was off for the year and an underweight position in Materials and Telecommunications detracted from performance.

Going forward, we remain overweight in convertibles, but to a lesser degree than we were earlier in the period. We believe the economy appears to be in good shape and that our outlook remains positive on both equities and convertibles. Activity in mergers and acquisitions is picking up, and we believe this will produce additional opportunities within the equity and convertible markets.

Although we have a positive outlook, we continue to monitor potential risks and will adjust the portfolio if necessary according to the flexible parameters of the Fund's investment approach.

 26
      ANNUAL REPORT   Calamos Growth and Income Fund

                                                  CALAMOS GROWTH AND INCOME FUND

For more information, including market commentaries, outlooks and fund updates, please visit www.calamos.com.

NOTES:

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. The foregoing graphs and following tables do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

* The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper Analytical Services.

** The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the 10-year Growth of $10,000 graph is from 4/1/96, since comparative index data is available only for full monthly periods. Source:
Russell/ Mellon Analytical Services.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

                                                                              27
                            Calamos Growth and Income Fund   ANNUAL REPORT

CALAMOS GROWTH AND INCOME FUND

 AVERAGE ANNUAL TOTAL RETURN+

                                                                               10 YEARS OR
                                 1 YEAR                 5 YEARS            (+)SINCE INCEPTION
                              load-adjusted          load-adjusted            load-adjusted
 CLASS A SHARES -
 Inception 9/22/88          16.01%      10.48%       9.92%      8.86%      14.79%        14.23%
---------------------
 CLASS B SHARES -
 Inception 9/11/00          15.15       10.15        9.10       8.82        8.29(+)       8.17(+)
---------------------
 CLASS C SHARES -
 Inception 8/5/96           15.16       14.16        9.10       9.10       14.64(+)      14.64(+)
---------------------
 CLASS I SHARES -
 Inception 9/18/97          16.33          NA       10.19         NA       13.73(+)         NA
---------------------

 Performance of the Growth and Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

 + Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

 PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

 FUND SECTOR ALLOCATION

 Information Technology                                           20.2%
 Financials                                                       19.1
 Health Care                                                      13.7
 Industrials                                                      10.5
 Consumer Discretionary                                           10.5
 Energy                                                            9.7
 US Government Securities                                          8.2
 Telecommunication Services                                        3.1
 Materials                                                         3.1
 Consumer Staples                                                  1.5
 Utilities                                                         0.4
---------------------------------------------------------------------------

Sector allocations are based on total investments (excluding security lending collateral and short term investments) and may vary over time.

 28
      ANNUAL REPORT   Calamos Growth and Income Fund

CALAMOS HIGH YIELD FUND

PRIMARY OBJECTIVE: Highest level of current income obtainable with reasonable risk, with a secondary objective of capital gain where consistent with the Fund's primary objective

GROWTH OF $10,000: CLASS A SHARES from 8/2/99 to 3/31/06

---- Calamos High Yield Fund
---- CS High Yield Index*

(A SHARES BAR CHART)

                                                                  CALAMOS HIGH YIELD FUND              CS HIGH YIELD INDEX*
                                                                  -----------------------              --------------------
8/2/99                                                                      9524                              10000
                                                                            9486                               9911
                                                                            9524                               9835
                                                                            9467                               9786
                                                                            9457                               9920
                                                                            9487                              10040
                                                                            9458                               9999
                                                                            9487                              10061
3/00                                                                        9383                               9911
                                                                            9432                               9896
                                                                            9472                               9737
                                                                            9587                               9955
                                                                            9737                              10049
                                                                            9827                              10116
                                                                            9809                              10023
                                                                            9799                               9712
                                                                            9626                               9329
                                                                            9596                               9516
                                                                           10321                              10086
                                                                           10290                              10188
3/01                                                                       10051                               9986
                                                                           10293                               9882
                                                                           10409                              10079
                                                                           10353                               9923
                                                                           10449                              10029
                                                                           10363                              10170
                                                                            9947                               9528
                                                                            9882                               9745
                                                                           10392                              10060
                                                                           10573                              10066
                                                                           10794                              10160
                                                                           10595                              10088
3/02                                                                       10953                              10319
                                                                           11109                              10483
                                                                           11154                              10446
                                                                           10658                              10081
                                                                            9927                               9793
                                                                           10039                               9920
                                                                            9816                               9798
                                                                            9884                               9739
                                                                           10602                              10254
                                                                           10623                              10379
                                                                           10878                              10661
                                                                           10936                              10819
3/03                                                                       11231                              11096
                                                                           11839                              11662
                                                                           12062                              11831
                                                                           12302                              12176
                                                                           12219                              12078
                                                                           12254                              12213
                                                                           12488                              12546
                                                                           12789                              12802
                                                                           12946                              12978
                                                                           13256                              13277
                                                                           13465                              13535
                                                                           13478                              13542
3/04                                                                       13575                              13633
                                                                           13462                              13613
                                                                           13187                              13398
                                                                           13405                              13606
                                                                           13481                              13780
                                                                           13685                              14005
                                                                           13928                              14218
                                                                           14174                              14462
                                                                           14461                              14646
                                                                           14705                              14866
                                                                           14584                              14863
                                                                           14718                              15059
3/05                                                                       14344                              14699
                                                                           14137                              14553
                                                                           14355                              14732
                                                                           14578                              14978
                                                                           14882                              15184
                                                                           14979                              15263
                                                                           15025                              15115
                                                                           14717                              14972
                                                                           14924                              15076
                                                                           15030                              15201
                                                                           15507                              15397
                                                                           15551                              15551
3/06                                                                       15652                              15671

FUND DISCUSSION: The high yield market (as measured by the CS High Yield Index) rose 6.61% for the fiscal year ended March 31, 2006. Calamos High Yield Fund significantly outperformed during the period, returning 9.11% (Class A shares, before sales charge).

Such returns came during a period of rising interest rates, a time when many investors expect their fixed income allocation to suffer. The performance of high yield bonds, however, typically tracks more closely to the performance of the underlying issuer than it does to interest rates, making them more sensitive to stock prices. THE MANAGERS OF THE CALAMOS HIGH YIELD FUND SEEK TO TAKE ADVANTAGE OF THIS EQUITY SENSITIVITY BY FOCUSING ON THE FINANCIAL STRENGTH OF A COMPANY. The Fund also benefited from our long-term economic outlook, which convinced us early on that the economic recovery was authentic and that the portfolio should emphasize those companies that stood to gain most from a strengthening economy. In other words, we continue to look for companies that offer the potential for capital gains along with a meaningful income component.

Absolute yields among high-yield bonds were lower than historic norms during the period, but compared to yields on higher-quality issues and the overall level of interest rates, we consider them appropriate. Credit spreads (the yield difference between lower quality and higher quality bonds) remain at historically low levels, but again, we believe

                                                                              29
                                   Calamos High Yield Fund   ANNUAL REPORT

CALAMOS HIGH YIELD FUND

that spreads are at a fair level given the strength of corporate balance sheets, strength of the economy and low default rates.

We believe the high-yield convertible universe remains attractively valued and we are focused on identifying issuers that will benefit from the current economic expansion. Throughout the reporting period, we increased the quantity of high yield convertibles in the Fund in order to take advantage of compelling valuation levels caused by hedge fund selling and low volatility in the marketplace. We remain positive on convertibles as we believe valuations will improve further and return to more normal historical levels. Indeed, during the first quarter of fiscal 2006, the Fund's convertible allocations saw significant gains, both from their tendency to track stock prices upward, but also from narrowing of the valuation gap. Overall, we are optimistic on the economic markets in the upcoming quarters, and believe the Fund is well positioned for additional outperformance.

For more information, including market commentaries, outlooks and fund updates, please visit www.calamos.com.

NOTES:

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. The foregoing graph and following tables do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

* The CS High Yield Index is an unmanaged index of high yield debt securities. Index data shown is from 8/1/99, since comparative index data is available only for full monthly periods. Source: Russell/Mellon Analytical Services LLC.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

 30
      ANNUAL REPORT   Calamos High Yield Fund

                                                         CALAMOS HIGH YIELD FUND

 AVERAGE ANNUAL TOTAL RETURN+

                                1 YEAR                5 YEARS            SINCE INCEPTION
                             load-adjusted         load-adjusted          load-adjusted
 CLASS A SHARES -
 Inception 8/2/99           9.11%      3.90%      9.26%      8.20%       7.74%       6.95%
---------------------
 CLASS B SHARES -
 Inception 12/21/00         8.37       3.37       8.49       8.20        9.53        9.40
---------------------
 CLASS C SHARES -
 Inception 12/21/00         8.37       7.37       8.50       8.50        9.52        9.52
---------------------
 CLASS I SHARES -
 Inception 3/1/02           9.39         NA         NA         NA       10.10          NA
---------------------

 Performance of the High Yield Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

 + Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

 PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

 FUND SECTOR ALLOCATION

 Consumer Discretionary                                           21.8%
 Industrials                                                      19.3
 Energy                                                           12.1
 Information Technology                                           10.5
 Health Care                                                       9.9
 Financials                                                        9.2
 Consumer Staples                                                  6.7
 Materials                                                         5.5
 Utilities                                                         2.6
 Telecommunication Services                                        2.4
---------------------------------------------------------------------------

Sector allocations are based on total investments (excluding security lending collateral and short term investments) and may vary over time.

                                                                              31
                                   Calamos High Yield Fund   ANNUAL REPORT

CALAMOS CONVERTIBLE FUND

PRIMARY OBJECTIVE: Current income with growth as its secondary objective

GROWTH OF $10,000: CLASS A SHARES

10 YEARS ENDING 3/31/06

---- Calamos Convertible Fund     ---- Value Line Convertible          ---- S&P 500
                                  Index*                               Index**

(A SHARES BAR CHART)

                                                   CALAMOS CONVERTIBLE       VALUE LINE CONVERTIBLE
                                                          FUND                       INDEX*                  S&P 500 INDEX**
                                                   -------------------       ----------------------          ---------------
3/31/96                                                    9527                       10000                        10000
                                                           9592                       10191                      10147.4
                                                           9684                       10474                      10409.1
                                                           9741                       10353                      10448.8
                                                           9407                       10032                      9987.21
                                                           9602                       10373                      10197.9
                                                           9797                       10620                      10771.9
                                                          10035                       10715                        11069
                                                          10511                       10964                      11905.6
                                                          10561                       11017                      11669.7
                                                          10906                       11328                      12398.8
                                                          10942                       11311                        12496
3/97                                                      10781                       11165                      11982.5
                                                          11023                       11210                      12697.9
                                                          11573                       11746                        13471
                                                          11910                       12063                      14074.5
                                                          12474                       12709                      15194.4
                                                          12211                       12831                      14343.2
                                                          12678                       13313                      15128.7
                                                          12299                       13032                      14623.4
                                                          12564                       13011                      15300.4
                                                          12759                       13006                      15563.1
                                                          12727                       13109                      15735.3
                                                          13354                       13569                      16870.2
3/98                                                      14142                       14109                      17734.1
                                                          14053                       14246                      17912.5
                                                          13882                       13856                      17604.6
                                                          14313                       13662                      18319.7
                                                          14151                       13382                      18124.6
                                                          12751                       11746                      15504.2
                                                          12805                       11875                      16497.4
                                                          13142                       12177                      17839.4
                                                          13726                       12617                      18920.6
                                                          14244                       12316                      20010.9
                                                          14565                       12576                      20847.6
                                                          14261                       12347                      20199.7
3/99                                                      14590                       12431                      21007.9
                                                          15220                       13158                      21821.4
                                                          14914                       13225                      21306.1
                                                          15433                       13484                      22488.6
                                                          15416                       13484                      21786.4
                                                          15450                       13349                      21678.6
                                                          15322                       13348                      21084.3
                                                          15937                       13551                      22418.5
                                                          16941                       14085                      22874.3
                                                          19245                       14718                      24221.5
                                                          18522                       14847                      23004.5
                                                          20243                       15450                      22569.1
3/00                                                      20152                       15733                        24777
                                                          19390                       14268                      24031.5
                                                          18699                       14059                      23538.5
                                                          19678                       14875                      24118.8
                                                          19580                       14496                      23741.8
                                                          21068                       15149                      25216.4
                                                          21158                       14942                      23885.1
                                                          20343                       14102                      23784.2
                                                          19546                       13398                        21909
                                                          20641                       13202                      22016.3
                                                          20510                       14250                      22797.4
                                                          19942                       13894                      20718.7
3/01                                                      19500                       12919                      19406.1
                                                          20081                       13797                      20914.2
                                                          20173                       14175                      21054.3
                                                          19948                       13998                      20541.9
                                                          19886                       13748                      20339.7
                                                          19589                       13622                      19066.4
                                                          18477                       12671                      17526.7
                                                          18622                       12865                      17860.9
                                                          19430                       13372                        19231
                                                          19758                       13541                      19399.4
                                                          19844                       13574                      19116.3
                                                          19609                       13181                      18747.7
3/02                                                      20195                       13649                      19452.8
                                                          20473                       13492                      18273.4
                                                          20570                       13388                      18138.8
                                                          19690                       12675                      16846.8
                                                          18521                       11924                      15533.8
                                                          18704                       12062                      15635.5
                                                          17892                       11766                      13936.2
                                                          18258                       12025                      15162.8
                                                          19422                       12669                      16055.3
                                                          18857                       12862                      15112.1
                                                          18987                       13235                      14716.2
                                                          18782                       13240                      14495.4
3/03                                                      18654                       13459                      14636.1
                                                          19763                       14125                      15841.7
                                                          20731                       14706                      16676.3
                                                          20860                       14904                      16889.1
                                                          21024                       15178                      17186.9
                                                          21440                       15077                      17522.1
                                                          21361                       14884                        17336
                                                          22340                       15263                      18316.7
                                                          22945                       15491                      18477.8
                                                          23574                       15977                      19446.9
                                                          24451                       16265                      19803.8
                                                          24761                       16382                      20079.1
3/04                                                      24840                       16835                      19776.2
                                                          23966                       16620                      19465.7
                                                          24112                       16615                      19732.9
                                                          24462                       16814                      20116.6
                                                          23539                       16443                      19450.8
                                                          23415                       16328                      19529.4
                                                          23856                       16687                        19741
                                                          23732                       16859                      20042.5
                                                          24739                       17400                      20853.5
                                                          25352                       17849                      21563.1
                                                          24742                       17495                      21037.5
                                                          24754                       17611                      21480.2
3/05                                                      24419                       17164                      21099.9
                                                          23649                       16700                      20699.7
                                                          24302                       16652                      21358.3
                                                          24659                       17416                      21388.6
                                                          25436                       17846                      22184.1
                                                          25376                       18096                      21981.6
                                                          25774                       18246                      22159.7
                                                          25310                       18002                      21790.3
                                                          25912                       18302                      22614.4
                                                          26067                       18478                      22622.2
                                                          27139                       18776                      23221.3
                                                          26745                       18914                      23284.3
3/06                                                      27098                       19240                      23574.1

FUND DISCUSSION: The Calamos Convertible Fund posted solid returns for the fiscal year, demonstrating convertible securities' tendency to track the stock market's upward price movements while providing some downside protection during choppy markets. Much of this positive performance came in short spurts, validating our claim that investors should remain fully invested at all times. The Fund returned 10.97% (Class A shares, before sales charge) for the fiscal year, while the Value Line Convertible Index rose 12.10%.

A RISING INTEREST RATE ENVIRONMENT IS OFTEN A RESULT OF A STRENGTHENING ECONOMY, AND THUS OFTEN COINCIDES WITH HIGHER STOCK PRICES, ALLOWING HYBRID SECURITIES LIKE CONVERTIBLES TO PERFORM WELL EVEN AS TRADITIONAL BONDS MAY SUFFER. This performance advantage was evident throughout the year as returns for the Fund closely trailed the stock market's performance, as measured by the S&P 500 Index's fiscal year return of 11.73%. Over the 10-year period (as shown in the graph above), the Fund has outperformed both the stock and convertible markets (as represented by the S&P 500 Index and Value Line Convertible Index, respectively). The graph on the following page shows the Fund's performance since its inception in 1985.

 32
      ANNUAL REPORT   Calamos Convertible Fund

                                                        CALAMOS CONVERTIBLE FUND

GROWTH OF $10,000: CLASS A SHARES

SINCE INCEPTION (6/21/85) THROUGH 3/31/06

---- Calamos Convertible Fund

(A SHARES BAR CHART)

                                                                       CALAMOS CONVERTIBLE FUND
                                                                       ------------------------
6/21/85                                                                           9524
                                                                                  9400
                                                                                  9400
                                                                                  9333
                                                                                  9505
                                                                                  9907
                                                                                 10195
                                                                                 10369
                                                                                 11036
3/86                                                                             11591
                                                                                 11679
                                                                                 11913
                                                                                 12003
                                                                                 11546
                                                                                 11945
                                                                                 11533
                                                                                 11864
                                                                                 11894
                                                                                 11841
                                                                                 12505
                                                                                 12980
3/87                                                                             13033
                                                                                 12703
                                                                                 12759
                                                                                 13017
                                                                                 13352
                                                                                 13610
                                                                                 13392
                                                                                 11318
                                                                                 10900
                                                                                 11310
                                                                                 11423
                                                                                 11976
3/88                                                                             12020
                                                                                 12089
                                                                                 12008
                                                                                 12524
                                                                                 12303
                                                                                 11944
                                                                                 12060
                                                                                 12048
                                                                                 11790
                                                                                 12014
                                                                                 12467
                                                                                 12407
3/89                                                                             12528
                                                                                 12963
                                                                                 13204
                                                                                 13141
                                                                                 13729
                                                                                 14256
                                                                                 14147
                                                                                 13823
                                                                                 13836
                                                                                 13914
                                                                                 13293
                                                                                 13344
3/90                                                                             13572
                                                                                 13275
                                                                                 14101
                                                                                 14050
                                                                                 14050
                                                                                 13302
                                                                                 12631
                                                                                 12257
                                                                                 13098
                                                                                 13418
                                                                                 14326
                                                                                 15206
3/91                                                                             15521
                                                                                 15631
                                                                                 16289
                                                                                 15503
                                                                                 16225
                                                                                 16767
                                                                                 16586
                                                                                 16881
                                                                                 16446
                                                                                 18350
                                                                                 18322
                                                                                 18762
3/92                                                                             18420
                                                                                 18205
                                                                                 18463
                                                                                 18036
                                                                                 18699
                                                                                 18411
                                                                                 18728
                                                                                 18801
                                                                                 19470
                                                                                 19748
                                                                                 20308
                                                                                 19925
3/93                                                                             20826
                                                                                 20752
                                                                                 21272
                                                                                 21504
                                                                                 21396
                                                                                 22459
                                                                                 22630
                                                                                 23175
                                                                                 22536
                                                                                 23214
                                                                                 23938
                                                                                 23534
3/94                                                                             22381
                                                                                 22093
                                                                                 22025
                                                                                 21443
                                                                                 22120
                                                                                 22746
                                                                                 22295
                                                                                 22699
                                                                                 21681
                                                                                 21580
                                                                                 21562
                                                                                 22183
3/95                                                                             22806
                                                                                 23577
                                                                                 24239
                                                                                 25083
                                                                                 26119
                                                                                 26082
                                                                                 26730
                                                                                 26600
                                                                                 27512
                                                                                 27893
                                                                                 28598
                                                                                 29061
3/96                                                                             29363
                                                                                 29566
                                                                                 29849
                                                                                 30024
                                                                                 28996
                                                                                 29596
                                                                                 30197
                                                                                 30930
                                                                                 32397
                                                                                 32552
                                                                                 33613
                                                                                 33726
3/97                                                                             33229
                                                                                 33975
                                                                                 35669
                                                                                 36709
                                                                                 38448
                                                                                 37636
                                                                                 39076
                                                                                 37908
                                                                                 38726
                                                                                 39325
                                                                                 39226
                                                                                 41159
3/98                                                                             43588
                                                                                 43313
                                                                                 42788
                                                                                 44117
                                                                                 43615
                                                                                 39301
                                                                                 39468
                                                                                 40508
                                                                                 42307
                                                                                 43903
                                                                                 44892
                                                                                 43955
3/99                                                                             44970
                                                                                 46912
                                                                                 45967
                                                                                 47568
                                                                                 47515
                                                                                 47621
                                                                                 47225
                                                                                 49120
                                                                                 52217
                                                                                 59318
                                                                                 57087
                                                                                 62393
3/00                                                                             62114
                                                                                 59764
                                                                                 57634
                                                                                 60651
                                                                                 60349
                                                                                 64937
                                                                                 65214
                                                                                 62700
                                                                                 60246
                                                                                 63621
                                                                                 63215
                                                                                 61467
3/01                                                                             60104
                                                                                 61894
                                                                                 62177
                                                                                 61483
                                                                                 61293
                                                                                 60376
                                                                                 56951
                                                                                 57396
                                                                                 59888
                                                                                 60899
                                                                                 61162
                                                                                 60440
3/02                                                                             62245
                                                                                 63103
                                                                                 63400
                                                                                 60688
                                                                                 57087
                                                                                 57648
                                                                                 55147
                                                                                 56276
                                                                                 59862
                                                                                 58122
                                                                                 58523
                                                                                 57889
3/03                                                                             57494
                                                                                 60914
                                                                                 63897
                                                                                 64296
                                                                                 64801
                                                                                 66081
                                                                                 65839
                                                                                 68856
                                                                                 70721
                                                                                 72659
                                                                                 75362
                                                                                 76320
3/04                                                                             76561
                                                                                 73868
                                                                                 74317
                                                                                 75397
                                                                                 72552
                                                                                 72171
                                                                                 73529
                                                                                 73146
                                                                                 76249
                                                                                 78140
                                                                                 76260
                                                                                 76297
3/05                                                                             75265
                                                                                 72890
                                                                                 74905
                                                                                 76003
                                                                                 78400
                                                                                 78213
                                                                                 79442
                                                                                 78011
                                                                                 79867
                                                                                 80343
                                                                                 83648
                                                                                 82435
3/06                                                                             83522

One difference between the Fund and the convertible market overall is the Fund's greater proportion of assets invested in higher-quality securities, as we typically avoid the lowest quality, most speculative arenas. These lower-credit-tier bonds did well during the fiscal year, giving the index a slight performance advantage over the Fund. However, we are willing to forego such short term advantages as we believe the Fund's higher quality bias serves investors over the longer term. By favoring higher-quality issues that offer good equity sensitivity, we believe that we have positioned the portfolio to do well in the current stable growth environment. Indeed, the Fund's overweighting of securities with greater equity sensitivity bore fruit as our outlook on the strength of the underlying economy proved correct and underlying equities rose in value.

Finally, the Fund also benefited from what we perceive to be a closing of the valuation gap between convertible prices and their fair value: After a difficult period in 2005 when convertibles experienced a sell-off by hedge funds, they have remained at price levels below their historic norms. As long-term investors, we recognized this situation as one in which we could take advantage of additional investment opportunities. While this landscape has yielded some gains, we believe potential for additional returns remains, as we anticipate that convertibles will continue to return to more historical valuation ranges.

                                                                              33
                                  Calamos Convertible Fund   ANNUAL REPORT

CALAMOS CONVERTIBLE FUND

For more information, including market commentaries, outlooks and fund updates, please visit www.calamos.com.

NOTES:

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. The foregoing graphs and following tables do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

* The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the 10-year Growth of $10,000 graph is from 4/1/96, since comparative index data is available only for full monthly periods. Source:
Russell/ Mellon Analytical Services.

** The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper Analytical Services.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

 34
      ANNUAL REPORT   Calamos Convertible Fund

                                                        CALAMOS CONVERTIBLE FUND

 AVERAGE ANNUAL TOTAL RETURN+

                                                                             10 YEARS OR
                                 1 YEAR                5 YEARS           (+)SINCE INCEPTION
                             load-adjusted          load-adjusted           load-adjusted
 CLASS A SHARES -
 Inception 6/21/85          10.97%      5.69%      6.80%      5.77%      11.02%       10.48%
---------------------
 CLASS B SHARES -
 Inception 9/11/00          10.18       5.21       6.00       5.68        6.35(+)      6.21(+)
---------------------
 CLASS C SHARES -
 Inception 7/5/96           10.20       9.22       6.00       6.00       10.55(+)     10.55(+)
---------------------
 CLASS I SHARES -
 Inception 6/25/97          11.31         NA       7.06         NA       10.14(+)        NA
---------------------

 Performance of the Convertible Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

 + Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

 PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

 FUND SECTOR ALLOCATION

 Financials                                                       25.5%
 Health Care                                                      17.3
 Information Technology                                           14.6
 Industrials                                                      13.5
 Energy                                                           10.5
 Consumer Discretionary                                            7.1
 US Government Securities                                          6.1
 Materials                                                         3.3
 Utilities                                                         1.4
 Consumer Staples                                                  0.6
 Telecommunication Services                                        0.1
---------------------------------------------------------------------------

Sector allocations are based on total investments (excluding security lending collateral and short term investments) and may vary over time.

                                                                              35
                                  Calamos Convertible Fund   ANNUAL REPORT

CALAMOS MARKET NEUTRAL INCOME FUND

PRIMARY OBJECTIVE: High current income consistent with stability of principal

GROWTH OF $10,000: CLASS A SHARES

10 YEARS ENDING 3/31/06

---- Calamos Market Neutral   ---- Lehman Brothers          ---- Citigroup 30 Day
Income Fund                        Government/Credit Index*      Treasury Bill Index**

(A SHARES BAR CHART)

                                                                                 LEHMAN BROTHERS
                                                 CALAMOS MARKET NEUTRAL         GOVERNMENT/CREDIT           CITIGROUP 30 DAY
                                                       INCOME FUND                   INDEX*               TREASURY BILL INDEX**
                                                 ----------------------         -----------------         ---------------------
3/31/96                                                    9527                        10000                       10000
                                                           9673                      9931.39                       10043
                                                           9828                      9914.66                     10084.2
                                                           9673                        10047                     10125.5
                                                           9427                      10070.5                       10166
                                                           9708                      10045.7                     10207.7
                                                           9831                      10224.3                     10249.6
                                                           9902                      10462.9                     10292.6
                                                          10017                      10655.6                     10334.8
                                                          10047                      10536.8                     10378.2
                                                          10243                      10549.3                     10420.8
                                                          10234                      10571.6                     10459.3
3/97                                                      10234                      10445.9                     10501.2
                                                          10281                      10598.7                     10545.3
                                                          10480                      10697.6                     10588.5
                                                          10688                        10826                     10625.5
                                                          11011                      11157.2                     10670.2
                                                          10973                        11032                     10716.1
                                                          11325                      11205.4                     10751.4
                                                          11267                      11384.9                     10794.4
                                                          11315                      11444.8                     10837.6
                                                          11453                      11564.9                     10883.1
                                                          11531                        11728                     10925.6
                                                          11647                      11704.1                       10966
3/98                                                      11845                      11740.2                       11011
                                                          12193                      11799.2                     11058.3
                                                          12103                        11926                     11101.4
                                                          12114                      12047.3                     11141.4
                                                          12233                      12056.9                       11186
                                                          11934                      12292.5                     11230.7
                                                          11863                        12644                     11273.4
                                                          12024                      12554.8                     11302.7
                                                          12416                      12629.5                     11334.9
                                                          12603                      12660.5                     11377.7
                                                          12787                      12750.5                     11418.6
                                                          12614                      12447.4                       11456
3/99                                                      12874                      12509.2                     11495.3
                                                          13214                      12540.3                     11539.7
                                                          13170                      12410.8                     11582.7
                                                          13242                      12372.1                     11624.3
                                                          13363                      12337.9                     11665.5
                                                          13341                        12328                     11708.9
                                                          13397                      12439.1                       11752
                                                          13565                      12471.4                     11795.3
                                                          13933                      12464.4                     11837.2
                                                          14328                      12388.5                     11882.3
                                                          14547                      12385.1                       11931
                                                          14939                      12540.4                     11981.2
3/00                                                      15072                      12721.6                     12035.1
                                                          15003                      12659.6                     12093.1
                                                          15142                      12648.1                     12147.6
                                                          15616                      12906.4                     12194.2
                                                          15581                      13043.1                     12250.2
                                                          15966                      13227.2                     12310.3
                                                          15992                        13277                     12370.8
                                                          15898                      13360.2                     12431.1
                                                          15606                      13588.7                     12491.8
                                                          15807                      13856.8                     12553.2
                                                          16379                      14089.3                     12614.5
                                                          16367                      14234.7                     12660.8
3/01                                                      16371                        14300                     12711.2
                                                          16825                      14192.8                     12758.1
                                                          16862                      14274.4                     12798.5
                                                          16769                      14342.9                     12833.8
                                                          16782                      14700.3                     12871.6
                                                          16905                        14889                     12911.3
                                                          16726                        15026                     12947.1
                                                          16975                      15407.3                     12972.7
                                                          17161                      15154.4                     12995.6
                                                          17149                        15035                     13016.2
                                                          17250                      15145.5                     13034.7
                                                          17275                        15274                     13051.5
3/02                                                      17322                      14964.1                     13070.9
                                                          17461                        15254                     13089.7
                                                          17549                      15394.8                       13109
                                                          17574                      15525.7                     13127.5
                                                          17422                      15712.7                     13146.2
                                                          17472                        16065                     13165.3
                                                          17674                      16410.5                     13183.6
                                                          17802                      16253.7                     13201.4
                                                          18226                      16263.3                     13217.4
                                                          18282                      16694.2                     13231.5
                                                          18471                      16693.7                     13244.4
                                                          18523                        16991                       13256
3/03                                                      18554                      16968.9                     13269.5
                                                          18829                      17150.2                       13282
                                                          19092                      17637.7                     13294.5
                                                          19119                      17567.1                     13307.3
                                                          18946                      16830.6                     13316.2
                                                          18946                      16941.6                     13326.2
                                                          19207                      17478.3                     13336.9
                                                          19557                        17257                       13346
                                                          19765                      17302.9                     13356.4
                                                          19993                      17473.5                     13367.1
                                                          20218                      17632.3                     13377.2
                                                          20275                        17848                     13386.1
3/04                                                      20430                      18011.8                     13396.8
                                                          20218                      17458.8                     13407.3
                                                          19836                      17369.4                     13416.5
                                                          19926                      17440.9                     13426.7
                                                          19869                      17625.1                       13440
                                                          20086                      17998.1                     13454.2
                                                          20266                        18061                     13469.9
                                                          20382                      18217.5                     13486.4
                                                          20674                      18014.8                     13505.4
                                                          20981                      18206.3                     13528.6
                                                          20670                      18332.9                     13549.8
                                                          20670                      18212.1                     13570.8
3/05                                                      20220                      18083.8                     13599.3
                                                          19772                        18355                     13628.5
                                                          20043                      18585.2                     13659.4
                                                          20241                      18706.6                     13690.2
                                                          20627                        18496                     13724.6
                                                          20563                      18772.2                       13762
                                                          20623                      18526.6                     13800.1
                                                          20347                        18368                     13836.7
                                                          20509                      18462.2                       13879
                                                          20550                      18637.6                     13925.5
                                                          21070                      18603.5                     13972.5
                                                          21087                      18653.8                       14017
3/06                                                      21272                      18448.9                     14069.8

FUND DISCUSSION: Calamos Market Neutral Income Fund closed the fiscal year ended March 31, 2006 up 5.20% (A shares, before sales charge), outperforming both the Lehman Brothers Government/Credit Index (up 2.02%) and the Citigroup 30 Day Treasury Bill Index (up 3.46%). We believe that emphasizing the Fund's relatively lower risk over the long term is critical to evaluating this strategy, and are proud to report that CALAMOS MARKET NEUTRAL INCOME FUND (CLASS A SHARES) RECENTLY RECEIVED A LIPPER'S PERFORMANCE ACHIEVEMENT CERTIFICATE AS THE NUMBER ONE RANKED FUND IN ITS FLEXIBLE INCOME FUNDS CLASSIFICATION FOR THE 10-YEAR PERIOD ENDED 12/31/05.*** The graph on the following page shows the Fund's performance since its inception in 1990.

In response to improved market conditions and capacity for assets, the Fund (supplemented by a complementary option strategy) re-opened to investors at the beginning of 2006. Utilizing convertible arbitrage, covered call writing and selected put options, the Fund continues to pursue its conservative income-producing strategies, with some potential for gains. The Fund's first quarter return of approximately 3.5% significantly boosted the Fund's returns, thanks in part to an improvement in convertible bond prices. During the first quarter, we witnessed a narrowing of the "valuation gap" as convertible prices rose along with rising stocks. We believe that there are additional opportunities for the Fund throughout 2006, as the valuation gap, although narrower, remains.

 36
      ANNUAL REPORT   Calamos Market Neutral Income Fund

                                              CALAMOS MARKET NEUTRAL INCOME FUND

GROWTH OF $10,000: CLASS A SHARES

SINCE INCEPTION (9/4/90) THROUGH 3/31/06

---- Calamos Market Neutral
     Income Fund

(A SHARES BAR CHART)

                                                                  CALAMOS MARKET NEUTRAL INCOME FUND
                                                                  ----------------------------------
9/4/90                                                                            9524
                                                                                  9543
                                                                                  9524
                                                                                  9629
                                                                                  9800
                                                                                 10014
                                                                                 10237
3/91                                                                             10423
                                                                                 10492
                                                                                 10601
                                                                                 10560
                                                                                 10651
                                                                                 10852
                                                                                 10771
                                                                                 10864
                                                                                 10833
                                                                                 11170
                                                                                 11406
                                                                                 11535
3/92                                                                             11534
                                                                                 11589
                                                                                 11775
                                                                                 11677
                                                                                 11921
                                                                                 11921
                                                                                 12077
                                                                                 12258
                                                                                 12428
                                                                                 12530
                                                                                 12843
                                                                                 12681
3/93                                                                             12890
                                                                                 12925
                                                                                 13067
                                                                                 13222
                                                                                 13282
                                                                                 13560
                                                                                 13803
                                                                                 13963
                                                                                 13840
                                                                                 14051
                                                                                 14237
                                                                                 14175
3/94                                                                             13809
                                                                                 13470
                                                                                 13332
                                                                                 13192
                                                                                 13320
                                                                                 13474
                                                                                 13359
                                                                                 13359
                                                                                 13152
                                                                                 13009
                                                                                 13114
                                                                                 13245
3/95                                                                             13444
                                                                                 13616
                                                                                 13855
                                                                                 14160
                                                                                 14442
                                                                                 14469
                                                                                 14549
                                                                                 14549
                                                                                 14834
                                                                                 14890
                                                                                 14986
                                                                                 15246
3/96                                                                             15273
                                                                                 15507
                                                                                 15755
                                                                                 15506
                                                                                 15112
                                                                                 15563
                                                                                 15760
                                                                                 15874
                                                                                 16059
                                                                                 16107
                                                                                 16421
                                                                                 16406
3/97                                                                             16406
                                                                                 16482
                                                                                 16801
                                                                                 17135
                                                                                 17652
                                                                                 17591
                                                                                 18156
                                                                                 18063
                                                                                 18140
                                                                                 18361
                                                                                 18485
                                                                                 18671
3/98                                                                             18988
                                                                                 19546
                                                                                 19403
                                                                                 19420
                                                                                 19612
                                                                                 19131
                                                                                 19018
                                                                                 19276
                                                                                 19905
                                                                                 20204
                                                                                 20499
                                                                                 20222
3/99                                                                             20638
                                                                                 21184
                                                                                 21114
                                                                                 21228
                                                                                 21423
                                                                                 21388
                                                                                 21477
                                                                                 21746
                                                                                 22337
                                                                                 22970
                                                                                 23321
                                                                                 23949
3/00                                                                             24163
                                                                                 24052
                                                                                 24275
                                                                                 25034
                                                                                 24978
                                                                                 25596
                                                                                 25637
                                                                                 25487
                                                                                 25018
                                                                                 25341
                                                                                 26257
                                                                                 26238
3/01                                                                             26245
                                                                                 26973
                                                                                 27032
                                                                                 26884
                                                                                 26903
                                                                                 27101
                                                                                 26814
                                                                                 27213
                                                                                 27511
                                                                                 27493
                                                                                 27654
                                                                                 27694
3/02                                                                             27770
                                                                                 27992
                                                                                 28134
                                                                                 28173
                                                                                 27929
                                                                                 28010
                                                                                 28334
                                                                                 28539
                                                                                 29219
                                                                                 29309
                                                                                 29611
                                                                                 29695
3/03                                                                             29744
                                                                                 30186
                                                                                 30606
                                                                                 30650
                                                                                 30372
                                                                                 30372
                                                                                 30792
                                                                                 31353
                                                                                 31658
                                                                                 32052
                                                                                 32413
                                                                                 32503
3/04                                                                             32751
                                                                                 32411
                                                                                 31799
                                                                                 31945
                                                                                 31852
                                                                                 32200
                                                                                 32488
                                                                                 32676
                                                                                 33143
                                                                                 33635
                                                                                 33137
                                                                                 33137
3/05                                                                             32415
                                                                                 31697
                                                                                 32132
                                                                                 32448
                                                                                 33069
                                                                                 32965
                                                                                 33062
                                                                                 32618
                                                                                 32879
                                                                                 32944
                                                                                 33779
                                                                                 33806
3/06                                                                             34102

Earlier in the reporting period, the convertible arbitrage market, which plays a central role in the Fund's strategy, was caught in a difficult but improving environment. Historically, low interest rates and low volatility levels have lured many convertible arbitrage managers (unlike Calamos) to employ leverage in their strategies in an effort to enhance muted returns. Difficult market conditions caused by a combination of rising interest rates and declining volatility throughout 2004 and 2005 forced many of these convertible arbitrage strategies to sell indiscriminately, causing a big sell-off in the market. These conditions lead to an attractive opportunity for long-term investors, demonstrated during the last quarter of the reporting period: Although the valuation gap in the convertible market narrowed during the fiscal year and convertibles turned in a strong first quarter of 2006 (as discussed above), we believe that the Fund's new combination of conservative income strategies, along with an attractive environment for convertible securities, will offer considerable opportunity for income and some capital appreciation in the upcoming quarters.

                                                                              37
                        Calamos Market Neutral Income Fund   ANNUAL REPORT

CALAMOS MARKET NEUTRAL INCOME FUND

For more information, including market commentaries, outlooks and fund updates, please visit www.calamos.com.

NOTES:

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. The foregoing graphs and following tables do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

* The Lehman Brothers Government/Credit Index is comprised of long-term government and investment/grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market.
Source: Lipper Analytical Services.

** The Citigroup 30 Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury Bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity. Index data shown for the 10-Year Growth of $10,000 graph is from 4/1/96, since comparative index data is available only for full monthly periods.
Source: Russell/Mellon Analytical Services LLC.

*** Lipper Performance Achievement Certificates are awarded to funds with returns that topped their Lipper category over one or more time periods: one, five, 10 or 15-year (depending on universe). Certificates are awarded for all Lipper classifications and for the overall fund universe. Awards based on cumulative total return and are awarded once a year as of December 31st.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

 38
      ANNUAL REPORT   Calamos Market Neutral Income Fund

                                              CALAMOS MARKET NEUTRAL INCOME FUND

 AVERAGE ANNUAL TOTAL RETURN+

                                                                             10 YEARS OR
                                 1 YEAR                5 YEARS           (+)SINCE INCEPTION
                             load-adjusted          load-adjusted           load-adjusted
 CLASS A SHARES -
 Inception 9/4/90           5.20%       0.20%      5.38%      4.35%       8.36%        7.84%
---------------------
 CLASS B SHARES -
 Inception 9/11/00          4.33       -0.55       4.59       4.27        5.26(+)      5.12(+)
---------------------
 CLASS C SHARES -
 Inception 2/16/00          4.37        3.39       4.60       4.60        5.61(+)      5.61(+)
---------------------
 CLASS I SHARES -
 Inception 5/10/00          5.56          NA       5.66         NA        6.35(+)        NA
---------------------

 Performance of the Market Neutral Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

 + Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

 PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

 FUND SECTOR ALLOCATION

 Consumer Discretionary                                           19.9%
 Information Technology                                           17.1
 Health Care                                                      17.0
 Financials                                                       12.9
 Industrials                                                      10.9
 Energy                                                            9.4
 Other                                                             6.3
 Consumer Staples                                                  3.7
 Telecommunication Services                                        1.7
 Materials                                                         0.7
 Utilities                                                         0.4
---------------------------------------------------------------------------

Sector allocations are based on total investments (excluding security lending collateral and short term investments) and may vary over time.

                                                                              39
                        Calamos Market Neutral Income Fund   ANNUAL REPORT

EXPENSE OVERVIEW

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1) Transaction costs, including sales charges, or loads, on purchase payments, or other distributions.

2) Ongoing costs, including management fees, distributions and/or service (12b-1) fees and other fund expenses.

The example in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2005 to March 31, 2006. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund's chart:

ACTUAL

In this part of the chart, you'll see the actual expenses you would have on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from October 1, 2005 to March 31, 2006, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the "Actual Expenses per $1,000" row. (In this example, you would multiply 8.6 times the figure.)

HYPOTHETICAL

In this part of the chart, you'll see the hypothetical expenses you would have paid on $1,000 investment from October 1, 2005 to March 31, 2006, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the 5% annual return before expenses, which is what you'll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs

 40
      ANNUAL REPORT   Expense Overview

                                                                EXPENSE OVERVIEW

of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

THE ACTUAL AND HYPOTHETICAL EXAMPLES ASSUME A $1,000 INVESTMENT AT THE BEGINNING OF THE PERIOD, OCTOBER 1, 2005 AND HELD THROUGH MARCH 31, 2006.

                                              CLASS A        CLASS B        CLASS C        CLASS I
                                              SHARES         SHARES         SHARES         SHARES
CALAMOS GROWTH FUND
-------------------------------------------------------------------------------------------------------
Actual Expenses per $1,000*                  $    6.17      $   10.10      $   10.10      $    4.85
Ending Value                                 $1,114.40      $1,110.40      $1,110.50      $1,115.90
                                                            -------------------------------------------
Hypothetical Expenses per $1,000*            $    5.89      $    9.65      $    9.65      $    4.63
Ending Value                                 $1,019.10      $1,015.36      $1,015.36      $1,020.34
                                                            -------------------------------------------
Annualized Expense Ratio                         1.17%          1.92%          1.92%          0.92%
CALAMOS BLUE CHIP FUND
-------------------------------------------------------------------------------------------------------
Actual Expenses per $1,000*                  $    7.21      $   11.03      $   11.04      $    5.94
Ending Value                                 $1,052.10      $1,048.40      $1,049.30      $1,054.50
                                                            -------------------------------------------
Hypothetical Expenses per $1,000*            $    7.09      $   10.85      $   10.85      $    5.84
Ending Value                                 $1,017.90      $1,014.16      $1,014.16      $1,019.15
                                                            -------------------------------------------
Annualized Expense Ratio                         1.41%          2.16%          2.16%          1.16%
CALAMOS VALUE FUND
-------------------------------------------------------------------------------------------------------
Actual Expenses per $1,000*                  $    7.28      $   11.13      $   11.13      $    5.99
Ending Value                                 $1,072.00      $1,067.40      $1,067.40      $1,072.90
                                                            -------------------------------------------
Hypothetical Expenses per $1,000*            $    7.09      $   10.85      $   10.85      $    5.84
Ending Value                                 $1,017.90      $1,014.16      $1,014.16      $1,019.15
                                                            -------------------------------------------
Annualized Expense Ratio                         1.41%          2.16%          2.16%          1.16%
CALAMOS INTERNATIONAL GROWTH FUND
-------------------------------------------------------------------------------------------------------
Actual Expenses per $1,000*                  $    8.57      $   12.57      $   12.56      $    7.24
Ending Value                                 $1,148.60      $1,144.60      $1,143.90      $1,149.90
                                                            -------------------------------------------
Hypothetical Expenses per $1,000*            $    8.05      $   11.80      $   11.80      $    6.79
Ending Value                                 $1,016.95      $1,013.21      $1,013.21      $1,018.20
                                                            -------------------------------------------
Annualized Expense Ratio                         1.60%          2.35%          2.35%          1.35%
CALAMOS GLOBAL GROWTH AND INCOME FUND
-------------------------------------------------------------------------------------------------------
Actual Expenses per $1,000*                  $    7.51      $   11.46      $   11.46      $    6.19
Ending Value                                 $1,121.20      $1,117.90      $1,118.10      $1,123.20
                                                            -------------------------------------------
Hypothetical Expenses per $1,000*            $    7.14      $   10.90      $   10.90      $    5.89
Ending Value                                 $1,017.85      $1,014.11      $1,014.11      $1,019.10
                                                            -------------------------------------------
Annualized Expense Ratio                         1.42%          2.17%          2.17%          1.17%
CALAMOS GROWTH AND INCOME FUND
-------------------------------------------------------------------------------------------------------
Actual Expenses per $1,000*                  $    5.43      $    9.29      $    9.29      $    4.14
Ending Value                                 $1,073.60      $1,069.40      $1,069.30      $1,075.00
                                                            -------------------------------------------
Hypothetical Expenses per $1,000*            $    5.29      $    9.05      $    9.05      $    4.03
Ending Value                                 $1,019.70      $1,015.96      $1,015.96      $1,020.94
                                                            -------------------------------------------
Annualized Expense Ratio                         1.05%          1.80%          1.80%          0.80%

                                                                              41
                                          Expense Overview   ANNUAL REPORT

EXPENSE OVERVIEW

                                              CLASS A        CLASS B        CLASS C        CLASS I
                                              SHARES         SHARES         SHARES         SHARES
CALAMOS HIGH YIELD FUND
-------------------------------------------------------------------------------------------------------
Actual Expenses per $1,000*                  $    5.85      $    9.66      $    9.66      $    4.58
Ending Value                                 $1,041.70      $1,038.30      $1,038.50      $1,042.40
                                                            -------------------------------------------
Hypothetical Expenses per $1,000*            $    5.79      $    9.55      $    9.55      $    4.53
Ending Value                                 $1,019.20      $1,015.46      $1,015.46      $1,020.44
                                                            -------------------------------------------
Annualized Expense Ratio                         1.15%          1.90%          1.90%          0.90%
CALAMOS CONVERTIBLE FUND
-------------------------------------------------------------------------------------------------------
Actual Expenses per $1,000*                  $    5.73      $    9.55      $    9.55      $    4.45
Ending Value                                 $1,051.40      $1,047.50      $1,047.50      $1,053.10
                                                            -------------------------------------------
Hypothetical Expenses per $1,000*            $    5.64      $    9.40      $    9.40      $    4.38
Ending Value                                 $1,019.35      $1,015.61      $1,015.61      $1,020.59
                                                            -------------------------------------------
Annualized Expense Ratio                         1.12%          1.87%          1.87%          0.87%
CALAMOS MARKET NEUTRAL INCOME FUND
-------------------------------------------------------------------------------------------------------
Actual Expenses per $1,000*                  $    6.69      $   10.46      $   10.47      $    5.42
Ending Value                                 $1,031.50      $1,027.10      $1,027.90      $1,033.40
                                                            -------------------------------------------
Hypothetical Expenses per $1,000*            $    6.64      $   10.40      $   10.40      $    5.39
Ending Value                                 $1,018.35      $1,014.61      $1,014.61      $1,019.60
                                                            -------------------------------------------
Annualized Expense Ratio**                       1.32%          2.07%          2.07%          1.07%

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period multiplied by 182/365.
** Includes .21% related to dividend expense on short positions.

 42
      ANNUAL REPORT   Expense Overview

GROWTH FUND

 SCHEDULE OF INVESTMENTS MARCH 31, 2006

  NUMBER OF
    SHARES                                                                          VALUE
----------------------------------------------------------------------------------------------
COMMON STOCKS (99.8%)
                  CONSUMER DISCRETIONARY (11.1%)
     6,100,000    Amazon.com, Inc.#(+)                                         $   222,711,000
     1,600,000    AnnTaylor Stores Corp.#                                           58,864,000
     1,300,000    Black & Decker Corp.                                             112,957,000
       600,000    Carter's, Inc.#(+)                                                40,494,000
       500,000    Central European Media Enterprises Ltd.#(+)                       34,305,000
     1,300,000    Cheesecake Factory, Inc.#(+)                                      48,685,000
       600,000    Chico's FAS, Inc.#(+)                                             24,384,000
     3,100,000    Coach, Inc.#                                                     107,198,000
     1,500,000    Coldwater Creek, Inc.#(+)                                         41,700,000
       900,000    Dress Barn, Inc.#(+)                                              43,155,000
       900,000    Group 1 Automotive, Inc.                                          42,786,000
     1,600,000    Guess?, Inc.#(+)                                                  62,576,000
       900,000    ITT Educational Services, Inc.#(+)                                57,645,000
     1,800,000    KB Home(+)                                                       116,964,000
     1,050,000    Laureate Education, Inc.#(+)                                      56,049,000
     2,100,000    Marriott International, Inc.                                     144,060,000
     2,800,000    Nordstrom, Inc.(+)                                               109,704,000
     4,000,000    Office Depot, Inc.#(+)                                           148,960,000
       800,000    Panera Bread Company#(+)                                          60,144,000
     1,200,000    Polo Ralph Lauren Corp.                                           72,732,000
     2,000,000    Pulte Homes, Inc.(+)                                              76,840,000
       600,000    R.H. Donnelley Corp.#(+)                                          34,938,000
     1,500,000    Ryland Group, Inc.                                               104,100,000
     6,000,000    Sirius Satellite Radio Inc.#                                      30,480,000
       800,000    Thor Industries, Inc.(+)                                          42,688,000
       600,000    Tractor Supply Company#(+)                                        39,804,000
     1,500,000    Weight Watchers International, Inc.                               77,100,000
     1,700,000    Wendy's International, Inc.(+)                                   105,502,000
     4,565,000    XM Satellite Radio, Inc.#(+)                                     101,662,550
                                                                               ---------------
                                                                                 2,219,187,550
                                                                               ---------------
                  CONSUMER STAPLES (1.0%)
       500,000    Brown-Forman Corp.(+)                                             38,485,000
     2,600,000    CVS Corp.                                                         77,662,000
     1,200,000    Whole Foods Market, Inc.(+)                                       79,728,000
                                                                               ---------------
                                                                                   195,875,000
                                                                               ---------------
                  ENERGY (11.2%)
       450,000    Amerada Hess Corp.(+)                                             64,080,000
     2,900,000    Baker Hughes, Inc.(+)                                            198,360,000
     3,600,000    BJ Services Company                                              124,560,000
     1,200,000    CONSOL Energy, Inc.(+)                                            88,992,000
     1,000,000    Cooper Cameron, Corp.#(+)                                         44,080,000

               See accompanying Notes to Schedule of Investments

                                                                              43
                                   Schedule of Investments   ANNUAL REPORT

GROWTH FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

  NUMBER OF
    SHARES                                                                          VALUE
----------------------------------------------------------------------------------------------
     1,500,000    Diamond Offshore Drilling, Inc.(+)                           $   134,250,000
       500,000    EOG Resources, Inc.                                               36,000,000
     1,200,000    FMC Technologies, Inc.#                                           61,464,000
     2,300,000    Global Industries, Ltd.#(+)                                       33,327,000
     1,150,000    Grant Prideco, Inc.#(+)                                           49,266,000
     1,200,000    Helix Energy Solutions Group, Inc.#(+)                            45,480,000
       500,000    Helmerich & Payne, Inc.(+)                                        34,910,000
       750,000    Holly Corp.(+)                                                    55,590,000
       915,000    Kerr-Mcgee Corp.                                                  87,364,200
       900,000    Maverick Tube Corp.#(+)                                           47,691,000
     1,100,000    Nabors Industries Ltd.#(+)                                        78,738,000
       800,000    Newfield Exploration Company#(+)                                  33,520,000
     1,100,000    Patterson-UTI Energy, Inc.(+)                                     35,156,000
     2,200,000    Peabody Energy Corp.(+)                                          110,902,000
     2,400,000    Pride International, Inc.#(+)                                     74,832,000
     1,800,000    Range Resources Corp.(+)                                          49,158,000
     1,050,000    Tidewater, Inc.(+)                                                57,991,500
     1,700,000    Valero Energy Corp.(+)                                           101,626,000
     7,400,000    Weatherford International, Ltd.#(+)                              338,550,000
     1,000,000    Western Gas Resources, Inc.                                       48,250,000
     2,400,000    Williams Companies, Inc.(+)                                       51,336,000
     3,800,000    XTO Energy, Inc.                                                 165,566,000
                                                                               ---------------
                                                                                 2,251,039,700
                                                                               ---------------
                  FINANCIALS (10.3%)
       850,000    AllianceBernstein Holding L.P.(+)                                 56,312,500
     4,800,000    Ameritrade Holding Corp.(+)                                      100,176,000
       850,000    Assurant, Inc.(+)                                                 41,862,500
       450,000    Bear Stearns & Company                                            62,415,000
     5,900,000    Charles Schwab Corp.(+)                                          101,539,000
       350,000    Chicago Mercantile Exchange Holdings, Inc.(+)                    156,625,000
     2,000,000    CIT Group, Inc.                                                  107,040,000
     6,200,000    E*TRADE FINANCIAL Corp.#(+)                                      167,276,000
       800,000    Franklin Resources, Inc.                                          75,392,000
       800,000    Investment Technology Group, Inc.#(+)                             39,840,000
     4,000,000    Janus Capital Group, Inc.(+)                                      92,680,000
       750,000    Jefferies Group, Inc.(+)                                          43,875,000
     1,501,000    Lehman Brothers Holdings, Inc.(+)                                216,939,530
       934,000    Loews Corp.                                                       94,520,800
     2,800,000    Moody's Corp.(+)                                                 200,088,000
     3,785,000    NASDAQ Stock Market, Inc.#(+)                                    151,551,400
     1,400,000    optionsXpress Holdings, Inc.(+)                                   40,712,000
     2,700,000    Principal Financial Group, Inc.(+)                               131,760,000

               See accompanying Notes to Schedule of Investments

 44
      ANNUAL REPORT   Schedule of Investments

                                                                     GROWTH FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

  NUMBER OF
    SHARES                                                                          VALUE
----------------------------------------------------------------------------------------------
     1,500,000    T Rowe Price Group, Inc.(+)                                  $   117,315,000
     1,000,000    W. R. Berkley Corp.                                               58,060,000
                                                                               ---------------
                                                                                 2,055,979,730
                                                                               ---------------
                  HEALTH CARE (10.2%)
     1,300,000    Alcon, Inc.(+)                                                   135,538,000
       400,000    Alkermes, Inc.#(+)                                                 8,820,000
       900,000    Allergan, Inc.(+)                                                 97,650,000
     2,800,000    Applied Biosystems(+)                                             75,992,000
     2,400,000    Barr Pharmaceuticals, Inc.#                                      151,152,000
     3,400,000    Caremark Rx, Inc.#                                               167,212,000
     1,900,000    Community Health Systems, Inc.#                                   68,685,000
       700,000    Covance, Inc.#(+)                                                 41,125,000
     4,500,000    Express Scripts, Inc.#(+)                                        395,550,000
     2,200,000    Genzyme Corp.#                                                   147,884,000
     3,700,000    Gilead Sciences, Inc.#(+)                                        230,214,000
     3,500,000    Humana, Inc.#                                                    184,275,000
       650,000    Intuitive Surgical, Inc.#(+)                                      76,700,000
     2,300,000    PDL BioPharma, Inc.#(+)                                           75,440,000
     1,748,000    Pharmaceutical Product Development, Inc.(+)                       60,498,280
     1,000,000    ResMed, Inc.#(+)                                                  43,980,000
     1,300,000    Respironics, Inc.#                                                50,583,000
       590,000    TECHNE Corp.#(+)                                                  35,482,600
                                                                               ---------------
                                                                                 2,046,780,880
                                                                               ---------------
                  INDUSTRIALS (12.6%)
       800,000    Administaff, Inc.(+)                                              43,488,000
     6,000,000    AMR Corp.#(+)                                                    162,300,000
     2,200,000    C.H. Robinson Worldwide, Inc.(+)                                 107,998,000
     4,100,000    Caterpillar, Inc.(+)                                             294,421,000
       700,000    Ceradyne, Inc.#(+)                                                34,930,000
       975,000    Corporate Executive Board Company                                 98,377,500
     1,200,000    Dover Corp.(+)                                                    58,272,000
     1,000,000    EGL, Inc.#                                                        45,000,000
       900,000    EMCOR Group, Inc.#(+)                                             44,694,000
     2,000,000    Equifax Inc.                                                      74,480,000
       750,000    Expeditors International of Washington, Inc.(+)                   64,792,500
     1,800,000    Goodrich Corp.(+)                                                 78,498,000
       500,000    Harsco Corp.                                                      41,310,000
     1,200,000    Herman Miller, Inc.                                               38,892,000
       900,000    Jacobs Engineering Group, Inc.#(+)                                78,066,000
     2,400,000    JLG Industries, Inc.(+)                                           73,896,000
     2,400,000    Joy Global, Inc.(+)                                              143,448,000
       800,000    Landstar System, Inc.                                             35,296,000
       600,000    Manitowoc Company, Inc.(+)                                        54,690,000

               See accompanying Notes to Schedule of Investments

                                                                              45
                                   Schedule of Investments   ANNUAL REPORT

GROWTH FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

  NUMBER OF
    SHARES                                                                          VALUE
----------------------------------------------------------------------------------------------
     1,922,000    Monster Worldwide, Inc.#(+)                                  $    95,830,920
       900,000    MSC Industrial Direct Company, Inc.                               48,618,000
     2,000,000    Norfolk Southern Corp.(+)                                        108,140,000
     1,300,000    Precision Castparts Corp.(+)                                      77,220,000
     2,500,000    Rockwell Automation, Inc.                                        179,775,000
     2,400,000    Shaw Group, Inc.#(+)                                              72,960,000
       800,000    Teledyne Technologies, Inc.#(+)                                   28,480,000
     2,000,000    Thomas & Betts Corp.#                                            102,760,000
     1,300,000    Trinity Industries, Inc.                                          70,707,000
     1,500,000    UTi Worldwide, Inc.(+)                                            47,400,000
       600,000    Watsco, Inc.(+)                                                   42,630,000
     1,000,000    WESCO International, Inc.#                                        68,010,000
                                                                               ---------------
                                                                                 2,515,379,920
                                                                               ---------------
                  INFORMATION TECHNOLOGY (37.9%)
     8,200,000    Advanced Micro Devices, Inc.#(+)                                 271,912,000
     5,000,000    Agilent Technologies, Inc.#                                      187,750,000
    10,700,000    Apple Computer, Inc.#                                            671,104,000
     2,900,000    Arrow Electronics, Inc.#(+)                                       93,583,000
     9,000,000    Atmel Corp.#(+)                                                   42,480,000
     4,900,000    BEA Systems Inc#(+)                                               64,337,000
     5,900,000    BMC Software, Inc.#(+)                                           127,794,000
     1,500,000    Brightpoint, Inc.#(+)                                             46,590,000
     6,300,000    Broadcom Corp.#(+)                                               271,908,000
     6,500,000    Brocade Communications Systems, Inc.#                             43,420,000
     2,100,000    Cadence Design Systems, Inc.#(+)                                  38,829,000
     2,500,000    CheckFree Corp.#(+)                                              126,250,000
     3,200,000    Citrix Systems, Inc.#                                            121,280,000
     4,700,000    CNET Networks, Inc.#(+)                                           66,787,000
     1,700,000    Cognizant Technology Solutions Corp.#                            101,133,000
     6,700,000    Compuware Corp.#                                                  52,461,000
     2,200,000    Convergys Corp.#                                                  40,062,000
       514,400    DST Systems, Inc.#(+)                                             29,804,336
     6,200,000    eBay, Inc.#(+)                                                   242,172,000
     4,400,000    Electronic Data Systems Corp.(+)                                 118,052,000
     1,400,000    F5 Networks, Inc.#(+)                                            101,486,000
     2,000,000    Fairchild Semiconductor International, Inc.#(+)                   38,140,000
     5,100,000    Foundry Networks, Inc.#(+)                                        92,616,000
     1,500,000    Global Payments Inc.(+)                                           79,515,000
     1,400,000    Google, Inc.#(+)                                                 546,000,000
     2,200,000    Harris Corp.(+)                                                  104,038,000
    10,000,000    Hewlett-Packard Company                                          329,000,000
     1,050,000    Hyperion Solutions Corp.#                                         34,230,000
     3,100,000    Informatica Corp.#(+)                                             48,205,000

               See accompanying Notes to Schedule of Investments

 46
      ANNUAL REPORT   Schedule of Investments

                                                                     GROWTH FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

  NUMBER OF
    SHARES                                                                          VALUE
----------------------------------------------------------------------------------------------
     4,600,000    Intersil Corp.                                               $   133,032,000
     2,000,000    Iron Mountain, Inc.#(+)                                           81,480,000
     2,500,000    Jabil Circuit, Inc.#                                             107,150,000
    14,700,000    JDS Uniphase Corp.#(+)                                            61,299,000
     1,800,000    Lam Research Corp.#(+)                                            77,400,000
     9,300,000    LSI Logic Corp.#(+)                                              107,508,000
     4,300,000    Marvell Technology Group, Ltd.#(+)                               232,630,000
     3,200,000    MEMC Electronic Materials, Inc.#(+)                              118,144,000
       650,000    Mettler-Toledo International, Inc.#                               39,221,000
     4,700,000    Micron Technology, Inc.#(+)                                       69,184,000
     1,400,000    MoneyGram International, Inc.(+)                                  43,008,000
    28,250,000    Motorola, Inc.                                                   647,207,500
     4,800,000    National Semiconductor Corp.                                     133,632,000
     1,600,000    Netease.Com, Inc.#(+)                                             39,264,000
     4,200,000    Nuance Communications, Inc.#(+)                                   49,602,000
     2,500,000    NVIDIA Corp.#(+)                                                 143,150,000
     1,600,000    OmniVision Technologies, Inc.#(+)                                 48,320,000
     2,000,000    Paychex, Inc.                                                     83,320,000
       900,000    Rackable Systems, Inc.#                                           47,565,000
     3,300,000    Red Hat, Inc.#(+)                                                 92,334,000
     2,400,000    Sabre Holdings Corp.(+)                                           56,472,000
     1,000,000    Salesforce.com, Inc.#(+)                                          36,330,000
     3,300,000    Sandisk Corp.#(+)                                                189,816,000
    11,800,000    Seagate Technology#(+)                                           310,694,000
       800,000    Silicon Laboratories, Inc.#(+)                                    43,960,000
       900,000    SiRF Technology Holdings, Inc.#(+)                                31,869,000
     1,800,000    Synopsys, Inc.#(+)                                                40,230,000
     1,300,000    Tektronix, Inc.                                                   46,423,000
     7,900,000    Tellabs, Inc.#                                                   125,610,000
     2,700,000    ValueClick, Inc.#(+)                                              45,684,000
     1,200,000    Websense, Inc.#(+)                                                33,096,000
     7,500,000    Western Digital Corp.#(+)                                        145,725,000
                                                                               ---------------
                                                                                 7,591,297,836
                                                                               ---------------
                  MATERIALS (1.8%)
     1,500,000    Goldcorp, Inc.                                                    43,875,000
       700,000    Martin Marietta Materials, Inc.                                   74,921,000
       375,000    Potash Corporation of Saskatchewan, Inc.                          33,033,750
       800,000    Quanex Corp.(+)                                                   53,304,000
     1,200,000    Scotts Miracle-Gro Company(+)                                     54,912,000
       900,000    Titanium Metals Corp.#(+)                                         43,695,000
       184,500    Tronox Inc                                                         3,134,655
       500,000    Vulcan Materials Company(+)                                       43,325,000
                                                                               ---------------
                                                                                   350,200,405
                                                                               ---------------

               See accompanying Notes to Schedule of Investments

                                                                              47
                                   Schedule of Investments   ANNUAL REPORT

GROWTH FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

  NUMBER OF
    SHARES                                                                          VALUE
----------------------------------------------------------------------------------------------
                  TELECOMMUNICATION SERVICES (3.7%)
     4,200,000    America Movil S.A. de C.V.                                   $   143,892,000
     2,600,000    American Tower Corp.#(+)                                          78,832,000
     2,500,000    Crown Castle International Corp.#(+)                              70,875,000
     5,000,000    NII Holdings, Inc.#(+)                                           294,850,000
     4,100,000    Sprint Nextel Corp.(+)                                           105,944,000
     1,100,000    Vimpel-Communications#(+)                                         47,311,000
                                                                               ---------------
                                                                                   741,704,000
                                                                               ---------------
                  TOTAL COMMON STOCKS
                  (Cost $15,621,880,753)                                        19,967,445,021
                                                                               ===============




  PRINCIPAL
    AMOUNT                                                                          VALUE
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.2%)
$   10,544,000    Citigroup, Inc.
                  4.770%, 04/03/06                                             $    10,541,206
    35,000,000    UBS Finance, Inc.
                  4.770%, 04/03/06                                                  34,990,725
                                                                               ---------------
                  TOTAL SHORT-TERM INVESTMENTS
                  (Cost $45,531,931)                                                45,531,931
                                                                               ===============



  NUMBER OF
    SHARES                                                                          VALUE
----------------------------------------------------------------------------------------------
INVESTMENT OF CASH COLLATERAL FOR SECURITIES
ON LOAN (16.1%)
 3,218,542,383    Bank of New York Institutional Cash Reserve Fund
                  current rate 4.841%
                  (Cost $3,218,542,383)                                        $ 3,218,542,383
                                                                               ---------------
TOTAL INVESTMENTS (116.1%)
  (Cost $18,885,955,067)                                                        23,231,519,335
                                                                               ===============
PAYABLE UPON RETURN OF SECURITIES LOANED (-16.1%)                               (3,218,542,383)
                                                                               ---------------
OTHER ASSETS, LESS LIABILITIES (--%)                                                 5,337,777
                                                                               ---------------
NET ASSETS (100.0%)                                                            $20,018,314,729
                                                                               ===============

NOTES TO SCHEDULE OF INVESTMENTS
#  Non-income producing security.
(+) Security, or portion of security, is on loan.

                 See accompanying Notes to Financial Statements

 48
      ANNUAL REPORT   Schedule of Investments

BLUE CHIP FUND

 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 NUMBER OF
  SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
COMMON STOCKS (98.0%)
               CONSUMER DISCRETIONARY (8.0%)
     6,000     Carnival Corp.(+)                                               $    284,220
     5,200     Federated Department Stores, Inc.                                    379,600
     4,000     Fortune Brands, Inc.                                                 322,520
     3,000     Harrah's Entertainment, Inc.                                         233,880
    13,000     Hilton Hotels Corp.                                                  330,980
    45,000     Home Depot, Inc.                                                   1,903,500
    13,000     Lowe's Companies, Inc.                                               837,720
    13,000     McDonald's Corp.                                                     446,680
    25,000     News Corp.                                                           415,250
     5,000     Nike, Inc.(+)                                                        425,500
    17,600     Nordstrom, Inc.                                                      689,568
    15,000     Office Depot, Inc.#                                                  558,600
    18,000     Starbucks Corp.#(+)                                                  677,520
     4,000     Starwood Hotels & Resorts Worldwide, Inc.(+)                         270,920
    15,000     Target Corp.                                                         780,150
     6,000     Tiffany & Co.                                                        225,240
    45,000     Time Warner, Inc.                                                    755,550
    40,000     Walt Disney Company(+)                                             1,115,600
     6,000     YUM! Brands, Inc.                                                    293,160
                                                                               ------------
                                                                                 10,946,158
                                                                               ------------
               CONSUMER STAPLES (8.8%)
    42,000     Altria Group, Inc.                                                 2,976,120
    23,000     Coca-Cola Company                                                    963,010
    11,000     Colgate-Palmolive Company                                            628,100
    20,000     CVS Corp.                                                            597,400
     8,500     Hershey Foods Corp.(+)                                               443,955
    33,000     PepsiCo, Inc.                                                      1,907,070
    40,000     Procter & Gamble Company                                           2,304,800
     3,500     Reynolds American Inc.(+)                                            369,250
    34,000     Wal-Mart Stores, Inc.                                              1,606,160
     2,000     Whole Foods Market, Inc.                                             132,880
                                                                               ------------
                                                                                 11,928,745
                                                                               ------------
               ENERGY (10.7%)
     8,000     Apache Corp.                                                         524,080
     7,000     Baker Hughes, Inc.(+)                                                478,800
    21,807     Chevron Corp.                                                      1,264,152
    48,656     ConocoPhillips(+)                                                  3,072,626
    11,000     Devon Energy (Chevron) Corp.                                         672,870
    65,000     Exxon Mobil Corp.                                                  3,955,900
     4,500     Halliburton Company(+)                                               328,590
    11,000     Marathon Oil Corp.                                                   837,870

               See accompanying Notes to Schedule of Investments

                                                                              49
                                   Schedule of Investments   ANNUAL REPORT

BLUE CHIP FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 NUMBER OF
  SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
    10,000     Nabors Industries Ltd.#                                         $    715,800
     5,000     Occidental Petroleum Corp.                                           463,250
     8,000     Schlumberger, Ltd.(+)                                              1,012,560
     9,000     Transocean, Inc.#(+)                                                 722,700
     8,000     Valero Energy Corp.                                                  478,240
                                                                               ------------
                                                                                 14,527,438
                                                                               ------------
               FINANCIALS (22.4%)
     4,000     Ace, Ltd.                                                            208,040
     7,000     AFLAC, Inc.                                                          315,910
    21,000     American Express Company                                           1,103,550
    40,000     American International Group, Inc.                                 2,643,600
     9,000     Aon Corp.                                                            373,590
     4,000     Apartment Investment and Management Company(+)                       187,600
    52,000     Bank of America Corp.                                              2,368,080
    18,000     Bank of New York Company, Inc.                                       648,720
     7,500     Chubb Corp.                                                          715,800
    13,000     CIT Group, Inc.                                                      695,760
    55,000     Citigroup, Inc.                                                    2,597,650
     4,902     Countrywide Financial Corp.                                          179,904
     2,100     Federal Home Loan Mortgage Corp.                                     128,100
    11,400     Federal National Mortgage Association                                585,960
     8,200     Franklin Resources, Inc.                                             772,768
    12,000     Golden West Financial Corp.(+)                                       814,800
     9,000     Goldman Sachs Group, Inc.                                          1,412,640
     5,000     Hartford Financial Services Group, Inc.                              402,750
    40,216     J.P. Morgan Chase & Company                                        1,674,594
     8,500     Lehman Brothers Holdings, Inc.                                     1,228,505
    11,000     Loews Corp.                                                        1,113,200
    15,700     Merrill Lynch & Company, Inc.(+)                                   1,236,532
    14,000     MetLife, Inc.(+)                                                     677,180
    15,000     Moody's Corp.(+)                                                   1,071,900
    27,000     Morgan Stanley                                                     1,696,140
    10,000     PNC Financial Services Group, Inc.                                   673,100
    11,000     Prudential Financial, Inc.                                           833,910
     8,000     St. Paul Travelers Companies, Inc.                                   334,320
    11,000     State Street Corp.                                                   664,730
     8,000     T Rowe Price Group, Inc.                                             625,680
    20,000     Wachovia Corp.                                                     1,121,000
     8,009     Washington Mutual, Inc.(+)                                           341,344
    17,000     Wells Fargo & Company                                              1,085,790
                                                                               ------------
                                                                                 30,533,147
                                                                               ------------

               See accompanying Notes to Schedule of Investments

 50
      ANNUAL REPORT   Schedule of Investments

                                                                  BLUE CHIP FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 NUMBER OF
  SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
               HEALTH CARE (14.9%)
    23,000     Abbott Laboratories                                             $    976,810
    28,000     Aetna, Inc.                                                        1,375,920
    17,500     Amgen, Inc.#                                                       1,273,125
    12,000     Bristol-Myers Squibb Company                                         295,320
     6,500     Cigna Corp.                                                          849,030
    12,000     Express Scripts, Inc.#(+)                                          1,054,800
    13,000     Genzyme Corp.#                                                       873,860
    12,000     Gilead Sciences, Inc.#(+)                                            746,640
     4,000     Guidant Corp.                                                        312,240
     5,000     HCA, Inc.(+)                                                         228,950
    35,000     Johnson & Johnson                                                  2,072,700
    13,000     Medtronic, Inc.                                                      659,750
    48,000     Merck & Company, Inc.                                              1,691,040
   120,000     Pfizer, Inc.                                                       2,990,400
    19,000     Quest Diagnostics, Inc.                                              974,700
    12,000     St. Jude Medical, Inc.#                                              492,000
    44,000     UnitedHealth Group, Inc.                                           2,457,840
    21,000     Wyeth                                                              1,018,920
                                                                               ------------
                                                                                 20,344,045
                                                                               ------------
               INDUSTRIALS (14.0%)
    23,000     Boeing Company                                                     1,792,390
    12,500     Burlington Northern Santa Fe Corp.                                 1,041,625
     9,000     Caterpillar, Inc.                                                    646,290
    12,000     CSX Corp.                                                            717,600
    17,000     Danaher Corp.                                                      1,080,350
     5,000     Emerson Electric Company                                             418,150
     6,500     FedEx Corp.                                                          734,110
    16,000     General Dynamics Corp.                                             1,023,680
   126,000     General Electric Company                                           4,382,280
    14,000     Honeywell International, Inc.                                        598,780
    19,000     Lockheed Martin Corp.                                              1,427,470
    15,000     Norfolk Southern Corp.                                               811,050
    13,000     Raytheon Company                                                     595,920
    10,000     Rockwell Automation, Inc.                                            719,100
     7,500     Union Pacific Corp.(+)                                               700,125
    10,000     United Parcel Service, Inc.(+)                                       793,800
    20,000     United Technologies Corp.                                          1,159,400
    11,000     Waste Management, Inc.                                               388,300
                                                                               ------------
                                                                                 19,030,420
                                                                               ------------
               INFORMATION TECHNOLOGY (14.8%)
    12,000     Advanced Micro Devices, Inc.#                                        397,920
    20,000     Apple Computer, Inc.#                                              1,254,400

               See accompanying Notes to Schedule of Investments

                                                                              51
                                   Schedule of Investments   ANNUAL REPORT

BLUE CHIP FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 NUMBER OF
  SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
    13,500     Automatic Data Processing, Inc.                                 $    616,680
    47,000     Cisco Systems, Inc.#                                               1,018,490
    25,100     Corning, Inc.#                                                       675,441
    30,000     Dell, Inc.#                                                          892,800
    28,000     eBay, Inc.#(+)                                                     1,093,680
    14,000     Electronic Data Systems Corp.(+)                                     375,620
    25,000     EMC Corp.#                                                           340,750
    16,000     First Data Corp.                                                     749,120
     3,400     Google, Inc.#                                                      1,326,000
    45,200     Hewlett-Packard Company                                            1,487,080
    72,000     Intel Corp.                                                        1,393,200
     6,000     International Business Machines Corp.                                494,820
    90,000     Microsoft Corp.                                                    2,448,900
    56,000     Motorola, Inc.                                                     1,282,960
    12,000     NVIDIA Corp.#(+)                                                     687,120
    25,000     QUALCOMM, Inc.                                                     1,265,250
    37,500     Texas Instruments, Inc.                                            1,217,625
    36,000     Yahoo!, Inc.#(+)                                                   1,161,360
                                                                               ------------
                                                                                 20,179,216
                                                                               ------------
               MATERIALS (1.5%)
     8,000     Air Products and Chemicals, Inc.                                     537,520
    12,000     Newmont Mining Corp.                                                 622,680
     5,000     Nucor Corp.                                                          523,950
     3,700     Vulcan Materials Company                                             320,605
                                                                               ------------
                                                                                  2,004,755
                                                                               ------------
               TELECOMMUNICATION SERVICES (1.4%)
    25,000     AT&T Inc.(+)                                                         676,000
    45,674     Sprint Nextel Corp.                                                1,180,216
                                                                               ------------
                                                                                  1,856,216
                                                                               ------------
               UTILITIES (1.5%)
    29,000     Duke Energy Corp.(+)                                                 845,350
     9,000     Exelon Corp.                                                         476,100
     7,000     PG&E Corp.                                                           272,300
     9,000     TXU Corp.                                                            402,840
                                                                               ------------
                                                                                  1,996,590
                                                                               ------------
               TOTAL COMMON STOCKS
               (Cost $116,004,904)                                             $133,346,730
                                                                               ============

               See accompanying Notes to Schedule of Investments

 52
      ANNUAL REPORT   Schedule of Investments

                                                                  BLUE CHIP FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 PRINCIPAL
  AMOUNT                                                                          VALUE
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.4%)
$1,958,000     Citigroup, Inc. 4.770%, 04/03/06
               (Cost $1,957,481)                                               $  1,957,481
                                                                               ------------

NUMBER OF
  SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
INVESTMENT OF CASH COLLATERAL FOR SECURITIES
ON LOAN (13.3%)
18,135,788     Bank of New York Institutional Cash Reserve Fund
               current rate 4.841%
               (Cost $18,135,788)                                              $ 18,135,788
                                                                               ------------
TOTAL INVESTMENTS (112.7%)
  (Cost $136,098,173)                                                           153,439,999
                                                                               ============
PAYABLE UPON RETURN OF SECURITIES LOANED (-13.3%)                               (18,135,788)
                                                                               ------------
OTHER ASSETS, LESS LIABILITIES (0.6%)                                               812,628
                                                                               ------------
NET ASSETS (100.0%)                                                            $136,116,839
                                                                               ============

NOTES TO SCHEDULE OF INVESTMENTS
#  Non-income producing security.
(+) Security, or portion of security, is on loan.

                 See accompanying Notes to Financial Statements

                                                                              53
                                   Schedule of Investments   ANNUAL REPORT

VALUE FUND

 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 NUMBER OF
  SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
COMMON STOCKS (97.0%)
                    CONSUMER DISCRETIONARY (24.8%)
   210,000          Callaway Golf Company                                      $  3,612,000
    65,000          Career Education Corp.#(+)                                    2,452,450
    35,000          Carnival Corp.(+)                                             1,657,950
    26,000          H&R Block, Inc.(+)                                              562,900
    77,000          Harley-Davidson, Inc.(+)                                      3,994,760
    60,000          Home Depot, Inc.                                              2,538,000
    65,000          IAC/InterActiveCorp#(+)                                       1,915,550
    45,000          International Game Technology(+)                              1,584,900
    86,000          Jones Apparel Group USA, Inc.                                 3,041,820
   102,000          Office Depot, Inc.#                                           3,798,480
    30,000          Omnicom Group, Inc.(+)                                        2,497,500
    99,000          Time Warner, Inc.                                             1,662,210
    49,600          Walt Disney Company                                           1,383,344
                                                                               ------------
                                                                                 30,701,864
                                                                               ------------
                    CONSUMER STAPLES (6.4%)
    60,000          Coca-Cola Company                                             2,512,200
    52,000          PepsiCo, Inc.                                                 3,005,080
    52,000          Wal-Mart Stores, Inc.(+)                                      2,456,480
                                                                               ------------
                                                                                  7,973,760
                                                                               ------------
                    ENERGY (5.6%)
    33,000          Anadarko Petroleum Corp.                                      3,333,330
    78,000          Veritas DGC, Inc.#(+)                                         3,540,420
                                                                               ------------
                                                                                  6,873,750
                                                                               ------------
                    FINANCIALS (27.8%)
    40,000          A.G. Edwards, Inc.                                            1,994,400
    73,000          American International Group, Inc.                            4,824,570
    97,000          Brown & Brown, Inc.(+)                                        3,220,400
    28,500          Federal Home Loan Mortgage Corp.                              1,738,500
    54,000          Genworth Financial, Inc.                                      1,805,220
    28,500          Goldman Sachs Group, Inc.                                     4,473,360
    75,000          J.P. Morgan Chase & Company                                   3,123,000
    80,000          Merrill Lynch & Company, Inc.(+)                              6,300,800
    47,000          Piper Jaffray Companies, Inc.#                                2,585,000
    87,000          UnumProvident, Corp.(+)                                       1,781,760
    58,000          Washington Mutual, Inc.(+)                                    2,471,960
                                                                               ------------
                                                                                 34,318,970
                                                                               ------------
                    HEALTH CARE (11.1%)
   155,000          Bristol-Myers Squibb Company                                  3,814,550
   150,000          King Pharmaceuticals, Inc.#                                   2,587,500
    95,000          Pfizer, Inc.                                                  2,367,400

               See accompanying Notes to Schedule of Investments

 54
      ANNUAL REPORT   Schedule of Investments

                                                                      VALUE FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 NUMBER OF
  SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
    76,000          Wyeth                                                      $  3,687,520
    18,000          Zimmer Holdings, Inc.#                                        1,216,800
                                                                               ------------
                                                                                 13,673,770
                                                                               ------------
                    INDUSTRIALS (0.9%)
    14,000          Burlington Northern Santa Fe Corp.                            1,166,620
                                                                               ------------
                    INFORMATION TECHNOLOGY (18.6%)
   118,000          Electronic Data Systems Corp.(+)                              3,165,940
   145,000          Hewlett-Packard Company                                       4,770,500
    33,000          Linear Technology Corp.(+)                                    1,157,640
   145,000          Microsoft Corp.                                               3,945,450
   133,000          Motorola, Inc.                                                3,047,030
   300,000 EUR      Nokia Corp.                                                   6,202,066
    20,000          Yahoo!, Inc.#(+)                                                645,200
                                                                               ------------
                                                                                 22,933,826
                                                                               ------------
                    MATERIALS (1.8%)
     2,900 CHF      Givaudan, SA                                                  2,226,576
                                                                               ------------
                    TOTAL COMMON STOCKS
                    (Cost $101,690,186)                                         119,869,136
                                                                               ============

 PRINCIPAL
  AMOUNT                                                                          VALUE
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.8%)
$3,471,000          Citigroup, Inc. 4.770%, 04/03/06
                    (Cost $3,470,080)                                          $  3,470,080
                                                                               ------------

 NUMBER OF
  SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
INVESTMENT OF CASH COLLATERAL FOR SECURITIES
ON LOAN (26.7%)
32,987,010          Bank of New York Institutional Cash Reserve Fund
                    current rate 4.841%
                    (Cost $32,987,010)                                         $ 32,987,010
                                                                               ------------
TOTAL INVESTMENTS (126.5%)
  (Cost $138,147,276)                                                           156,326,226
                                                                               ============
PAYABLE UPON RETURN OF SECURITIES LOANED (-26.7%)                               (32,987,010)
                                                                               ------------
OTHER ASSETS, LESS LIABILITIES (0.2%)                                               249,234
                                                                               ------------
NET ASSETS (100.0%)                                                            $123,588,450
                                                                               ============

               See accompanying Notes to Schedule of Investments

                                                                              55
                                   Schedule of Investments   ANNUAL REPORT

VALUE FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

NOTES TO SCHEDULE OF INVESTMENTS
#  Non-income producing security.
(+) Security, or portion of security, is on loan.

FOREIGN CURRENCY ABBREVIATIONS

CHF   Swiss Franc
EUR  European Monetary Unit

Note: Market Value for Securities denominated in foreign currencies are shown in U.S. dollars. The principal amounts for such securities are shown in the respective foreign currency.

                 See accompanying Notes to Financial Statements

 56
      ANNUAL REPORT   Schedule of Investments

INTERNATIONAL GROWTH FUND

 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 NUMBER OF
  SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
COMMON STOCKS (95.1%)
                    CONSUMER DISCRETIONARY (13.4%)
    45,000 JPY      Aisin Seiki Co., Ltd.                                      $  1,750,648
    88,000 EUR      Antena 3 de Television, SA                                    2,268,017
   145,000 JPY      ASICS Corp.                                                   1,588,933
    26,000 DKK      Bang & Olufsen, AS                                            3,008,135
   315,000 GBP      Carphone Warehouse Group, PLC                                 1,689,032
   280,000 ZAR      Edgars Consolidated Stores                                    1,743,737
    32,000 CAD      Gildan Activewear Inc.#                                       1,513,619
   200,000          Grupo Televisa, SA                                            3,980,000
    70,000 JPY      Hitachi Koki Company, Ltd.                                    1,180,248
   110,000 EUR      Industria de Diseno Textil, SA                                4,245,930
    70,000 JPY      Makita Corp.                                                  2,157,676
    26,000 JPY      Nitori Co., Ltd.                                              1,351,182
    50,000 JPY      Sega Sammy Holdings, Inc.                                     2,029,571
    38,000 JPY      Suzuki Motor Corp.                                              873,645
    13,000 JPY      YAMADA DENKI CO., Ltd.                                        1,503,746
                                                                               ------------
                                                                                 30,884,119
                                                                               ------------
                    CONSUMER STAPLES (4.3%)
    66,000 JPY      FANCL Corp.                                                   1,359,573
     1,870 CHF      Lindt & Spruengli, AG                                         3,469,044
   245,000 ZAR      Pick'n Pay Stores, Ltd.                                       1,200,458
 1,420,000 MXN      Wal-Mart de Mexico SA de CV                                   3,752,999
                                                                               ------------
                                                                                  9,782,074
                                                                               ------------
                    ENERGY (7.8%)
    17,000 NOK      Bonheur, ASA                                                  2,046,212
    38,000 CAD      EnCana Corp.                                                  1,773,344
   115,000 EUR      Motor Oil (Hellas) Corinth Refineries S.A.                    3,108,176
    48,000 EUR      OMV, AG                                                       3,209,960
    23,000 EUR      SBM Offshore, NV                                              2,302,962
   136,000 NOK      Stolt Offshores, SA#                                          2,110,599
    24,000 EUR      Techip, SA                                                    1,627,518
   151,000 JPY      Teikoku Oil Co. Ltd.                                          1,840,994
                                                                               ------------
                                                                                 18,019,765
                                                                               ------------
                    FINANCIALS (21.7%)
    50,000 EUR      Ackermans & van Haaren NV                                     3,291,128
   133,000 EUR      Anglo Irish Bank Corp., PLC                                   2,189,661
    90,000 EUR      April Group                                                   4,575,255
   155,000 AUD      Australian Stock Exchange, Ltd.                               3,624,938
   122,000          Banco Itau Holding Financeira, SA                             3,631,940
    45,000 EUR      Banco Pastor Group                                            2,615,336
   100,000          Bancolombia, SA                                               3,490,000
   345,000 JPY      Daiwa Securities Group Inc.                                   4,629,447

               See accompanying Notes to Schedule of Investments

                                                                              57
                                   Schedule of Investments   ANNUAL REPORT

INTERNATIONAL GROWTH FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 NUMBER OF
  SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
    97,000 EUR      EFG Eurobank Ergasias                                      $  3,732,335
    79,000 GBP      Investec, PLC                                                 4,028,667
    44,000 AUD      Macquarie Bank, Ltd.                                          2,032,906
    48,000 EUR      National Bank of Greece, SA                                   2,257,105
   130,000 JPY      Nikko Cordial Corp.                                           2,152,875
   120,000 EUR      Piraeus Bank, SA                                              3,632,563
 1,675,000 SGD      Singapore Exchange, Ltd.                                      4,140,253
                                                                               ------------
                                                                                 50,024,409
                                                                               ------------
                    HEALTH CARE (6.5%)
   560,000 ZAR      Aspen Pharmacare Holdings, Ltd.#                              3,915,223
    46,000 JPY      Astellas Pharma, Inc.                                         1,742,965
    73,000 AUD      Cochlear Limited                                              2,776,276
     8,500 CHF      Nobel Biocare Holding, AG                                     1,893,965
    60,000 JPY      OLYMPUS Corp.                                                 1,760,500
    19,500 CHF      Roche Holding, AG                                             2,897,962
                                                                               ------------
                                                                                 14,986,891
                                                                               ------------
                    INDUSTRIALS (15.0%)
   158,000 SEK      Alfa Laval AB                                                 4,246,153
    45,000 CAD      Canadian Pacific Railway, Ltd.                                2,244,894
       170 JPY      Central Japan Railway Company                                 1,676,782
    23,000 JPY      FANUC, Ltd.                                                   2,210,721
    57,000 CAD      First Service Corp.#                                          1,390,042
   155,000 JPY      Fujikura, Ltd.                                                1,752,532
    55,000 GBP      Homeserve, PLC                                                1,382,601
    80,000 EUR      Kingspan Group, PLC                                           1,221,552
   120,000 JPY      Komatsu, Ltd.                                                 2,288,708
    14,000 EUR      Koninklijke BAM Groep, NV                                     1,415,847
     5,400 CHF      Kuehne & Nagel International, AG                              1,749,158
   225,000 AUD      Leighton Holdings, Ltd.                                       2,854,189
   105,000          Linhas Aereas Inteligentes, SA                                2,814,000
   500,000 GBP      Rolls-Royce Group, PLC                                        3,971,805
   120,000 EUR      YIT-Yhtyma, OYJ                                               3,256,752
                                                                               ------------
                                                                                 34,475,736
                                                                               ------------
                    INFORMATION TECHNOLOGY (16.1%)
    46,000 JPY      HORIBA, Ltd.                                                  1,442,465
    58,000 JPY      HOYA Corp.                                                    2,335,516
    38,000          Infosys Technologies, Ltd.                                    2,958,680
    88,000          NDS Group PLC#                                                4,578,640
    64,000          Netease.Com, Inc.#                                            1,570,560
    60,000          Nice-Systems, Ltd.#                                           3,057,600
    25,000 JPY      Nintendo Company, Ltd.                                        3,733,252
    90,000 GBP      Renishaw, PLC                                                 1,397,832

               See accompanying Notes to Schedule of Investments

 58
      ANNUAL REPORT   Schedule of Investments

                                                       INTERNATIONAL GROWTH FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 NUMBER OF
  SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
   370,000 ZAR      Reunert, Ltd.                                              $  4,083,313
   100,000          Satyam Computer Services, Ltd.                                4,376,000
   120,000 EUR      Soitec#                                                       4,054,246
   375,000 JPY      Toshiba Corp.                                                 2,179,246
     2,160 JPY      Yahoo! Japan Corp.                                            1,315,237
                                                                               ------------
                                                                                 37,082,587
                                                                               ------------
                    MATERIALS (6.7%)
     7,300 EUR      Boehler-Uddeholm, AG                                          1,502,668
   109,000 JPY      Dowa Mining Company Ltd.                                      1,306,223
   140,000 AUD      Energy Resources of Aust                                      1,455,323
    70,000 CAD      First Quantum Minerals Ltd.                                   2,877,082
    80,000 ZAR      Highveld Steel and Vanadium Corp. Ltd                         1,184,014
    62,000 GBP      Rio Tinto, PLC                                                3,179,996
    38,000 CAD      Teck Cominco, Ltd.                                            2,444,937
   120,000 JPY      ZEON Corp.                                                    1,549,494
                                                                               ------------
                                                                                 15,499,737
                                                                               ------------
                    TELECOMMUNICATION SERVICES (1.8%)
   122,000          America Movil S.A. de C.V.                                    4,179,720
                                                                               ------------
                    UTILITIES (1.8%)
     7,000 EUR      Oesterreichische Elektrizitaetswirtschafts, AG                3,116,389
    57,000 GBP      Scottish & Southern Energy                                    1,117,953
                                                                               ------------
                                                                                  4,234,342
                                                                               ------------
                    TOTAL COMMON STOCKS
                    (Cost $182,269,497)                                         219,169,380
                                                                               ============

 PRINCIPAL
  AMOUNT                                                                          VALUE
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.8%)
$11,102,000         Citigroup, Inc. 4.770%, 04/03/06
                    (Cost $11,099,058)                                         $ 11,099,058
                                                                               ------------
TOTAL INVESTMENTS (99.9%)
(Cost $193,368,555)                                                             230,268,438
                                                                               ============
OTHER ASSETS, LESS LIABILITIES (0.1%)                                               101,605
                                                                               ------------
NET ASSETS (100.0%)                                                            $230,370,043
                                                                               ============

               See accompanying Notes to Schedule of Investments

                                                                              59
                                   Schedule of Investments   ANNUAL REPORT

INTERNATIONAL GROWTH FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

NOTES TO SCHEDULE OF INVESTMENTS
#  Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD Australian Dollar
CAD Canadian Dollar
CHF Swiss Franc
DKK Danish Krone
EUR  European Monetary Unit
GBP  British Pound Sterling
JPY   Japanese Yen
MXN Mexican Peso
NOK Norwegian Krone
SEK  Swedish Krona
SGD Singapore Dollar
ZAR  South African Rand

Note: Market Value for Securities denominated in foreign currencies are shown in U.S. dollars. The principal amounts for such securities are shown in the respective foreign currency.

                 See accompanying Notes to Financial Statements

 60
      ANNUAL REPORT   Schedule of Investments

                                                       INTERNATIONAL GROWTH FUND

 COUNTRY ALLOCATION

COUNTRY                                                       % OF PORTFOLIO
 Japan                                                                  21.7%
 United Kingdom                                                          9.7
 Greece                                                                  5.8
 Australia                                                               5.8
 Canada                                                                  5.6
 South Africa                                                            5.5
 Mexico                                                                  5.4
 France                                                                  4.7
 Switzerland                                                             4.6
 Spain                                                                   4.2
 Austria                                                                 3.6
 India                                                                   3.3
 Brazil                                                                  3.0
 Sweden                                                                  1.9
 Singapore                                                               1.9
 Netherlands                                                             1.7
 Colombia                                                                1.6
 Ireland                                                                 1.6
 Belgium                                                                 1.5
 Finland                                                                 1.5
 Israel                                                                  1.4
 Denmark                                                                 1.4
 Luxembourg                                                              1.0
 Norway                                                                  0.9
 Cayman Islands                                                          0.7
 TOTAL:                                                                100.0%
---------------------------------------------------------------------------------

Country allocations are based on total investments (excluding short term investments) and may vary over time.

                 See accompanying Notes to Financial Statements

                                                                              61
                                   Schedule of Investments   ANNUAL REPORT

GLOBAL GROWTH AND INCOME FUND

 SCHEDULE OF INVESTMENTS MARCH 31, 2006

  PRINCIPAL
    AMOUNT                                                                         VALUE
--------------------------------------------------------------------------------------------
CORPORATE BONDS (0.1%)
                       CONSUMER DISCRETIONARY (0.1%)
$      280,000 GBP     EMI Group, PLC
                       9.750%, 05/20/08                                         $    524,614
                                                                                ------------
                       CONSUMER STAPLES (0.0%)
       470,000         Smithfield Foods, Inc.
                       7.750%, 05/15/13                                              486,450
                                                                                ------------
                       TOTAL CORPORATE BONDS
                       (Cost $918,775)                                             1,011,064
                                                                                ============
CONVERTIBLE BONDS (50.4%)
                       CONSUMER DISCRETIONARY (8.7%)
     2,700,000         Aristocrat Leisure, Ltd.-[ ]
                       5.000%, 05/31/06                                            5,167,037
     2,500,000         Carnival Corp.
                       0.000%, 10/24/21                                            1,981,250
     3,800,000         International Game Technology
                       0.000%, 01/29/33                                            2,864,250
     4,100,000         Liberty Media Corp. (Time Warner)
                       0.750%, 03/30/23                                            4,310,125
     2,600,000         Mahindra & Mahindra, Ltd.
                       0.000%, 05/08/09                                            4,928,351
   170,000,000 JPY     NGK SPARK PLUG Co., Ltd.
                       0.000%, 03/31/11                                            2,972,866
 1,120,000,000 JPY     Nikon Corp.
                       0.000%, 03/30/07                                           11,534,840
    16,500,000 EUR     Publicis Group, SA+
                       0.750%, 07/17/08                                            6,793,010
 1,150,000,000 JPY     Sony Corp.
                       0.000%, 12/18/08                                           11,036,116
   400,000,000 JPY     Suzuki Motor Corp.
                       0.000%, 03/31/10                                            4,825,829
   125,000,000 JPY     Yamada Denki Company
                       0.000%, 09/28/07                                            3,728,618
                                                                                ------------
                                                                                  60,142,292
                                                                                ------------
                       CONSUMER STAPLES (1.4%)
     9,400,000         Nestle Holdings, Inc.
                       0.000%, 06/11/08                                            9,658,108
                                                                                ------------
                       ENERGY (5.9%)
     6,800,000         CNOOC, Ltd.
                       0.000%, 12/15/09                                            7,628,900
     3,500,000 EUR     Fugro N.V.
                       2.375%, 04/27/10                                            5,895,393
     1,600,000         Helix Energy Solutions Group, Inc.*
                       3.250%, 12/15/25                                            2,284,000

               See accompanying Notes to Schedule of Investments

 62
      ANNUAL REPORT   Schedule of Investments

                                                   GLOBAL GROWTH AND INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

  PRINCIPAL
    AMOUNT                                                                         VALUE
--------------------------------------------------------------------------------------------
$    5,100,000         Nabors Industries, Inc.
                       0.000%, 06/15/23                                         $  5,845,875
     4,599,000 EUR     OMV, AG*
                       1.500%, 12/01/08                                            9,984,062
                       Repcon Luxembourg, SA (Repsol YPF)
     2,500,000         4.500%, 01/26/11                                            3,255,676
       700,000         4.500%, 01/26/11*                                             911,748
     2,750,000         Schlumberger, Ltd.
                       2.125%, 06/01/23                                            4,503,125
                                                                                ------------
                                                                                  40,308,779
                                                                                ------------
                       FINANCIALS (10.5%)
     3,300,000         BlackRock, Inc.(+)
                       2.625%, 02/15/35                                            4,681,875
     4,400,000         Deutsche Bank, LUX (USA Interactive)*(+)++
                       4.880%, 05/01/12                                            5,357,000
     8,700,000 EUR     EFG Eurobank Ergasias
                       1.000%, 11/29/09                                           12,499,139
    43,000,000 HKD     Getsmart Finance Ltd. (Sino Land)
                       1.625%, 11/30/09                                            6,844,898
    11,300,000         Merrill Lynch & Company, Inc.
                       0.000%, 03/13/32                                           13,069,580
   950,000,000 JPY     Mitsubishi UFJ Securities Co., Ltd.
                       0.250%, 09/30/14                                            9,785,294
    16,000,000         QBE Funding Trust III*
                       0.000%, 09/24/24                                           12,840,000
     1,807,500         Travelers Property Casualty Corp.
                       4.500%, 04/15/32                                            1,734,477
     5,310,000         Wachovia Corp. (Halliburton, Nabors Industries,
                       Amerada Hess)
                       0.250%, 12/15/10                                            5,562,225
                                                                                ------------
                                                                                  72,374,488
                                                                                ------------
                       HEALTH CARE (7.2%)
     4,500,000 EUR     Allami Privatizacios es Vagyonkezelo Rt (Gedeon
                       Richter Rt)
                       1.000%, 09/28/09                                            6,876,808
     6,800,000         Amgen, Inc.*
                       0.125%, 02/01/11                                            6,885,000
     1,700,000         Celgene Corp.
                       1.750%, 06/01/08                                            6,241,125
     1,700,000         Cephalon, Inc.(+)
                       0.000%, 06/15/33                                            1,974,125
     1,500,000         Cytyc Corp.*
                       2.250%, 03/15/24                                            1,655,625
     3,900,000 EUR     Essilor International+
                       1.500%, 07/02/10                                            3,506,153
     2,500,000         Omnicare, Inc.
                       3.250%, 12/15/35                                            2,409,375

               See accompanying Notes to Schedule of Investments

                                                                              63
                                   Schedule of Investments   ANNUAL REPORT

GLOBAL GROWTH AND INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

  PRINCIPAL
    AMOUNT                                                                         VALUE
--------------------------------------------------------------------------------------------
$   12,000,000         Roche Holdings, Inc.
                       0.000%, 07/25/21                                         $  9,591,174
                       Teva Pharmaceutical Industries, Ltd.
     3,300,000         1.750%, 02/01/26                                            3,279,375
     2,800,000         0.500%, 02/01/24                                            3,230,500
     3,900,000         Wyeth(+)++
                       4.239%, 01/15/24                                            4,172,610
                                                                                ------------
                                                                                  49,821,870
                                                                                ------------
                       INDUSTRIALS (5.9%)
     2,500,000 SGD     Arcadia Global (Keppel)
                       0.000%, 04/13/09                                            2,084,816
     2,700,000         Armor Holdings, Inc.
                       2.000%, 11/01/24                                            3,287,250
     3,700,000 EUR     BMW Finance, NV (Rolls Royce)
                       1.875%, 12/18/08                                            8,352,371
     3,100,000         CSX Corp.
                       0.000%, 10/30/21                                            3,355,750
     1,930,000         FTI Consulting, Inc.*
                       3.750%, 07/15/12                                            2,224,325
     3,800,000         L-3 Communications Holdings*
                       3.000%, 08/01/35                                            3,923,500
     4,000,000         Lockheed Martin Corp.(+)++
                       4.499%, 08/15/33                                            4,648,400
     3,100,000         Roper Industries, Inc.
                       1.481%, 01/15/34                                            1,980,125
     4,200,000 EUR     Siemens, AG
                       1.375%, 06/04/10                                            7,073,483
     1,900,000 EUR     USG People, NV
                       3.000%, 10/18/12                                            4,000,073
                                                                                ------------
                                                                                  40,930,093
                                                                                ------------
                       INFORMATION TECHNOLOGY (5.6%)
     6,100,000         Compal Electronics, Inc.
                       0.000%, 08/19/10                                            6,284,885
     2,200,000         Electronics For Imaging, Inc.
                       1.500%, 06/01/23                                            2,552,000
     2,000,000         Euronet Worldwide, Inc.*
                       3.500%, 10/15/25                                            2,365,000
   325,000,000 JPY     Fujitsu Ltd.
                       0.000%, 05/27/09                                            3,070,225
     2,200,000         Novell, Inc.
                       0.500%, 07/15/24                                            2,029,500
     1,425,000         Powerwave Technologies, Inc.(+)
                       1.875%, 11/15/24                                            1,911,281
     2,700,000         Red Hat, Inc.(+)
                       0.500%, 01/15/24                                            3,260,250

               See accompanying Notes to Schedule of Investments

 64
      ANNUAL REPORT   Schedule of Investments

                                                   GLOBAL GROWTH AND INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

  PRINCIPAL
    AMOUNT                                                                         VALUE
--------------------------------------------------------------------------------------------
$    2,800,000         RF Micro Devices, Inc.(+)
                       1.500%, 07/01/10                                         $  3,475,500
    14,000,000 EUR     Silicon-On-Insulator Technologies
                       4.625%, 12/20/09                                            4,770,838
     1,500,000         Sybase, Inc.*
                       1.750%, 02/22/25                                            1,509,375
   640,000,000 JPY     Toshiba Corp.
                       0.000%, 07/21/11                                            7,319,432
                                                                                ------------
                                                                                  38,548,286
                                                                                ------------
                       MATERIALS (3.0%)
     4,000,000         Anglo American, PLC
                       3.375%, 04/17/07                                            6,720,629
       700,000         Freeport-McMoRan Copper & Gold, Inc.
                       7.000%, 02/11/11                                            1,398,250
    41,000,000 ZAR     Harmony Gold Mining Company, Ltd.
                       4.875%, 05/21/09                                            7,163,543
     4,200,000         Taiwan Cement
                       0.000%, 03/03/09                                            5,422,518
                                                                                ------------
                                                                                  20,704,940
                                                                                ------------
                       TELECOMMUNICATION SERVICES (1.2%)
                       NII Holdings, Inc.
     2,500,000         2.750%, 08/15/25*                                           3,334,375
     1,500,000         2.750%, 08/15/25                                            2,000,625
     2,200,000         Time Warner Telecom Inc.
                       2.375%, 04/01/26                                            2,532,750
                                                                                ------------
                                                                                   7,867,750
                                                                                ------------
                       UTILITIES (1.0%)
     3,100,000 GBP     Scottish & Southern Energy
                       3.750%, 10/29/09                                            7,012,186
                                                                                ------------
                       TOTAL CONVERTIBLE BONDS
                       (Cost $305,497,191)                                       347,368,792
                                                                                ============
SYNTHETIC CONVERTIBLE SECURITIES (4.7%)
GOVERNMENT AGENCY SECURITIES (4.2%)
     4,200,000         Federal Home Loan Mortgage Corp.
                       4.625%, 02/21/08                                            4,167,253
     4,300,000         Federal National Mortgage Association(+)
                       4.625%, 01/15/08                                            4,268,068
                       United States Treasury Notes
     8,600,000         0.000%, 02/15/08                                            8,378,954
     6,000,000         0.000%, 07/31/06(+)                                         5,963,676
     6,000,000         0.000%, 05/15/06                                            6,000,942
                                                                                ------------
                       TOTAL GOVERNMENT AGENCY SECURITIES                         28,778,893
                                                                                ------------

               See accompanying Notes to Schedule of Investments

                                                                              65
                                   Schedule of Investments   ANNUAL REPORT

GLOBAL GROWTH AND INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

  NUMBER OF
  CONTRACTS                                                                        VALUE
--------------------------------------------------------------------------------------------
OPTIONS (0.5%)
                       CONSUMER DISCRETIONARY (0.1%)
            50         Garmin, Ltd.#
                       Call, 01/19/08, Strike $65.00                            $    100,000
            55         Lowe's Companies, Inc.#
                       Call, 01/19/08, Strike $70.00                                  43,725
           100         Office Depot, Inc.#
                       Call, 01/19/08, Strike $30.00                                 115,000
            75         Tiffany & Company#
                       Call, 01/19/08, Strike $40.00                                  41,250
                                                                                ------------
                                                                                     299,975
                                                                                ------------
                       CONSUMER STAPLES (0.0%)
           240         Kroger Company#
                       Call, 01/19/08, Strike $20.00                                  74,400
            90         PepsiCo, Inc.#
                       Call, 01/19/08, Strike $60.00                                  48,600
                                                                                ------------
                                                                                     123,000
                                                                                ------------
                       ENERGY (0.1%)
            35         Anadarko Petroleum Corp.#
                       Call, 01/19/08, Strike $95.00                                  77,000
            50         BJ Services Company#
                       Call, 01/19/08, Strike $40.00                                  25,500
            45         Devon Energy (Chevron) Corp.#
                       Call, 01/19/08, Strike $65.00                                  47,700
            40         Diamond Offshore Drilling, Inc.#
                       Call, 01/19/08, Strike $85.00                                  83,200
            35         Nabors Industries, Inc.#
                       Call, 01/19/08, Strike $75.00                                  47,775
            35         Petroleo Brasileiro, SA#
                       Call, 01/19/08, Strike $90.00                                  56,000
            30         Schlumberger, Ltd.#
                       Call, 01/19/08, Strike $130.00                                 67,650
            35         Sunoco, Inc.#
                       Call, 01/19/08, Strike $75.00                                  60,200
            85         Weatherford International, Ltd.#
                       Call, 01/19/08, Strike $45.00                                  84,150
                                                                                ------------
                                                                                     549,175
                                                                                ------------
                       FINANCIALS (0.1%)
            75         Aon Corp.#
                       Call, 01/19/08, Strike $35.00                                  78,750
           220         Charles Schwab Corp.#
                       Call, 01/19/08, Strike $15.00                                 101,200
            10         Chicago Mercantile Exchange Holdings, Inc.#
                       Call, 01/19/08, Strike $420.00                                107,400

               See accompanying Notes to Schedule of Investments

 66
      ANNUAL REPORT   Schedule of Investments

                                                   GLOBAL GROWTH AND INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

  NUMBER OF
  CONTRACTS                                                                        VALUE
--------------------------------------------------------------------------------------------
            50         CIT Group, Inc.#
                       Call, 01/19/08, Strike $50.00                            $     51,000
            95         E*TRADE FINANCIAL Corp.#
                       Call, 01/19/08, Strike $25.00                                  63,650
            30         Goldman Sachs Group, Inc.#
                       Call, 01/19/08, Strike $130.00                                124,500
            30         Legg Mason, Inc.#
                       Call, 01/20/07, Strike $120.00                                 51,000
            25         Lehman Brothers Holdings, Inc.#
                       Call, 01/19/08, Strike $125.00                                 88,875
            65         Merrill Lynch & Company, Inc.#
                       Call, 01/19/08, Strike $70.00                                 106,600
            50         Prudential Financial, Inc.#
                       Call, 01/19/08, Strike $75.00                                  57,500
            80         State Street Corp.#
                       Call, 01/19/08, Strike $60.00                                  70,400
                                                                                ------------
                                                                                     900,875
                                                                                ------------
                       HEALTH CARE (0.1%)
            70         Aetna, Inc.#
                       Call, 01/19/08, Strike $50.00                                  65,100
            30         Allergan, Inc.#
                       Call, 01/19/08, Strike $110.00                                 55,050
            90         AmerisourceBergen Corp.#
                       Call, 01/19/08, Strike $47.50                                  75,150
            35         Express Scripts, Inc.#
                       Call, 01/19/08, Strike $90.00                                  57,925
            75         Teva Pharmaceutical Industries, Ltd.#
                       Call, 01/19/08, Strike $45.00                                  40,125
                                                                                ------------
                                                                                     293,350
                                                                                ------------
                       INDUSTRIALS (0.0%)
            45         Burlington Northern Santa Fe Corp.#
                       Call, 01/19/08, Strike $80.00                                  72,450
                                                                                ------------
                       INFORMATION TECHNOLOGY (0.1%)
            70         Agilent Technologies, Inc.#
                       Call, 01/19/08, Strike $35.00                                  57,050
            30         Apple Computer, Inc.#
                       Call, 01/19/08, Strike $75.00                                  33,300
           175         Electronic Data Systems Corp.#
                       Call, 01/19/08, Strike $25.00                                  96,250
           115         Hewlett-Packard Company#
                       Call, 01/19/08, Strike $30.00                                  87,400
            70         Intuit, Inc.#
                       Call, 01/19/08, Strike $55.00                                  60,200
            50         Marvell Technology Group Ltd.#
                       Call, 01/19/08, Strike $65.00                                  49,000

               See accompanying Notes to Schedule of Investments

                                                                              67
                                   Schedule of Investments   ANNUAL REPORT

GLOBAL GROWTH AND INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

  NUMBER OF
  CONTRACTS                                                                        VALUE
--------------------------------------------------------------------------------------------
           115         Motorola, Inc.#
                       Call, 01/19/08, Strike $22.50                            $     52,900
            80         National Semiconductor Corp.#
                       Call, 01/19/08, Strike $25.00                                  61,600
            65         NVIDIA Corp.#
                       Call, 01/19/08, Strike $45.00                                 135,200
           120         Paychex, Inc.#
                       Call, 01/19/08, Strike $40.00                                  85,800
            40         Sandisk Corp.#
                       Call, 01/19/08, Strike $65.00                                  57,200
                                                                                ------------
                                                                                     775,900
                                                                                ------------
                       MATERIALS (0.0%)
           110         Goldcorp, Inc.#
                       Call, 01/19/08, Strike $27.50                                  84,920
           136         Harmony Gold Mining Company, Ltd.#
                       Call, 01/19/08, Strike $15.00                                  62,560
            40         Phelps Dodge Corp.#
                       Call, 01/19/08, Strike $72.50                                  76,000
                                                                                ------------
                                                                                     223,480
                                                                                ------------
                       UTILITIES (0.0%)
            80         America Movil S.A. de C.V.#
                       Call, 01/19/08, Strike $30.00                                  74,400
           100         American Tower Corp.#
                       Call, 01/19/08, Strike $27.50                                  69,500
            50         NII Holdings, Inc.#
                       Call, 01/19/08, Strike $45.00                                 105,000
                                                                                ------------
                                                                                     248,900
                                                                                ------------
                       TOTAL OPTIONS                                               3,487,105
                                                                                ------------
                       TOTAL SYNTHETIC CONVERTIBLE SECURITIES
                       (Cost $32,060,441)                                         32,265,998
                                                                                ============

  NUMBER OF
    SHARES                                                                         VALUE
--------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (4.2%)
                       ENERGY (0.4%)
        22,000         Valero Energy Corp.
                       2.000%                                                   $  2,620,750
                                                                                ------------

               See accompanying Notes to Schedule of Investments

 68
      ANNUAL REPORT   Schedule of Investments

                                                   GLOBAL GROWTH AND INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

  NUMBER OF
    SHARES                                                                         VALUE
--------------------------------------------------------------------------------------------
                       FINANCIALS (2.9%)
        95,000         E*TRADE FINANCIAL, Corp.
                       6.125%                                                   $  3,291,750
         5,300         Fortis, NV (Assurant)*
                       7.750%                                                      7,011,900
        88,500         Genworth Financial, Inc.
                       6.000%                                                      3,244,410
        25,000         Hartford Financial Services Group, Inc.
                       6.000%                                                      1,778,750
        75,000         MetLife, Inc.
                       6.375%                                                      2,012,250
            38 CHF     Swiss Re
                       6.000%                                                      2,806,847
                                                                                ------------
                                                                                  20,145,907
                                                                                ------------
                       INDUSTRIALS (0.9%)
     1,750,000 GBP     BAE Systems, PLC
                       7.750%                                                      6,185,888
                                                                                ------------
                       TOTAL CONVERTIBLE PREFERRED STOCKS
                       (Cost $23,261,288)                                         28,952,545
                                                                                ============
COMMON STOCKS (37.4%)
                       CONSUMER DISCRETIONARY (6.3%)
        37,000 DKK     Bang & Olufsen, AS                                          4,280,807
       320,000         Grupo Televisa, SA                                          6,368,000
        73,000 JPY     Honda Motor Company, Ltd.                                   4,505,723
       135,000 EUR     Industria de Diseno Textil, SA                              5,210,914
        77,000         International Game Technology                               2,711,940
        35,000         ITT Educational Services, Inc.#(+)                          2,241,750
       110,000 JPY     Makita Corp.                                                3,390,634
        98,500 GBP     Next, PLC                                                   2,815,107
        82,000 EUR     Publicis Group, SA                                          3,196,813
        74,500         Starbucks Corp.#                                            2,804,180
       103,000 CHF     Swatch Group, AG                                            3,582,764
       100,000 JPY     Yamaha Motor Corp.                                          2,473,003
                                                                                ------------
                                                                                  43,581,635
                                                                                ------------
                       CONSUMER STAPLES (4.2%)
       159,000 JPY     KAO Corp.                                                   4,183,452
         4,200 CHF     Lindt & Spruengli, AG                                       7,791,435
       108,000         PepsiCo, Inc.                                               6,241,320
       125,000 JPY     Seven & I Holdings Co., Ltd.                                4,949,023
     2,180,000 MXN     Wal-Mart de Mexico SA de CV                                 5,761,647
                                                                                ------------
                                                                                  28,926,877
                                                                                ------------

               See accompanying Notes to Schedule of Investments

                                                                              69
                                   Schedule of Investments   ANNUAL REPORT

GLOBAL GROWTH AND INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

  NUMBER OF
    SHARES                                                                         VALUE
--------------------------------------------------------------------------------------------
                       ENERGY (1.7%)
        21,000         Anadarko Petroleum Corp.                                 $  2,121,210
        40,000         Noble Energy, Inc.                                          1,756,800
        34,000         PetroChina Company, Ltd.(+)                                 3,568,300
       360,000 JPY     Teikoku Oil Co. Ltd.                                        4,389,125
                                                                                ------------
                                                                                  11,835,435
                                                                                ------------
                       FINANCIALS (6.1%)
       240,000 EUR     Anglo Irish Bank Corp., PLC                                 3,951,269
       160,000         Aon Corp.                                                   6,641,600
       190,000         Banco Itau Holding Financeira SA                            5,656,300
       675,000 JPY     Daiwa Securities Group Inc.                                 9,057,614
        65,000         Goldman Sachs Group, Inc.                                  10,202,400
        26,000         Legg Mason, Inc.                                            3,258,580
        77,500         Washington Mutual, Inc.                                     3,303,050
                                                                                ------------
                                                                                  42,070,813
                                                                                ------------
                       HEALTH CARE (2.7%)
       120,000 JPY     Astellas Pharma, Inc.                                       4,546,866
        82,000         Gilead Sciences, Inc.#                                      5,102,040
        18,300 CHF     Straumann Holding, AG                                       4,171,117
        85,000 JPY     Takeda Chemical Industries                                  4,835,203
                                                                                ------------
                                                                                  18,655,226
                                                                                ------------
                       INDUSTRIALS (3.7%)
       245,000 SEK     Alfa Laval AB                                               6,584,225
        24,000         Boeing Company                                              1,870,320
        45,000 JPY     FANUC, Ltd.                                                 4,325,323
       240,000 JPY     Komatsu, Ltd.                                               4,577,417
         7,000 CHF     Kuehne & Nagel International, AG                            2,267,427
       465,000 AUD     Leighton Holdings, Ltd.                                     5,898,657
                                                                                ------------
                                                                                  25,523,369
                                                                                ------------
                       INFORMATION TECHNOLOGY (9.7%)
       130,000 JPY     Canon, Inc.                                                 8,579,296
       170,000         Electronic Data Systems Corp.(+)                            4,561,100
       128,000 JPY     HOYA Corp.                                                  5,154,242
       130,000         Infosys Technologies, Ltd.                                 10,121,800
        98,266         Motorola, Inc.                                              2,251,274
        55,000 JPY     Nintendo Company, Ltd.                                      8,213,153
       800,000 EUR     Nokia Corp.                                                16,538,843
       135,000         Novell, Inc.#                                               1,036,800
        62,000         NVIDIA Corp.#(+)                                            3,550,120
       150,000         Satyam Computer Services, Ltd.                              6,564,000
                                                                                ------------
                                                                                  66,570,628
                                                                                ------------

               See accompanying Notes to Schedule of Investments

 70
      ANNUAL REPORT   Schedule of Investments

                                                   GLOBAL GROWTH AND INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

  NUMBER OF
    SHARES                                                                         VALUE
--------------------------------------------------------------------------------------------
                       MATERIALS (1.8%)
         7,700 CHF     Givaudan, SA                                             $  5,911,942
        85,000 GBP     Rio Tinto, PLC                                              4,359,672
       180,000 JPY     ZEON Corp.                                                  2,324,241
                                                                                ------------
                                                                                  12,595,855
                                                                                ------------
                       TELECOMMUNICATION SERVICES (1.2%)
       240,000         America Movil S.A. de C.V.                                  8,222,400
                                                                                ------------
                       TOTAL COMMON STOCKS
                       (Cost $216,273,055)                                       257,982,238
                                                                                ============
  PRINCIPAL
    AMOUNT                                                                         VALUE
--------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.7%)
$   18,345,000         Citigroup, Inc.
                       4.770%, 04/03/06
                       (Cost $18,340,139)                                       $ 18,340,139
                                                                                ------------
  NUMBER OF
    SHARES                                                                         VALUE
--------------------------------------------------------------------------------------------
INVESTMENT OF CASH COLLATERAL FOR SECURITIES
ON LOAN (4.3%)
    29,600,189         Bank of New York Institutional Cash Reserve Fund
                       current rate 4.841%
                       (Cost $29,600,189)                                       $ 29,600,189
                                                                                ------------
TOTAL INVESTMENTS (103.8%)
  (Cost $625,951,078)                                                            715,520,965
                                                                                ============
PAYABLE UPON RETURN OF SECURITIES LOANED (-4.3%)                                 (29,600,189)
OTHER ASSETS, LESS LIABILITIES (0.5%)                                              3,756,416
                                                                                ------------
NET ASSETS (100.0%)                                                             $689,677,192
                                                                                ============

NOTES TO SCHEDULE OF INVESTMENTS
-  Security is considered illiquid and may be difficult to sell.
* Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted or excepted from such registration requirements. At March 31, 2006, the market value of 144A securities that could not be exchanged to the registered form is $46,324,086 or 6.7% of net assets.
#  Non-income producing security.
(+) Security, or portion of security, is on loan.
+ Security is purchased at a price that takes into account the value, if any, of accrued but unpaid interest.
[ ] Security has been priced at a fair value following procedures approved by the Board of Trustees, and at March 31, 2006 involved the use of estimates and assumptions as determined by management personnel without the utilization of an independent third party pricing service.
++ Variable rate security. The interest rate shown is the rate in effect at March 31, 2006.

                 See accompanying Notes to Financial Statements

                                                                              71
                                   Schedule of Investments   ANNUAL REPORT

GLOBAL GROWTH AND INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

FOREIGN CURRENCY ABBREVIATIONS

AUD  Australian Dollar
CHF   Swiss Franc
DKK  Danish Krone
EUR  European Monetary Unit
GBP  British Pound Sterling
HKD  Hong Kong Dollar
JPY   Japanese Yen
MXN  Mexican Peso
SEK   Swedish Krona
SGD  Singapore Dollar
ZAR   South African Rand

Note: Market Value for Securities denominated in foreign currencies are shown in U.S. dollars. The principal amounts for such securities are shown in the respective foreign currency.

                 See accompanying Notes to Financial Statements

 72
      ANNUAL REPORT   Schedule of Investments

                                                   GLOBAL GROWTH AND INCOME FUND

 COUNTRY ALLOCATION

COUNTRY                                                       % OF PORTFOLIO
 United States                                                          34.2%
 Japan                                                                  19.4
 Switzerland                                                             6.9
 United Kingdom                                                          5.4
 Australia                                                               3.6
 India                                                                   3.2
 Mexico                                                                  3.1
 France                                                                  2.7
 Finland                                                                 2.5
 Hong Kong                                                               2.2
 Greece                                                                  1.9
 Taiwan                                                                  1.8
 Austria                                                                 1.5
 Netherlands                                                             1.5
 Spain                                                                   1.4
 South Africa                                                            1.1
 Germany                                                                 1.1
 Hungary                                                                 1.0
 Sweden                                                                  1.0
 Israel                                                                  1.0
 Brazil                                                                  0.9
 Netherlands Antilles                                                    0.7
 Denmark                                                                 0.6
 Ireland                                                                 0.5
 China                                                                   0.5
 Singapore                                                               0.3
 TOTALS:                                                               100.0%
---------------------------------------------------------------------------------

Country allocations are based on total investments (excluding short term investments and security lending collateral) and may vary over time.

                 See accompanying Notes to Financial Statements

                                                                              73
                                   Schedule of Investments   ANNUAL REPORT

GROWTH AND INCOME FUND

 SCHEDULE OF INVESTMENTS MARCH 31, 2006

  PRINCIPAL
    AMOUNT                                                                         VALUE
---------------------------------------------------------------------------------------------
CORPORATE BONDS (1.1%)
                       CONSUMER DISCRETIONARY (0.1%)
$    6,000,000         Hasbro, Inc.
                       6.600%, 07/15/28                                       $     5,779,368
                                                                              ---------------
                       CONSUMER STAPLES (0.2%)
    11,030,000         Smithfield Foods, Inc.
                       7.750%, 05/15/13                                            11,416,050
                                                                              ---------------
                       HEALTH CARE (0.4%)
    24,000,000         Tenet Healthcare Corp.*(+)
                       9.250%, 02/01/15                                            24,120,000
                                                                              ---------------
                       INDUSTRIALS (0.4%)
    28,000,000         Hutchison Whampoa, Ltd.*(+)
                       6.250%, 01/24/14                                            28,459,396
                                                                              ---------------
                       TOTAL CORPORATE BONDS
                       (Cost $68,768,667)                                          69,774,814
                                                                              ===============
CONVERTIBLE BONDS (45.3%)
                       CONSUMER DISCRETIONARY (5.1%)
    16,000,000         Aristocrat Leisure, Ltd.-[ ]
                       5.000%, 05/31/06                                            30,619,480
    20,000,000         Caesars Entertainment, Inc.(+)++
                       4.600%, 04/15/24                                            26,960,000
                       Carnival Corp.
    40,700,000         0.000%, 10/24/21(+)                                         32,254,750
     6,275,000         2.000%, 04/15/21                                             7,757,469
    43,000,000         International Game Technology
                       0.000%, 01/29/33                                            32,411,250
    13,400,000         Lamar Advertising Company(+)
                       2.875%, 12/31/10                                            15,560,750
   105,720,000         Liberty Media Corp. (Time Warner)
                       0.750%, 03/30/23                                           111,138,150
     9,930,000         Playboy Enterprises, Inc.*
                       3.000%, 03/15/25                                            10,041,713
 3,125,000,000 JPY     Sony Corp.
                       0.000%, 12/18/08                                            29,989,444
    21,300,000         Starwood Hotels & Resorts Worldwide, Inc.
                       3.500%, 05/16/23                                            29,021,250
                                                                              ---------------
                                                                                  325,754,256
                                                                              ---------------
                       ENERGY (4.7%)
     1,800,000         Diamond Offshore Drilling, Inc.(+)
                       1.500%, 04/15/31                                             3,316,500
    20,660,000         Grey Wolf, Inc.
                       3.750%, 05/07/23                                            25,850,825

               See accompanying Notes to Schedule of Investments

 74
      ANNUAL REPORT   Schedule of Investments

                                                          GROWTH AND INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

  PRINCIPAL
    AMOUNT                                                                         VALUE
---------------------------------------------------------------------------------------------
$   47,500,000         Halliburton Company
                       3.125%, 07/15/23                                       $    94,109,375
    24,235,000         Helix Energy Solutions Group, Inc.*
                       3.250%, 12/15/25                                            34,595,463
    50,000,000         Nabors Industries, Inc.(+)
                       0.000%, 06/15/23                                            57,312,500
                       Schlumberger, Ltd.
    30,000,000         2.125%, 06/01/23(+)                                         49,125,000
       200,000         1.500%, 06/01/23                                               353,000
    17,875,000         Veritas DGC, Inc.*++
                       4.160%, 03/15/24                                            35,515,837
                                                                              ---------------
                                                                                  300,178,500
                                                                              ---------------
                       FINANCIALS (8.6%)
    44,765,000         Bank of America Corp. (NASDAQ 100)
                       0.250%, 01/26/10                                            47,509,094
    22,350,000         BlackRock, Inc.*
                       2.625%, 02/15/35                                            31,709,063
    41,000,000         Deutsche Bank, LUX (USA Interactive)*(+)++
                       4.880%, 05/01/12                                            49,917,500
     1,000,000         Franklin Resources, Inc.
                       0.000%, 05/11/31                                               887,500
                       HCC Insurance Holdings, Inc.
    12,000,000         1.300%, 04/01/23                                            18,510,000
    10,000,000         2.000%, 09/01/21                                            16,425,000
    60,000,000         Host Marriott Corp.*
                       3.250%, 04/15/24                                            77,625,000
   134,000,000         Merrill Lynch & Company, Inc.(+)
                       0.000%, 03/13/32                                           154,984,400
 3,000,000,000 JPY     Mitsubishi UFJ Securities Co., Ltd.
                       0.250%, 09/30/14                                            30,900,928
    10,900,000         Selective Insurance Group, Inc.
                       1.615%, 09/24/32                                             7,575,500
    54,500,000         Travelers Property Casualty Corp.
                       4.500%, 04/15/32                                            52,298,200
    50,615,000         Wachovia Corp. (Halliburton, Nabors Industries,
                       Amerada Hess)
                       0.250%, 12/15/10                                            53,019,212
                                                                              ---------------
                                                                                  541,361,397
                                                                              ---------------
                       HEALTH CARE (7.5%)
    90,000,000         Amgen, Inc.*(+)
                       0.125%, 02/01/11                                            91,125,000
    26,300,000         Cephalon, Inc.(+)
                       0.000%, 06/15/33                                            30,540,875

               See accompanying Notes to Schedule of Investments

                                                                              75
                                   Schedule of Investments   ANNUAL REPORT

GROWTH AND INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

  PRINCIPAL
    AMOUNT                                                                         VALUE
---------------------------------------------------------------------------------------------
                       Cytyc Corp.
$   18,808,000         2.250%, 03/15/24*                                      $    20,759,330
     9,692,000         2.250%, 03/15/24(+)                                         10,697,545
    40,000,000         Emdeon Corp.
                       1.750%, 06/15/23                                            36,700,000
     1,350,000         Genzyme Corp.(+)
                       1.250%, 12/01/23                                             1,473,188
    22,850,000         Greatbatch, Inc.
                       2.250%, 06/15/13                                            19,365,375
    29,950,000         Henry Schein, Inc.(+)
                       3.000%, 08/15/34                                            35,677,937
    78,800,000         Medtronic, Inc.
                       1.250%, 09/15/21                                            78,504,500
    29,000,000         Omnicare, Inc.
                       3.250%, 12/15/35                                            27,948,750
                       Teva Pharmaceutical Industries, Ltd.(+)
    34,000,000         0.250%, 02/01/24                                            41,182,500
    20,500,000         0.500%, 02/01/24                                            23,651,875
    45,000,000         Thoratec Corp.(+)
                       1.380%, 05/16/34                                            30,262,500
    26,100,000         Wyeth++
                       4.239%, 01/15/24                                            27,924,390
                                                                              ---------------
                                                                                  475,813,765
                                                                              ---------------
                       INDUSTRIALS (5.0%)
    37,750,000         Armor Holdings, Inc.(+)
                       2.000%, 11/01/24                                            45,960,625
    31,900,000         CSX Corp.
                       0.000%, 10/30/21                                            34,531,750
    27,700,000         FTI Consulting, Inc.*(+)
                       3.750%, 07/15/12                                            31,924,250
    72,000,000         L-3 Communications Holdings*
                       3.000%, 08/01/35                                            74,340,000
    48,550,000         Lockheed Martin Corp.(+)++
                       4.499%, 08/15/33                                            56,419,955
    49,000,000         Roper Industries, Inc.
                       1.481%, 01/15/34                                            31,298,750
    19,500,000 EUR     Siemens, AG
                       1.375%, 06/04/10                                            32,841,171

               See accompanying Notes to Schedule of Investments

 76
      ANNUAL REPORT   Schedule of Investments

                                                          GROWTH AND INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

  PRINCIPAL
    AMOUNT                                                                         VALUE
---------------------------------------------------------------------------------------------
$    3,970,000         United Industrial Corp.*(+)
                       3.750%, 09/15/24                                       $     6,615,012
                                                                              ---------------
                                                                                  313,931,513
                                                                              ---------------
                       INFORMATION TECHNOLOGY (8.8%)
    26,000,000         ADC Telecommunications, Inc.(+)
                       1.000%, 06/15/08                                            28,210,000
                       BearingPoint, Inc.*
    18,000,000         2.500%, 12/15/24                                            17,617,500
     5,000,000         2.750%, 12/15/24(+)                                          4,956,250
    41,000,000         CommScope, Inc.(+)
                       1.000%, 03/15/24                                            56,272,500
    15,000,000         CSG Systems International, Inc.*
                       2.500%, 06/15/24                                            14,981,250
    23,200,000         DST Systems, Inc.
                       4.125%, 08/15/23                                            29,870,000
    25,000,000         Electronics For Imaging, Inc.
                       1.500%, 06/01/23                                            29,000,000
                       Euronet Worldwide, Inc.*
    27,000,000         1.625%, 12/15/24                                            33,277,500
     9,925,000         3.500%, 10/15/25                                            11,736,312
     1,350,000         Fair Isaac Corp.(+)
                       1.500%, 08/15/23                                             1,424,250
    10,373,000         Harris Corp.
                       3.500%, 08/15/22                                            21,899,996
    20,000,000         Informatica Corp.*(+)
                       3.000%, 03/15/26                                            21,175,000
    12,000,000         LSI Logic Corp.
                       4.000%, 05/15/10                                            13,440,000
     7,450,000         M-Systems Flash Disk Pioneers, Ltd.*
                       1.000%, 03/15/35                                             8,092,563
    17,000,000         Mentor Graphics Corp.*
                       6.250%, 03/01/26                                            17,212,500
    36,470,000         Novell, Inc.(+)
                       0.500%, 07/15/24                                            33,643,575
    35,000,000         ON Semiconductor Corp.(+)
                       0.000%, 04/15/24                                            31,850,000
    24,000,000         Openwave Systems, Inc.
                       2.750%, 09/09/08                                            30,960,000
                       Powerwave Technologies, Inc.
    17,500,000         1.875%, 11/15/24(+)                                         23,471,875
     4,493,000         1.250%, 07/15/08                                             6,076,783

               See accompanying Notes to Schedule of Investments

                                                                              77
                                   Schedule of Investments   ANNUAL REPORT

GROWTH AND INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

  PRINCIPAL
    AMOUNT                                                                         VALUE
---------------------------------------------------------------------------------------------
$   26,000,000         Red Hat, Inc.(+)
                       0.500%, 01/15/24                                       $    31,395,000
    28,000,000         RF Micro Devices, Inc.(+)
                       1.500%, 07/01/10                                            34,755,000
    54,500,000         Sybase, Inc.*
                       1.750%, 02/22/25                                            54,840,625
                                                                              ---------------
                                                                                  556,158,479
                                                                              ---------------
                       MATERIALS (2.3%)
    40,250,000         Anglo American, PLC
                       3.375%, 04/17/07                                            67,626,334
    15,000,000         Freeport-McMoRan Copper & Gold, Inc.
                       7.000%, 02/11/11                                            29,962,500
   160,000,000 ZAR     Harmony Gold Mining Company, Ltd.
                       4.875%, 05/21/09                                            27,955,290
    15,000,000         Inco, Ltd.(+)
                       0.000%, 03/29/21                                            19,912,500
                                                                              ---------------
                                                                                  145,456,624
                                                                              ---------------
                       TELECOMMUNICATION SERVICES (2.9%)
    19,450,000         Nextel Partners, Inc.
                       1.500%, 11/15/08                                            43,033,125
    63,500,000         NII Holdings, Inc.*
                       2.750%, 08/15/25                                            84,693,125
    23,000,000         Qwest Communications International Inc.(+)
                       3.500%, 11/15/25                                            30,676,250
    22,490,000         Time Warner Telecom Inc.(+)
                       2.375%, 04/01/26                                            25,891,612
                                                                              ---------------
                                                                                  184,294,112
                                                                              ---------------
                       UTILITIES (0.4%)
    12,000,000 GBP     Scottish & Southern Energy
                       3.750%, 10/29/09                                            27,143,945
                                                                              ---------------
                       TOTAL CONVERTIBLE BONDS
                       (Cost $2,529,124,199)                                    2,870,092,591
                                                                              ===============
SYNTHETIC CONVERTIBLE SECURITIES (9.3%)
GOVERNMENT AGENCY SECURITIES (8.0%)
                       CONSUMER DISCRETIONARY (8.0%)
    44,000,000         Federal Home Loan Mortgage Corp.(+)
                       4.625%, 02/21/08                                            43,656,932
    45,000,000         Federal National Mortgage Association(+)
                       4.625%, 01/15/08                                            44,665,830

               See accompanying Notes to Schedule of Investments

 78
      ANNUAL REPORT   Schedule of Investments

                                                          GROWTH AND INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

  PRINCIPAL
    AMOUNT                                                                         VALUE
---------------------------------------------------------------------------------------------
                       United States Treasury Notes(+)
$  307,000,000         3.375%, 02/15/08                                       $   299,109,179
    60,000,000         4.625%, 05/15/06                                            60,009,420
    60,000,000         2.750%, 07/31/06                                            59,636,760
                                                                              ---------------
                       TOTAL GOVERNMENT AGENCY SECURITIES                         507,078,121
                                                                              ---------------

  NUMBER OF
  CONTRACTS                                                                        VALUE
---------------------------------------------------------------------------------------------
OPTIONS (1.3%)
                       CONSUMER DISCRETIONARY (0.1%)
         1,100         Garmin, Ltd.#
                       Call, 01/19/08, Strike $65.00                          $     2,200,000
         1,255         Lowe's Companies, Inc.#
                       Call, 01/19/08, Strike $70.00                                  997,725
         2,140         Office Depot, Inc.#
                       Call, 01/19/08, Strike $30.00                                2,461,000
         1,750         Tiffany & Company#
                       Call, 01/19/08, Strike $40.00                                  962,500
                                                                              ---------------
                                                                                    6,621,225
                                                                              ---------------
                       CONSUMER STAPLES (0.1%)
         5,200         Kroger Company#
                       Call, 01/19/08, Strike $20.00                                1,612,000
         2,100         PepsiCo, Inc.#
                       Call, 01/19/08, Strike $60.00                                1,134,000
                                                                              ---------------
                                                                                    2,746,000
                                                                              ---------------
                       ENERGY (0.2%)
           785         Anadarko Petroleum Corp.#
                       Call, 01/19/08, Strike $95.00                                1,727,000
         1,085         BJ Services Company#
                       Call, 01/19/08, Strike $40.00                                  553,350
         1,020         Devon Energy (Chevron) Corp.#
                       Call, 01/19/08, Strike $65.00                                1,081,200
           850         Diamond Offshore Drilling, Inc.#
                       Call, 01/19/08, Strike $85.00                                1,768,000
           850         Nabors Industries Ltd.#
                       Call, 01/19/08, Strike $75.00                                1,160,250
           750         Petroleo Brasileiro, SA#
                       Call, 01/19/08, Strike $90.00                                1,200,000
           650         Schlumberger, Ltd.#
                       Call, 01/19/08, Strike $130.00                               1,465,750
           785         Sunoco, Inc.#
                       Call, 01/19/08, Strike $75.00                                1,350,200

               See accompanying Notes to Schedule of Investments

                                                                              79
                                   Schedule of Investments   ANNUAL REPORT

GROWTH AND INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

  NUMBER OF
  CONTRACTS                                                                        VALUE
---------------------------------------------------------------------------------------------
         1,775         Weatherford International, Ltd.#
                       Call, 01/19/08, Strike $45.00                          $     1,757,250
                                                                              ---------------
                                                                                   12,063,000
                                                                              ---------------
                       FINANCIALS (0.3%)
         2,000         Aon Corp.#
                       Call, 01/19/08, Strike $35.00                                2,100,000
         5,000         Charles Schwab Corp.#
                       Call, 01/19/08, Strike $15.00                                2,300,000
           180         Chicago Mercantile Exchange Holdings, Inc.#
                       Call, 01/19/08, Strike $420.00                               1,933,200
         1,400         CIT Group, Inc.#
                       Call, 01/19/08, Strike $50.00                                1,428,000
         2,170         E*TRADE FINANCIAL Corp.#
                       Call, 01/19/08, Strike $25.00                                1,453,900
           650         Goldman Sachs Group, Inc.#
                       Call, 01/19/08, Strike $130.00                               2,697,500
           740         Legg Mason, Inc.#
                       Call, 01/20/07, Strike $120.00                               1,258,000
           610         Lehman Brothers Holdings, Inc.#
                       Call, 01/19/08, Strike $125.00                               2,168,550
         1,500         Merrill Lynch & Company, Inc.#
                       Call, 01/19/08, Strike $70.00                                2,460,000
         1,110         Prudential Financial, Inc.#
                       Call, 01/19/08, Strike $75.00                                1,276,500
         1,900         State Street Corp.#
                       Call, 01/19/08, Strike $60.00                                1,672,000
                                                                              ---------------
                                                                                   20,747,650
                                                                              ---------------
                       HEALTH CARE (0.1%)
         1,650         Aetna, Inc.#
                       Call, 01/19/08, Strike $50.00                                1,534,500
           725         Allergan, Inc.#
                       Call, 01/19/08, Strike $110.00                               1,330,375
         1,950         AmerisourceBergen Corp.#
                       Call, 01/19/08, Strike $47.50                                1,628,250
           800         Express Scripts, Inc.#
                       Call, 01/19/08, Strike $90.00                                1,324,000
         1,750         Teva Pharmaceutical Industries, Ltd.#
                       Call, 01/19/08, Strike $45.00                                  936,250
                                                                              ---------------
                                                                                    6,753,375
                                                                              ---------------
                       INDUSTRIALS (0.0%)
         1,050         Burlington Northern Santa Fe Corp.#
                       Call, 01/19/08, Strike $80.00                                1,690,500
                                                                              ---------------

               See accompanying Notes to Schedule of Investments

 80
      ANNUAL REPORT   Schedule of Investments

                                                          GROWTH AND INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

  NUMBER OF
  CONTRACTS                                                                        VALUE
---------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (0.3%)
         1,850         Agilent Technologies, Inc.#
                       Call, 01/19/08, Strike $35.00                          $     1,507,750
           700         Apple Computer, Inc.#
                       Call, 01/19/08, Strike $75.00                                  777,000
         4,100         Electronic Data Systems Corp.#
                       Call, 01/19/08, Strike $25.00                                2,255,000
         2,750         Hewlett-Packard Company#
                       Call, 01/19/08, Strike $30.00                                2,090,000
         1,630         Intuit, Inc.#
                       Call, 01/19/08, Strike $55.00                                1,401,800
         1,040         Marvell Technology Group Ltd.#
                       Call, 01/19/08, Strike $65.00                                1,019,200
         2,700         Motorola, Inc.#
                       Call, 01/19/08, Strike $22.50                                1,242,000
         1,900         National Semiconductor Corp.#
                       Call, 01/19/08, Strike $25.00                                1,463,000
         1,360         NVIDIA Corp.#
                       Call, 01/19/08, Strike $45.00                                2,828,800
         2,580         Paychex, Inc.#
                       Call, 01/19/08, Strike $40.00                                1,844,700
           800         Sandisk Corp.#
                       Call, 01/19/08, Strike $65.00                                1,144,000
                                                                              ---------------
                                                                                   17,573,250
                                                                              ---------------
                       MATERIALS (0.1%)
         2,200         Goldcorp, Inc.#
                       Call, 01/19/08, Strike $27.50                                1,698,400
         2,928         Harmony Gold Mining Company, Ltd.#
                       Call, 01/19/08, Strike $15.00                                1,346,880
           900         Phelps Dodge Corp.#
                       Call, 01/19/08, Strike $72.50                                1,710,000
                                                                              ---------------
                                                                                    4,755,280
                                                                              ---------------
                       UTILITIES (0.1%)
         1,870         America Movil S.A. de C.V.#
                       Call, 01/19/08, Strike $30.00                                1,739,100
         2,400         American Tower Corp.#
                       Call, 01/19/08, Strike $27.50                                1,668,000

               See accompanying Notes to Schedule of Investments

                                                                              81
                                   Schedule of Investments   ANNUAL REPORT

GROWTH AND INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

  NUMBER OF
  CONTRACTS                                                                        VALUE
---------------------------------------------------------------------------------------------
         1,100         NII Holdings, Inc.#
                       Call, 01/19/08, Strike $45.00                          $     2,310,000
                                                                              ---------------
                                                                                    5,717,100
                                                                              ---------------
                       TOTAL OPTIONS                                               78,667,380
                                                                              ---------------
                       TOTAL SYNTHETIC CONVERTIBLE SECURITIES
                       (Cost $580,101,489)                                        585,745,501
                                                                              ===============

  NUMBER OF
    SHARES                                                                         VALUE
---------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (7.4%)
                       ENERGY (3.0%)
       280,000         Amerada Hess Corp.
                       7.000%                                                 $    33,503,400
       200,000         Chesapeake Energy Corp.*
                       5.000%                                                      27,375,000
     1,100,000         Valero Energy Corp.
                       2.000%                                                     131,037,500
                                                                              ---------------
                                                                                  191,915,900
                                                                              ---------------
                       FINANCIALS (3.9%)
     1,400,000         E*TRADE FINANCIAL, Corp.
                       6.125%                                                      48,510,000
        22,360         Fortis, NV (Assurant)*
                       7.750%                                                      29,582,280
       760,000         Genworth Financial, Inc.
                       6.000%                                                      27,861,600
                       Hartford Financial Services Group, Inc.
       460,000         6.000%                                                      32,729,000
       300,000         7.000%                                                      21,615,000
       975,000         MetLife, Inc.
                       6.375%                                                      26,159,250
       490,750         Morgan Stanley (Nuveen Investments)
                       5.875%                                                      21,593,000
       666,000         Washington Mutual, Inc.
                       5.375%                                                      35,977,320
                                                                              ---------------
                                                                                  244,027,450
                                                                              ---------------
                       INDUSTRIALS (0.5%)
     9,000,000 GBP     BAE Systems, PLC
                       7.750%                                                      31,813,140
                                                                              ---------------
                       TOTAL CONVERTIBLE PREFERRED STOCKS
                       (Cost $306,135,181)                                        467,756,490
                                                                              ===============

               See accompanying Notes to Schedule of Investments

 82
      ANNUAL REPORT   Schedule of Investments

                                                          GROWTH AND INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

  NUMBER OF
    SHARES                                                                         VALUE
---------------------------------------------------------------------------------------------
COMMON STOCKS (34.5%)
                       CONSUMER DISCRETIONARY (4.9%)
     1,060,000         Harley-Davidson, Inc.(+)                               $    54,992,800
     1,300,000         Home Depot, Inc.(+)                                         54,990,000
       975,000         International Game Technology(+)                            34,339,500
       435,000         ITT Educational Services, Inc.#(+)                          27,861,750
       900,000         Office Depot, Inc.#(+)                                      33,516,000
     1,775,000         Starbucks Corp.#(+)                                         66,811,000
       980,000         Tiffany & Company                                           36,789,200
                                                                              ---------------
                                                                                  309,300,250
                                                                              ---------------
                       CONSUMER STAPLES (1.3%)
     1,375,000         PepsiCo, Inc.                                               79,461,250
                                                                              ---------------
                       ENERGY (1.5%)
       345,000         Anadarko Petroleum Corp.                                    34,848,450
     1,400,000         Noble Energy, Inc.(+)                                       61,488,000
                                                                              ---------------
                                                                                   96,336,450
                                                                              ---------------
                       FINANCIALS (5.9%)
     1,550,000         Aon Corp.(+)                                                64,340,500
       145,000         BlackRock, Inc.(+)                                          20,300,000
       685,000         Goldman Sachs Group, Inc.                                  107,517,600
       470,000         Legg Mason, Inc.(+)                                         58,905,100
       693,840         Prudential Financial, Inc.(+)                               52,600,010
     1,650,169         Washington Mutual, Inc.(+)                                  70,330,203
                                                                              ---------------
                                                                                  373,993,413
                                                                              ---------------
                       HEALTH CARE (5.4%)
        17,909         Community Health Systems, Inc.#                                647,411
       650,000         Forest Laboratories, Inc.#                                  29,009,500
     1,050,000         Gilead Sciences, Inc.#                                      65,331,000
     3,700,000         King Pharmaceuticals, Inc.#                                 63,825,000
       875,000         McKesson Corp.(+)                                           45,613,750
       900,000         Thermo Electron, Corp.#(+)                                  33,381,000
     1,870,000         UnitedHealth Group, Inc.                                   104,458,200
                                                                              ---------------
                                                                                  342,265,861
                                                                              ---------------
                       INDUSTRIALS (4.3%)
       835,000         Boeing Company                                              65,071,550
     1,500,000         Burlington Northern Santa Fe Corp.                         124,995,000
       527,000         L-3 Communications Holdings                                 45,211,330
       850,000         Raytheon Company(+)                                         38,964,000
                                                                              ---------------
                                                                                  274,241,880
                                                                              ---------------

               See accompanying Notes to Schedule of Investments

                                                                              83
                                   Schedule of Investments   ANNUAL REPORT

GROWTH AND INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

  NUMBER OF
    SHARES                                                                         VALUE
---------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (10.5%)
     1,497,005         Advanced Micro Devices, Inc. #(+)                      $    49,640,686
     1,750,000         Cadence Design Systems, Inc.#                               32,357,500
       550,000         Checkpoint Systems, Inc.#(+)                                14,784,000
     2,300,000         Electronic Data Systems Corp.(+)                            61,709,000
     1,000,000         Fair Isaac Corp.                                            39,620,000
     1,350,000         Infosys Technologies, Ltd.(+)                              105,111,000
     1,450,000         LSI Logic Corp.#(+)                                         16,762,000
     2,276,000         Microsoft Corp.                                             61,929,960
     1,517,355         Motorola, Inc.                                              34,762,603
     4,500,000 EUR     Nokia Corp.                                                 93,030,991
     2,000,000         Novell, Inc.#(+)                                            15,360,000
     1,700,000         NVIDIA Corp.#(+)                                            97,342,000
     2,800,000         Tellabs, Inc.#                                              44,520,000
                                                                              ---------------
                                                                                  666,929,740
                                                                              ---------------
                       MATERIALS (0.7%)
       385,000         Martin Marietta Materials, Inc.                             41,206,550
                                                                              ---------------
                       TOTAL COMMON STOCKS
                       (Cost $1,671,149,543)                                    2,183,735,394
                                                                              ===============

  PRINCIPAL
    AMOUNT                                                                         VALUE
---------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.7%)
                       Citigroup, Inc.
$   24,795,000         4.770%, 04/03/06                                       $    24,788,429
                       UBS Finance, Inc.
    85,000,000         4.770%, 04/03/06                                            84,977,475
                                                                              ---------------
                       TOTAL SHORT-TERM INVESTMENTS
                       (Cost $109,765,904)                                        109,765,904
                                                                              ===============

  NUMBER OF
    SHARES                                                                         VALUE
---------------------------------------------------------------------------------------------
INVESTMENT OF CASH COLLATERAL FOR SECURITIES
ON LOAN (17.2%)
 1,089,215,116         Bank of New York Institutional Cash Reserve Fund
                       current rate 4.841%
                       (Cost $1,089,215,116)                                  $ 1,089,215,116
                                                                              ---------------
TOTAL INVESTMENTS (116.5%)
(Cost $6,354,260,099)                                                           7,376,085,810
                                                                              ===============
PAYABLE UPON RETURN OF SECURITIES LOANED (-17.2%)                              (1,089,215,116)
                                                                              ---------------
OTHER ASSETS, LESS LIABILITIES (0.7%)                                              47,019,688
                                                                              ---------------
NET ASSETS (100.0%)                                                           $ 6,333,890,382
                                                                              ===============

               See accompanying Notes to Schedule of Investments

 84
      ANNUAL REPORT   Schedule of Investments

                                                          GROWTH AND INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

NOTES TO SCHEDULE OF INVESTMENTS
-  Security is considered illiquid and may be difficult to sell.
(+) Security, or portion of security, is on loan.
* Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted or excepted from such registration requirements. At March 31, 2006, the market value of 144A securities that could not be exchanged to the registered form is $481,999,388 or 7.6% of net assets.
++ Variable rate security. The interest rate shown is the rate in effect at March 31, 2006.
#  Non-income producing security.
[ ] Security has been priced at a fair value following procedures approved by the Board of Trustees, and at March 31, 2006 involved the use of estimates and assumptions as determined by management personnel without the utilization of an independent third party pricing service.

FOREIGN CURRENCY ABBREVIATIONS

EUR  European Monetary Unit
GBP  British Pound Sterling
JPY   Japanese Yen
ZAR   South African Rand

Note: Market Value for Securities denominated in foreign currencies are shown in U.S. dollars. The principal amounts for such securities are shown in the respective foreign currency.

                 See accompanying Notes to Financial Statements

                                                                              85
                                   Schedule of Investments   ANNUAL REPORT

HIGH YIELD FUND

 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 PRINCIPAL
  AMOUNT                                                                          VALUE
-------------------------------------------------------------------------------------------
CORPORATE BONDS (57.6%)
                    CONSUMER DISCRETIONARY (17.7%)
$1,903,000          Aztar Corp.(+)
                    7.875%, 06/15/14                                           $  2,069,513
   301,000          DIRECTV Financing Company, Inc.
                    8.375%, 03/15/13                                                322,823
                    EchoStar DBS Corp.
 2,088,000          7.125%, 02/01/16*                                             2,064,510
    93,000          6.625%, 10/01/14                                                 90,326
 1,392,000 GBP      EMI Group, PLC
                    9.750%, 05/20/08                                              2,608,080
                    Ford Motor Company
 2,135,000          7.875%, 06/15/10                                              2,003,228
 1,392,000          7.450%, 07/16/31(+)                                           1,040,520
   951,000          8.625%, 11/01/10(+)                                             911,949
 3,341,000          GameStop Corp.*(+)
                    8.000%, 10/01/12                                              3,332,647
   186,000          General Motors Corp.
                    7.125%, 07/15/13                                                139,500
                    Goodyear Tire & Rubber Company
 1,392,000          7.857%, 08/15/11                                              1,367,640
 1,392,000          7.000%, 03/15/28                                              1,172,760
   464,000          Houghton Mifflin Company
                    9.875%, 02/01/13                                                501,120
   812,000          Hovnanian Enterprises, Inc.(+)
                    7.750%, 05/15/13                                                799,820
   928,000          IMAX Corp.
                    9.625%, 12/01/10                                                988,320
 1,903,000          Intrawest Corp.
                    7.500%, 10/15/13                                              1,938,681
 1,439,000          Jarden Corp.
                    9.750%, 05/01/12                                              1,492,963
 1,392,000          Landry's Restaurants, Inc.
                    7.500%, 12/15/14                                              1,350,240
 1,856,000          Mandalay Resort Group(+)
                    7.625%, 07/15/13                                              1,925,600
 1,856,000          NCL Holding, ASA
                    10.625%, 07/15/14                                             1,930,240
 2,413,000          Oxford Industries, Inc.
                    8.875%, 06/01/11                                              2,497,455
   278,000          Phillips-Van Heusen Corp.
                    8.125%, 05/01/13                                                296,070
 1,392,000          Pinnacle Entertainment, Inc.(+)
                    8.750%, 10/01/13                                              1,506,840
   139,000          RH Donnelley Financial Corp.*
                    10.875%, 12/15/12                                               154,811

               See accompanying Notes to Schedule of Investments

 86
      ANNUAL REPORT   Schedule of Investments

                                                                 HIGH YIELD FUND

 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 PRINCIPAL
  AMOUNT                                                                          VALUE
-------------------------------------------------------------------------------------------
$  928,000 CAD      Rogers Communications, Inc.
                    7.250%, 12/15/11                                           $    844,549
   928,000 CAD      Rogers Wireless Inc.
                    7.625%, 12/15/11                                                860,179
 1,160,000          Russell Corp.
                    9.250%, 05/01/10                                              1,209,300
 1,114,000          Vail Resorts, Inc.
                    6.750%, 02/15/14                                              1,105,645
 2,088,000          Warnaco Group, Inc.
                    8.875%, 06/15/13                                              2,228,940
                    Warner Music Group
 1,392,000          7.375%, 04/15/14                                              1,385,040
   928,000 GBP      8.125%, 04/15/14                                              1,676,807
                    WCI Communities, Inc.(+)
 1,856,000          6.625%, 03/15/15                                              1,651,840
   835,000          7.875%, 10/01/13                                                803,688
    93,000          William Lyon Homes, Inc.
                    10.750%, 04/01/13                                                94,163
    93,000          Wynn Las Vegas, LLC(+)
                    6.625%, 12/01/14                                                 90,791
                                                                               ------------
                                                                                 44,456,598
                                                                               ------------
                    CONSUMER STAPLES (5.1%)
 1,856,000          Central Garden & Pet Company
                    9.125%, 02/01/13                                              1,958,080
 1,021,000          Chattem, Inc.
                    7.000%, 03/01/14                                              1,024,829
                    Dole Food Company, Inc.
   928,000          7.250%, 06/15/10                                                879,280
   463,000          8.875%, 03/15/11                                                460,685
   650,000          NBTY, Inc.*
                    7.125%, 10/01/15                                                617,500
   835,000          Playtex Products, Inc.
                    8.000%, 03/01/11                                                887,187
 2,088,000          R.J. Reynolds Tobacco Holdings, Inc.
                    7.300%, 07/15/15                                              2,155,860
   928,000          Revlon, Inc.
                    9.500%, 04/01/11                                                890,880
 2,320,000          Smithfield Foods, Inc.
                    7.750%, 05/15/13                                              2,401,200
 1,462,000          WH Intermediate Holdings, Ltd.
                    9.500%, 04/01/11                                              1,586,270
                                                                               ------------
                                                                                 12,861,771
                                                                               ------------

               See accompanying Notes to Schedule of Investments

                                                                              87
                                   Schedule of Investments   ANNUAL REPORT

HIGH YIELD FUND

 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 PRINCIPAL
  AMOUNT                                                                          VALUE
-------------------------------------------------------------------------------------------
                    ENERGY (7.8%)
$3,248,000          Arch Western Finance, LLC
                    6.750%, 07/01/13                                           $  3,239,880
   928,000          Chesapeake Energy Corp.
                    6.875%, 01/15/16                                                939,600
 1,392,000          Comstock Resources, Inc.
                    6.875%, 03/01/12                                              1,378,080
   139,000          Energy Partners, Ltd.
                    8.750%, 08/01/10                                                142,823
 1,392,000          Giant Industries, Inc.
                    8.000%, 05/15/14                                              1,444,200
 3,156,000          KCS Energy, Inc.
                    7.125%, 04/01/12                                              3,148,110
 2,854,000          Paramount Resources, Ltd.
                    8.500%, 01/31/13                                              2,975,295
 2,506,000          Petroleo Brasileiro, SA(+)
                    8.375%, 12/10/18                                              2,850,575
 1,392,000          Swift Energy Company
                    9.375%, 05/01/12                                              1,492,920
 1,856,000          Williams Companies, Inc.
                    7.750%, 06/15/31                                              1,976,640
                                                                               ------------
                                                                                 19,588,123
                                                                               ------------
                    FINANCIALS (3.2%)
                    E*TRADE FINANCIAL, Corp.
 1,940,000          7.375%, 09/15/13                                              1,988,500
 1,207,000          7.875%, 12/01/15(+)                                           1,279,420
   928,000          Host Marriott Corp.(+)
                    7.125%, 11/01/13                                                948,880
 2,320,000          Leucadia National Corp.
                    7.000%, 08/15/13                                              2,337,400
   325,000          Omega Healthcare Investors, Inc.
                    7.000%, 04/01/14                                                329,875
 1,237,000          Senior Housing Properties Trust
                    7.875%, 04/15/15                                              1,298,850
                                                                               ------------
                                                                                  8,182,925
                                                                               ------------
                    HEALTH CARE (5.8%)
 1,578,000          Ameripath, Inc.
                    10.500%, 04/01/13                                             1,672,680
 3,248,000          Angiotech Pharmaceuticals, Inc.*
                    7.750%, 04/01/14                                              3,296,720
 1,169,000          Bausch & Lomb, Inc.
                    7.125%, 08/01/28                                              1,173,384
 2,320,000          Bio-Rad Laboratories, Inc.
                    7.500%, 08/15/13                                              2,407,000

               See accompanying Notes to Schedule of Investments

 88
      ANNUAL REPORT   Schedule of Investments

                                                                 HIGH YIELD FUND

 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 PRINCIPAL
  AMOUNT                                                                          VALUE
-------------------------------------------------------------------------------------------
$  139,000          DaVita, Inc.(+)
                    7.250%, 03/15/15                                           $    140,390
    93,000          Omnicare, Inc.(+)
                    6.875%, 12/15/15                                                 93,232
 2,784,000          Psychiatric Solutions, Inc.(+)
                    7.750%, 07/15/15                                              2,846,640
 1,578,000          Tenet Healthcare Corp.*
                    9.250%, 02/01/15                                              1,585,890
 1,392,000          Vanguard Health Systems, Inc.(+)
                    9.000%, 10/01/14                                              1,430,280
                                                                               ------------
                                                                                 14,646,216
                                                                               ------------
                    INDUSTRIALS (8.7%)
 1,439,000          Accuride Corp.
                    8.500%, 02/01/15                                              1,433,604
   928,000          AMR Corp.(+)
                    7.250%, 02/05/09                                                931,480
 1,392,000          Armor Holdings, Inc.(+)
                    8.250%, 08/15/13                                              1,499,880
 2,320,000          Columbus McKinnon Corp.
                    8.875%, 11/01/13                                              2,447,600
 1,995,000          Commercial Vehicle Group, Inc.
                    8.000%, 07/01/13                                              2,004,975
   928,000          Gardner Denver, Inc.
                    8.000%, 05/01/13                                                979,040
 1,801,000          General Cable Corp.
                    9.500%, 11/15/10                                              1,954,085
 1,624,000          Greenbrier Companies, Inc.
                    8.375%, 05/15/15                                              1,709,260
   139,000          Hexcel Corp.
                    6.750%, 02/01/15                                                138,305
   928,000          JLG Industries, Inc.
                    8.250%, 05/01/08                                                976,720
 1,856,000          Mobile Mini, Inc.
                    9.500%, 07/01/13                                              2,041,600
   557,000          Monitronics International, Inc.(+)
                    11.750%, 09/01/10                                               561,177
 1,606,000          Terex Corp.
                    7.375%, 01/15/14                                              1,654,180
 3,364,000          Wesco Distribution, Inc.*(+)
                    7.500%, 10/15/17                                              3,431,280
                                                                               ------------
                                                                                 21,763,186
                                                                               ------------

               See accompanying Notes to Schedule of Investments

                                                                              89
                                   Schedule of Investments   ANNUAL REPORT

HIGH YIELD FUND

 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 PRINCIPAL
  AMOUNT                                                                          VALUE
-------------------------------------------------------------------------------------------
                    INFORMATION TECHNOLOGY (3.1%)
$1,208,000          Advanced Micro Devices, Inc.
                    7.750%, 11/01/12                                           $  1,269,910
    93,000          Avago Technologies*(+)
                    11.875%, 12/01/15                                               101,370
 1,856,000          Celestica, Inc.(+)
                    7.625%, 07/01/13                                              1,869,920
    93,000          Sanmina-SCI Corp.
                    8.125%, 03/01/16                                                 94,395
 2,784,000          SunGard Data Systems, Inc.*
                    9.125%, 08/15/13                                              2,958,000
 1,578,000          Telcordia Technologies*
                    10.000%, 03/15/13                                             1,451,760
                                                                               ------------
                                                                                  7,745,355
                                                                               ------------
                    MATERIALS (4.8%)
                    Aleris International, Inc.
   789,000          10.375%, 10/15/10                                               873,817
   789,000          9.000%, 11/15/14(+)                                             830,422
 2,784,000          Equistar Chemicals, LP
                    10.625%, 05/01/11                                             3,027,600
    93,000          Gibraltar Industries, Inc.*
                    8.000%, 12/01/15                                                 94,395
                    Ineos Group Holdings, PLC*
 1,671,000 EUR      7.875%, 02/15/16                                              1,959,200
   464,000          8.500%, 02/15/16(+)                                             443,120
 1,856,000          U.S. Concrete, Inc.(+)
                    8.375%, 04/01/14                                              1,920,960
                    Union Carbide Corp.
   464,000          7.875%, 04/01/23                                                503,301
   232,000          7.500%, 06/01/25(+)                                             249,291
 2,088,000          Westlake Chemical Corp.
                    6.625%, 01/15/16                                              2,074,950
                                                                               ------------
                                                                                 11,977,056
                                                                               ------------
                    TELECOMMUNICATION SERVICES (1.4%)
    93,000          Citizens Communications Company
                    9.000%, 08/15/31                                                 99,859
   882,000          IPCS Escrow Company
                    11.500%, 05/01/12                                             1,009,890
 2,330,000          Syniverse Technologies, Inc.
                    7.750%, 08/15/13                                              2,344,562
                                                                               ------------
                                                                                  3,454,311
                                                                               ------------
                    TOTAL CORPORATE BONDS
                    (Cost $142,253,169)                                         144,675,541
                                                                               ============

               See accompanying Notes to Schedule of Investments

 90
      ANNUAL REPORT   Schedule of Investments

                                                                 HIGH YIELD FUND

 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 PRINCIPAL
  AMOUNT                                                                          VALUE
-------------------------------------------------------------------------------------------
CONVERTIBLE BONDS (20.4%)
                    CONSUMER DISCRETIONARY (1.4%)
$1,000,000          Lamar Advertising Company
                    2.875%, 12/31/10                                           $  1,161,250
 1,250,000 GBP      Punch Taverns Redwood Jersey Co. Ltd.
                    5.000%, 12/14/10                                              2,301,292
                                                                               ------------
                                                                                  3,462,542
                                                                               ------------
                    ENERGY (1.7%)
 3,000,000          Helix Energy Solutions Group, Inc.*
                    3.250%, 12/15/25                                              4,282,500
                                                                               ------------
                    FINANCIALS (3.0%)
 2,000,000          BlackRock, Inc.(+)
                    2.625%, 02/15/35                                              2,837,500
 1,750,000          Deutsche Bank, LUX (USA Interactive)*++
                    4.880%, 05/01/12                                              2,130,625
 2,000,000          GATX Corp.
                    7.500%, 02/01/07                                              2,545,000
                                                                               ------------
                                                                                  7,513,125
                                                                               ------------
                    HEALTH CARE (2.9%)
 2,200,000          Emdeon Corp.*
                    3.125%, 09/01/25                                              2,079,000
 3,500,000          Valeant Pharmaceuticals International(+)
                    4.000%, 11/15/13                                              3,010,000
 2,000,000          Wyeth++
                    4.239%, 01/15/24                                              2,139,800
                                                                               ------------
                                                                                  7,228,800
                                                                               ------------
                    INDUSTRIALS (4.6%)
 1,450,000          Allied Waste Industries, Inc.
                    4.250%, 04/15/34                                              1,352,125
 2,100,000          L-3 Communications Holdings*
                    3.000%, 08/01/35                                              2,168,250
 2,000,000          Lockheed Martin Corp.(+)++
                    4.499%, 08/15/33                                              2,324,200
 2,000,000          Quanta Services, Inc.
                    4.500%, 10/01/23                                              3,105,000
 4,200,000          Roper Industries, Inc.++
                    1.481%, 01/15/34                                              2,682,750
                                                                               ------------
                                                                                 11,632,325
                                                                               ------------
                    INFORMATION TECHNOLOGY (6.3%)
 3,000,000          CSG Systems International, Inc.
                    2.500%, 06/15/24                                              2,996,250
 2,400,000          DST Systems, Inc.
                    4.125%, 08/15/23                                              3,090,000

               See accompanying Notes to Schedule of Investments

                                                                              91
                                   Schedule of Investments   ANNUAL REPORT

HIGH YIELD FUND

 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 PRINCIPAL
  AMOUNT                                                                          VALUE
-------------------------------------------------------------------------------------------
$2,000,000          Euronet Worldwide, Inc.*
                    3.500%, 10/15/25                                           $  2,365,000
 1,200,000          Liberty Media Corp.
                    3.500%, 01/15/31                                              1,218,000
 3,500,000          LSI Logic Corp.
                    4.000%, 05/15/10                                              3,920,000
 2,275,000          Vishay Intertechnology, Inc.
                    3.625%, 08/01/23                                              2,283,531
                                                                               ------------
                                                                                 15,872,781
                                                                               ------------
                    UTILITIES (0.5%)
   600,000 GBP      Scottish & Southern Energy
                    3.750%, 10/29/09                                              1,357,197
                                                                               ------------
                    TOTAL CONVERTIBLE BONDS
                    (Cost $46,503,492)                                           51,349,270
                                                                               ============
SYNTHETIC CONVERTIBLE SECURITIES (5.2%)
CORPORATE BONDS (4.4%)
                    CONSUMER DISCRETIONARY (1.4%)
   147,000          Aztar Corp.(+)
                    7.875%, 06/15/14                                                159,863
    23,000          DIRECTV Financing Company, Inc.
                    8.375%, 03/15/13                                                 24,668
                    EchoStar DBS Corp.
   162,000          7.125%, 02/01/16*                                               160,177
     7,000          6.625%, 10/01/14                                                  6,799
   108,000 GBP      EMI Group, PLC
                    9.750%, 05/20/08                                                202,351
                    Ford Motor Company
   165,000          7.875%, 06/15/10                                                154,816
   108,000          7.450%, 07/16/31(+)                                              80,730
    74,000          8.625%, 11/01/10(+)                                              70,961
   259,000          GameStop Corp.*(+)
                    8.000%, 10/01/12                                                258,352
    14,000          General Motors Corp.
                    7.125%, 07/15/13                                                 10,500
                    Goodyear Tire & Rubber Company
   108,000          7.857%, 08/15/11                                                106,110
   108,000          7.000%, 03/15/28                                                 90,990
    36,000          Houghton Mifflin Company
                    9.875%, 02/01/13                                                 38,880
    63,000          Hovnanian Enterprises, Inc.(+)
                    7.750%, 05/15/13                                                 62,055
    72,000          IMAX Corp.
                    9.625%, 12/01/10                                                 76,680
   147,000          Intrawest Corp.
                    7.500%, 10/15/13                                                149,756

               See accompanying Notes to Schedule of Investments

 92
      ANNUAL REPORT   Schedule of Investments

                                                                 HIGH YIELD FUND

 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 PRINCIPAL
  AMOUNT                                                                          VALUE
-------------------------------------------------------------------------------------------
$  111,000          Jarden Corp.
                    9.750%, 05/01/12                                           $    115,163
   108,000          Landry's Restaurants, Inc.
                    7.500%, 12/15/14                                                104,760
   144,000          Mandalay Resort Group(+)
                    7.625%, 07/15/13                                                149,400
   144,000          NCL Holding, ASA
                    10.625%, 07/15/14                                               149,760
   187,000          Oxford Industries, Inc.
                    8.875%, 06/01/11                                                193,545
    22,000          Phillips-Van Heusen Corp.
                    8.125%, 05/01/13                                                 23,430
   108,000          Pinnacle Entertainment, Inc.(+)
                    8.750%, 10/01/13                                                116,910
    11,000          RH Donnelley Financial Corp.*
                    10.875%, 12/15/12                                                12,251
    72,000 CAD      Rogers Communications, Inc.
                    7.250%, 12/15/11                                                 65,525
    72,000 CAD      Rogers Wireless Inc.
                    7.625%, 12/15/11                                                 66,738
    90,000          Russell Corp.
                    9.250%, 05/01/10                                                 93,825
    86,000          Vail Resorts, Inc.
                    6.750%, 02/15/14                                                 85,355
   162,000          Warnaco Group, Inc.
                    8.875%, 06/15/13                                                172,935
                    Warner Music Group
   108,000          7.375%, 04/15/14                                                107,460
    72,000 GBP      8.125%, 04/15/14                                                130,097
                    WCI Communities, Inc.(+)
   144,000          6.625%, 03/15/15                                                128,160
    65,000          7.875%, 10/01/13                                                 62,563
     7,000          William Lyon Homes, Inc.
                    10.750%, 04/01/13                                                 7,088
     7,000          Wynn Las Vegas, LLC(+)
                    6.625%, 12/01/14                                                  6,834
                                                                               ------------
                                                                                  3,445,487
                                                                               ------------
                    CONSUMER STAPLES (0.4%)
   144,000          Central Garden & Pet Company
                    9.125%, 02/01/13                                                151,920
    79,000          Chattem, Inc.
                    7.000%, 03/01/14                                                 79,296
                    Dole Food Company, Inc.
    72,000          7.250%, 06/15/10                                                 68,220
    36,000          8.875%, 03/15/11                                                 35,820

               See accompanying Notes to Schedule of Investments

                                                                              93
                                   Schedule of Investments   ANNUAL REPORT

HIGH YIELD FUND

 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 PRINCIPAL
  AMOUNT                                                                          VALUE
-------------------------------------------------------------------------------------------
$   50,000          NBTY, Inc.*
                    7.125%, 10/01/15                                           $     47,500
    65,000          Playtex Products, Inc.
                    8.000%, 03/01/11                                                 69,063
   162,000          R.J. Reynolds Tobacco Holdings, Inc.
                    7.300%, 07/15/15                                                167,265
    72,000          Revlon, Inc.
                    9.500%, 04/01/11                                                 69,120
   180,000          Smithfield Foods, Inc.
                    7.750%, 05/15/13                                                186,300
   113,000          WH Intermediate Holdings, Ltd.
                    9.500%, 04/01/11                                                122,605
                                                                               ------------
                                                                                    997,109
                                                                               ------------
                    ENERGY (0.6%)
   252,000          Arch Western Finance, LLC
                    6.750%, 07/01/13                                                251,370
    72,000          Chesapeake Energy Corp.
                    6.875%, 01/15/16                                                 72,900
   108,000          Comstock Resources, Inc.
                    6.875%, 03/01/12                                                106,920
    11,000          Energy Partners, Ltd.
                    8.750%, 08/01/10                                                 11,303
   108,000          Giant Industries, Inc.
                    8.000%, 05/15/14                                                112,050
   244,000          KCS Energy, Inc.
                    7.125%, 04/01/12                                                243,390
   221,000          Paramount Resources, Ltd.
                    8.500%, 01/31/13                                                230,392
   194,000          Petroleo Brasileiro, SA(+)
                    8.375%, 12/10/18                                                220,675
   108,000          Swift Energy Company
                    9.375%, 05/01/12                                                115,830
   144,000          Williams Companies, Inc.
                    7.750%, 06/15/31                                                153,360
                                                                               ------------
                                                                                  1,518,190
                                                                               ------------
                    FINANCIALS (0.2%)
                    E*TRADE FINANCIAL, Corp.
   150,000          7.375%, 09/15/13                                                153,750
    93,000          7.875%, 12/01/15(+)                                              98,580
    72,000          Host Marriott Corp.(+)
                    7.125%, 11/01/13                                                 73,620
   180,000          Leucadia National Corp.
                    7.000%, 08/15/13                                                181,350
    25,000          Omega Healthcare Investors, Inc.
                    7.000%, 04/01/14                                                 25,375

               See accompanying Notes to Schedule of Investments

 94
      ANNUAL REPORT   Schedule of Investments

                                                                 HIGH YIELD FUND

 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 PRINCIPAL
  AMOUNT                                                                          VALUE
-------------------------------------------------------------------------------------------
$   96,000          Senior Housing Properties Trust
                    7.875%, 04/15/15                                           $    100,800
                                                                               ------------
                                                                                    633,475
                                                                               ------------
                    HEALTH CARE (0.4%)
   122,000          Ameripath, Inc.
                    10.500%, 04/01/13                                               129,320
   252,000          Angiotech Pharmaceuticals, Inc.*
                    7.750%, 04/01/14                                                255,780
    91,000          Bausch & Lomb, Inc.
                    7.125%, 08/01/28                                                 91,341
   180,000          Bio-Rad Laboratories, Inc.
                    7.500%, 08/15/13                                                186,750
    11,000          DaVita, Inc.(+)
                    7.250%, 03/15/15                                                 11,110
     7,000          Omnicare, Inc.(+)
                    6.875%, 12/15/15                                                  7,018
   216,000          Psychiatric Solutions, Inc.(+)
                    7.750%, 07/15/15                                                220,860
   122,000          Tenet Healthcare Corp.*
                    9.250%, 02/01/15                                                122,610
   108,000          Vanguard Health Systems, Inc.(+)
                    9.000%, 10/01/14                                                110,970
                                                                               ------------
                                                                                  1,135,759
                                                                               ------------
                    INDUSTRIALS (0.7%)
   111,000          Accuride Corp.
                    8.500%, 02/01/15                                                110,584
    72,000          AMR Corp.(+)
                    7.250%, 02/05/09                                                 72,270
   108,000          Armor Holdings, Inc.(+)
                    8.250%, 08/15/13                                                116,370
   180,000          Columbus McKinnon Corp.
                    8.875%, 11/01/13                                                189,900
   155,000          Commercial Vehicle Group, Inc.
                    8.000%, 07/01/13                                                155,775
    72,000          Gardner Denver, Inc.
                    8.000%, 05/01/13                                                 75,960
   139,000          General Cable Corp.
                    9.500%, 11/15/10                                                150,815
   126,000          Greenbrier Companies, Inc.
                    8.375%, 05/15/15                                                132,615
    11,000          Hexcel Corp.
                    6.750%, 02/01/15                                                 10,945
    72,000          JLG Industries, Inc.
                    8.250%, 05/01/08                                                 75,780

               See accompanying Notes to Schedule of Investments

                                                                              95
                                   Schedule of Investments   ANNUAL REPORT

HIGH YIELD FUND

 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 PRINCIPAL
  AMOUNT                                                                          VALUE
-------------------------------------------------------------------------------------------
$  144,000          Mobile Mini, Inc.
                    9.500%, 07/01/13                                           $    158,400
    43,000          Monitronics International, Inc.(+)
                    11.750%, 09/01/10                                                43,322
   124,000          Terex Corp.
                    7.375%, 01/15/14                                                127,720
   261,000          Wesco Distribution, Inc.*(+)
                    7.500%, 10/15/17                                                266,220
                                                                               ------------
                                                                                  1,686,676
                                                                               ------------
                    INFORMATION TECHNOLOGY (0.2%)
    94,000          Advanced Micro Devices, Inc.
                    7.750%, 11/01/12                                                 98,817
     7,000          Avago Technologies*(+)
                    11.875%, 12/01/15                                                 7,630
   144,000          Celestica, Inc.(+)
                    7.625%, 07/01/13                                                145,080
     7,000          Sanmina-SCI Corp.
                    8.125%, 03/01/16                                                  7,105
   216,000          SunGard Data Systems, Inc.*
                    9.125%, 08/15/13                                                229,500
   122,000          Telcordia Technologies*
                    10.000%, 03/15/13                                               112,240
                                                                               ------------
                                                                                    600,372
                                                                               ------------
                    MATERIALS (0.4%)
                    Aleris International, Inc.
    61,000          10.375%, 10/15/10                                                67,557
    61,000          9.000%, 11/15/14(+)                                              64,203
   216,000          Equistar Chemicals, LP
                    10.625%, 05/01/11                                               234,900
     7,000          Gibraltar Industries, Inc.*
                    8.000%, 12/01/15                                                  7,105
                    Ineos Group Holdings, PLC*
   129,000 EUR      7.875%, 02/15/16                                                151,249
    36,000          8.500%, 02/15/16(+)                                              34,380
   144,000          U.S. Concrete, Inc.(+)
                    8.375%, 04/01/14                                                149,040
                    Union Carbide Corp.
    36,000          7.875%, 04/01/23                                                 39,049
    18,000          7.500%, 06/01/25(+)                                              19,342
   162,000          Westlake Chemical Corp.
                    6.625%, 01/15/16                                                160,987
                                                                               ------------
                                                                                    927,812
                                                                               ------------

               See accompanying Notes to Schedule of Investments

 96
      ANNUAL REPORT   Schedule of Investments

                                                                 HIGH YIELD FUND

 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 PRINCIPAL
  AMOUNT                                                                          VALUE
-------------------------------------------------------------------------------------------
                    TELECOMMUNICATION SERVICES (0.1%)
$    7,000          Citizens Communications Company
                    9.000%, 08/15/31                                           $      7,516
    68,000          IPCS Escrow Company
                    11.500%, 05/01/12                                                77,860
   180,000          Syniverse Technologies, Inc.
                    7.750%, 08/15/13                                                181,125
                                                                               ------------
                                                                                    266,501
                                                                               ------------
                    TOTAL CORPORATE BONDS                                        11,211,381
                                                                               ------------

 NUMBER OF
 CONTRACTS                                                                        VALUE
-------------------------------------------------------------------------------------------
OPTIONS (0.8%)
                    CONSUMER DISCRETIONARY (0.2%)
        20          Garmin, Ltd.#
                    Call, 01/19/08, Strike $65.00                              $     40,000
       445          Home Depot, Inc.#
                    Call, 01/20/07, Strike $40.00                                   234,960
        25          Lowe's Companies, Inc.#
                    Call, 01/19/08, Strike $70.00                                    19,875
        40          Office Depot, Inc.#
                    Call, 01/19/08, Strike $30.00                                    46,000
        35          Tiffany & Co.#
                    Call, 01/19/08, Strike $40.00                                    19,250
       430          YUM! Brands, Inc.#
                    Call, 01/20/07, Strike $50.00                                   176,300
                                                                               ------------
                                                                                    536,385
                                                                               ------------
                    CONSUMER STAPLES (0.0%)
       100          Kroger Company#
                    Call, 01/19/08, Strike $20.00                                    31,000
        40          PepsiCo, Inc.#
                    Call, 01/19/08, Strike $60.00                                    21,600
                                                                               ------------
                                                                                     52,600
                                                                               ------------
                    ENERGY (0.1%)
        15          Anadarko Petroleum Corp.#
                    Call, 01/19/08, Strike $95.00                                    33,000
        20          BJ Services Company#
                    Call, 01/19/08, Strike $40.00                                    10,200
        20          Devon Energy (Chevron) Corp.#
                    Call, 01/19/08, Strike $65.00                                    21,200
        15          Diamond Offshore Drilling, Inc.#
                    Call, 01/19/08, Strike $85.00                                    31,200
        15          Nabors Industries Ltd.#
                    Call, 01/19/08, Strike $75.00                                    20,475

               See accompanying Notes to Schedule of Investments

                                                                              97
                                   Schedule of Investments   ANNUAL REPORT

HIGH YIELD FUND

 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 NUMBER OF
 CONTRACTS                                                                        VALUE
-------------------------------------------------------------------------------------------
        15          Petroleo Brasileiro, SA#
                    Call, 01/19/08, Strike $90.00                              $     24,000
        10          Schlumberger, Ltd.#
                    Call, 01/19/08, Strike $130.00                                   22,550
        15          Sunoco, Inc.#
                    Call, 01/19/08, Strike $75.00                                    25,800
        35          Weatherford International, Ltd.#
                    Call, 01/19/08, Strike $45.00                                    34,650
                                                                               ------------
                                                                                    223,075
                                                                               ------------
                    FINANCIALS (0.2%)
        35          Aon Corp.#
                    Call, 01/19/08, Strike $35.00                                    36,750
       100          Charles Schwab Corp.#
                    Call, 01/19/08, Strike $15.00                                    46,000
         5          Chicago Mercantile Exchange Holdings, Inc.#
                    Call, 01/19/08, Strike $420.00                                   53,700
        25          CIT Group, Inc.#
                    Call, 01/19/08, Strike $50.00                                    25,500
        45          E*TRADE FINANCIAL Corp.#
                    Call, 01/19/08, Strike $25.00                                    30,150
        15          Goldman Sachs Group, Inc.#
                    Call, 01/19/08, Strike $130.00                                   62,250
        15          Legg Mason, Inc.#
                    Call, 01/20/07, Strike $120.00                                   25,500
        10          Lehman Brothers Holdings, Inc.#
                    Call, 01/19/08, Strike $125.00                                   35,550
        30          Merrill Lynch & Company, Inc.#
                    Call, 01/19/08, Strike $70.00                                    49,200
        20          Prudential Financial, Inc.#
                    Call, 01/19/08, Strike $75.00                                    23,000
        40          State Street Corp.#
                    Call, 01/19/08, Strike $60.00                                    35,200
                                                                               ------------
                                                                                    422,800
                                                                               ------------
                    HEALTH CARE (0.1%)
        30          Aetna, Inc.#
                    Call, 01/19/08, Strike $50.00                                    27,900
        15          Allergan, Inc.#
                    Call, 01/19/08, Strike $110.00                                   27,525
        40          AmerisourceBergen Corp.#
                    Call, 01/19/08, Strike $47.50                                    33,400

               See accompanying Notes to Schedule of Investments

 98
      ANNUAL REPORT   Schedule of Investments

                                                                 HIGH YIELD FUND

 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 NUMBER OF
 CONTRACTS                                                                        VALUE
-------------------------------------------------------------------------------------------
        15          Express Scripts, Inc.#
                    Call, 01/19/08, Strike $90.00                              $     24,825
        35          Teva Pharmaceutical Industries, Ltd.#
                    Call, 01/19/08, Strike $45.00                                    18,725
                                                                               ------------
                                                                                    132,375
                                                                               ------------
                    INDUSTRIALS (0.0%)
        20          Burlington Northern Santa Fe Corp.#
                    Call, 01/19/08, Strike $80.00                                    32,200
                                                                               ------------
                    INFORMATION TECHNOLOGY (0.2%)
        30          Agilent Technologies, Inc.#
                    Call, 01/19/08, Strike $35.00                                    24,450
        15          Apple Computer, Inc.#
                    Call, 01/19/08, Strike $75.00                                    16,650
       100          eBay, Inc.#
                    Call, 01/20/07, Strike $42.50                                    35,000
        75          Electronic Data Systems Corp.#
                    Call, 01/19/08, Strike $25.00                                    41,250
        50          Hewlett-Packard Company#
                    Call, 01/19/08, Strike $30.00                                    38,000
        30          Intuit, Inc.#
                    Call, 01/19/08, Strike $55.00                                    25,800
        20          Marvell Technology Group Ltd.#
                    Call, 01/19/08, Strike $65.00                                    19,600
        50          Motorola, Inc.#
                    Call, 01/19/08, Strike $22.50                                    23,000
        35          National Semiconductor Corp.#
                    Call, 01/19/08, Strike $25.00                                    26,950
        25          NVIDIA Corp.#
                    Call, 01/19/08, Strike $45.00                                    52,000
        50          Paychex, Inc.#
                    Call, 01/19/08, Strike $40.00                                    35,750
        20          Sandisk Corp.#
                    Call, 01/19/08, Strike $65.00                                    28,600
                                                                               ------------
                                                                                    367,050
                                                                               ------------
                    MATERIALS (0.0%)
        40          Goldcorp, Inc.#
                    Call, 01/19/08, Strike $27.50                                    30,880
        58          Harmony Gold Mining Company, Ltd.#
                    Call, 01/19/08, Strike $15.00                                    26,680
        20          Phelps Dodge Corp.#
                    Call, 01/19/08, Strike $72.50                                    38,000
                                                                               ------------
                                                                                     95,560
                                                                               ------------

               See accompanying Notes to Schedule of Investments

                                                                              99
                                   Schedule of Investments   ANNUAL REPORT

HIGH YIELD FUND

 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 NUMBER OF
 CONTRACTS                                                                        VALUE
-------------------------------------------------------------------------------------------
                    TELECOMMUNICATION SERVICES (0.0%)
        30          America Movil S.A. de C.V.#
                    Call, 01/19/08, Strike $30.00                              $     27,900
        50          American Tower Corp.#
                    Call, 01/19/08, Strike $27.50                                    34,750
        25          NII Holdings, Inc.#
                    Call, 01/19/08, Strike $45.00                                    52,500
                                                                               ------------
                                                                                    115,150
                                                                               ------------
                    TOTAL OPTIONS                                                 1,977,195
                                                                               ------------
                    TOTAL SYNTHETIC CONVERTIBLE SECURITIES
                    (Cost $13,075,214)                                           13,188,576
                                                                               ============

 NUMBER OF
  SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (9.7%)
                    CONSUMER DISCRETIONARY (0.1%)
     6,000          Ford Motor Company Capital Trust II
                    6.500%                                                     $    180,300
                                                                               ------------
                    CONSUMER STAPLES (0.7%)
    50,000          Constellation Brands, Inc.
                    5.750%                                                        1,876,500
                                                                               ------------
                    ENERGY (1.1%)
    20,000          Chesapeake Energy Corp.*
                    5.000%                                                        2,737,500
                                                                               ------------
                    FINANCIALS (2.9%)
     2,500          Fortis, NV (Assurant)*
                    7.750%                                                        3,307,500
    75,000          Lazard, Ltd.
                    6.625%                                                        2,953,500
    40,000          Lehman Brothers Holdings, Inc. (General Mills)
                    6.250%                                                        1,060,000
                                                                               ------------
                                                                                  7,321,000
                                                                               ------------
                    INDUSTRIALS (3.0%)
 1,200,000 GBP      BAE Systems, PLC
                    7.750%                                                        4,241,752
    25,000          Northrop Grumman Corp.
                    7.000%                                                        3,368,750
                                                                               ------------
                                                                                  7,610,502
                                                                               ------------

               See accompanying Notes to Schedule of Investments

 100
      ANNUAL REPORT   Schedule of Investments

                                                                 HIGH YIELD FUND

 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 NUMBER OF
  SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
                    UTILITIES (1.9%)
    35,000          CenterPoint Energy, Inc. (Time Warner)++
                    2.000%                                                     $  1,171,100
    50,000          TXU Corp.
                    8.125%                                                        3,603,500
                                                                               ------------
                                                                                  4,774,600
                                                                               ------------
                    TOTAL CONVERTIBLE PREFERRED STOCKS
                    (Cost $18,601,223)                                           24,500,402
                                                                               ============
PREFERRED STOCK (0.4%)
                    CONSUMER DISCRETIONARY (0.4%)
    35,000          Tommy Hilfiger Corp.
                    9.000%
                    (Cost $930,053)                                                 882,000
                                                                               ============

 PRINCIPAL
  AMOUNT                                                                          VALUE
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.5%)
$11,276,000         Citigroup, Inc.
                    4.770%, 04/03/06
                    (Cost $11,273,012)                                         $ 11,273,012
                                                                               ============

 NUMBER OF
  SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
INVESTMENT OF CASH COLLATERAL FOR SECURITIES
ON LOAN (13.1%)
32,912,022          Bank of New York Institutional Cash Reserve Fund
                    current rate 4.841%
                    (Cost $32,912,022)                                         $ 32,912,022
                                                                               ------------
TOTAL INVESTMENTS (110.9%)
  (Cost $265,548,185)                                                           278,780,823
                                                                               ============
PAYABLE UPON RETURN OF SECURITIES ON LOANED (-13.1%)                            (32,912,022)
                                                                               ------------
OTHER ASSETS, LESS LIABILITIES (2.2%)                                             5,509,917
                                                                               ------------
NET ASSETS (100.0%)                                                            $251,378,718
                                                                               ============

               See accompanying Notes to Schedule of Investments

                                                                             101
                                   Schedule of Investments   ANNUAL REPORT

HIGH YIELD FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

NOTES TO SCHEDULE OF INVESTMENTS
* Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted or excepted from such registration requirements. At March 31, 2006, the market value of 144A securities that could not be exchanged to the registered form is $28,427,261 or 11.3% of net assets.
#  Non-income producing security.
++ Variable rate security. The interest rate shown is the rate in effect at March 31, 2006.
(+) Security, or portion of security, is on loan.

FOREIGN CURRENCY ABBREVIATIONS

CAD  Canadian Dollar
EUR  European Monetary Unit
GBP  British Pound Sterling

Note: Market Value for Securities denominated in foreign currencies are shown in U.S. dollars. The principal amounts for such securities are shown in the respective foreign currency.

                 See accompanying Notes to Financial Statements

 102
      ANNUAL REPORT   Schedule of Investments

CONVERTIBLE FUND

 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 PRINCIPAL
   AMOUNT                                                                         VALUE
--------------------------------------------------------------------------------------------
CONVERTIBLE BONDS (72.3%)
                     CONSUMER DISCRETIONARY (6.9%)
$  4,500,000         Best Buy Company, Inc.(+)
                     2.250%, 01/15/22                                         $    5,698,125
   3,000,000         Grey Global Group (WPP Group)
                     5.000%, 10/15/33                                              3,727,500
  15,500,000         International Game Technology
                     0.000%, 01/29/33                                             11,683,125
  25,720,000         Liberty Media Corp. (Time Warner)
                     0.750%, 03/30/23                                             27,038,150
   9,500,000         Lowe's Companies, Inc.++
                     0.861%, 10/19/21                                             10,675,625
   6,238,000         United Auto Group, Inc.*
                     3.500%, 04/01/26                                              6,760,433
                                                                              --------------
                                                                                  65,582,958
                                                                              --------------
                     CONSUMER STAPLES (0.6%)
   5,250,000         Nestle Holdings, Inc.
                     0.000%, 06/11/08                                              5,394,156
                                                                              --------------
                     ENERGY (9.2%)
   7,000,000         Cooper Cameron Corp.*(+)
                     1.500%, 05/15/24                                              9,651,250
   5,600,000         Diamond Offshore Drilling, Inc.(+)
                     1.500%, 04/15/31                                             10,318,000
                     Halliburton Company
   4,500,000         3.125%, 07/15/23*(+)                                          8,915,625
   1,100,000         3.125%, 07/15/23                                              2,179,375
   9,000,000         Nabors Industries, Inc.(+)
                     0.000%, 06/15/23                                             10,316,250
  15,000,000         Schlumberger, Ltd.(+)
                     2.125%, 06/01/23                                             24,562,500
   5,000,000         SEACOR Holdings, Inc.
                     2.875%, 12/15/24                                              6,081,250
   7,500,000         Veritas DGC, Inc.*(+)++
                     4.160%, 03/15/24                                             14,901,750
                                                                              --------------
                                                                                  86,926,000
                                                                              --------------
                     FINANCIALS (13.3%)
  12,000,000         Bank of America Corp. (NASDAQ 100)
                     0.250%, 01/26/10                                             12,735,600
   8,250,000         Deutsche Bank, LUX (USA Interactive)*++
                     4.880%, 05/01/12                                             10,044,375
  12,000,000         Franklin Resources, Inc.
                     0.000%, 05/11/31                                             10,650,000
                     HCC Insurance Holdings, Inc.
   5,235,000         1.300%, 04/01/23                                              8,074,987
   5,000,000         2.000%, 09/01/21                                              8,212,500

               See accompanying Notes to Schedule of Investments

                                                                             103
                                   Schedule of Investments   ANNUAL REPORT

CONVERTIBLE FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 PRINCIPAL
   AMOUNT                                                                         VALUE
--------------------------------------------------------------------------------------------
$  6,250,000         LandAmerica Financial Group, Inc.
                     3.125%, 11/15/33                                         $    7,132,813
  28,500,000         Merrill Lynch & Company, Inc.
                     0.000%, 03/13/32                                             32,963,100
 450,000,000 JPY     Mitsubishi UFJ Securities Co., Ltd.
                     0.250%, 09/30/14                                              4,635,139
  15,875,000         Travelers Property Casualty Corp.
                     4.500%, 04/15/32                                             15,233,650
  15,000,000         Wachovia Corp. (Halliburton, Nabors Industries,
                     Amerada Hess)
                     0.250%, 12/15/10                                             15,712,500
                                                                              --------------
                                                                                 125,394,664
                                                                              --------------
                     HEALTH CARE (13.0%)
  27,700,000         Amgen, Inc.*(+)
                     0.125%, 02/01/11                                             28,046,250
  25,600,000         Laboratory Corporation of America Holdings
                     0.000%, 09/11/21                                             20,640,000
  19,000,000         Medtronic, Inc.
                     1.250%, 09/15/21                                             18,928,750
   7,500,000         Omnicare, Inc.
                     3.250%, 12/15/35                                              7,228,125
  14,000,000         Roche Holdings, Inc.
                     0.000%, 07/25/21                                             11,189,703
                     Teva Pharmaceutical Industries, Ltd.
   9,400,000         1.750%, 02/01/26                                              9,341,250
   6,500,000         0.250%, 02/01/24(+)                                           7,873,125
   5,500,000         0.500%, 02/01/24(+)                                           6,345,625
  12,000,000         Wyeth(+)++
                     4.239%, 01/15/24                                             12,838,800
                                                                              --------------
                                                                                 122,431,628
                                                                              --------------
                     INDUSTRIALS (11.4%)
                     Alliant Techsystems, Inc.
   5,800,000         3.000%, 08/15/24*(+)                                          6,735,250
     650,000         2.750%, 02/15/24                                                697,937
  17,000,000         CSX Corp.
                     0.000%, 10/30/21                                             18,402,500
  13,500,000         Fluor Corp.
                     1.500%, 02/15/24                                             21,211,875
  23,000,000         L-3 Communications Holdings*
                     3.000%, 08/01/35                                             23,747,500
  20,000,000         Lockheed Martin Corp.(+)++
                     4.499%, 08/15/33                                             23,242,000
   8,000,000 EUR     Siemens, AG
                     1.375%, 06/04/10                                             13,473,301
                                                                              --------------
                                                                                 107,510,363
                                                                              --------------

               See accompanying Notes to Schedule of Investments

 104
      ANNUAL REPORT   Schedule of Investments

                                                                CONVERTIBLE FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 PRINCIPAL
   AMOUNT                                                                         VALUE
--------------------------------------------------------------------------------------------
                     INFORMATION TECHNOLOGY (14.2%)
$  5,000,000         ADC Telecommunications, Inc.(+)
                     1.000%, 06/15/08                                         $    5,425,000
   9,700,000         Amdocs, Ltd.
                     0.500%, 03/15/24                                              9,663,625
  14,900,000         Cadence Design Systems, Inc.
                     0.000%, 08/15/23                                             18,252,500
  13,300,000         CSG Systems International, Inc.*
                     2.500%, 06/15/24                                             13,283,375
  14,350,000         DST Systems, Inc.
                     4.125%, 08/15/23                                             18,475,625
  19,500,000         Electronic Data Systems Corp.
                     3.875%, 07/15/23                                             20,280,000
  11,600,000         Fair Isaac Corp.(+)
                     1.500%, 08/15/23                                             12,238,000
   6,400,000         Harris Corp.
                     3.500%, 08/15/22                                             13,512,000
   2,500,000         LSI Logic Corp.
                     4.000%, 05/15/10                                              2,800,000
  12,000,000         Sybase, Inc.*
                     1.750%, 02/22/25                                             12,075,000
   7,670,000         Vishay Intertechnology, Inc.
                     3.625%, 08/01/23                                              7,698,763
                                                                              --------------
                                                                                 133,703,888
                                                                              --------------
                     MATERIALS (3.2%)
  18,000,000         Anglo American, PLC
                     3.375%, 04/17/07                                             30,242,833
                                                                              --------------
                     UTILITIES (0.5%)
                     CenterPoint Energy, Inc.
   3,000,000         2.875%, 01/15/24                                              3,075,000
   2,000,000         3.750%, 05/15/23(+)                                           2,217,500
                                                                              --------------
                                                                                   5,292,500
                                                                              --------------
                     TOTAL CONVERTIBLE BONDS
                     (Cost $604,831,813)                                         682,478,990
                                                                              ==============
SYNTHETIC CONVERTIBLE SECURITIES (9.6%)
CONVERTIBLE BONDS (2.1%)
                     HEALTH CARE (2.1%)
  18,500,000         Genzyme Corp.(+)
                     1.250%, 12/01/23                                             20,188,125
                                                                              --------------

               See accompanying Notes to Schedule of Investments

                                                                             105
                                   Schedule of Investments   ANNUAL REPORT

CONVERTIBLE FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 PRINCIPAL
   AMOUNT                                                                         VALUE
--------------------------------------------------------------------------------------------
GOVERNMENT AGENCY SECURITIES (6.1%)
                     CONSUMER DISCRETIONARY (6.1%)
$  7,100,000         Federal Home Loan Mortgage Corp.(+)
                     4.625%, 02/21/08                                         $    7,044,641
   7,200,000         Federal National Mortgage Association(+)
                     4.625%, 01/15/08                                              7,146,533
                     United States Treasury Notes(+)
  24,600,000         3.375%, 02/15/08                                             23,967,706
   9,600,000         4.625%, 05/15/06                                              9,601,507
   9,600,000         2.750%, 07/31/06                                              9,541,882
                                                                              --------------
                                                                                  57,302,269
                                                                              --------------
                     TOTAL GOVERNMENT AGENCY SECURITIES                           57,302,269
                                                                              --------------

 NUMBER OF
 CONTRACTS                                                                        VALUE
--------------------------------------------------------------------------------------------
OPTIONS (1.4%)
                     CONSUMER DISCRETIONARY (0.1%)
         190         Garmin, Ltd.#
                     Call, 01/19/08, Strike $65.00                            $      380,000
         220         Lowe's Companies, Inc.#
                     Call, 01/19/08, Strike $70.00                                   174,900
         360         Office Depot, Inc.#
                     Call, 01/19/08, Strike $30.00                                   414,000
         310         Tiffany & Co.#
                     Call, 01/19/08, Strike $40.00                                   170,500
                                                                              --------------
                                                                                   1,139,400
                                                                              --------------
                     CONSUMER STAPLES (0.1%)
         900         Kroger Company#
                     Call, 01/19/08, Strike $20.00                                   279,000
         375         PepsiCo, Inc.#
                     Call, 01/19/08, Strike $60.00                                   202,500
                                                                              --------------
                                                                                     481,500
                                                                              --------------
                     ENERGY (0.2%)
         135         Anadarko Petroleum Corp.#
                     Call, 01/19/08, Strike $95.00                                   297,000
         185         BJ Services Company#
                     Call, 01/19/08, Strike $40.00                                    94,350
         185         Devon Energy (Chevron) Corp.#
                     Call, 01/19/08, Strike $65.00                                   196,100
         140         Diamond Offshore Drilling, Inc.#
                     Call, 01/19/08, Strike $85.00                                   291,200
         150         Nabors Industries Ltd.#
                     Call, 01/19/08, Strike $75.00                                   204,750
         125         Petroleo Brasileiro, SA#
                     Call, 01/19/08, Strike $90.00                                   200,000

               See accompanying Notes to Schedule of Investments

 106
      ANNUAL REPORT   Schedule of Investments

                                                                CONVERTIBLE FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 NUMBER OF
 CONTRACTS                                                                        VALUE
--------------------------------------------------------------------------------------------
         100         Schlumberger, Ltd.#
                     Call, 01/19/08, Strike $130.00                           $      225,500
         135         Sunoco, Inc.#
                     Call, 01/19/08, Strike $75.00                                   232,200
         290         Weatherford International, Ltd.#
                     Call, 01/19/08, Strike $45.00                                   287,100
                                                                              --------------
                                                                                   2,028,200
                                                                              --------------
                     FINANCIALS (0.4%)
         350         Aon Corp.#
                     Call, 01/19/08, Strike $35.00                                   367,500
         860         Charles Schwab Corp.#
                     Call, 01/19/08, Strike $15.00                                   395,600
          30         Chicago Mercantile Exchange Holdings, Inc.#
                     Call, 01/19/08, Strike $420.00                                  322,200
         250         CIT Group, Inc.#
                     Call, 01/19/08, Strike $50.00                                   255,000
         380         E*TRADE FINANCIAL Corp.#
                     Call, 01/19/08, Strike $25.00                                   254,600
         115         Goldman Sachs Group, Inc.#
                     Call, 01/19/08, Strike $130.00                                  477,250
         130         Legg Mason, Inc.#
                     Call, 01/20/07, Strike $120.00                                  221,000
         100         Lehman Brothers Holdings, Inc.#
                     Call, 01/19/08, Strike $125.00                                  355,500
         255         Merrill Lynch & Company, Inc.#
                     Call, 01/19/08, Strike $70.00                                   418,200
         190         Prudential Financial, Inc.#
                     Call, 01/19/08, Strike $75.00                                   218,500
         320         State Street Corp.#
                     Call, 01/19/08, Strike $60.00                                   281,600
                                                                              --------------
                                                                                   3,566,950
                                                                              --------------
                     HEALTH CARE (0.1%)
         290         Aetna, Inc.#
                     Call, 01/19/08, Strike $50.00                                   269,700
         125         Allergan, Inc.#
                     Call, 01/19/08, Strike $110.00                                  229,375
         350         AmerisourceBergen Corp.#
                     Call, 01/19/08, Strike $47.50                                   292,250
         145         Express Scripts, Inc.#
                     Call, 01/19/08, Strike $90.00                                   239,975
         310         Teva Pharmaceutical Industries, Ltd.#
                     Call, 01/19/08, Strike $45.00                                   165,850
                                                                              --------------
                                                                                   1,197,150
                                                                              --------------

               See accompanying Notes to Schedule of Investments

                                                                             107
                                   Schedule of Investments   ANNUAL REPORT

CONVERTIBLE FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 NUMBER OF
 CONTRACTS                                                                        VALUE
--------------------------------------------------------------------------------------------
                     INDUSTRIALS (0.0%)
         190         Burlington Northern Santa Fe Corp.#
                     Call, 01/19/08, Strike $80.00                            $      305,900
                                                                              --------------
                     INFORMATION TECHNOLOGY (0.3%)
         325         Agilent Technologies, Inc.#
                     Call, 01/19/08, Strike $35.00                                   264,875
         125         Apple Computer, Inc.#
                     Call, 01/19/08, Strike $75.00                                   138,750
         730         Electronic Data Systems Corp.#
                     Call, 01/19/08, Strike $25.00                                   401,500
         500         Hewlett-Packard Company#
                     Call, 01/19/08, Strike $30.00                                   380,000
         280         Intuit, Inc.#
                     Call, 01/19/08, Strike $55.00                                   240,800
         180         Marvell Technology Group Ltd.#
                     Call, 01/19/08, Strike $65.00                                   176,400
         480         Motorola, Inc.#
                     Call, 01/19/08, Strike $22.50                                   220,800
         340         National Semiconductor Corp.#
                     Call, 01/19/08, Strike $25.00                                   261,800
         220         NVIDIA Corp.#
                     Call, 01/19/08, Strike $45.00                                   457,600
         440         Paychex, Inc.#
                     Call, 01/19/08, Strike $40.00                                   314,600
         140         Sandisk Corp.#
                     Call, 01/19/08, Strike $65.00                                   200,200
                                                                              --------------
                                                                                   3,057,325
                                                                              --------------
                     MATERIALS (0.1%)
         360         Goldcorp, Inc.#
                     Call, 01/19/08, Strike $27.50                                   277,920
         500         Harmony Gold Mining Company, Ltd.#
                     Call, 01/19/08, Strike $15.00                                   230,000
         160         Phelps Dodge Corp.#
                     Call, 01/19/08, Strike $72.50                                   304,000
                                                                              --------------
                                                                                     811,920
                                                                              --------------

               See accompanying Notes to Schedule of Investments

 108
      ANNUAL REPORT   Schedule of Investments

                                                                CONVERTIBLE FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 NUMBER OF
 CONTRACTS                                                                        VALUE
--------------------------------------------------------------------------------------------
                     UTILITIES (0.1%)
         300         America Movil S.A. de C.V.#
                     Call, 01/19/08, Strike $30.00                            $      279,000
         430         American Tower Corp.#
                     Call, 01/19/08, Strike $27.50                                   298,850
         200         NII Holdings, Inc.#
                     Call, 01/19/08, Strike $45.00                                   420,000
                                                                              --------------
                                                                                     997,850
                                                                              --------------
                     TOTAL OPTIONS                                                13,586,195
                                                                              --------------
                     TOTAL SYNTHETIC CONVERTIBLE SECURITIES
                     (Cost $89,779,492)                                           91,076,589
                                                                              ==============

 NUMBER OF
   SHARES                                                                         VALUE
--------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (12.0%)
                     ENERGY (1.0%)
      80,000         Amerada Hess Corp.
                     7.000%                                                   $    9,572,400
                                                                              --------------
                     FINANCIALS (9.9%)
       6,100         Fortis, NV (Assurant)*
                     7.750%                                                        8,070,300
     485,000         Genworth Financial, Inc.
                     6.000%                                                       17,780,100
     325,000         Lazard, Ltd.
                     6.625%                                                       12,798,500
     490,000         Lehman Brothers Holdings, Inc. (General Mills)
                     6.250%                                                       12,985,000
     575,000         MetLife, Inc.
                     6.375%                                                       15,427,250
     279,000         Morgan Stanley (Nuveen Investments)
                     5.875%                                                       12,276,000
     260,930         Washington Mutual, Inc.
                     5.375%                                                       14,095,438
                                                                              --------------
                                                                                  93,432,588
                                                                              --------------
                     INDUSTRIALS (0.2%)
      12,200         Northrop Grumman Corp.
                     7.000%                                                        1,643,950
                                                                              --------------
                     UTILITIES (0.9%)
     247,180         CenterPoint Energy, Inc. (Time Warner)++
                     2.000%                                                        8,270,643
                                                                              --------------
                     TOTAL CONVERTIBLE PREFERRED STOCKS
                     (Cost $90,190,197)                                          112,919,581
                                                                              ==============

               See accompanying Notes to Schedule of Investments

                                                                             109
                                   Schedule of Investments   ANNUAL REPORT

CONVERTIBLE FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 NUMBER OF
   SHARES                                                                         VALUE
--------------------------------------------------------------------------------------------
COMMON STOCKS (5.2%)
                     FINANCIALS (1.4%)
     176,400         Prudential Financial, Inc.(+)                            $   13,372,884
                                                                              --------------
                     HEALTH CARE (2.0%)
     420,792         ResMed, Inc.#(+)                                             18,506,432
                                                                              --------------
                     INDUSTRIALS (1.8%)
     217,500         Boeing Company                                               16,949,775
                                                                              --------------
                     TOTAL COMMON STOCKS
                     (Cost $29,101,077)                                           48,829,091
                                                                              ==============

 PRINCIPAL
   AMOUNT                                                                         VALUE
--------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.5%)
$  4,645,000         Citigroup, Inc.
                     4.770%, 04/03/06
                     (Cost $4,643,769)                                        $    4,643,769
                                                                              ==============

 NUMBER OF
   SHARES                                                                         VALUE
--------------------------------------------------------------------------------------------
INVESTMENT OF CASH COLLATERAL FOR SECURITIES
ON LOAN (17.3%)
 163,650,885         Bank of New York Institutional Cash Reserve Fund
                     current rate 4.841%
                     (Cost $163,650,885)                                      $  163,650,885
                                                                              --------------
TOTAL INVESTMENTS (116.9%)
  (Cost $982,197,233)                                                          1,103,598,905
                                                                              ==============
PAYABLE UPON RETURN OF SECURITIES LOANED (-17.3%)                               (163,650,885)
                                                                              --------------
OTHER ASSETS, LESS LIABILITIES (0.4%)                                              4,029,813
                                                                              --------------
NET ASSETS (100.0%)                                                           $  943,977,833
                                                                              ==============

NOTES TO SCHEDULE OF INVESTMENTS
* Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted or excepted from such registration requirements. At March 31, 2006, the market value of 144A securities that could not be exchanged to the registered form is $67,823,108 or 7.2% of net assets.
#  Non-income producing security.
(+) Security, or portion of security, is on loan.
++ Variable rate security. The interest rate shown is the rate in effect at March 31, 2006.

FOREIGN CURRENCY ABBREVIATIONS

EUR  European Monetary Unit
JPY   Japanese Yen

Note: Market Value for Securities denominated in foreign currencies are shown in U.S. dollars. The principal amounts for such securities are shown in the respective foreign currency.
                 See accompanying Notes to Financial Statements

 110
      ANNUAL REPORT   Schedule of Investments

MARKET NEUTRAL INCOME FUND

 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 PRINCIPAL
  AMOUNT                                                                          VALUE
-------------------------------------------------------------------------------------------
CONVERTIBLE BONDS (34.7%)
                    CONSUMER DISCRETIONARY (6.5%)
$8,000,000          ArvinMeritor, Inc.*
                    4.625%, 03/01/26                                          $   8,040,000
 1,500,000          CSK Auto, Inc.*
                    3.375%, 08/15/25                                              1,383,750
 6,640,000          Dick's Sporting Goods, Inc.*o
                    1.606%, 02/18/24                                              5,112,800
 5,800,000          JAKKS Pacific, Inc.
                    4.625%, 06/15/23                                              8,468,000
 1,500,000          Navigant International, Inc.*
                    4.875%, 11/01/23                                              1,421,250
 3,500,000          Pantry, Inc.*
                    3.000%, 11/15/12                                              5,188,750
                                                                              -------------
                                                                                 29,614,550
                                                                              -------------
                    ENERGY (2.2%)
 5,400,000          Hanover Compressor Companyo
                    4.750%, 01/15/14                                              7,438,500
 2,500,000          Willbros Group, Inc.*
                    2.750%, 03/15/24                                              2,706,250
                                                                              -------------
                                                                                 10,144,750
                                                                              -------------
                    FINANCIALS (6.1%)
                    American Equity Investment Life Holding Companyo
 8,400,000          5.250%, 12/06/24*                                            10,531,500
   575,000          5.250%, 12/06/24                                                720,906
 7,200,000          BankUnited Financial Corp.
                    3.125%, 03/01/34                                              6,678,000
 4,500,000          CompuCredit Corp.*
                    3.625%, 05/30/25                                              4,786,875
 1,000,000          Encore Capital Group, Inc.*
                    3.375%, 09/19/10                                                916,250
 4,500,000          Prudential Financial, Inc.++
                    1.989%, 11/15/35                                              4,474,688
                                                                              -------------
                                                                                 28,108,219
                                                                              -------------
                    HEALTH CARE (6.5%)
 3,880,000          BioMarin Pharmaceutical Inc.
                    2.500%, 03/29/13                                              4,074,000
 6,700,000          Edwards Lifesciences Corp.o
                    3.875%, 05/15/33                                              6,700,000
 7,000,000          Henry Schein, Inc.*o
                    3.000%, 08/15/34                                              8,338,750

               See accompanying Notes to Schedule of Investments

                                                                             111
                                   Schedule of Investments   ANNUAL REPORT

MARKET NEUTRAL INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 PRINCIPAL
  AMOUNT                                                                          VALUE
-------------------------------------------------------------------------------------------
$2,800,000          Medarex, Inc.
                    2.250%, 05/15/11                                          $   3,094,000
 8,050,000          Omnicare, Inc.
                    3.250%, 12/15/35                                              7,758,188
                                                                              -------------
                                                                                 29,964,938
                                                                              -------------
                    INDUSTRIALS (4.6%)
                    Alliant Techsystems, Inc.o
 7,800,000          2.750%, 02/15/24                                              8,375,250
 5,120,000          2.750%, 02/15/24*                                             5,497,600
 7,000,000          DRS Technologies, Inc.*
                    2.000%, 02/01/26                                              7,420,000
                                                                              -------------
                                                                                 21,292,850
                                                                              -------------
                    INFORMATION TECHNOLOGY (8.8%)
 4,500,000          Coherent, Inc.*
                    2.750%, 03/01/11                                              5,062,500
 4,500,000          Conexant Systems, Inc.*
                    4.000%, 03/01/26                                              4,578,750
 5,800,000          Euronet Worldwide, Inc.
                    3.500%, 10/15/25                                              6,858,500
 3,400,000          Finisar Corp.
                    2.500%, 10/15/10                                              4,925,750
 8,300,000          Hutchinson Technology, Inc.
                    3.250%, 01/15/26                                              8,725,375
 7,000,000          Open Solutions, Inc.
                    1.467%, 02/02/35                                              4,165,000
 5,550,000          Quantum Corp.
                    4.375%, 08/01/10                                              5,917,688
                                                                              -------------
                                                                                 40,233,563
                                                                              -------------
                    TOTAL CONVERTIBLE BONDS
                    (Cost $148,977,241)                                         159,358,870
                                                                              =============
SYNTHETIC CONVERTIBLE SECURITIES (28.4%)
CORPORATE BONDS (14.2%)
                    CONSUMER DISCRETIONARY (6.6%)
 5,000,000          Beazer Homes USA, Inc.
                    6.500%, 11/15/13                                              4,737,500
 2,500,000          Goodyear Tire & Rubber Company
                    7.857%, 08/15/11                                              2,456,250
 7,000,000          Houghton Mifflin Companyo
                    9.875%, 02/01/13                                              7,560,000
 3,000,000          Intrawest Corp.o
                    7.500%, 10/15/13                                              3,056,250
 4,875,000          Reader's Digest Association, Inc.o
                    6.500%, 03/01/11                                              4,887,188

               See accompanying Notes to Schedule of Investments

 112
      ANNUAL REPORT   Schedule of Investments

                                                      MARKET NEUTRAL INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 PRINCIPAL
  AMOUNT                                                                          VALUE
-------------------------------------------------------------------------------------------
$2,000,000          Warner Music Group
                    7.375%, 04/15/14                                          $   1,990,000
 5,700,000          WCI Communities, Inc.
                    7.875%, 10/01/13                                              5,486,250
                                                                              -------------
                                                                                 30,173,438
                                                                              -------------
                    CONSUMER STAPLES (1.3%)
 6,800,000          Spectrum Brands, Inc.o
                    8.500%, 10/01/13                                              6,324,000
                                                                              -------------
                    HEALTH CARE (5.0%)
 4,000,000          Biovail Corp.
                    7.875%, 04/01/10                                              4,100,000
 7,500,000          HCA, Inc.o
                    6.250%, 02/15/13                                              7,312,710
 4,600,000          Omnicare, Inc.
                    6.125%, 06/01/13                                              4,439,000
 7,000,000          Valeant Pharmaceuticals International
                    7.000%, 12/15/11                                              6,965,000
                                                                              -------------
                                                                                 22,816,710
                                                                              -------------
                    MATERIALS (1.3%)
 4,000,000          Arch Western Finance, LLC
                    6.750%, 07/01/13                                              3,990,000
 2,000,000          Westlake Chemical Corp.
                    6.625%, 01/15/16                                              1,987,500
                                                                              -------------
                                                                                  5,977,500
                                                                              -------------
                    TOTAL CORPORATE BONDS                                        65,291,648
                                                                              -------------

GOVERNMENT AGENCY SECURITIES (5.7%)
                    CONSUMER DISCRETIONARY (5.7%)
13,250,000          Federal Home Loan Mortgage Corp.
                    3.625%, 02/15/08                                             12,914,232
13,250,000          Federal National Mortgage Association
                    4.625%, 01/15/08                                             13,151,605
                                                                              -------------
                    TOTAL GOVERNMENT AGENCY SECURITIES                           26,065,837
                                                                              -------------

 NUMBER OF
 CONTRACTS                                                                        VALUE
-------------------------------------------------------------------------------------------
OPTIONS (8.5%)
                    CONSUMER DISCRETIONARY (0.5%)
     1,050          Abercrombie & Fitch Company#
                    Put, 01/20/07, Strike $65.00                              $   1,086,750
     2,150          Boyd Gaming Corp.#
                    Put, 01/20/07, Strike $40.00                                    333,250

               See accompanying Notes to Schedule of Investments

                                                                             113
                                   Schedule of Investments   ANNUAL REPORT

MARKET NEUTRAL INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 NUMBER OF
 CONTRACTS                                                                        VALUE
-------------------------------------------------------------------------------------------
       350          Getty Images, Inc.#
                    Call, 01/19/08, Strike $90.00                             $     238,000
     1,000          Omnicom Group, Inc.#
                    Put, 01/20/07, Strike $80.00                                    310,000
     3,000          Sirius Satellite Radio, Inc.#
                    Call, 01/19/08, Strike $7.50                                    255,000
                                                                              -------------
                                                                                  2,223,000
                                                                              -------------
                    ENERGY (1.2%)
       400          Anadarko Petroleum Corp.#
                    Call, 01/19/08, Strike $105.00                                  660,000
       990          BJ Services Company#
                    Call, 01/20/07, Strike $40.00                                   252,450
       900          Helix Energy Solutions, Inc.#
                    Call, 01/19/08, Strike $40.00                                   787,500
       850          Cooper Cameron Corp.#
                    Call, 01/19/08, Strike $42.50                                   803,250
     1,100          Maverick Tube Corp.#
                    Call, 01/20/07, Strike $45.00                                 1,380,500
     1,450          Pride International, Inc.#
                    Put, 01/20/07, Strike $25.00                                    148,625
       200          Ultra Petroleum Corp.#
                    Call, 01/19/08, Strike $70.00                                   293,000
       750          Weatherford International, Ltd.#
                    Call, 01/19/08, Strike $40.00                                   915,000
                                                                              -------------
                                                                                  5,240,325
                                                                              -------------
                    FINANCIALS (1.0%)
       400          Bear Stearns & Company#
                    Call, 01/19/08, Strike $130.00                                1,054,000
        90          Chicago Mercantile Exchange Holdings, Inc.#
                    Call, 01/19/08, Strike $400.00                                1,064,700
       600          Franklin Resources, Inc.#
                    Call, 01/20/07, Strike $95.00                                   540,000
     1,150          Knight Capital Group, Inc.#
                    Call, 01/19/08, Strike $12.50                                   442,750
     2,000          MGIC Investment Corp.#
                    Put, 01/20/07, Strike $60.00                                    520,000
       700          optionsXpress Holdings, Inc.#
                    Call, 01/20/07, Strike $25.00                                   486,500
     2,100          SunTrust Banks, Inc.#
                    Put, 01/20/07, Strike $70.00                                    582,750
                                                                              -------------
                                                                                  4,690,700
                                                                              -------------

               See accompanying Notes to Schedule of Investments

 114
      ANNUAL REPORT   Schedule of Investments

                                                      MARKET NEUTRAL INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 NUMBER OF
 CONTRACTS                                                                        VALUE
-------------------------------------------------------------------------------------------
                    HEALTH CARE (1.3%)
       965          Abgenix, Inc.#
                    Call, 01/19/08, Strike $12.50                             $     960,175
     1,250          Biovail Corp.#
                    Call, 01/19/08, Strike $25.00                                   656,250
     2,000          Emdeon Corp.#
                    Call, 01/19/08, Strike $10.00                                   595,000
       370          Express Scripts, Inc.#
                    Call, 01/19/08, Strike $90.00                                   612,350
       800          Fisher Scientific International Inc.#
                    Call, 01/19/08, Strike $70.00                                   776,000
       550          Gilead Sciences, Inc.#
                    Call, 01/19/08, Strike $60.00                                   822,250
       450          McKesson Corp.#
                    Call, 01/19/08, Strike $50.00                                   450,000
       420          Neurocrine Biosciences, Inc.#
                    Call, 01/19/08, Strike $60.00                                   720,300
       950          Regeneron Pharmaceuticals, Inc.#
                    Call, 01/19/08, Strike $20.00                                   441,750
                                                                              -------------
                                                                                  6,034,075
                                                                              -------------
                    INDUSTRIALS (0.7%)
       900          CSX Corp.#
                    Call, 01/19/08, Strike $55.00                                 1,098,000
       800          Monster Worldwide, Inc.#
                    Call, 01/19/08, Strike $50.00                                   872,000
     2,150          Quanta Services, Inc.#
                    Call, 01/19/08, Strike $12.50                                 1,118,000
                                                                              -------------
                                                                                  3,088,000
                                                                              -------------
                    INFORMATION TECHNOLOGY (3.8%)
     2,800          Adaptec, Inc.#
                    Call, 01/19/08, Strike $7.50                                    273,000
     5,100          BEA Systems, Inc.#
                    Call, 01/19/08, Strike $12.50                                 1,448,400
       750          Broadcom Corp.#
                    Call, 01/19/08, Strike $40.00                                   941,250
       900          CheckFree Corp.#
                    Call, 01/20/07, Strike $55.00                                   414,000
                    Cirrus Logic, Inc.#
     2,600          Call, 01/19/08, Strike $7.50                                    663,000
       500          Call, 01/20/07, Strike $7.50                                     91,250
     1,700          Citrix Systems, Inc.#
                    Call, 01/19/08, Strike $30.00                                 2,099,500
     1,600          CNET Networks, Inc.#
                    Call, 07/22/06, Strike $15.00                                   120,000

               See accompanying Notes to Schedule of Investments

                                                                             115
                                   Schedule of Investments   ANNUAL REPORT

MARKET NEUTRAL INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 NUMBER OF
 CONTRACTS                                                                        VALUE
-------------------------------------------------------------------------------------------
     1,150          Corning, Inc.#
                    Call, 01/19/08, Strike $25.00                             $     839,500
                    eBay, Inc.#
     1,000          Call, 01/20/07, Strike $57.50                                    55,000
       550          Call, 01/20/07, Strike $42.50                                   192,500
       500          Call, 01/20/07, Strike $40.00                                   235,000
                    Electronic Data Systems Corp.#
     1,400          Call, 01/19/08, Strike $30.00                                   406,000
       750          Call, 01/19/08, Strike $25.00                                   412,500
       500          F5 Networks, Inc.#
                    Call, 01/19/08, Strike $70.00                                 1,055,000
       650          Fair Isaac Corp.#
                    Call, 01/19/08, Strike $45.00                                   289,250
       660          FLIR Systems, Inc.#
                    Call, 01/20/07, Strike $30.00                                   206,250
       550          Internet Security Systems, Inc.#
                    Call, 01/19/08, Strike $25.00                                   250,250
     5,000          LSI Logic Corp.#
                    Call, 01/20/07, Strike $10.00                                 1,350,000
       375          Marvell Technology Group Ltd.#
                    Call, 01/19/08, Strike $65.00                                   367,500
     3,300          Micron Technology, Inc.#
                    Call, 01/20/07, Strike $15.00                                   660,000
     1,300          OmniVision Technologies, Inc.#
                    Call, 01/19/08, Strike $30.00                                 1,144,000
                    Openwave Systems, Inc.#
       700          Call, 01/19/08, Strike $25.00                                   294,000
       700          Call, 01/19/08, Strike $20.00                                   444,500
     1,900          Redback Networks, Inc.#
                    Call, 01/19/08, Strike $22.50                                 1,111,500
       250          Research In Motion, Ltd.#
                    Call, 01/19/08, Strike $60.00                                   863,750
     1,300          Sybase, Inc.#
                    Call, 01/20/07, Strike $20.00                                   360,750
     2,000          Vishay Intertechnology, Inc.#
                    Call, 01/19/08, Strike $15.00                                   510,000
       900          Yahoo!, Inc.#
                    Call, 01/19/08, Strike $35.00                                   477,000
                                                                              -------------
                                                                                 17,574,650
                                                                              -------------
                    TELECOMMUNICATION SERVICES (0.0%)
       800          Crown Castle International Corp.#
                    Put, 01/20/07, Strike $20.00                                     26,000
                                                                              -------------
                    TOTAL OPTIONS                                                38,876,750
                                                                              -------------
                    TOTAL SYNTHETIC CONVERTIBLE SECURITIES
                    (Cost $135,002,999)                                         130,234,235
                                                                              =============

               See accompanying Notes to Schedule of Investments

 116
      ANNUAL REPORT   Schedule of Investments

                                                      MARKET NEUTRAL INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 NUMBER OF
  SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (7.8%)
                    CONSUMER DISCRETIONARY (2.5%)
   390,000          Ford Motor Company Capital Trust IIo
                    6.500%                                                    $  11,719,500
                                                                              -------------
                    ENERGY (1.9%)
                    Chesapeake Energy Corp.
    53,000          5.000%                                                        5,618,000
    29,000          5.000%*                                                       3,074,000
                                                                              -------------
                                                                                  8,692,000
                                                                              -------------
                    INDUSTRIALS (2.1%)
    69,900          Northrop Grumman Corp.o
                    7.000%                                                        9,419,025
                                                                              -------------
                    TELECOMMUNICATION SERVICES (1.3%)
   110,000          Crown Castle International Corp.
                    6.250%                                                        5,912,500
                                                                              -------------
                    TOTAL CONVERTIBLE PREFERRED STOCKS
                    (Cost $38,963,484)                                           35,743,025
                                                                              =============
COMMON STOCKS (23.2%)
                    CONSUMER DISCRETIONARY (3.5%)
    31,500          Abercrombie & Fitch Company                                   1,836,450
    49,500          Boyd Gaming Corp.                                             2,472,030
    12,000          Carnival Corp.                                                  568,440
     5,300          Federated Department Stores, Inc.                               386,900
     5,100          Harrah's Entertainment, Inc.                                    397,596
    30,700          Home Depot, Inc.                                              1,298,610
    13,000          Lowe's Companies, Inc.                                          837,720
    24,500          McDonald's Corp.                                                841,820
    54,500          News Corp., Ltd.                                                957,020
     4,600          Nike, Inc.                                                      391,460
     9,800          Nordstrom, Inc.                                                 383,964
    30,000          Omnicom Group, Inc.                                           2,497,500
    16,300          Target Corp.                                                    847,763
    88,500          Time Warner, Inc.                                             1,485,915
    31,300          Walt Disney Company                                             872,957
                                                                              -------------
                                                                                 16,076,145
                                                                              -------------
                    CONSUMER STAPLES (2.0%)
    32,500          Altria Group, Inc.                                            2,302,950
    21,300          Coca-Cola Company                                               891,831
     7,300          Colgate-Palmolive Company                                       416,830
    22,800          PepsiCo, Inc.                                                 1,317,612
    39,800          Procter & Gamble Company                                      2,293,276

               See accompanying Notes to Schedule of Investments

                                                                             117
                                   Schedule of Investments   ANNUAL REPORT

MARKET NEUTRAL INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 NUMBER OF
  SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
     3,500          Reynolds American, Inc.                                   $     369,250
    34,500          Wal-Mart Stores, Inc.                                         1,629,780
                                                                              -------------
                                                                                  9,221,529
                                                                              -------------
                    ENERGY (2.5%)
    41,500          Chevron Corp.                                                 2,405,755
    32,384          ConocoPhillips                                                2,045,050
     6,200          Devon Energy (Chevron) Corp.                                    379,254
    52,050          Exxon Mobil Corp.                                             3,167,763
     4,300          Occidental Petroleum Corp.                                      398,395
    24,800          Pride International, Inc.#                                      773,263
    11,600          Schlumberger, Ltd.                                            1,468,212
    11,200          Valero Energy Corp.                                             669,536
                                                                              -------------
                                                                                 11,307,228
                                                                              -------------
                    FINANCIALS (6.3%)
    16,300          American Express Company                                        856,565
    27,100          American International Group, Inc.                            1,791,039
    48,900          Bank of America Corp.                                         2,226,906
    10,500          Bank of New York Company, Inc.                                  378,420
     5,400          Chubb Corp.                                                     515,376
     9,600          CIT Group, Inc.                                                 513,792
    48,300          Citigroup, Inc.                                               2,281,209
    15,400          Federal National Mortgage Association                           791,560
     6,600          Goldman Sachs Group, Inc.                                     1,035,936
     6,500          Hartford Financial Services Group, Inc.                         523,575
    36,700          J.P. Morgan Chase & Company                                   1,528,188
     5,800          Lehman Brothers Holdings, Inc.                                  838,274
    12,000          Merrill Lynch & Company, Inc.                                   945,120
    13,800          MetLife, Inc.                                                   667,506
    48,000          MGIC Investment Corp.                                         3,198,240
    14,000          Morgan Stanley                                                  879,480
     7,900          PNC Financial Services Group, Inc.                              531,749
     9,200          Prudential Financial, Inc.                                      697,452
    11,100          St. Paul Travelers Companies, Inc.                              463,869
     9,900          State Street Corp.                                              598,257
    65,500          SunTrust Banks, Inc.                                          4,765,780
     7,700          T Rowe Price Group, Inc.                                        602,217
    15,700          Wachovia Corp.                                                  879,985
    22,500          Wells Fargo & Company                                         1,437,075
                                                                              -------------
                                                                                 28,947,570
                                                                              -------------
                    HEALTH CARE (2.6%)
    19,800          Abbott Laboratories                                             840,906
     9,000          Aetna, Inc.                                                     442,260
    11,700          Amgen, Inc.#                                                    851,175

               See accompanying Notes to Schedule of Investments

 118
      ANNUAL REPORT   Schedule of Investments

                                                      MARKET NEUTRAL INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 NUMBER OF
  SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
    25,200          Bristol-Myers Squibb Company                              $     620,172
     2,900          Cigna Corp.                                                     378,798
    37,500          Johnson & Johnson                                             2,220,750
    14,300          Medtronic, Inc.                                                 725,725
    36,200          Merck & Company, Inc.                                         1,275,326
    91,600          Pfizer, Inc.                                                  2,282,672
    27,300          UnitedHealth Group, Inc.                                      1,524,978
    17,950          Wyeth                                                           870,934
                                                                              -------------
                                                                                 12,033,696
                                                                              -------------
                    INDUSTRIALS (2.5%)
    11,600          Boeing Company                                                  903,988
     4,800          Burlington Northern Santa Fe Corp.                              399,984
    13,200          Caterpillar, Inc.                                               947,892
     6,100          Danaher Corp.                                                   387,655
     4,700          Emerson Electric Company                                        393,061
     6,000          General Dynamics Corp.                                          383,880
    90,000          General Electric Company                                      3,130,200
     9,000          Honeywell International, Inc.                                   384,930
     5,400          Lockheed Martin Corp.                                           405,702
     7,200          Norfolk Southern Corp.                                          389,304
     8,800          Raytheon Company                                                403,392
     5,700          Rockwell Automation, Inc.                                       409,887
     6,100          Union Pacific Corp.                                             569,435
    19,000          United Parcel Service, Inc.                                   1,508,220
    14,800          United Technologies Corp.                                       857,956
                                                                              -------------
                                                                                 11,475,486
                                                                              -------------
                    INFORMATION TECHNOLOGY (3.0%)
    19,000          Automatic Data Processing, Inc.                                 867,920
    21,300          Electronic Data Systems Corp.                                   571,479
    11,000          First Data Corp.                                                515,020
    46,400          Hewlett-Packard Company                                       1,526,560
    93,500          Intel Corp.                                                   1,809,225
    15,700          International Business Machines Corp.                         1,294,779
   101,400          Microsoft Corp.                                               2,759,094
    54,000          Motorola, Inc.                                                1,237,140
    34,100          QUALCOMM, Inc.                                                1,725,801
    41,300          Texas Instruments, Inc.                                       1,341,011
                                                                              -------------
                                                                                 13,648,029
                                                                              -------------
                    MATERIALS (0.1%)
     5,700          Air Products and Chemicals, Inc.                                382,983
     9,300          Newmont Mining Corp.                                            482,577
                                                                              -------------
                                                                                    865,560
                                                                              -------------

               See accompanying Notes to Schedule of Investments

                                                                             119
                                   Schedule of Investments   ANNUAL REPORT

MARKET NEUTRAL INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 NUMBER OF
  SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
                    Telecommunication Services (0.3%)
    43,100          AT&T, Inc.                                                $   1,165,424
                                                                              -------------
                    UTILITIES (0.4%)
    15,600          Duke Energy Corp.#                                              454,740
    15,100          Exelon Corp.                                                    798,790
    13,700          TXU Corp.                                                       613,212
                                                                              -------------
                                                                                  1,866,742
                                                                              -------------
                    TOTAL COMMON STOCK
                    (Cost $104,845,621)                                         106,607,409
                                                                              =============

 NUMBER OF
 CONTRACTS                                                                        VALUE
-------------------------------------------------------------------------------------------
OPTIONS (0.0%)
                    FINANCIALS (0.0%)
                    S & P 500 Index#
    18,500          Put, 05/20/06, Strike $1,200.00                           $      43,475
     6,000          Put, 05/20/06, Strike $1,225.00                                  21,000
     3,000          Put, 04/22/06, Strike $1,185.00                                   1,350
                                                                              -------------
                    TOTAL OPTIONS
                    (Cost $76,359)                                                   65,825
                                                                              =============

 PRINCIPAL
  AMOUNT                                                                          VALUE
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (5.5%)
$20,000,000         UBS Finance, Inc.
                    4.770%, 04/03/06                                          $  19,994,700
 5,354,000          Citigroup, Inc.
                    4.770%, 04/03/06                                              5,352,581
                                                                              -------------
                    TOTAL SHORT-TERM INVESTMENTS
                    (Cost $25,347,281)                                           25,347,281
                                                                              =============
TOTAL INVESTMENTS (99.6%)
  (Cost $453,212,985)                                                           457,356,645
                                                                              =============

 NUMBER OF
  SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
COMMON STOCKS SOLD SHORT (-36.6%)
                    CONSUMER DISCRETIONARY (-4.7%)
  (229,000)         ArvinMeritor, Inc.                                        $  (3,414,390)
   (35,650)         CSK Auto, Inc.                                                 (494,466)
   (60,000)         Dick's Sporting Goods, Inc.                                  (2,380,200)
  (600,500)         Ford Motor Company                                           (4,779,980)
   (15,750)         Getty Images, Inc.                                           (1,179,360)
  (189,000)         JAKKS Pacific, Inc.                                          (5,053,860)
   (59,300)         Navigant International, Inc.                                   (728,204)

               See accompanying Notes to Schedule of Investments

 120
      ANNUAL REPORT   Schedule of Investments

                                                      MARKET NEUTRAL INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 NUMBER OF
  SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
   (53,000)         Pantry, Inc.                                              $  (3,306,670)
   (90,000)         Sirius Satellite Radio, Inc.                                   (457,200)
                                                                              -------------
                                                                                (21,794,330)
                                                                              -------------
                    ENERGY (-4.7%)
   (18,000)         Anadarko Petroleum Corp.                                     (1,818,180)
   (14,700)         BJ Services Company                                            (508,620)
  (119,600)         Chesapeake Energy Corp.                                      (3,756,636)
   (42,500)         Cooper Cameron, Corp.                                        (1,873,400)
  (234,000)         Hanover Compressor Company                                   (4,357,080)
   (40,500)         Helix Energy Solutions Group, Inc.                           (1,534,950)
   (66,000)         Maverick Tube Corp.                                          (3,497,340)
    (9,000)         Ultra Petroleum Corp.                                          (560,790)
   (37,500)         Weatherford International, Ltd.                              (1,715,625)
   (89,500)         Willbros Group, Inc.                                         (1,820,430)
                                                                              -------------
                                                                                (21,443,051)
                                                                              -------------
                    FINANCIALS (-4.5%)
  (335,000)         American Equity Investment Life Holding Company              (4,803,900)
   (78,900)         BankUnited Financial Corp.                                   (2,133,456)
   (18,250)         Bear Stearns & Company                                       (2,531,275)
    (4,700)         Chicago Mercantile Exchange Holdings, Inc.                   (2,103,250)
   (59,200)         CompuCredit Corp.                                            (2,179,152)
   (27,000)         Encore Capital Group, Inc.                                     (398,250)
   (24,000)         Franklin Resources, Inc.                                     (2,261,760)
   (57,300)         Knight Capital Group, Inc.                                     (798,189)
   (38,500)         optionsXpress Holdings, Inc.                                 (1,119,580)
   (29,000)         Prudential Financial, Inc.                                   (2,198,490)
                                                                              -------------
                                                                                (20,527,302)
                                                                              -------------
                    HEALTH CARE (-5.3%)
   (52,800)         Abgenix, Inc.                                                (1,188,000)
  (152,100)         BioMarin Pharmaceutical, Inc.                                (2,041,181)
   (56,250)         Biovail Corp.                                                (1,369,688)
   (40,200)         Edwards Lifesciences Corp.                                   (1,748,700)
  (110,000)         Emdeon Corp.                                                 (1,188,000)
   (16,650)         Express Scripts, Inc.                                        (1,463,535)
   (36,000)         Fisher Scientific International, Inc.                        (2,449,800)
   (24,750)         Gilead Sciences, Inc.                                        (1,539,945)
   (76,000)         Henry Schein, Inc.                                           (3,637,360)
   (24,750)         McKesson Corp.                                               (1,290,218)
  (105,000)         Medarex, Inc.                                                (1,388,100)
   (21,000)         Neurocrine Biosciences, Inc.                                 (1,355,340)

               See accompanying Notes to Schedule of Investments

                                                                             121
                                   Schedule of Investments   ANNUAL REPORT

MARKET NEUTRAL INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 NUMBER OF
  SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
   (52,800)         Omnicare, Inc.                                            $  (2,903,472)
   (43,000)         Regeneron Pharmaceuticals, Inc.                                (715,090)
                                                                              -------------
                                                                                (24,278,429)
                                                                              -------------
                    INDUSTRIALS (-4.4%)
   (71,100)         Alliant Techsystems, Inc.                                    (5,486,787)
   (54,000)         CSX Corp.                                                    (3,229,200)
   (60,000)         DRS Technologies, Inc.                                       (3,292,200)
   (36,000)         Monster Worldwide, Inc.                                      (1,794,960)
   (62,105)         Northrop Grumman Corp.                                       (4,241,150)
  (129,000)         Quanta Services, Inc.                                        (2,066,580)
                                                                              -------------
                                                                                (20,110,877)
                                                                              -------------
                    INFORMATION TECHNOLOGY (-12.5%)
  (112,000)         Adaptec, Inc.                                                  (619,360)
  (281,000)         BEA Systems, Inc.                                            (3,689,530)
   (41,250)         Broadcom Corp.                                               (1,780,350)
   (36,000)         CheckFree Corp.                                              (1,818,000)
  (134,000)         Cirrus Logic, Inc.                                           (1,136,320)
   (98,600)         Citrix Systems, Inc.                                         (3,736,940)
   (40,000)         CNET Networks, Inc.                                            (568,400)
   (63,000)         Coherent, Inc.                                               (2,211,930)
  (504,000)         Conexant Systems, Inc.                                       (1,738,800)
   (63,300)         Corning, Inc.                                                (1,703,403)
   (71,750)         eBay, Inc.                                                   (2,802,555)
   (96,750)         Electronic Data Systems Corp.                                (2,595,802)
   (77,750)         Euronet Worldwide, Inc.                                      (2,941,282)
   (22,500)         F5 Networks, Inc.                                            (1,631,025)
   (32,500)         Fair Isaac Corp.                                             (1,287,650)
  (645,550)         Finisar Corp.                                                (3,195,473)
  (127,500)         Hutchinson Technology, Inc.                                  (3,846,675)
   (22,000)         Internet Security Systems, Inc.                                (527,560)
  (150,000)         LSI Logic Corp.                                              (1,734,000)
   (18,750)         Marvell Technology Group, Ltd.                               (1,014,375)
  (165,000)         Micron Technology, Inc.                                      (2,428,800)
   (58,500)         OmniVision Technologies, Inc.                                (1,766,700)
   (84,000)         Open Solutions, Inc.                                         (2,294,040)
   (70,000)         Openwave Systems, Inc.                                       (1,510,600)
  (563,500)         Quantum Corp.                                                (2,107,490)
   (78,000)         Redback Networks, Inc.                                       (1,691,820)
   (13,750)         Research In Motion, Ltd.                                     (1,167,100)
   (65,000)         Sybase, Inc.                                                 (1,372,800)

               See accompanying Notes to Schedule of Investments

 122
      ANNUAL REPORT   Schedule of Investments

                                                      MARKET NEUTRAL INCOME FUND
 SCHEDULE OF INVESTMENTS MARCH 31, 2006

 NUMBER OF
  SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
   (95,000)         Vishay Intertechnology, Inc.                              $  (1,352,800)
   (40,500)         Yahoo!, Inc.                                                 (1,306,530)
                                                                              -------------
                                                                                (57,578,110)
                                                                              -------------
                    TELECOMMUNICATION SERVICES (-0.5%)
   (80,000)         Crown Castle International Corp.                             (2,268,000)
                                                                              -------------
TOTAL COMMON STOCKS SOLD SHORT
  (Cost $151,964,483)                                                          (168,000,099)
                                                                              =============

 NUMBER OF
 CONTRACTS                                                                        VALUE
-------------------------------------------------------------------------------------------
WRITTEN OPTIONS (-0.2%)
                    FINANCIALS (-0.2%)
      (250)         MGIC Investment Corp.#
                    Call, 06/17/06 Strike $65.00                              $     (97,500)
      (400)         SunTrust Banks, Inc.#
                    Call, 07/22/06, Strike $75.00                                   (84,000)
                    S&P 500 Index#
   (22,000)         Call, 04/22/06, Strike $1,290.00                               (378,400)
   (12,000)         Call, 05/20/06, Strike $1,300.00                               (240,000)
    (8,000)         Call, 04/22/06, Strike $1,315.00                                (44,000)
    (7,000)         Call, 04/22/06, Strike $1,310.00                                (50,400)
    (4,500)         Call, 04/22/06, Strike $1,295.00                                (63,900)
    (4,000)         Call, 05/20/06, Strike $1,315.00                                (59,200)
    (3,500)         Call, 05/20/06, Strike $1,330.00                                (24,850)
                                                                              -------------
                                                                                 (1,042,250)
                                                                              -------------
                    HEALTH CARE (0.0%)
      (300)         Medarex, Inc.#
                    Call, 05/20/06, Strike $15.00                                   (12,750)
                                                                              -------------
TOTAL WRITTEN OPTIONS
  (Premium $1,134,265)                                                           (1,055,000)
                                                                              =============
RESTRICTED CASH FOR SHORT POSITIONS                                             164,423,307
OTHER ASSETS, LESS LIABILITIES (37.2%)                                            6,690,835
                                                                              -------------
NET ASSETS (100.0%)                                                           $ 459,415,688
                                                                              =============

NOTES TO SCHEDULE OF INVESTMENTS
* Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted or excepted from such registration requirements. At March 31, 2006, the market value of 144A securities that could not be exchanged to the registered form is $36,169,000 or 7.9% of net assets.
# Non-income producing security.
o Security, or portion of security, is held in a segregated account as collateral for securities sold short aggregating a total market value of $95,433,329.
++ Variable rate security. The interest rate shown is the rate in effect at March 31, 2006.

                 See accompanying Notes to Financial Statements

                                                                             123
                                   Schedule of Investments   ANNUAL REPORT

 STATEMENT OF ASSETS AND LIABILITIES

                                                                                   INTERNATIONAL
MARCH 31, 2006                     GROWTH FUND     BLUE CHIP FUND    VALUE FUND     GROWTH FUND
----------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost
  $18,885,955,067,
  $136,098,173, $138,147,276,
  $193,368,555, respectively)-   $23,231,519,335    $153,439,999    $156,326,226   $230,268,438
Cash with custodian (interest
  bearing)                            33,324,053             964           2,089          5,144
Foreign currency (cost
  $2,565,662)                                 --              --              --      2,561,651
Accrued interest and dividends         5,297,026         153,859         230,511        499,969
Receivable for investments sold       15,126,024         845,196              --             --
Receivable for Fund shares sold       68,854,180          74,331         237,574      2,865,026
Prepaid expenses                          95,523          17,993           6,404          8,603
Other assets                              89,904          17,433          25,519          7,512
----------------------------------------------------------------------------------------------------
      Total assets                23,354,306,045     154,549,775     156,828,323    236,216,343
----------------------------------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
PAYABLES:
  Cash collateral for
    securities on loan             3,218,542,383      18,135,788      32,987,010             --
  Investments purchased               58,003,967              --              --      5,397,398
  Fund shares redeemed                39,762,147         123,282          77,323        146,291
  AFFILIATES:
    Investment advisory fees          12,977,791         115,072         104,050        211,216
    Distribution fees                    746,860           3,838           3,936          6,669
    Deferred compensation to
      Trustees                            89,904          17,433          25,519          7,512
    Financial accounting fees            184,273           1,278           1,154          2,042
    Trustees fees and officer
      compensation                         6,860           1,586           1,582            277
Accounts payable and accrued
  liabilities                          5,677,131          34,659          39,299         74,895
----------------------------------------------------------------------------------------------------
      Total liabilities            3,335,991,316      18,432,936      33,239,873      5,846,300
----------------------------------------------------------------------------------------------------
      NET ASSETS                 $20,018,314,729    $136,116,839    $123,588,450   $230,370,043
====================================================================================================
ANALYSIS OF NET ASSETS
Paid in capital                   15,045,010,563     118,599,210     100,831,599    192,010,804
Undistributed net investment
  income (loss)                         (291,991)          6,685         (30,674)       485,711
Accumulated net realized gain
  (loss) on investments,
  options and foreign currency
  transactions                       628,031,889         169,118       4,610,300        976,077
Unrealized appreciation
  (depreciation) of
  investments, options and
  foreign currency translations    4,345,564,268      17,341,826      18,177,225     36,897,451
----------------------------------------------------------------------------------------------------
      NET ASSETS                 $20,018,314,729    $136,116,839    $123,588,450   $230,370,043
====================================================================================================

                 See accompanying Notes to Financial Statements

 124
      ANNUAL REPORT   Statement of Assets and Liabilities

 STATEMENT OF ASSETS AND LIABILITIES

                                                                                   INTERNATIONAL
MARCH 31, 2006                     GROWTH FUND     BLUE CHIP FUND    VALUE FUND     GROWTH FUND
----------------------------------------------------------------------------------------------------
CLASS A SHARES (no par value: unlimited number of shares authorized)(+)
Net assets applicable to shares
  outstanding                    $14,242,247,294    $ 95,551,711    $ 95,264,317   $127,471,492
Shares outstanding                   244,245,468       7,882,398       7,311,771      9,731,693
Net asset value and redemption
  price per share                $         58.31    $      12.12    $      13.03   $      13.10
----------------------------------------------------------------------------------------------------
Maximum offering price per
  share (Net asset value, plus
  4.99% of net asset value or
  4.75% of offering price)       $         61.22    $      12.72    $      13.68   $      13.75
----------------------------------------------------------------------------------------------------
CLASS B SHARES (no par value: unlimited number of shares authorized)**(+)
Net assets applicable to shares
  outstanding                    $ 1,424,960,165    $  8,451,547    $  9,204,567   $ 11,928,109
Shares outstanding                    23,786,433         708,845         729,894        916,353
Net asset value, offering price
  and redemption price per
  share                          $         59.91    $      11.92    $      12.61   $      13.02
----------------------------------------------------------------------------------------------------
CLASS C SHARES (no par value: unlimited number of shares authorized)**(+)
Net assets applicable to shares
  outstanding                    $ 4,152,698,431    $ 14,232,757    $ 14,999,119   $ 38,959,152
Shares outstanding                    74,735,722       1,193,181       1,190,139      2,997,059
Net asset value, offering price
  and redemption price per
  share                          $         55.57    $      11.93    $      12.60   $      13.00
----------------------------------------------------------------------------------------------------
CLASS I SHARES (no par value: unlimited number of shares authorized)(+)
Net assets applicable to shares
  outstanding                    $   198,408,839    $ 17,880,824    $  4,120,447   $ 52,011,290
Shares outstanding                     3,196,907       1,467,018         312,578      3,966,597
Net asset value, offering price
  and redemption price per
  share                          $         62.06    $      12.19    $      13.18   $      13.11
----------------------------------------------------------------------------------------------------

- Including securities on loan with a value of $3,138,044,414, $17,584,877, and $32,034,737 for the Growth Fund, Blue Chip Fund, and Value Fund, respectively.
** Redemption price may be reduced by contingent deferred sales charge.
(+) Redemption price may be reduced by a redemption fee.

                 See accompanying Notes to Financial Statements

                                                                             125
                       Statement of Assets and Liabilities   ANNUAL REPORT

 STATEMENT OF ASSETS AND LIABILITIES

                              GLOBAL GROWTH AND     GROWTH AND      HIGH YIELD     CONVERTIBLE
MARCH 31, 2006                   INCOME FUND       INCOME FUND         FUND            FUND
----------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost
  $625,951,078,
  $6,354,260,099,
  $265,548,185,
  $982,197,233,
  respectively)-                $715,520,965      $7,376,085,810   $278,780,823   $1,103,598,905
Cash with custodian
  (interest bearing)                 528,094              45,323      2,146,823            3,846
Restricted cash for open
  options (interest bearing)              --                  --        150,000               --
Foreign currency (cost
  $11,802,275, $24,525,847,
  $4,691,219)                     11,800,582          24,520,668             --        4,690,403
Net unrealized appreciation
  on forward foreign
  currency contracts               6,251,324                  --             --        1,507,581
Accrued interest and
  dividends                        2,404,739          19,324,738      4,319,122        3,312,695
Receivable for investments
  sold                               296,151          48,269,157         30,429       15,216,325
Receivable for Fund shares
  sold                             4,977,890          25,093,676        741,797           19,460
Prepaid expenses                       8,826              31,451          9,631               --
Other assets                          28,422              47,394         27,694           30,886
----------------------------------------------------------------------------------------------------
      Total assets               741,816,993       7,493,418,217    286,206,319    1,128,380,101
----------------------------------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
PAYABLES:
  Cash collateral for
    securities on loan            29,600,189       1,089,215,116     32,912,022      163,650,885
  Investments purchased           21,215,500          57,922,548      1,055,337       17,954,875
  Fund shares redeemed               505,076           6,878,799        601,195        1,858,932
  AFFILIATES:
    Investment advisory fees         562,031           3,480,175        149,500          586,039
    Distribution fees                 30,149             300,932         11,127           50,777
    Deferred compensation to
      Trustees                        28,422              47,394         27,694           30,886
    Financial accounting
      fees                             6,268              58,371          2,217            8,934
    Trustees fees and
      officer compensation             1,718               3,213          1,611            1,814
Accounts payable and accrued
  liabilities                        190,448           1,621,287         66,898          259,126
----------------------------------------------------------------------------------------------------
      Total liabilities           52,139,801       1,159,527,835     34,827,601      184,402,268
----------------------------------------------------------------------------------------------------
      NET ASSETS                $689,677,192      $6,333,890,382   $251,378,718   $  943,977,833
====================================================================================================
ANALYSIS OF NET ASSETS
Paid in capital                  573,231,486       5,103,886,800    233,580,256      806,099,484
Undistributed net investment
  income (loss)                   (2,232,381)        (33,709,334)     3,807,567       (7,916,320)
Accumulated net realized
  gain (loss) on
  investments, options and
  foreign currency
  transactions                    22,875,245         241,882,084        763,361       22,882,867
Unrealized appreciation
  (depreciation) of
  investments, options and
  foreign currency
  translations                    95,802,842       1,021,830,832     13,227,534      122,911,802
----------------------------------------------------------------------------------------------------
      NET ASSETS                $689,677,192      $6,333,890,382   $251,378,718   $  943,977,833
====================================================================================================

                 See accompanying Notes to Financial Statements

 126
      ANNUAL REPORT   Statement of Assets and Liabilities

 STATEMENT OF ASSETS AND LIABILITIES

                              GLOBAL GROWTH AND     GROWTH AND      HIGH YIELD     CONVERTIBLE
MARCH 31, 2006                   INCOME FUND       INCOME FUND         FUND            FUND
----------------------------------------------------------------------------------------------------
CLASS A SHARES (no par value: unlimited number of shares authorized)(+)
Net assets applicable to
  shares outstanding            $387,476,461      $3,352,933,660   $152,382,218   $  400,392,430
Shares outstanding                38,049,557         102,735,177     14,066,595       20,042,798
Net asset value and
  redemption price per share    $      10.18      $        32.64   $      10.83   $        19.98
----------------------------------------------------------------------------------------------------
Maximum offering price per
  share (Net asset value,
  plus 4.99% of net asset
  value or 4.75% of offering
  price)                        $      10.69      $        34.27   $      11.37   $        20.98
----------------------------------------------------------------------------------------------------
CLASS B SHARES (no par value: unlimited number of shares authorized)**(+)
Net assets applicable to
  shares outstanding            $ 52,547,199      $  742,720,694   $ 31,960,465   $  171,281,862
Shares outstanding                 4,971,054          20,547,663      2,879,337        7,479,173
Net asset value, offering
  price and redemption price
  per share                     $      10.57      $        36.15   $      11.10   $        22.90
----------------------------------------------------------------------------------------------------
CLASS C SHARES (no par value: unlimited number of shares authorized)**(+)
Net assets applicable to
  shares outstanding            $221,121,539      $2,095,534,493   $ 65,089,346   $  345,999,759
Shares outstanding                22,133,353          63,919,676      5,891,640       17,306,818
Net asset value, offering
  price and redemption price
  per share                     $       9.99      $        32.78   $      11.05   $        19.99
----------------------------------------------------------------------------------------------------
CLASS I SHARES (no par value: unlimited number of shares authorized)(+)
Net assets applicable to
  shares outstanding            $ 28,531,993      $  142,701,535   $  1,946,689   $   26,303,782
Shares outstanding                 2,787,767           4,450,694        179,664        1,383,647
Net asset value, offering
  price and redemption price
  per share                     $      10.23      $        32.06   $      10.84   $        19.01
----------------------------------------------------------------------------------------------------

- Including securities on loan with a value of $28,950,503, $1,060,654,441, $31,611,658, and $159,984,113 for the Global Growth and Income Fund, Growth and Income Fund, High Yield Fund, and Convertible Fund, respectively.
** Redemption price may be reduced by contingent deferred sales charge.
(+) Redemption price may be reduced by a redemption fee.

                 See accompanying Notes to Financial Statements

                                                                             127
                       Statement of Assets and Liabilities   ANNUAL REPORT

 STATEMENT OF ASSETS AND LIABILITIES

                                                              MARKET NEUTRAL
MARCH 31, 2006                                                 INCOME FUND
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $453,212,985)                      $457,356,645
Cash with custodian (interest bearing)                            9,098,557
Restricted cash for open options (interest bearing)                 150,000
Restricted cash for short positions (interest bearing)          164,423,307
Accrued interest and dividends                                    3,817,086
Receivable for investments sold                                   5,371,112
Receivable for Fund shares sold                                  14,825,772
Prepaid expenses                                                      5,793
Other assets                                                         28,244
--------------------------------------------------------------------------------
      Total assets                                              655,076,516
--------------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
Common stocks sold short, at value (proceeds $151,964,483)      168,000,099
Options written, at value (proceeds $1,134,265)                   1,055,000
PAYABLES:
  Investments purchased                                          25,397,626
  Fund shares redeemed                                              821,768
  AFFILIATES:
    Investment advisory fees                                        263,161
    Distribution fees                                                21,145
    Deferred compensation to Trustees                                28,244
    Financial accounting fees                                         3,948
    Trustees fees and officer compensation                            1,639
Accounts payable and accrued liabilities                             68,198
--------------------------------------------------------------------------------
      Total liabilities                                         195,660,828
--------------------------------------------------------------------------------
      NET ASSETS                                               $459,415,688
================================================================================
ANALYSIS OF NET ASSETS
Paid in capital                                                 493,753,289
Undistributed net investment income (loss)                        3,392,524
Accumulated net realized gain (loss) on investments and
  options                                                       (25,917,433)
Unrealized appreciation (depreciation) of investments and
  options                                                       (11,812,692)
--------------------------------------------------------------------------------
      NET ASSETS                                               $459,415,688
================================================================================

                 See accompanying Notes to Financial Statements

 128
      ANNUAL REPORT   Statement of Assets and Liabilities

 STATEMENT OF ASSETS AND LIABILITIES

                                                              MARKET NEUTRAL
MARCH 31, 2006                                                 INCOME FUND
--------------------------------------------------------------------------------
CLASS A SHARES (no par value: unlimited number of shares authorized)(+)
Net assets applicable to shares outstanding                    $254,291,869
Shares outstanding                                               20,072,533
Net asset value and redemption price per share                 $      12.67
--------------------------------------------------------------------------------
Maximum offering price per share (Net asset value, plus
  4.99% of net asset value or 4.75% of offering price)         $      13.30
--------------------------------------------------------------------------------
CLASS B SHARES (no par value: unlimited number of shares authorized)**(+)
Net assets applicable to shares outstanding                    $ 35,076,105
Shares outstanding                                                2,661,213
Net asset value, offering price and redemption price per
  share                                                        $      13.18
--------------------------------------------------------------------------------
CLASS C SHARES (no par value: unlimited number of shares authorized)**(+)
Net assets applicable to shares outstanding                    $162,217,508
Shares outstanding                                               12,647,471
Net asset value, offering price and redemption price per
  share                                                        $      12.83
--------------------------------------------------------------------------------
CLASS I SHARES (no par value: unlimited number of shares authorized)(+)
Net assets applicable to shares outstanding                    $  7,830,206
Shares outstanding                                                  623,095
Net asset value, offering price and redemption price per
  share                                                        $      12.57
--------------------------------------------------------------------------------

** Redemption price may be reduced by contingent deferred sales charge. (+) Redemption price may be reduced by a redemption fee.

                 See accompanying Notes to Financial Statements

                                                                             129
                       Statement of Assets and Liabilities   ANNUAL REPORT

 STATEMENT OF OPERATIONS

                                                                                   INTERNATIONAL
YEAR ENDED MARCH 31, 2006           GROWTH FUND     BLUE CHIP FUND   VALUE FUND     GROWTH FUND
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                           $    1,697,144    $    75,528     $    79,414    $   317,804
Dividends                             104,180,338      1,815,158       1,725,564      2,649,508
Securities lending income               3,628,439         12,618          12,662             --
----------------------------------------------------------------------------------------------------
      Total investment income*        109,505,921      1,903,304       1,817,640      2,967,312
----------------------------------------------------------------------------------------------------
EXPENSES
Investment advisory fees
      Base fees                       133,121,436      1,179,346       1,155,286      1,227,929
      Performance fees**                                                                 28,560
Distribution fees
      Class A                          29,959,263        216,746         222,144        233,087
      Class B                          12,474,110         84,458          89,077         43,923
      Class C                          35,156,874        138,094         140,456        109,077
Financial accounting fees               1,905,214         13,267          13,015         13,893
Transfer agent fees                    18,084,580         71,873          81,772         54,354
Accounting fees                           710,844         25,045          25,790         26,301
Audit and legal fees                      594,757         31,966          28,616         32,090
Custodian fees                            673,691         10,827          14,591         86,507
Printing and mailing fees               3,843,593         10,717          11,820         14,166
Registration fees                         666,496         57,566          56,911         34,349
Trustees' fees and officer
  compensation                            286,131         13,885          13,833         15,452
Offering fees                                  --             --              --        121,742
Other                                     431,013          9,343           9,821         24,047
----------------------------------------------------------------------------------------------------
      Total expenses                  237,908,002      1,863,133       1,863,132      2,065,477
----------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME
        (LOSS)                       (128,402,081)        40,171         (45,492)       901,835
====================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) FROM:
Investments                           933,947,228      1,269,737       7,254,628        975,657
Foreign currency transactions                  --             --          (6,094)       113,244
CHANGE IN NET UNREALIZED
  APPRECIATION/DEPRECIATION ON:
Investments                         2,574,467,696     11,042,032       6,682,886     38,351,830
Foreign currency translations                  --             --          (2,443)        (1,623)
----------------------------------------------------------------------------------------------------
      NET GAIN (LOSS) ON
        INVESTMENTS                 3,508,414,924     12,311,769      13,928,977     39,439,108
====================================================================================================
      NET INCREASE (DECREASE) IN
        NET ASSETS RESULTING FROM
        OPERATIONS                 $3,380,012,843    $12,351,940     $13,883,485    $40,340,943
====================================================================================================

* Net of foreign taxes withheld of $660,427, $51,002, and $261,046 for the Growth Fund, Value Fund, and International Growth Fund respectively.
** Performance based fees are only in effect for the International Growth Fund.

                 See accompanying Notes to Financial Statements

 130
      ANNUAL REPORT   Statement of Operations

 STATEMENT OF OPERATIONS

                                      GLOBAL
                                    GROWTH AND     GROWTH AND                      CONVERTIBLE
YEAR ENDED MARCH 31, 2006          INCOME FUND    INCOME FUND    HIGH YIELD FUND       FUND
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                           $ 8,223,710    $85,431,504      $12,776,770     $ 20,503,412
Dividends                            3,577,236     42,269,031        1,948,174        9,775,674
Securities lending income              146,080      1,698,414          137,093          307,399
---------------------------------------------------------------------------------------------------
      Total investment income*      11,947,026    129,398,949       14,862,037       30,586,485
---------------------------------------------------------------------------------------------------
EXPENSES
Investment advisory fees             4,368,837     36,194,328        1,616,412        7,450,743
Distribution fees
      Class A                          624,056      7,123,592          284,754        1,104,528
      Class B                          343,323      6,793,225          318,494        1,824,771
      Class C                        1,401,962     18,065,732          679,496        3,753,485
Financial accounting fees               49,260        616,496           24,267          116,080
Transfer agent fees                    372,296      4,905,574          176,852          897,997
Accounting fees                         33,733        241,548           27,125           61,765
Audit and legal fees                    44,001        269,565           33,992           64,228
Custodian fees                         107,107        325,084           19,025           61,515
Printing and mailing fees               80,536      1,014,046           36,546          185,066
Registration fees                       99,026        246,838           70,249           59,438
Trustees' fees and officer
  compensation                          19,277        100,167           15,338           28,236
Other                                   26,000        146,409           13,264           36,836
---------------------------------------------------------------------------------------------------
      Total expenses                 7,569,414     76,042,604        3,315,814       15,644,688
---------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME
        (LOSS)                       4,377,612     53,356,345       11,546,223       14,941,797
===================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) FROM:
Investments                         27,881,030    342,580,488        3,503,315      100,915,771
Foreign currency transactions        7,751,194         67,141           15,239        2,023,313
CHANGE IN NET UNREALIZED
  APPRECIATION/DEPRECIATION ON:
Investments                         60,688,016    414,891,627        3,008,803      (18,293,294)
Foreign currency translations        7,748,238           (535)         (10,719)       2,135,504
---------------------------------------------------------------------------------------------------
      NET GAIN (LOSS) ON
        INVESTMENTS                104,068,478    757,538,721        6,516,638       86,781,294
===================================================================================================
      NET INCREASE (DECREASE) IN
        NET ASSETS RESULTING FROM
        OPERATIONS                 $108,446,090   $810,895,066     $18,062,861     $101,723,091
===================================================================================================

* Net of foreign taxes withheld of $262,362 and $761,144 for the Global Growth and Income Fund and Growth and Income Fund, respectively.

                 See accompanying Notes to Financial Statements

                                                                             131
                                   Statement of Operations   ANNUAL REPORT

 STATEMENT OF OPERATIONS

                                                              MARKET NEUTRAL
YEAR ENDED MARCH 31, 2006                                      INCOME FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                       $ 19,349,516
Dividends                                                         1,959,425
--------------------------------------------------------------------------------
      Total investment income*                                   21,308,941
--------------------------------------------------------------------------------
EXPENSES
Investment advisory fees                                          2,704,181
Distribution fees
      Class A                                                       491,252
      Class B                                                       344,163
      Class C                                                     1,066,195
Financial accounting fees                                            40,556
Transfer agent fees                                                 220,518
Accounting fees                                                      32,411
Audit and legal fees                                                 43,810
Custodian fees                                                       20,917
Printing and mailing fees                                            36,217
Registration fees                                                    59,121
Trustees' fees and officer compensation                              17,482
Dividend expense on short positions                               1,558,414
Other                                                                18,870
--------------------------------------------------------------------------------
      Total expenses                                              6,654,107
--------------------------------------------------------------------------------
      NET INVESTMENT INCOME (LOSS)                               14,654,834
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) FROM:
Investments                                                      14,557,826
Written options                                                     113,654
Short positions                                                 (24,689,358)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                      10,381,022
Written options                                                      79,265
Short positions                                                    (710,015)
--------------------------------------------------------------------------------
      NET GAIN (LOSS) ON INVESTMENTS                               (267,606)
================================================================================
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
        OPERATIONS                                             $ 14,387,228
================================================================================

*  Net of foreign taxes withheld of $108 for the Market Neutral Income Fund.

                 See accompanying Notes to Financial Statements

 132
      ANNUAL REPORT   Statement of Operations

 STATEMENT OF CHANGES IN NET ASSETS

                                             GROWTH FUND                      BLUE CHIP FUND
-----------------------------------------------------------------------------------------------------
                                             Year Ended                         Year Ended
                                  March 31, 2006    March 31, 2005    March 31, 2006   March 31, 2005
-----------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)      $  (128,402,081)  $  (107,830,319)   $     40,171     $    69,171
Net realized gain (loss) from
  investments, options and
  foreign currency transactions       933,947,228       479,472,890       1,269,737      (1,080,721)
Change in net unrealized
  appreciation/depreciation on
  investments, options and
  foreign currency translations     2,574,467,696       179,911,253      11,042,032       6,050,699
-----------------------------------------------------------------------------------------------------
      Net increase (decrease) in
        net assets resulting
        from operations             3,380,012,843       551,553,824      12,351,940       5,039,149
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
NET INVESTMENT INCOME
      Class A                                  --                --              --         (63,962)
      Class B                                  --                --              --              --
      Class C                                  --                --              --              --
      Class I                                  --                --              --          (4,058)
NET REALIZED GAINS
      Class A                        (521,184,284)      (24,554,337)             --              --
      Class B                         (52,244,348)       (2,726,788)             --              --
      Class C                        (158,775,320)       (7,655,607)             --              --
      Class I                          (6,687,294)         (416,810)             --              --
-----------------------------------------------------------------------------------------------------
      Total distributions            (738,891,246)      (35,353,542)             --         (68,020)
CAPITAL SHARE TRANSACTIONS          2,910,618,652     5,405,164,139      24,713,790      55,438,181
=====================================================================================================
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                            5,551,740,249     5,921,364,421      37,065,730      60,409,310
=====================================================================================================
NET ASSETS
Beginning of period               $14,466,574,480   $ 8,545,210,059    $ 99,051,109     $38,641,799
=====================================================================================================
End of period                      20,018,314,729    14,466,574,480     136,116,839      99,051,109
=====================================================================================================
Undistributed net investment
  income (loss)                   $      (291,991)  $       (17,759)   $      6,685     $   (31,561)

                 See accompanying Notes to Financial Statements

                                                                             133
                        Statement of Changes in Net Assets   ANNUAL REPORT

 STATEMENT OF CHANGES IN NET ASSETS

                                                VALUE FUND                 INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------------------------------
                                                Year Ended                Year Ended      Period Ended
                                      March 31, 2006   March 31, 2005   March 31, 2006   March 31, 2005*
--------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)           $    (45,492)    $    (53,592)    $    901,835      $    42,525
Net realized gain (loss) from
  investments, options and foreign
  currency transactions                   7,248,534        2,107,674        1,088,901          162,668
Change in net unrealized
  appreciation/depreciation on
  investments, options and foreign
  currency translations                   6,680,443        3,954,811       38,350,207       (1,452,756)
--------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net
        assets resulting from
        operations                       13,883,485        6,008,893       40,340,943       (1,247,563)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
NET INVESTMENT INCOME
      Class A                                    --               --         (596,147)              --
      Class B                                    --               --          (20,589)              --
      Class C                                    --               --          (69,316)              --
      Class I                                    --               --          (55,999)              --
NET REALIZED GAINS
      Class A                            (3,557,954)              --               --               --
      Class B                              (371,961)              --               --               --
      Class C                              (578,664)              --               --               --
      Class I                              (149,683)              --               --               --
--------------------------------------------------------------------------------------------------------
      Total distributions                (4,658,262)              --         (742,051)              --
CAPITAL SHARE TRANSACTIONS                2,483,124       52,627,143      140,018,714       52,000,000
========================================================================================================
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                 11,708,347       58,636,036      179,617,606       50,752,437
========================================================================================================
NET ASSETS
Beginning of period                    $111,880,103     $ 53,244,067     $ 50,752,437      $        --
========================================================================================================
End of period                           123,588,450      111,880,103      230,370,043       50,752,437
========================================================================================================
Undistributed net investment income
  (loss)                               $    (30,674)    $    (45,631)    $    485,711      $   205,193

*  The International Growth Fund commenced operations on March 16, 2005.

                 See accompanying Notes to Financial Statements

 134
      ANNUAL REPORT   Statement of Changes in Net Assets

 STATEMENT OF CHANGES IN NET ASSETS

                                             GLOBAL GROWTH
                                            AND INCOME FUND               GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------------------
                                              Year Ended                        Year Ended
                                    March 31, 2006   March 31, 2005   March 31, 2006   March 31, 2005
-----------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)         $  4,377,612     $  3,645,608    $   53,356,345   $   46,159,006
Net realized gain (loss) from
  investments, options and foreign
  currency transactions                35,632,224       (6,165,349)      342,647,629       24,654,210
Change in net unrealized
  appreciation/depreciation on
  investments, options and foreign
  currency translations                68,436,254        9,892,195       414,891,092      123,616,149
-----------------------------------------------------------------------------------------------------
      Net increase (decrease) in
        net assets resulting from
        operations                    108,446,090        7,372,454       810,895,066      194,429,365
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
NET INVESTMENT INCOME
      Class A                          (7,183,536)              --       (55,237,151)     (31,570,237)
      Class B                            (820,770)              --        (6,872,626)      (4,095,250)
      Class C                          (3,446,721)              --       (22,051,884)     (12,024,671)
      Class I                            (448,029)              --        (2,454,856)        (886,470)
NET REALIZED GAINS
      Class A                          (4,358,017)         (61,215)      (70,888,905)     (12,932,049)
      Class B                            (561,431)          (8,235)      (15,245,562)      (3,041,273)
      Class C                          (2,471,105)         (38,088)      (44,942,224)      (8,156,178)
      Class I                            (281,411)          (1,795)       (3,243,985)        (333,968)
-----------------------------------------------------------------------------------------------------
      Total distributions             (19,571,020)        (109,333)     (220,937,193)     (73,040,096)
CAPITAL SHARE TRANSACTIONS            286,188,389      131,966,385       826,585,343      918,555,672
=====================================================================================================
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                              375,063,459      139,229,506     1,416,543,216    1,039,944,941
=====================================================================================================
NET ASSETS
Beginning of period                  $314,613,733     $175,384,227    $4,917,347,166   $3,877,402,225
=====================================================================================================
End of period                         689,677,192      314,613,733     6,333,890,382    4,917,347,166
=====================================================================================================
Undistributed net investment
  income (loss)                      $ (2,232,381)    $ (3,633,870)   $  (33,709,334)  $  (10,159,628)

                 See accompanying Notes to Financial Statements

                                                                             135
                        Statement of Changes in Net Assets   ANNUAL REPORT

 STATEMENT OF CHANGES IN NET ASSETS

                                            HIGH YIELD FUND                  CONVERTIBLE FUND
-----------------------------------------------------------------------------------------------------
                                              Year Ended                        Year Ended
                                    March 31, 2006   March 31, 2005   March 31, 2006   March 31, 2005
-----------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)         $ 11,546,223     $ 12,178,309    $   14,941,797   $   18,031,142
Net realized gain (loss) from
  investments, options and foreign
  currency transactions                 3,518,554        2,912,592       102,939,084       69,360,513
Change in net unrealized
  appreciation/depreciation on
  investments, options and foreign
  currency translations                 2,998,084       (4,977,147)      (16,157,790)    (117,954,824)
-----------------------------------------------------------------------------------------------------
      Net increase (decrease) in
        net assets resulting from
        operations                     18,062,861       10,113,754       101,723,091      (30,563,169)
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
NET INVESTMENT INCOME
      Class A                          (7,763,862)      (5,301,418)      (20,819,270)      (9,538,727)
      Class B                          (1,813,675)      (1,173,446)       (5,998,880)      (1,898,484)
      Class C                          (4,010,110)      (3,173,264)      (14,552,198)      (5,133,474)
      Class I                            (124,524)        (149,472)       (1,509,328)        (898,113)
NET REALIZED GAINS
      Class A                          (1,274,853)      (1,544,731)      (33,230,813)     (26,586,043)
      Class B                            (386,804)        (372,742)      (12,254,181)      (8,927,935)
      Class C                            (799,989)      (1,023,477)      (28,230,939)     (22,020,753)
      Class I                             (21,614)         (39,613)       (2,263,539)      (2,252,300)
-----------------------------------------------------------------------------------------------------
      Total distributions             (16,195,431)     (12,778,163)     (118,859,148)     (77,255,829)
CAPITAL SHARE TRANSACTIONS             28,689,934       28,525,518      (181,810,172)    (181,801,850)
=====================================================================================================
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                               30,557,364       25,861,109      (198,946,229)    (289,620,848)
=====================================================================================================
NET ASSETS
Beginning of period                  $220,821,354     $194,960,245    $1,142,924,062   $1,432,544,910
=====================================================================================================
End of period                         251,378,718      220,821,354       943,977,833    1,142,924,062
=====================================================================================================
Undistributed net investment
  income (loss)                      $  3,807,567     $  3,777,542    $   (7,916,320)  $   (4,559,004)

                 See accompanying Notes to Financial Statements

 136
      ANNUAL REPORT   Statement of Changes in Net Assets

 STATEMENT OF CHANGES IN NET ASSETS

                                                                MARKET NEUTRAL INCOME FUND
---------------------------------------------------------------------------------------------
                                                                        Year Ended
                                                              March 31, 2006   March 31, 2005
---------------------------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)                                   $ 14,654,834    $  19,135,089
Net realized gain (loss) from investments, options and
  foreign currency transactions                                 (10,017,878)       5,245,341
Change in net unrealized appreciation/depreciation on
  investments, options and foreign currency translations          9,750,272      (31,194,713)
---------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
        operations                                               14,387,228       (6,814,283)
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
NET INVESTMENT INCOME
      Class A                                                   (15,769,936)     (20,704,798)
      Class B                                                    (2,337,764)      (2,320,399)
      Class C                                                    (7,161,879)      (8,424,516)
      Class I                                                    (1,903,312)      (2,471,652)
NET REALIZED GAINS
      Class A                                                            --      (11,589,910)
      Class B                                                            --       (1,485,912)
      Class C                                                            --       (5,242,115)
      Class I                                                            --       (1,394,948)
---------------------------------------------------------------------------------------------
      Total distributions                                       (27,172,891)     (53,634,250)
CAPITAL SHARE TRANSACTIONS                                      (16,467,803)    (130,668,008)
=============================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (29,253,466)    (191,116,541)
=============================================================================================
NET ASSETS
Beginning of period                                            $488,669,154    $ 679,785,695
=============================================================================================
End of period                                                   459,415,688      488,669,154
=============================================================================================
Undistributed net investment income (loss)                     $  3,392,524    $   8,645,981

                 See accompanying Notes to Financial Statements

                                                                             137
                        Statement of Changes in Net Assets   ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION. CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the "Trust"), consists of nine series, CALAMOS Growth Fund, CALAMOS Blue Chip Fund, CALAMOS Value Fund, CALAMOS International Growth Fund, CALAMOS Global Growth and Income Fund, CALAMOS Growth and Income Fund, CALAMOS High Yield Fund, CALAMOS Convertible Fund, and CALAMOS Market Neutral Income Fund (the "Funds"). Each fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust currently offers Class A, Class B, Class C and Class I shares of each of the Funds. The CALAMOS Convertible Fund is closed to all new investments, subject to the exceptions enumerated in the Prospectus. Effective December 30, 2005, the Market Neutral Fund re-opened to all investors and was renamed CALAMOS Market Neutral Income Fund.

PORTFOLIO VALUATION. In computing the net asset value of the Funds, portfolio securities that are traded on a securities exchange in the United States, except an option security, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price ("NOCP"), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty's price is not readily available then by using the Black-Scholes method. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of the fair value of the security, the security is priced at a fair value following procedures and/or guidelines approved by the Board of Trustees, which may include utilizing a systematic fair valuation model provided by an independent pricing system. The Funds may also use fair value pricing, if the value of a security that they hold is, pursuant to Board of Trustees' guidelines, materially affected by events occurring before the Funds' pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various

 138
      ANNUAL REPORT   Notes to Financial Statements

                                                   NOTES TO FINANCIAL STATEMENTS

relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds' net asset value may differ from quoted or official closing prices.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange ("NYSE") is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's net asset value is not calculated. As stated above, if the market prices are not readily available or are not reflective of the fair value of the security, the security will be priced at a fair value following procedures approved by the Board of Trustees. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Short-term investment transactions are recorded on a trade date basis. Long-term investment transactions are recorded on a trade date plus one basis, except for fiscal quarter ends, which are recorded on trade date. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available.

FOREIGN CURRENCY TRANSLATION. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate)

                                                                             139
                             Notes to Financial Statements   ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

OPTION TRANSACTIONS. For hedging and investment purposes, the Funds may purchase or write (sell) put and call options. One of the risks associated with purchasing an option, is that each Fund pays a premium whether or not the option is exercised. Additionally, each Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. A Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

ALLOCATION OF EXPENSES BETWEEN CLASSES. Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trust are allocated proportionately among each of the Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class of a Fund are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

USE OF ESTIMATES. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

INCOME TAXES. No provision has been made for U.S. income taxes because each Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and distribute to shareholders substantially all of its taxable income and net realized gains.

 140
      ANNUAL REPORT   Notes to Financial Statements

                                                   NOTES TO FINANCIAL STATEMENTS

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. The Funds also may treat a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Financial records are not adjusted for temporary differences.

INDEMNIFICATIONS. Under the Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. Each Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

NOTE 2 - INVESTMENT ADVISOR AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES

Pursuant to an investment advisory agreement with Calamos Advisors LLC ("Calamos Advisors"), each Fund pays a monthly investment advisory fee based on the average daily net assets of each Fund, computed as follows: The Growth and Income Fund, Convertible Fund, and Market Neutral Income Fund fees are at the annual rate of 0.75% of the first $500 million of average daily net assets, 0.70% of the next $500 million of average daily net assets, 0.65% of average daily net assets in excess of $1 billion. The High Yield Fund fee is at the annual rate of 0.75% of the Fund's average daily net assets. The Growth Fund pays a fee at the annual rate of 1.00% of the first $500 million of the Growth Fund's average daily net assets, .90% of the next $500 million of average daily net assets, .80% of the next $5 billion of average daily net assets (average daily net assets in excess of $1 billion to $6 billion), .78% of the next $5 billion of average daily net assets (average daily net assets in excess of $6 billion to $11 billion), .76% of the next $5 billion of average daily net assets (average daily net assets in excess of $11 billion to $16 billion), .74% of the next $5 billion of average daily net assets (average daily net assets in excess of $16 billion to $21 billion), .72% of the next $5 billion of average daily net assets (average daily net assets in excess of $21 billion to $26 billion) and ..70% of average daily net assets in excess of $26 billion. The Blue Chip Fund, Value Fund, and Global Growth and Income Fund fees are at the annual rate of 1.00% of each Fund's average daily net assets.

The International Growth Fund pays a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, except for the performance

                                                                             141
                             Notes to Financial Statements   ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

fee, which will be accrued and paid on a monthly basis beginning in March 2006. The performance adjustment equally increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of the Fund's average daily net assets for each full 1% increment amount by which the Fund outperforms or underperforms the MSCI EAFE Growth Index ("Index"), on an annualized basis, respectively. The base fee is at the annual rate of 1.00% of the first $500 million of International Growth Fund's average daily net assets, 0.95% of the next $500 million of average daily net assets, 0.90% of the next $5 billion of average daily net assets (average daily net assets in excess of $1 billion to $6 billion), 0.88% of the next $5 billion of average daily net assets (average daily net assets in excess of $6 billion to $11 billion), 0.86% of the next $5 billion of average daily net assets (average daily net assets in excess of $11 billion to $16 billion), 0.84% of the next $5 billion of average daily net assets (average daily net assets in excess of $16 billion to $21 billion), 0.82% of the next $5 billion of average daily net assets (average daily net assets in excess of $21 billion to $26 billion) and 0.80% of average daily net assets in excess of $26 billion.

The performance adjustment rate is calculated by comparing over the performance period the Fund's performance to that of the Index. The performance period for International Growth Fund commenced at the beginning of its first full month of operation and will eventually include 36 months. Starting with twelfth month, the performance adjustment takes effect. Each month subsequent to the twelfth month, new month is added to the performance period until the performance period includes 36 months. Thereafter, the performance period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/- 0.30% of International Growth Fund's average daily net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average daily net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance period if it otherwise outperforms the Index during that period.

Pursuant to a financial accounting services agreement, Calamos Advisors receives a fee payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets; 0.0150% on the next $1 billion of combined assets; and 0.0110% on combined assets above $2 billion for financial accounting services (for purposes of this calculation "combined assets" means the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the average weekly managed net assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund and Calamos Global Total Return Fund). "Managed assets" means the Fund's total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing;

 142
      ANNUAL REPORT   Notes to Financial Statements

                                                   NOTES TO FINANCIAL STATEMENTS

monitoring the calculation of expense accrual amounts; calculating, tracking, and reporting tax adjustments on all assets and monitoring trustee deferred compensation plan accruals and valuations. The Funds pay their pro rata share of the financial accounting services fee payable to Calamos Advisors based on the Fund's relative portion of combined assets.

Effective August 1, 2005, the Trust began reimbursing the advisor for a portion of compensation paid to the Trust's Chief Compliance Officer. This compensation is reported as part of "Trustees fees and officer compensation" expenses on the Statement of Operations.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund, as a percentage of the average daily net assets of the particular class of shares, to 1.75% for Class A shares, 2.50% for Class B shares, 2.50% for Class C shares, and 1.50% for Class I shares through August 31, 2006. For the year ended March 31, 2006, there were no expenses waived or absorbed.

As Distributor, CALAMOS FINANCIAL SERVICES LLC ("CFS") assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 whereby each Fund pays to CFS an annual distribution and/or service fee of 0.25% of the average daily net assets of the Fund's Class A shares and an annual service fee of 0.25% and an annual distribution fee of 0.75% of the average daily net assets of the Fund's Class B shares and Class C shares.

CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund's Class A shares. During the year ended March 31, 2006, CFS received commissions and distribution fees of $4,717,585, $30,130, $27,746 $153,455, $246,178, $1,775,270, $61,445 and $205,214 from the sale of shares of
Growth Fund, Blue Chip Fund, Value Fund, International Growth Fund, Global Growth and Income Fund, Growth and Income Fund, High Yield Fund and Market Neutral Income Fund, respectively.

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Funds' transfer agent ("US Bancorp"), CFS provides certain shareholder administrative services to US Bancorp. Effective as of September 1, 2005, CFS receives an annual fee of $175,000, paid in monthly installments, for providing of these services. Also, US Bancorp pays license fees to unaffiliated third parties for CFS' utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Funds have not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp and the transfer agency fees payable by the Funds to US Bancorp have not increased as a result thereof.

Certain officers and trustees of the Trust are also officers and directors of CFS and Calamos Advisors. All officers and affiliated trustees serve without direct compensation from the Trust, except for the Chief Compliance Officer as described above. The Funds' Statement of Additional Information contains additional information about the
                                                                             143
                             Notes to Financial Statements   ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

Funds' trustees and is available upon request without charge by calling our toll free number (800) 582-6959.

Certain affiliates of the advisor hold material investments in the Funds. As of March 31, 2006 affiliates of the advisor held 29% of the outstanding shares for the International Growth Fund.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, a trustee who is not an "interested person" (as defined in the 1940 Act) of CFS or Calamos Advisors and has elected to participate in the Plan (a "participating trustee") may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee's deferral account as of the business day such compensation would have been paid to the participating trustee. The value of a participating trustee's deferred compensation account at any time is equal to what would be the value if the amounts credited to the account had instead been invested in shares of one or more of the Funds of the Calamos Investment Trust as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee's beneficiaries. Deferred compensation investments of $89,904 for the Growth Fund, $17,433 for the Blue Chip Fund, $25,519 for the Value Fund, $7,512 for the International Growth Fund, $28,422 for the Global Growth and Income Fund, $47,394 for the Growth and Income Fund, $27,694 for the High Yield Fund, $30,886 for the Convertible Fund and $28,244 for the Market Neutral Income Fund are included in "Other assets" on the Statements of Assets and Liabilities at March 31, 2006. Each Fund's obligation to make payments under the Plan is a general obligation of that Fund and is included in "Accounts payable and accrued liabilities" on the Statement of Assets and Liabilities at March 31, 2006.

NOTE 3 - INVESTMENTS

Purchases and sales of investments, other than short-term investments by the Funds for the year ended March 31, 2006, were as follows:

                                                     GROWTH          BLUE CHIP        VALUE
                                                      FUND             FUND           FUND
--------------------------------------------------------------------------------------------------
Purchases                                        $14,664,762,002    $56,543,942    $72,224,119
Proceeds from sales                               12,633,599,430     32,185,760     71,575,580

                                                INTERNATIONAL       GLOBAL
                                                   GROWTH         GROWTH AND        GROWTH AND
                                                    FUND          INCOME FUND      INCOME FUND
----------------------------------------------------------------------------------------------------
Purchases                                       $200,948,296     $517,201,384     $4,145,626,413
Proceeds from sales                               57,605,501      249,520,026      3,472,827,020

 144
      ANNUAL REPORT   Notes to Financial Statements

                                                   NOTES TO FINANCIAL STATEMENTS

                                                  HIGH YIELD     CONVERTIBLE     MARKET NEUTRAL
                                                     FUND            FUND         INCOME FUND
---------------------------------------------------------------------------------------------------
Purchases                                        $166,620,377    $671,373,386     $691,721,373
Proceeds from sales                               153,898,130     971,054,776      714,207,179

The cost basis of investments for Federal income tax purposes at March 31, 2006 was as follows:

                                                   GROWTH          BLUE CHIP         VALUE
                                                    FUND              FUND            FUND
--------------------------------------------------------------------------------------------------
Cost basis of investments                      $18,886,068,424    $136,133,270    $138,147,276
                                               ----------------------------------------------------
Gross unrealized appreciation                  $ 4,511,667,433    $ 21,219,435    $ 18,626,388
Gross unrealized depreciation                     (166,216,522)     (3,912,706)       (447,438)
                                               ----------------------------------------------------
Net unrealized appreciation (depreciation)     $ 4,345,450,911    $ 17,306,729    $ 18,178,950
                                               ----------------------------------------------------

                                            INTERNATIONAL         GLOBAL
                                               GROWTH           GROWTH AND          GROWTH AND
                                                FUND            INCOME FUND        INCOME FUND
----------------------------------------------------------------------------------------------------
Cost basis of investments                   $193,368,555       $625,729,423       $6,416,648,138
                                            ---------------------------------------------------------
Gross unrealized appreciation               $ 38,912,493       $ 95,269,446       $1,023,542,698
Gross unrealized depreciation                 (2,012,610)        (5,477,904)         (64,105,026)
                                            ---------------------------------------------------------
Net unrealized appreciation
  (depreciation)                            $ 36,899,883       $ 89,791,542       $  959,437,672
                                            ---------------------------------------------------------

                                                  HIGH YIELD     CONVERTIBLE     MARKET NEUTRAL
                                                     FUND            FUND         INCOME FUND
---------------------------------------------------------------------------------------------------
Cost basis of investments                        $266,385,637    $998,853,161     $454,988,535
                                                 --------------------------------------------------
Gross unrealized appreciation                    $ 14,885,154    $110,018,895     $ 42,955,668
Gross unrealized depreciation                      (2,489,968)     (5,273,151)     (40,587,558)
                                                 --------------------------------------------------
Net unrealized appreciation (depreciation)       $ 12,395,186    $104,745,744     $  2,368,110
                                                 --------------------------------------------------

NOTE 4 - INCOME TAXES

For the year ended March 31, 2006, the Funds recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

                                                           GROWTH        BLUE CHIP     VALUE
                                                            FUND           FUND         FUND
--------------------------------------------------------------------------------------------------
Paid-in capital                                         $(128,128,743)    $  (996)    $     --
Accumulated undistributed/(overdistributed) net
  investment income                                       128,127,849      (1,925)      60,449
Accumulated net realized gain/(loss) on investments               894       2,921      (60,449)

                                                                        GLOBAL
                                                     INTERNATIONAL    GROWTH AND
                                                        GROWTH          INCOME       GROWTH AND
                                                         FUND            FUND        INCOME FUND
----------------------------------------------------------------------------------------------------
Paid-in capital                                        $  (7,910)     $     5,599    $       --
Accumulated undistributed/(overdistributed) net
  investment income                                      120,734        8,922,933     9,710,466
Accumulated net realized gain/(loss) on
  investments                                           (112,824)      (8,928,532)   (9,710,466)

                                                                             145
                             Notes to Financial Statements   ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

                                                  HIGH YIELD     CONVERTIBLE     MARKET NEUTRAL
                                                     FUND            FUND         INCOME FUND
---------------------------------------------------------------------------------------------------
Paid-in capital                                   $     2,900    $ 16,129,633     $        --
Accumulated undistributed/(overdistributed)
  net investment income                             2,195,973      24,580,563       7,264,600
Accumulated net realized gain/(loss) on
  investments                                      (2,198,873)    (40,710,196)     (7,264,600)

Distributions during the fiscal years ended March 31, 2006 and March 31, 2005 were characterized for Federal income tax purposes as follows:

                                        GROWTH FUND                       BLUE CHIP FUND
------------------------------------------------------------------------------------------------
                                  2006                2005             2006           2005
------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
  ORDINARY INCOME             $         --         $        --         $ --          $68,020
  LONG-TERM CAPITAL GAIN      $738,891,246         $35,353,542         $ --          $    --

                                       VALUE FUND                INTERNATIONAL GROWTH FUND
----------------------------------------------------------------------------------------------
                                    2006            2005            2006              2005
----------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
  ORDINARY INCOME                $       --         $--          $1,000,857           $--
  LONG-TERM CAPITAL GAIN         $4,658,262         $--          $       --           $--

                                 GLOBAL GROWTH AND
                                    INCOME FUND                       GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------------------
                               2006               2005               2006                2005
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
  ORDINARY INCOME           $12,911,336         $     --         $ 86,616,517         $64,916,248
  LONG-TERM CAPITAL GAIN    $ 6,908,420         $109,333         $134,320,676         $ 8,123,848

                                  HIGH YIELD FUND                        CONVERTIBLE FUND
-----------------------------------------------------------------------------------------------------
                              2006                2005               2006                2005
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID
  FROM:
  ORDINARY INCOME          $13,712,171         $9,797,600         $42,879,676         $36,041,002
  LONG-TERM CAPITAL
    GAIN                   $ 2,483,260         $2,980,563         $92,109,105         $41,214,827

                                                                 MARKET NEUTRAL INCOME FUND
------------------------------------------------------------------------------------------------------
                                                              2006                2005
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
  ORDINARY INCOME                                          $27,172,891         $53,634,250
  LONG-TERM CAPITAL GAIN                                   $        --         $        --

 146
      ANNUAL REPORT   Notes to Financial Statements

                                                   NOTES TO FINANCIAL STATEMENTS

As of March 31, 2006, the components of accumulated earnings/(loss) on a tax basis were as follows:

                                                   GROWTH          BLUE CHIP         VALUE
                                                    FUND              FUND            FUND
--------------------------------------------------------------------------------------------------
Undistributed ordinary income                  $            --    $     40,054    $  1,456,304
Undistributed capital gains                        628,192,794         204,215       3,153,996
                                               ----------------------------------------------------
Total undistributed earnings                       628,192,794         244,269       4,610,300
Accumulated capital and other losses                        --              --          (7,441)
Net unrealized gain/(losses)                     4,345,450,911      17,306,729      18,177,225
                                               ----------------------------------------------------
Total accumulated earnings/(losses)              4,973,643,705      17,550,998      22,780,084
Other                                                 (339,539)        (33,369)        (23,233)
Paid-in capital                                 15,045,010,563     118,599,210     100,831,599
                                               ----------------------------------------------------
                                               $20,018,314,729    $136,116,839    $123,588,450
                                               ----------------------------------------------------

                                                                    GLOBAL
                                                INTERNATIONAL     GROWTH AND       GROWTH AND
                                                 GROWTH FUND     INCOME FUND      INCOME FUND
---------------------------------------------------------------------------------------------------
Undistributed ordinary income                   $  1,520,555     $ 10,038,382    $   48,841,795
Undistributed capital gains                               --       17,070,144       222,075,218
                                                ----------------------------------------------------
Total undistributed earnings                       1,520,555       27,108,526       270,917,013
Accumulated capital and other losses                      --         (199,487)               --
Net unrealized gain/(losses)                      36,897,451       89,636,516       959,442,793
                                                ----------------------------------------------------
Total accumulated earnings/(losses)               38,418,006      116,545,555     1,230,359,806
Other                                                (58,767)         (99,849)         (356,224)
Paid-in capital                                  192,010,804      573,231,486     5,103,886,800
                                                ----------------------------------------------------
                                                $230,370,043     $689,677,192    $6,333,890,382
                                                ----------------------------------------------------

                                                  HIGH YIELD     CONVERTIBLE     MARKET NEUTRAL
                                                     FUND            FUND         INCOME FUND
---------------------------------------------------------------------------------------------------
Undistributed ordinary income                    $  4,577,740    $ 14,319,432     $  4,599,775
Undistributed capital gains                         1,010,867      18,970,290               --
                                                 ----------------------------------------------------
Total undistributed earnings                        5,588,607      33,289,722        4,599,775
Accumulated capital and other losses                 (120,349)             --      (25,323,627)
Net unrealized gain/(losses)                       12,390,082     104,701,948      (13,588,241)
                                                 ----------------------------------------------------
Total accumulated earnings/(losses)                17,858,340     137,991,670      (34,312,093)
Other                                                 (59,878)       (113,321)         (25,508)
Paid-in capital                                   233,580,256     806,099,484      493,753,289
                                                 ----------------------------------------------------
                                                 $251,378,718    $943,977,833     $459,415,688
                                                 ----------------------------------------------------

                                                                             147
                             Notes to Financial Statements   ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

The Funds intend to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. For the year ended March 31, 2006, the Funds utilized capital loss carryforwards as follows:

                              INTERNATIONAL     GLOBAL
GROWTH   BLUE CHIP    VALUE      GROWTH       GROWTH AND
 FUND       FUND      FUND        FUND        INCOME FUND
---------------------------------------------------------
 $--     $1,035,415    $--         $--            $--

GROWTH AND    HIGH YIELD   CONVERTIBLE   MARKET NEUTRAL
INCOME FUND      FUND         FUND        INCOME FUND
-------------------------------------------------------
    $--          $--           $--            $--

As of March 31, 2006, the Funds had capital loss carryforwards which, if not used, will expire as follows:

                                                    INTERNATIONAL     GLOBAL
                       GROWTH   BLUE CHIP   VALUE      GROWTH       GROWTH AND
                        FUND      FUND      FUND        FUND        INCOME FUND
                       --------------------------------------------------------
2013                    $--        $--       $--         $--            $--
2014                     --         --        --          --             --

                       GROWTH AND    HIGH YIELD   CONVERTIBLE   MARKET NEUTRAL
                       INCOME FUND      FUND         FUND        INCOME FUND
                       -------------------------------------------------------
2013                       $--          $--           $--        $   (295,148)
2014                        --           --            --         (15,552,819)

The Funds had deferred post-October losses occurring subsequent to March 31, 2006. For tax purposes, such losses will be treated as having occurred on April 1, 2006. As of March 31, 2006 post-October losses are as follows:

                                                                   INTERNATIONAL      GLOBAL
                                    GROWTH   BLUE CHIP    VALUE       GROWTH        GROWTH AND
                                     FUND      FUND       FUND         FUND         INCOME FUND
------------------------------------------------------------------------------------------------
Capital                             $  --      $  --     $    --       $  --           $  --
Currency                               --         --      (7,441)         --              --
Contingent Payment Debt Instrument     --         --          --          --              --

                                    GROWTH AND    HIGH YIELD   CONVERTIBLE   MARKET NEUTRAL
                                    INCOME FUND      FUND         FUND        INCOME FUND
-------------------------------------------------------------------------------------------
Capital                                $  --      $(120,349)      $  --       $(6,773,413)
Currency                                  --             --          --                --
Contingent Payment Debt Instrument        --             --          --          (251,742)

NOTE 5 - SHORT SALES

Securities sold short represent obligations to purchase the securities at a future date at then prevailing prices. A Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the statement of operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

 148
      ANNUAL REPORT   Notes to Financial Statements

                                                   NOTES TO FINANCIAL STATEMENTS

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

NOTE 6 - FORWARD FOREIGN CURRENCY CONTRACTS

Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. The counterparty to all forward foreign currency contracts at March 31, 2006, was a multinational bank.

As of March 31, 2006, the Global Growth and Income Fund had the following open forward foreign currency contracts:

                               SETTLEMENT           LOCAL              CURRENT         UNREALIZED
                                  DATE             CURRENCY             VALUE          GAIN (LOSS)
------------------------------------------------------------------------------------------------------
SHORT CONTRACTS
Australian Dollar                4/27/06            15,166,000        10,849,112       $  462,269
Brazilian Real                   4/27/06             6,110,000         2,806,006          (99,535)
British Pound Sterling           4/27/06            20,847,000        31,562,688          925,442
Danish Krone                     4/27/06            24,799,000         3,722,650           53,056
Euro                             4/27/06            62,060,000        75,320,321        1,154,432
Hong Kong Dollar                 4/27/06            56,272,000         7,256,224           12,839
Hungarian Forint                 4/27/06         1,154,117,000         5,297,301          339,164
Indonesian Rupiah                4/27/06           272,574,000         6,117,282          (23,099)
Japanese Yen                     4/27/06         7,306,435,000        62,336,027        1,562,814
Mexican Peso                     4/27/06           129,186,000        11,849,496          304,018
Singapore Dollar                 4/27/06             1,580,000           979,004           (1,269)
South African Rand               4/26/06            39,038,000         6,090,200          (12,929)
Swedish Krona                    4/27/06            60,071,000         5,674,160          107,670
Swiss Franc                      4/27/06            50,459,000        38,820,842        1,377,556
Taiwanese Dollar                 4/27/06           144,414,000         4,468,188           88,896
                                                                                       ---------------
                                                                                       $6,251,324

                                                                             149
                             Notes to Financial Statements   ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

As of March 31, 2006, the Convertible Fund had the following open forward foreign currency contracts:

                               SETTLEMENT           LOCAL              CURRENT         UNREALIZED
                                  DATE             CURRENCY             VALUE          GAIN (LOSS)
------------------------------------------------------------------------------------------------------
SHORT CONTRACTS
British Pound Sterling           4/27/06            15,444,000        26,836,278       $  786,859
Euro                             4/27/06             9,230,000        11,202,168          199,651
Japanese Yen                     4/27/06           280,119,000         2,389,880           (1,432)
Swiss Franc                      4/27/06            17,462,000        12,452,767          522,503
                                                                                       ---------------
                                                                                       $1,507,581

NOTE 7 - SYNTHETIC CONVERTIBLE INSTRUMENTS

The Funds may establish a "synthetic" convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities ("fixed-income component") and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in non-convertible, fixed income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Funds may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Funds may purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible instruments may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

NOTE 8 - WRITTEN OPTIONS TRANSACTIONS

The Funds may engage in options transactions and in doing so achieve the similar objectives to what they would achieve through the sale or purchase of individual securities. For the year ended March 31, 2006, the Market Neutral Income Fund had the following transactions in options written:

                                                NUMBER OF                         PREMIUMS
                                                CONTRACTS                         RECEIVED
-------------------------------------------------------------------------------------------
Options outstanding at March 31, 2005                  --                        $       --
Options written                                   175,000                         1,322,139
Options closed                                   (19,000)                          (187,874)
                                                --------------------------------------------
Options outstanding at March 31, 2006             156,000                        $1,134,265

 150
      ANNUAL REPORT   Notes to Financial Statements

                                                   NOTES TO FINANCIAL STATEMENTS

NOTE 9 - SECURITIES LENDING

For the year ended March 31, 2006 the Funds loaned certain of its securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Funds. The Funds continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Funds may pay reasonable fees to persons unaffiliated with the Funds for services in arranging these loans. The Funds have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Funds do not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Funds could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Funds seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, Calamos Advisors LLC and the security lending agent will monitor the creditworthiness of the firms to which the Fund lends securities. At March 31, 2006, the Growth Fund, Blue Chip Fund, Value Fund, Global Growth and Income Fund, Growth and Income Fund, High Yield Fund, and Convertible Fund had securities valued at $3,138,044,414, $17,584,877, $32,034,737, $28,950,503, $1,060,654,441, $32,154,538, and,
$159,984,113, respectively, on loan to broker-dealers and banks and Growth Fund, Blue Chip Fund, Value Fund, Global Growth and Income Fund, Growth and Income Fund, High Yield Fund, and Convertible Fund had $3,218,542,383, $18,135,788, $32,987,010, $29,600,189, $1,089,215,116, $32,912,022 and $163,650,885,
respectively, in cash collateral.

NOTE 10 - REDEMPTION FEE

A redemption of Class A, Class B, Class C and Class I shares of a Fund (except shares purchased with reinvested dividends or distributions) held for five days or less may be subject to a redemption fee of 2% of the redemption proceeds that will be deducted from those proceeds. The redemption fee is intended to deter short-term trading. The redemption fee is also intended to offset portfolio transaction costs, market impact, and other costs associated with short-term trading. If the shares redeemed were purchased on different days, the shares held shortest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee is not a sales charge; it is retained by the Fund and reflected as an addition to paid in capital and does not benefit the Funds' Advisor or any other third party.

                                                                             151
                             Notes to Financial Statements   ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

For the year ended March 31, 2006, the redemption fees collected by the Funds were as follows:

                                       INTERNATIONAL
         GROWTH    BLUE CHIP   VALUE      GROWTH
          FUND       FUND      FUND        FUND
----------------------------------------------------
Class A  $62,042    $   14     $494       $1,185
Class B      491        --       --            1
Class C    3,387     4,718      272          116
Class I       --        --       --           --

           GLOBAL
         GROWTH AND    GROWTH AND    HIGH YIELD   CONVERTIBLE   MARKET NEUTRAL
         INCOME FUND   INCOME FUND      FUND         FUND        INCOME FUND
------------------------------------------------------------------------------
Class A     $402         $11,095       $5,440        $  --           $489
Class B       62             301          333           --             77
Class C      183             991          416           --             --
Class I       --              --           --           --             --

 152
      ANNUAL REPORT   Notes to Financial Statements

                                                   NOTES TO FINANCIAL STATEMENTS

NOTE 11 - CAPITAL SHARE TRANSACTIONS

The following table summarizes the activity in capital shares of the Funds:

FOR THE YEAR ENDED MARCH 31, 2006

                                        GROWTH FUND                         BLUE CHIP FUND
------------------------------------------------------------------------------------------------------
A SHARES                       SHARES              DOLLARS             SHARES           DOLLARS
------------------------------------------------------------------------------------------------------
 Shares sold                  80,866,608       $ 4,329,720,738        4,086,251       $ 46,391,464
 Shares issued in
 reinvestment of
 distributions                 8,637,640           463,495,815               --                 --
 Less shares redeemed        (48,878,822)       (2,614,446,065)      (3,241,359)       (36,967,397)
                             ---------------------------------------------------------------------------
 Increase (decrease)          40,625,426       $ 2,178,770,488          844,892       $  9,424,067
                             ---------------------------------------------------------------------------

                                        GROWTH FUND                         BLUE CHIP FUND
------------------------------------------------------------------------------------------------------
B SHARES                       SHARES              DOLLARS             SHARES           DOLLARS
------------------------------------------------------------------------------------------------------
 Shares sold                   3,799,135       $   209,114,881          241,086       $  2,658,354
 Shares issued in
 reinvestment of
 distributions                   786,382            43,471,206               --                 --
 Less shares redeemed         (2,314,739)         (127,358,577)        (199,728)        (2,261,786)
                             ---------------------------------------------------------------------------
 Increase (decrease)           2,270,778       $   125,227,510           41,358       $    396,568
                             ---------------------------------------------------------------------------

                                        GROWTH FUND                         BLUE CHIP FUND
------------------------------------------------------------------------------------------------------
C SHARES                       SHARES              DOLLARS             SHARES           DOLLARS
------------------------------------------------------------------------------------------------------
 Shares sold                  19,824,382       $ 1,020,805,995          362,858       $  4,041,370
 Shares issued in
 reinvestment of
 distributions                 2,118,803           108,631,006               --                 --
 Less shares redeemed        (10,503,765)         (539,587,840)        (310,217)        (3,504,812)
                             ---------------------------------------------------------------------------
 Increase (decrease)          11,439,420       $   589,849,161           52,641       $    536,558
                             ---------------------------------------------------------------------------

                                        GROWTH FUND                         BLUE CHIP FUND
------------------------------------------------------------------------------------------------------
I SHARES                       SHARES              DOLLARS             SHARES           DOLLARS
------------------------------------------------------------------------------------------------------
 Shares sold                   2,062,529       $   117,236,301        2,280,047       $ 26,088,077
 Shares issued in
 reinvestment of
 distributions                   107,601             6,139,728               --                 --
 Less shares redeemed         (1,937,026)         (106,604,536)      (1,058,404)       (11,731,480)
                             ---------------------------------------------------------------------------
 Increase (decrease)             233,104       $    16,771,493        1,221,643       $ 14,356,597
                             ---------------------------------------------------------------------------
 Total Increase
 (decrease)                   54,568,728       $ 2,910,618,652        2,160,534       $ 24,713,790
                             ---------------------------------------------------------------------------

                                                                             153
                             Notes to Financial Statements   ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED MARCH 31, 2006

                                                                           INTERNATIONAL
                                        VALUE FUND                          GROWTH FUND
----------------------------------------------------------------------------------------------------
A SHARES                         SHARES           DOLLARS            SHARES           DOLLARS
----------------------------------------------------------------------------------------------------
 Shares sold                    2,211,950       $ 27,171,037        8,874,282       $ 98,816,488
 Shares issued in
 reinvestment of
 distributions                    243,795          2,986,493           46,540            553,365
 Less shares redeemed          (2,473,544)       (30,325,025)      (3,669,129)       (45,651,245)
                               ---------------------------------------------------------------------------
 Increase (decrease)              (17,799)      $   (167,495)       5,251,693       $ 53,718,608
                               ---------------------------------------------------------------------------

                                                                           INTERNATIONAL
                                        VALUE FUND                          GROWTH FUND
----------------------------------------------------------------------------------------------------
B SHARES                         SHARES           DOLLARS            SHARES           DOLLARS
----------------------------------------------------------------------------------------------------
 Shares sold                      230,438       $  2,757,148          953,592       $ 10,889,728
 Shares issued in
 reinvestment of
 distributions                     24,988            297,110            1,514             17,922
 Less shares redeemed            (179,987)        (2,192,849)         (48,753)          (547,624)
                               ---------------------------------------------------------------------------
 Increase (decrease)               75,439       $    861,409          906,353       $ 10,360,026
                               ---------------------------------------------------------------------------

                                                                           INTERNATIONAL
                                        VALUE FUND                          GROWTH FUND
----------------------------------------------------------------------------------------------------
C SHARES                         SHARES           DOLLARS            SHARES           DOLLARS
----------------------------------------------------------------------------------------------------
 Shares sold                      332,281       $  3,997,082        3,046,021       $ 35,852,636
 Shares issued in
 reinvestment of
 distributions                     38,750            460,346            3,319             39,223
 Less shares redeemed            (289,138)        (3,498,812)         (62,281)          (740,068)
                               ---------------------------------------------------------------------------
 Increase (decrease)               81,893       $    958,616        2,987,059       $ 35,151,791
                               ---------------------------------------------------------------------------

                                                                           INTERNATIONAL
                                        VALUE FUND                          GROWTH FUND
----------------------------------------------------------------------------------------------------
I SHARES                         SHARES           DOLLARS            SHARES           DOLLARS
----------------------------------------------------------------------------------------------------
 Shares sold                    1,127,104       $ 14,001,690        3,265,335       $ 40,775,171
 Shares issued in
 reinvestment of
 distributions                     12,091            149,683            4,706             55,999
 Less shares redeemed          (1,088,587)       (13,320,779)          (3,644)           (42,881)
                               ---------------------------------------------------------------------------
 Increase (decrease)               50,608       $    830,594        3,266,397       $ 40,788,289
                               ---------------------------------------------------------------------------
 Total Increase (decrease)        190,141       $  2,483,124       12,411,502       $140,018,714
                               ---------------------------------------------------------------------------

 154
      ANNUAL REPORT   Notes to Financial Statements

                                                   NOTES TO FINANCIAL STATEMENTS

                                    GLOBAL GROWTH AND
                                       INCOME FUND                    GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------------------
A SHARES                        SHARES           DOLLARS            SHARES             DOLLARS
-----------------------------------------------------------------------------------------------------
 Shares sold                  22,613,095       $214,987,271        31,214,522       $ 960,038,236
 Shares issued in
 reinvestment of
 distributions                 1,004,001          9,606,268         3,493,183         106,614,982
 Less shares redeemed         (7,799,906)       (71,835,540)      (19,745,950)       (600,383,686)
                              ---------------------------------------------------------------------------
 Increase (decrease)          15,817,190       $152,757,999        14,961,755       $ 466,269,532
                              ---------------------------------------------------------------------------

                                    GLOBAL GROWTH AND
                                       INCOME FUND                    GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------------------
B SHARES                        SHARES           DOLLARS            SHARES             DOLLARS
-----------------------------------------------------------------------------------------------------
 Shares sold                   2,440,200       $ 23,978,698         2,685,541       $  90,930,386
 Shares issued in
 reinvestment of
 distributions                    93,136            924,381           467,640          15,836,672
 Less shares redeemed           (396,747)        (3,727,957)       (2,325,907)        (78,685,019)
                              ---------------------------------------------------------------------------
 Increase (decrease)           2,136,589       $ 21,175,122           827,274       $  28,082,039
                              ---------------------------------------------------------------------------

                                    GLOBAL GROWTH AND
                                       INCOME FUND                    GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------------------
C SHARES                        SHARES           DOLLARS            SHARES             DOLLARS
-----------------------------------------------------------------------------------------------------
 Shares sold                  11,656,157       $108,793,833        16,024,494       $ 494,723,688
 Shares issued in
 reinvestment of
 distributions                   388,958          3,651,835         1,489,454          45,792,097
 Less shares redeemed         (2,408,380)       (21,426,303)       (8,288,441)       (255,066,426)
                              ---------------------------------------------------------------------------
 Increase (decrease)           9,636,735       $ 91,019,365         9,225,507       $ 285,449,359
                              ---------------------------------------------------------------------------

                                    GLOBAL GROWTH AND
                                       INCOME FUND                    GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------------------
I SHARES                        SHARES           DOLLARS            SHARES             DOLLARS
-----------------------------------------------------------------------------------------------------
 Shares sold                   2,205,977       $ 20,968,678         1,478,398       $  43,588,601
 Shares issued in
 reinvestment of
 distributions                    75,905            729,440           170,820           5,129,894
 Less shares redeemed            (53,948)          (462,215)          (63,182)         (1,934,082)
                              ---------------------------------------------------------------------------
 Increase (decrease)           2,227,934       $ 21,235,903         1,586,036       $  46,784,413
                              ---------------------------------------------------------------------------
 Total Increase (decrease)    29,818,448       $286,188,389        26,600,572       $ 826,585,343
                              ---------------------------------------------------------------------------

                                                                             155
                             Notes to Financial Statements   ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED MARCH 31, 2006

                                      HIGH YIELD FUND                     CONVERTIBLE FUND
-----------------------------------------------------------------------------------------------------
A SHARES                         SHARES           DOLLARS            SHARES            DOLLARS
-----------------------------------------------------------------------------------------------------
 Shares sold                    8,043,597       $ 85,889,986          488,104       $   9,659,705
 Shares issued in
 reinvestment of
 distributions                    670,146          7,041,468        2,132,595          41,835,316
 Less shares redeemed          (5,791,971)       (61,317,424)      (6,981,293)       (140,773,491)
                               ---------------------------------------------------------------------------
 Increase (decrease)            2,921,772       $ 31,614,030       (4,360,594)      $ (89,278,470)
                               ---------------------------------------------------------------------------

                                      HIGH YIELD FUND                     CONVERTIBLE FUND
-----------------------------------------------------------------------------------------------------
B SHARES                         SHARES           DOLLARS            SHARES            DOLLARS
-----------------------------------------------------------------------------------------------------
 Shares sold                    1,338,571       $ 14,550,224          238,826       $   5,342,525
 Shares issued in
 reinvestment of
 distributions                    111,278          1,198,898          448,644          10,038,196
 Less shares redeemed          (1,138,509)       (12,364,986)      (1,645,432)        (37,761,689)
                               ---------------------------------------------------------------------------
 Increase (decrease)              311,340       $  3,384,136         (957,962)      $ (22,380,968)
                               ---------------------------------------------------------------------------

                                      HIGH YIELD FUND                     CONVERTIBLE FUND
-----------------------------------------------------------------------------------------------------
C SHARES                         SHARES           DOLLARS            SHARES            DOLLARS
-----------------------------------------------------------------------------------------------------
 Shares sold                    1,791,146       $ 19,420,026          731,416       $  14,350,678
 Shares issued in
 reinvestment of
 distributions                    233,019          2,499,696        1,181,680          23,185,070
 Less shares redeemed          (2,614,994)       (28,280,958)      (4,927,907)        (99,524,936)
                               ---------------------------------------------------------------------------
 Increase (decrease)             (590,829)      $ (6,361,236)      (3,014,811)      $ (61,989,188)
                               ---------------------------------------------------------------------------

                                      HIGH YIELD FUND                     CONVERTIBLE FUND
-----------------------------------------------------------------------------------------------------
I SHARES                         SHARES           DOLLARS            SHARES            DOLLARS
-----------------------------------------------------------------------------------------------------
 Shares sold                       20,995       $    223,208           10,613       $     205,257
 Shares issued in
 reinvestment of
 distributions                     13,908            146,138           51,541             964,006
 Less shares redeemed             (29,538)          (316,342)        (480,581)         (9,330,809)
                               ---------------------------------------------------------------------------
 Increase (decrease)                5,365       $     53,004         (418,427)      $  (8,161,546)
                               ---------------------------------------------------------------------------
 Total Increase (decrease)      2,647,648       $ 28,689,934       (8,751,794)      $(181,810,172)
                               ---------------------------------------------------------------------------

 156
      ANNUAL REPORT   Notes to Financial Statements

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                    MARKET NEUTRAL
                                                                      INCOME FUND
-----------------------------------------------------------------------------------------------
A SHARES                                                      SHARES             DOLLARS
-----------------------------------------------------------------------------------------------
 Shares sold                                                 10,870,883       $ 136,579,107
 Shares issued in reinvestment of distributions               1,065,431          13,340,860
 Less shares redeemed                                       (13,341,043)       (167,852,383)
                                                            -----------------------------------
 Increase (decrease)                                         (1,404,729)      $ (17,932,416)
                                                            -----------------------------------

                                                                    MARKET NEUTRAL
                                                                      INCOME FUND
-----------------------------------------------------------------------------------------------
B SHARES                                                      SHARES             DOLLARS
-----------------------------------------------------------------------------------------------
 Shares sold                                                    487,454       $   6,372,942
 Shares issued in reinvestment of distributions                 116,248           1,511,012
 Less shares redeemed                                          (905,647)        (11,845,768)
                                                            -----------------------------------
 Increase (decrease)                                           (301,945)      $  (3,961,814)
                                                            -----------------------------------

                                                                    MARKET NEUTRAL
                                                                      INCOME FUND
-----------------------------------------------------------------------------------------------
C SHARES                                                      SHARES             DOLLARS
-----------------------------------------------------------------------------------------------
 Shares sold                                                  6,741,196       $  85,792,220
 Shares issued in reinvestment of distributions                 289,790           3,671,330
 Less shares redeemed                                        (4,208,504)        (53,658,450)
                                                            -----------------------------------
 Increase (decrease)                                          2,822,482       $  35,805,100
                                                            -----------------------------------

                                                                    MARKET NEUTRAL
                                                                      INCOME FUND
-----------------------------------------------------------------------------------------------
I SHARES                                                      SHARES             DOLLARS
-----------------------------------------------------------------------------------------------
 Shares sold                                                     50,459       $     632,026
 Shares issued in reinvestment of distributions                 143,209           1,786,073
 Less shares redeemed                                        (2,631,554)        (32,796,772)
                                                            -----------------------------------
 Increase (decrease)                                         (2,437,886)      $ (30,378,673)
                                                            -----------------------------------
 Total Increase (decrease)                                   (1,322,078)      $ (16,467,803)
                                                            -----------------------------------

                                                                             157
                             Notes to Financial Statements   ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED MARCH 31, 2005

                                           GROWTH FUND                      BLUE CHIP FUND
--------------------------------------------------------------------------------------------------
A SHARES                          SHARES              DOLLARS          SHARES           DOLLARS
--------------------------------------------------------------------------------------------------
 Shares sold                    110,821,893       $ 5,386,165,956     5,496,210       $ 57,568,129
 Shares issued in
 reinvestment of
 distributions                      448,550            22,701,539         5,343             59,145
 Less shares redeemed           (29,232,235)       (1,410,443,266)   (1,238,777)       (13,238,622)
                                ---------------------------------------------------------------------------
 Increase (decrease)             82,038,208       $ 3,998,424,229     4,262,776       $ 44,388,652
                                ---------------------------------------------------------------------------

                                           GROWTH FUND                      BLUE CHIP FUND
--------------------------------------------------------------------------------------------------
B SHARES                          SHARES              DOLLARS          SHARES           DOLLARS
--------------------------------------------------------------------------------------------------
 Shares sold                      7,733,848       $   388,318,365       356,531       $  3,665,660
 Shares issued in
 reinvestment of
 distributions                       48,926             2,566,653            --                 --
 Less shares redeemed            (1,389,179)          (69,126,947)      (69,081)          (719,578)
                                ---------------------------------------------------------------------------
 Increase (decrease)              6,393,595       $   321,758,071       287,450       $  2,946,082
                                ---------------------------------------------------------------------------

                                           GROWTH FUND                      BLUE CHIP FUND
--------------------------------------------------------------------------------------------------
C SHARES                          SHARES              DOLLARS          SHARES           DOLLARS
--------------------------------------------------------------------------------------------------
 Shares sold                     27,846,208       $ 1,308,775,296       808,482       $  8,411,998
 Shares issued in
 reinvestment of
 distributions                      148,350             7,241,119            --                 --
 Less shares redeemed            (5,479,695)         (255,894,721)     (138,529)        (1,450,565)
                                ---------------------------------------------------------------------------
 Increase (decrease)             22,514,863       $ 1,060,121,694       669,953       $  6,961,433
                                ---------------------------------------------------------------------------

                                           GROWTH FUND                      BLUE CHIP FUND
--------------------------------------------------------------------------------------------------
I SHARES                          SHARES              DOLLARS          SHARES           DOLLARS
--------------------------------------------------------------------------------------------------
 Shares sold                        945,934       $    48,363,623       119,997       $  1,286,946
 Shares issued in
 reinvestment of
 distributions                        7,135               382,004           366              4,058
 Less shares redeemed              (453,379)          (23,885,482)      (13,798)          (148,990)
                                ---------------------------------------------------------------------------
 Increase (decrease)                499,690       $    24,860,145       106,565       $  1,142,014
                                ---------------------------------------------------------------------------
 Total Increase
 (decrease)                     111,446,356       $ 5,405,164,139     5,326,744       $ 55,438,181
                                ---------------------------------------------------------------------------

 158
      ANNUAL REPORT   Notes to Financial Statements

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                           INTERNATIONAL
                                          VALUE FUND                        GROWTH FUND
---------------------------------------------------------------------------------------------------
A SHARES                           SHARES           DOLLARS          SHARES           DOLLARS
---------------------------------------------------------------------------------------------------
 Shares sold                      4,504,909       $51,662,864       4,480,000       $44,800,000
 Shares issued in reinvestment
 of distributions                        --                --              --                --
 Less shares redeemed              (727,555)       (8,452,782)             --                --
                                  ---------------------------------------------------------------------------
 Increase (decrease)              3,777,354       $43,210,082       4,480,000       $44,800,000
---------------------------------------------------------------------------------------------------

                                                                           INTERNATIONAL
                                          VALUE FUND                        GROWTH FUND
---------------------------------------------------------------------------------------------------
B SHARES                           SHARES           DOLLARS          SHARES           DOLLARS
---------------------------------------------------------------------------------------------------
 Shares sold                        390,081       $ 4,393,119          10,000       $   100,000
 Shares issued in reinvestment
 of distributions                        --                --              --                --
 Less shares redeemed               (84,313)         (953,694)             --                --
                                  ---------------------------------------------------------------------------
 Increase (decrease)                305,768       $ 3,439,425          10,000       $   100,000
                                  ---------------------------------------------------------------------------

                                                                           INTERNATIONAL
                                          VALUE FUND                        GROWTH FUND
---------------------------------------------------------------------------------------------------
C SHARES                           SHARES           DOLLARS          SHARES           DOLLARS
---------------------------------------------------------------------------------------------------
 Shares sold                        754,887       $ 8,497,676          10,000       $   100,000
 Shares issued in reinvestment
 of distributions                        --                --              --                --
 Less shares redeemed              (269,021)       (3,048,263)             --                --
                                  ---------------------------------------------------------------------------
 Increase (decrease)                485,866       $ 5,449,413          10,000       $   100,000
---------------------------------------------------------------------------------------------------

                                                                           INTERNATIONAL
                                          VALUE FUND                        GROWTH FUND
---------------------------------------------------------------------------------------------------
I SHARES                           SHARES           DOLLARS          SHARES           DOLLARS
---------------------------------------------------------------------------------------------------
 Shares sold                         70,535       $   826,025         700,200       $ 7,000,000
 Shares issued in reinvestment
 of distributions                        --                --              --                --
 Less shares redeemed               (25,763)         (297,802)             --                --
                                  ---------------------------------------------------------------------------
 Increase (decrease)                 44,772       $   528,223         700,200       $ 7,000,000
                                  ---------------------------------------------------------------------------
 Total Increase (decrease)        4,613,760       $52,627,143       5,200,200       $52,000,000
                                  ---------------------------------------------------------------------------

                                                                             159
                             Notes to Financial Statements   ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED MARCH 31, 2005

                                   GLOBAL GROWTH AND
                                      INCOME FUND                     GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------------------
A SHARES                       SHARES           DOLLARS            SHARES             DOLLARS
-----------------------------------------------------------------------------------------------------
 Shares sold                 14,434,576       $117,002,583        36,824,936       $1,040,062,724
 Shares issued in
 reinvestment of
 distributions                    6,757             55,819         1,357,299           39,015,486
 Less shares redeemed        (3,885,004)       (31,565,069)      (21,144,588)        (593,309,016)
                             ---------------------------------------------------------------------------
 Increase (decrease)         10,556,329       $ 85,493,333        17,037,647       $  485,769,194
-----------------------------------------------------------------------------------------------------

                                   GLOBAL GROWTH AND
                                      INCOME FUND                     GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------------------
B SHARES                       SHARES           DOLLARS            SHARES             DOLLARS
-----------------------------------------------------------------------------------------------------
 Shares sold                  1,519,877       $ 12,797,339         4,309,682       $  133,670,389
 Shares issued in
 reinvestment of
 distributions                      861              7,413           198,040            6,308,133
 Less shares redeemed          (332,476)        (2,818,770)       (1,885,544)         (58,774,844)
                             ---------------------------------------------------------------------------
 Increase (decrease)          1,188,262       $  9,985,982         2,622,178       $   81,203,678
                             ---------------------------------------------------------------------------

                                   GLOBAL GROWTH AND
                                      INCOME FUND                     GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------------------
C SHARES                       SHARES           DOLLARS            SHARES             DOLLARS
-----------------------------------------------------------------------------------------------------
 Shares sold                  6,704,545       $ 53,571,181        17,934,295       $  509,599,707
 Shares issued in
 reinvestment of
 distributions                    4,096             33,425           632,637           18,360,437
 Less shares redeemed        (2,156,678)       (17,382,535)       (7,500,499)        (213,520,855)
                             ---------------------------------------------------------------------------
 Increase (decrease)          4,551,963       $ 36,222,071        11,066,433       $  314,439,289
-----------------------------------------------------------------------------------------------------

                                   GLOBAL GROWTH AND
                                      INCOME FUND                     GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------------------
I SHARES                       SHARES           DOLLARS            SHARES             DOLLARS
-----------------------------------------------------------------------------------------------------
 Shares sold                    160,550       $  1,330,893         1,428,952       $   40,773,436
 Shares issued in
 reinvestment of
 distributions                      217              1,795            33,058              933,256
 Less shares redeemed          (129,153)        (1,067,689)         (163,699)          (4,563,181)
                             ---------------------------------------------------------------------------
 Increase (decrease)             31,614       $    264,999         1,298,311       $   37,143,511
                             ---------------------------------------------------------------------------
 Total Increase
 (decrease)                  16,328,168       $131,966,385        32,024,569       $  918,555,672
                             ---------------------------------------------------------------------------

 160
      ANNUAL REPORT   Notes to Financial Statements

                                                   NOTES TO FINANCIAL STATEMENTS

                                      HIGH YIELD FUND                     CONVERTIBLE FUND
-----------------------------------------------------------------------------------------------------
A SHARES                         SHARES           DOLLARS            SHARES            DOLLARS
-----------------------------------------------------------------------------------------------------
 Shares sold                    6,854,047       $ 74,559,017          323,635       $   6,853,202
 Shares issued in
 reinvestment of
 distributions                    509,964          5,527,282        1,466,650          30,684,139
 Less shares redeemed          (5,244,951)       (56,741,536)      (5,763,734)       (121,293,681)
                               ---------------------------------------------------------------------------
 Increase (decrease)            2,119,060       $ 23,344,763       (3,973,449)      $ (83,756,340)
-----------------------------------------------------------------------------------------------------

                                      HIGH YIELD FUND                     CONVERTIBLE FUND
-----------------------------------------------------------------------------------------------------
B SHARES                         SHARES           DOLLARS            SHARES            DOLLARS
-----------------------------------------------------------------------------------------------------
 Shares sold                      833,223       $  9,218,411              490       $      11,612
 Shares issued in
 reinvestment of
 distributions                     92,546          1,026,358          388,018           9,136,152
 Less shares redeemed            (758,022)        (8,307,650)      (1,166,826)        (27,587,484)
                               ---------------------------------------------------------------------------
 Increase (decrease)              167,747       $  1,937,119         (778,318)      $ (18,439,720)
                               ---------------------------------------------------------------------------

                                      HIGH YIELD FUND                     CONVERTIBLE FUND
-----------------------------------------------------------------------------------------------------
C SHARES                         SHARES           DOLLARS            SHARES            DOLLARS
-----------------------------------------------------------------------------------------------------
 Shares sold                    2,575,077       $ 28,458,306            2,116       $      44,649
 Shares issued in
 reinvestment of
 distributions                    282,690          3,118,937        1,129,482          23,613,998
 Less shares redeemed          (2,487,401)       (27,495,977)      (4,305,715)        (90,810,375)
                               ---------------------------------------------------------------------------
 Increase (decrease)              370,366       $  4,081,266       (3,174,117)      $ (67,151,728)
-----------------------------------------------------------------------------------------------------

                                      HIGH YIELD FUND                     CONVERTIBLE FUND
-----------------------------------------------------------------------------------------------------
I SHARES                         SHARES           DOLLARS            SHARES            DOLLARS
-----------------------------------------------------------------------------------------------------
 Shares sold                       14,820       $    160,998            6,704       $     135,356
 Shares issued in
 reinvestment of
 distributions                     17,497            189,086           32,810             657,993
 Less shares redeemed            (108,403)        (1,187,714)        (661,531)        (13,247,411)
                               ---------------------------------------------------------------------------
 Increase (decrease)              (76,086)      $   (837,630)        (622,017)      $ (12,454,062)
                               ---------------------------------------------------------------------------
 Total Increase (decrease)      2,581,087       $ 28,525,518       (8,547,901)      $(181,801,850)
                               ---------------------------------------------------------------------------

                                                                             161
                             Notes to Financial Statements   ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED MARCH 31, 2005

                                                                MARKET NEUTRAL INCOME FUND
------------------------------------------------------------------------------------------------
A SHARES                                                        SHARES            DOLLARS
------------------------------------------------------------------------------------------------
 Shares sold                                                     714,584       $   9,906,849
 Shares issued in reinvestment of distributions                1,917,992          26,203,643
 Less shares redeemed                                         (9,040,652)       (123,846,894)
                                                              -----------------------------------
 Increase (decrease)                                          (6,408,076)      $ (87,736,402)
------------------------------------------------------------------------------------------------

                                                                MARKET NEUTRAL INCOME FUND
------------------------------------------------------------------------------------------------
B SHARES                                                        SHARES            DOLLARS
------------------------------------------------------------------------------------------------
 Shares sold                                                         302       $       4,285
 Shares issued in reinvestment of distributions                  214,743           3,042,151
 Less shares redeemed                                           (624,588)         (8,878,140)
                                                              -----------------------------------
 Increase (decrease)                                            (409,543)      $  (5,831,704)
                                                              -----------------------------------

                                                                MARKET NEUTRAL INCOME FUND
------------------------------------------------------------------------------------------------
C SHARES                                                        SHARES            DOLLARS
------------------------------------------------------------------------------------------------
 Shares sold                                                          46       $       1,282
 Shares issued in reinvestment of distributions                  822,264          11,364,433
 Less shares redeemed                                         (3,701,259)        (51,224,026)
                                                              -----------------------------------
 Increase (decrease)                                          (2,878,949)      $ (39,858,311)
------------------------------------------------------------------------------------------------

                                                                MARKET NEUTRAL INCOME FUND
------------------------------------------------------------------------------------------------
I SHARES                                                        SHARES            DOLLARS
------------------------------------------------------------------------------------------------
 Shares sold                                                      86,663       $   1,209,715
 Shares issued in reinvestment of distributions                  268,648           3,640,970
 Less shares redeemed                                           (151,760)         (2,092,276)
                                                              -----------------------------------
 Increase (decrease)                                             203,551       $   2,758,409
                                                              -----------------------------------
 Total Increase (decrease)                                    (9,493,017)      $(130,668,008)
                                                              -----------------------------------

 162
      ANNUAL REPORT   Notes to Financial Statements

                      This page intentionally left blank.

CALAMOS GROWTH FUND
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                             CLASS A
                             ------------------------------------------------------------------------
                                                       Year Ended March 31,
                             ------------------------------------------------------------------------
                                2006           2005           2004          2003          2002
-----------------------------------------------------------------------------------------------------
 Net asset value, beginning
  of period                       $49.90         $47.62        $31.68        $37.64        $37.04
-----------------------------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income
   (loss)                          (0.30)*        (0.36)*       (0.14)*       (0.37)*       (0.41)*
-----------------------------------------------------------------------------------------------------
  Net realized and
   unrealized gain (loss)
   on investments                  11.05           2.78         16.08         (5.59)         1.01
-----------------------------------------------------------------------------------------------------
  Total from investment
   operations                      10.75           2.42         15.94         (5.96)         0.60
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 Distributions:
-----------------------------------------------------------------------------------------------------
  Dividends from net
   investment income                  --             --            --            --            --
-----------------------------------------------------------------------------------------------------
  Dividends from net
   realized gains                  (2.34)         (0.14)           --            --            --
-----------------------------------------------------------------------------------------------------
  Total distributions              (2.34)         (0.14)           --            --            --
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
  Net asset value, end of
   period                         $58.31         $49.90        $47.62        $31.68        $37.64
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
  Total Return(a)                  21.96%          5.08%        50.32%       (15.84%)        1.62%
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
  Ratios and supplemental
   data:
-----------------------------------------------------------------------------------------------------
  Net assets, end of period
   (000)                     $14,242,247    $10,161,403    $5,789,210    $1,768,431    $1,027,091
-----------------------------------------------------------------------------------------------------
  Ratio of net expenses to
   average net assets               1.20%          1.23%         1.31%         1.40%         1.55%
-----------------------------------------------------------------------------------------------------
  Ratio of net investment
   income (loss) to average
   net assets                      (0.55%)        (0.74%)       (0.96%)       (1.12%)       (1.12%)
-----------------------------------------------------------------------------------------------------
  Ratio of gross expenses
   to average net assets
   prior to waiver of
   expenses by the Advisor          1.20%          1.23%         1.31%         1.40%         1.55%
-----------------------------------------------------------------------------------------------------

                                                        Year Ended March 31,
                                      ---------------------------------------------------------
                                      2006        2005        2004        2003        2002
-----------------------------------------------------------------------------------------------
 Portfolio Turnover Rate              74.7%       63.1%       53.7%       60.5%       78.8%
-----------------------------------------------------------------------------------------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
*   Net investment income allocated based on average shares method.

 164
      ANNUAL REPORT   Financial Highlights

                                                            FINANCIAL HIGHLIGHTS

                              CLASS B
    ------------------------------------------------------------
                        YEAR ENDED MARCH 31,
----------------------------------------------------------------
    ------------------------------------------------------------
       2006         2005        2004       2003       2002
----------------------------------------------------------------
        $51.59       $49.59     $33.24     $39.79     $39.45
----------------------------------------------------------------
         (0.72)*      (0.75)*    (0.32)*    (0.65)*    (0.47)*
----------------------------------------------------------------
         11.38         2.89      16.67      (5.90)      0.81
----------------------------------------------------------------
         10.66         2.14      16.35      (6.55)      0.34
----------------------------------------------------------------
----------------------------------------------------------------
----------------------------------------------------------------
            --           --         --         --         --
----------------------------------------------------------------
         (2.34)       (0.14)        --         --         --
----------------------------------------------------------------
         (2.34)       (0.14)        --         --         --
----------------------------------------------------------------
----------------------------------------------------------------
        $59.91       $51.59     $49.59     $33.24     $39.79
----------------------------------------------------------------
----------------------------------------------------------------
         21.05%        4.31%     49.19%    (16.46%)     0.86%
----------------------------------------------------------------
----------------------------------------------------------------
----------------------------------------------------------------
    $1,424,960   $1,110,017   $749,897   $250,121   $130,934
----------------------------------------------------------------
          1.95%        1.98%      2.06%      2.15%      2.30%
----------------------------------------------------------------
         (1.30%)      (1.49%)    (1.71%)    (1.87%)    (1.87%)
----------------------------------------------------------------
          1.95%        1.98%      2.06%      2.15%      2.30%
----------------------------------------------------------------

                                                                             165
                                      Financial Highlights   ANNUAL REPORT

CALAMOS GROWTH FUND

                                                              CLASS C
                                 ------------------------------------------------------------------
                                                        Year Ended March 31,
                                 ------------------------------------------------------------------
                                    2006          2005          2004         2003        2002
---------------------------------------------------------------------------------------------------
 Net asset value, beginning of
  period                             $48.00        $46.15        $30.94      $37.03      $36.72
---------------------------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income (loss)        (0.67)*       (0.69)*       (0.28)*     (0.61)*     (0.68)*
---------------------------------------------------------------------------------------------------
  Net realized and unrealized
   gain (loss) on investments         10.58          2.68         15.49       (5.48)       0.99
---------------------------------------------------------------------------------------------------
  Total from investment
   operations                          9.91          1.99         15.21       (6.09)       0.31
---------------------------------------------------------------------------------------------------
 Distributions:
---------------------------------------------------------------------------------------------------
  Dividends from net investment
   income                                --            --            --          --          --
---------------------------------------------------------------------------------------------------
  Dividends from net realized
   gains                              (2.34)        (0.14)           --          --          --
---------------------------------------------------------------------------------------------------
  Total distributions                 (2.34)        (0.14)           --          --          --
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
  Net asset value, end of
   period                            $55.57        $48.00        $46.15      $30.94      $37.03
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
  Total Return(a)                     21.06%         4.31%        49.16%     (16.45%)      0.84%
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
  Ratios and supplemental data:
---------------------------------------------------------------------------------------------------
  Net assets, end of period
   (000)                         $4,152,698    $3,038,513    $1,882,171    $585,040    $333,734
---------------------------------------------------------------------------------------------------
  Ratio of net expenses to
   average net assets                  1.95%         1.98%         2.06%       2.15%       2.30%
---------------------------------------------------------------------------------------------------
  Ratio of net investment
   income (loss) to average net
   assets                             (1.30%)       (1.49%)       (1.71%)     (1.87%)     (1.87%)
---------------------------------------------------------------------------------------------------
  Ratio of gross expenses to
   average net assets prior to
   waiver of expenses by the
   Advisor                             1.95%         1.98%         2.06%       2.15%       2.30%
---------------------------------------------------------------------------------------------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
*   Net investment income allocated based on average shares method.

 166
      ANNUAL REPORT   Financial Highlights

                                                            FINANCIAL HIGHLIGHTS

                              CLASS I
    ------------------------------------------------------------
                        YEAR ENDED MARCH 31,
----------------------------------------------------------------
    ------------------------------------------------------------
      2006       2005       2004      2003         2002
----------------------------------------------------------------
      $52.85     $50.30     $33.38    $39.56      $38.83
----------------------------------------------------------------
       (0.17)*    (0.25)*    (0.13)*   (0.30)*     (0.34)*
----------------------------------------------------------------
       11.72       2.94      17.05     (5.88)       1.07
----------------------------------------------------------------
       11.55       2.69      16.92     (6.18)       0.73
----------------------------------------------------------------
----------------------------------------------------------------
          --         --         --        --          --
----------------------------------------------------------------
       (2.34)     (0.14)        --        --          --
----------------------------------------------------------------
       (2.34)     (0.14)        --        --          --
----------------------------------------------------------------
----------------------------------------------------------------
      $62.06     $52.85     $50.30    $33.38      $39.56
----------------------------------------------------------------
----------------------------------------------------------------
       22.25%      5.35%     50.69%   (15.62%)      1.88%
----------------------------------------------------------------
----------------------------------------------------------------
----------------------------------------------------------------
    $198,409   $156,641   $123,933   $45,620      $7,424
----------------------------------------------------------------
        0.95%      0.98%      1.06%     1.15%       1.30%
----------------------------------------------------------------
       (0.30%)    (0.49%)    (0.71%)   (0.87%)     (0.87%)
----------------------------------------------------------------
        0.95%      0.98%      1.06%     1.15%       1.30%
----------------------------------------------------------------

                                                                             167
                                      Financial Highlights   ANNUAL REPORT

CALAMOS BLUE CHIP FUND
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                    CLASS A
                                                  -------------------------------------------
                                                                              December 1,
                                                                                 2003
                                                                                through
                                                  Year Ended March 31,         March 31,
---------------------------------------------------------------------------------------------
                                                   2006          2005            2004
---------------------------------------------------------------------------------------------
 Net asset value, beginning of period              $10.91        $10.27          $10.00
---------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income (loss)                       0.02          0.02           (0.01)
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
   investments                                       1.19          0.63            0.28
---------------------------------------------------------------------------------------------
  Total from investment operations                   1.21          0.65            0.27
---------------------------------------------------------------------------------------------
 Distributions:
---------------------------------------------------------------------------------------------
  Dividends from net investment income                 --         (0.01)             --
---------------------------------------------------------------------------------------------
  Dividends from net realized gains                    --            --              --
---------------------------------------------------------------------------------------------
  Total distributions                                  --         (0.01)             --
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
  Net asset value, end of period                   $12.12        $10.91          $10.27
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
  Total Return(a)                                   11.09%         6.33%           2.70%
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
  Ratios and supplemental data:
---------------------------------------------------------------------------------------------
  Net assets, end of period (000)                 $95,552       $76,809         $28,499
---------------------------------------------------------------------------------------------
  Ratio of net expenses to average net assets        1.46%         1.70%           1.75%**
---------------------------------------------------------------------------------------------
  Ratio of net investment income (loss) to
   average net assets                                0.16%         0.25%          (0.42%)**
---------------------------------------------------------------------------------------------
  Ratio of gross expenses to average net assets
   prior to waiver of expenses by the Advisor        1.46%         1.70%           2.56%**
---------------------------------------------------------------------------------------------

                                                                               December 1,
                                                                                  2003
                                                                                 through
                                                   Year Ended March 31,         March 31,
----------------------------------------------------------------------------------------------
                                                    2006           2005           2004
----------------------------------------------------------------------------------------------
 Portfolio turnover rate                           27.7%          37.6%           4.3%
----------------------------------------------------------------------------------------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
*   Amounts are less than $0.005.
**  Annualized

 168
      ANNUAL REPORT   Financial Highlights

                                                            FINANCIAL HIGHLIGHTS

                    CLASS B
    ---------------------------------------
                            December 1,
                               2003
                              through
    Year Ended March 31,     March 31,
-------------------------------------------
      2006        2005         2004
-------------------------------------------
     $10.82      $10.25       $10.00
-------------------------------------------
      (0.07)      (0.03)       (0.02)
-------------------------------------------
       1.17        0.60         0.27
-------------------------------------------
       1.10        0.57         0.25
-------------------------------------------
-------------------------------------------
         --          --           --
-------------------------------------------
         --          --           --
-------------------------------------------
         --          --           --
-------------------------------------------
-------------------------------------------
     $11.92      $10.82       $10.25
-------------------------------------------
-------------------------------------------
      10.17%       5.56%        2.50%
-------------------------------------------
-------------------------------------------
-------------------------------------------
     $8,452      $7,219       $3,894
-------------------------------------------
       2.21%       2.45%        2.50%**
-------------------------------------------
      (0.59%)     (0.50%)      (1.17%)**
-------------------------------------------
           %
       2.21        2.45%        3.31%**
-------------------------------------------

                                                                             169
                                      Financial Highlights   ANNUAL REPORT

CALAMOS BLUE CHIP FUND

                                                                   CLASS C
                                                    -------------------------------------
                                                                              December 1,
                                                                                 2003
                                                                                through
                                                    Year Ended March 31,       March 31,
-----------------------------------------------------------------------------------------
                                                     2006         2005           2004
---------------------------------------------------------------------------------------------
 Net asset value, beginning of period                $10.82       $10.25        $10.00
---------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income (loss)                        (0.07)       (0.03)        (0.02)
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments                                        1.18         0.60          0.27
---------------------------------------------------------------------------------------------
  Total from investment operations                     1.11         0.57          0.25
---------------------------------------------------------------------------------------------
 Distributions:
---------------------------------------------------------------------------------------------
  Dividends from net investment income                   --           --            --
---------------------------------------------------------------------------------------------
  Dividends from net realized gains                      --           --            --
---------------------------------------------------------------------------------------------
  Total distributions                                    --           --            --
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
  Net asset value, end of period                     $11.93       $10.82        $10.25
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
  Total Return(a)                                     10.26%        5.56%         2.50%
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
  Ratios and supplemental data:
---------------------------------------------------------------------------------------------
  Net assets, end of period (000)                   $14,233      $12,337        $4,822
---------------------------------------------------------------------------------------------
  Ratio of net expenses to average net assets          2.21%        2.45%         2.50%**
---------------------------------------------------------------------------------------------
  Ratio of net investment income (loss) to average
    net assets                                        (0.59%)      (0.50%)       (1.17%)**
---------------------------------------------------------------------------------------------
  Ratio of gross expenses to average net assets
   prior to waiver of expenses by the Advisor          2.21%        2.45%         3.31%**
---------------------------------------------------------------------------------------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
*   Amounts are less than $0.005.
**  Annualized

 170
      ANNUAL REPORT   Financial Highlights

                                                            FINANCIAL HIGHLIGHTS

                   CLASS I
    --------------------------------------
                           December 1,
                              2003
                             through
    Year Ended March 31,    March 31,
------------------------------------------
      2006        2005        2004
------------------------------------------
      $10.94     $10.28      $10.00
------------------------------------------
        0.01       0.04       (0.00)*
------------------------------------------
        1.24       0.64        0.28
------------------------------------------
        1.25       0.68        0.28
------------------------------------------

------------------------------------------
          --      (0.02)         --
------------------------------------------
          --         --          --
------------------------------------------
          --      (0.02)         --
------------------------------------------

------------------------------------------
      $12.19     $10.94      $10.28
------------------------------------------

------------------------------------------
       11.43%      6.64%       2.80%
------------------------------------------

------------------------------------------

------------------------------------------
     $17,881     $2,686      $1,427
------------------------------------------
        1.21%      1.45%       1.50%**
------------------------------------------
        0.41%      0.50%      (0.17%)**
------------------------------------------
            %
        1.21       1.45%       2.31%**
------------------------------------------

                                                                             171
                                      Financial Highlights   ANNUAL REPORT

CALAMOS VALUE FUND
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                  CLASS A
                                         ---------------------------------------------------------
                                                                                    January 2,
                                                                                       2002
                                                                                     through
                                                  Year Ended March 31,              March 31,
--------------------------------------------------------------------------------------------------
                                          2006       2005       2004       2003        2002
--------------------------------------------------------------------------------------------------
 Net asset value, beginning of period     $12.01     $11.27      $7.70     $9.89      $10.00
--------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income (loss)              0.01       0.02      (0.02)    (0.01)         --
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
   (loss) on investments                    1.51       0.72       3.59     (2.18)      (0.11)
--------------------------------------------------------------------------------------------------
  Total from investment operations          1.52       0.74       3.57     (2.19)      (0.11)
--------------------------------------------------------------------------------------------------
 Distributions:
--------------------------------------------------------------------------------------------------
  Dividends from net investment income        --         --         --        --          --
--------------------------------------------------------------------------------------------------
  Dividends from net realized gains        (0.50)        --         --        --          --
--------------------------------------------------------------------------------------------------
  Total distributions                      (0.50)        --         --        --          --
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  Net asset value, end of period          $13.03     $12.01     $11.27     $7.70       $9.89
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  Total Return(a)                          12.91%      6.57%     46.36%   (22.14%)     (1.10%)
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  Ratios and supplemental data:
--------------------------------------------------------------------------------------------------
  Net assets, end of period (000)        $95,264    $88,040    $40,024    $9,333      $1,130
--------------------------------------------------------------------------------------------------
  Ratio of net expenses to average net
   assets                                   1.47%      1.61%      1.75%     1.75%       1.75%*
--------------------------------------------------------------------------------------------------
  Ratio of net investment income (loss)
   to average net assets                    0.10%      0.07%     (0.40%)   (0.28%)     (0.26%)*
--------------------------------------------------------------------------------------------------
  Ratio of gross expenses to average
   net assets prior to waiver of
   expenses by the Advisor                  1.47%      1.61%      2.02%     6.05%      32.22%*
--------------------------------------------------------------------------------------------------

                                                                                 January 2,
                                                                                    2002
                                                                                  through
                                                   Year Ended March 31,          March 31,
-----------------------------------------------------------------------------------------------
                                             2006     2005     2004     2003        2002
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                      63.3%    50.3%    24.4%    33.6%       0.0%
-----------------------------------------------------------------------------------------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
*   Annualized

 172
      ANNUAL REPORT   Financial Highlights

                                                            FINANCIAL HIGHLIGHTS

                          CLASS B
    ---------------------------------------------------
                                         January 2,
                                            2002
                                          through
           Year Ended March 31,          March 31,
-------------------------------------------------------
     2006     2005     2004     2003        2002
-------------------------------------------------------
    $11.73   $11.08    $7.63     $9.87     $10.00
-------------------------------------------------------
     (0.07)   (0.03)   (0.02)    (0.03)     (0.01)
-------------------------------------------------------
      1.45     0.68     3.47     (2.21)     (0.12)
-------------------------------------------------------
      1.38     0.65     3.45     (2.24)     (0.13)
-------------------------------------------------------

-------------------------------------------------------
        --       --       --        --         --
-------------------------------------------------------
     (0.50)      --       --        --         --
-------------------------------------------------------
     (0.50)      --       --        --         --
-------------------------------------------------------

-------------------------------------------------------
    $12.61   $11.73   $11.08     $7.63      $9.87
-------------------------------------------------------

-------------------------------------------------------
     12.01%    5.87%   45.22%   (22.70%)    (1.30%)
-------------------------------------------------------

-------------------------------------------------------

-------------------------------------------------------
    $9,205   $7,676   $3,865      $545        $55
-------------------------------------------------------
      2.22%    2.36%    2.50%     2.50%      2.50%*
-------------------------------------------------------
     (0.65%)  (0.68%)  (1.15%)   (1.03%)    (1.01%)*
-------------------------------------------------------
          %
      2.22     2.36%    2.77%     6.80%     32.97%*
-------------------------------------------------------

                                                                             173
                                      Financial Highlights   ANNUAL REPORT

CALAMOS VALUE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                  CLASS C
                                          --------------------------------------------------------
                                                                                    January 2,
                                                                                       2002
                                                                                     through
                                                   Year Ended March 31,             March 31,
--------------------------------------------------------------------------------------------------
                                           2006       2005       2004      2003        2002
--------------------------------------------------------------------------------------------------
 Net asset value, beginning of period      $11.72     $11.08     $7.63     $9.88      $10.00
--------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income (loss)              (0.07)     (0.04)    (0.01)    (0.03)      (0.01)
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
   (loss) on investments                     1.45       0.68      3.46     (2.22)      (0.11)
--------------------------------------------------------------------------------------------------
  Total from investment operations           1.38       0.64      3.45     (2.25)      (0.12)
--------------------------------------------------------------------------------------------------
 Distributions:
--------------------------------------------------------------------------------------------------
  Dividends from net investment income         --         --        --        --          --
--------------------------------------------------------------------------------------------------
  Dividends from net realized gains         (0.50)        --        --        --          --
--------------------------------------------------------------------------------------------------
  Total distributions                       (0.50)        --        --        --          --
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  Net asset value, end of period           $12.60     $11.72    $11.08     $7.63       $9.88
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  Total Return(a)                           12.02%      5.78%    45.22%   (22.77%)     (1.20%)
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  Ratios and supplemental data:
--------------------------------------------------------------------------------------------------
  Net assets, end of period (000)         $14,999    $12,991    $6,894      $922         $65
--------------------------------------------------------------------------------------------------
  Ratio of net expenses to average net
   assets                                    2.22%      2.36%     2.50%     2.50%       2.50%*
--------------------------------------------------------------------------------------------------
  Ratio of net investment income (loss)
   to average net assets                    (0.65%)    (0.68%)   (1.15%)   (1.03%)     (1.01%)*
--------------------------------------------------------------------------------------------------
  Ratio of gross expenses to average net
   assets prior to waiver of expenses by
   the Advisor                               2.22%      2.36%     2.77%     6.80%      32.97%*
--------------------------------------------------------------------------------------------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
*   Annualized

 174
      ANNUAL REPORT   Financial Highlights

                                                            FINANCIAL HIGHLIGHTS

                       CLASS I
------------------------------------------------------
                                         March 1,
                                           2002
                                         through
          Year Ended March 31,          March 31,
------------------------------------------------------
     2006     2005     2004     2003       2002
------------------------------------------------------
    $12.11   $11.33    $7.72    $9.90      $9.83
------------------------------------------------------
      0.04     0.03    (0.01)      --         --
------------------------------------------------------
      1.53     0.75     3.62    (2.18)      0.07
------------------------------------------------------
      1.57     0.78     3.61    (2.18)      0.07
------------------------------------------------------

------------------------------------------------------
        --       --       --       --         --
------------------------------------------------------
     (0.50)      --       --       --         --
------------------------------------------------------
     (0.50)      --       --       --         --
------------------------------------------------------

------------------------------------------------------
    $13.18   $12.11   $11.33    $7.72      $9.90
------------------------------------------------------

------------------------------------------------------
     13.22%    6.88%   46.76%  (22.02%)     0.71%
------------------------------------------------------

------------------------------------------------------

------------------------------------------------------
    $4,120   $3,174   $2,461   $1,336         $1
------------------------------------------------------
      1.22%    1.36%    1.50%    1.50%      1.50%*
------------------------------------------------------
          %
      0.35     0.32%   (0.15%)  (0.03%)    (0.01%)*
------------------------------------------------------
          %
      1.22     1.36%    1.77%    5.80%     31.97%*
------------------------------------------------------

                                                                             175
                                      Financial Highlights   ANNUAL REPORT

CALAMOS INTERNATIONAL GROWTH FUND
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                               CLASS A                    CLASS B
                                       -----------------------    -----------------------
                                                     March 16,                  March 16,
                                                       2005*                      2005*
                                       Year Ended     through     Year Ended     through
                                       March 31,     March 31,    March 31,     March 31,
---------------------------------------------------------------------------------------------
                                          2006         2005          2006         2005
---------------------------------------------------------------------------------------------
 Net asset value, beginning of period      $9.76       $10.00        $9.76       $10.00
---------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                     0.07         0.01         0.01         0.01
---------------------------------------------------------------------------------------------
  Net realized and unrealized (loss)
   on investments                           3.33        (0.25)        3.29        (0.25)
---------------------------------------------------------------------------------------------
  Total from investment operations          3.40        (0.24)        3.30        (0.24)
---------------------------------------------------------------------------------------------
 Distributions:
---------------------------------------------------------------------------------------------
  Dividends from net investment
   income                                  (0.06)          --        (0.04)          --
---------------------------------------------------------------------------------------------
  Dividends from net realized gains           --           --           --           --
---------------------------------------------------------------------------------------------
  Total distributions                      (0.06)          --        (0.04)          --
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
  Net asset value, end of period          $13.10        $9.76       $13.02        $9.76
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
  Total Return(a)                          34.87%       (2.40%)      33.81%       (2.40%)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
  Ratios and supplemental data:
---------------------------------------------------------------------------------------------
  Net assets, end of period (000)       $127,471      $43,722      $11,928          $98
---------------------------------------------------------------------------------------------
  Ratio of net expenses to average
   net assets                               1.62%        1.75%**      2.37%        2.50%**
---------------------------------------------------------------------------------------------
  Ratio of net investment income
   (loss) to average net assets             0.80%        2.00%**      0.05%        1.25%**
---------------------------------------------------------------------------------------------
  Ratio of gross expenses to average
   net assets prior to expenses
   waived or absorbed by the Advisor        1.62%        3.00%**      2.37%        3.75%**
---------------------------------------------------------------------------------------------

                                                                               March 16,
                                                                                 2005*
                                                              Year Ended        through
                                                              March 31,        March 31,
--------------------------------------------------------------------------------------------
                                                                 2006            2005
--------------------------------------------------------------------------------------------
 Portfolio turnover rate                                        49.3%            0.0%
--------------------------------------------------------------------------------------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
*   Commencement of Operations
**  Annualized

 176
      ANNUAL REPORT   Financial Highlights

           CLASS C                  CLASS I
    ----------------------   ----------------------
                 March 16,                March 16,
                   2005*                    2005*
    Year Ended    through    Year Ended    through
    March 31,    March 31,   March 31,    March 31,
-------------------------------------------------------
       2006        2005         2006        2005
-------------------------------------------------------
       $9.76      $10.00        $9.76      $10.00
-------------------------------------------------------
        0.02        0.01         0.09        0.01
-------------------------------------------------------
        3.27       (0.25)        3.33       (0.25)
-------------------------------------------------------
        3.29       (0.24)        3.42       (0.24)
-------------------------------------------------------
-------------------------------------------------------
       (0.05)         --        (0.07)         --
-------------------------------------------------------
          --          --           --          --
-------------------------------------------------------
       (0.05)         --        (0.07)         --
-------------------------------------------------------
-------------------------------------------------------
      $13.00       $9.76       $13.11       $9.76
-------------------------------------------------------
-------------------------------------------------------
       33.73%      (2.40%)      35.13%      (2.40%)
-------------------------------------------------------
-------------------------------------------------------
-------------------------------------------------------
     $38,959         $98      $52,011      $6,835
-------------------------------------------------------
        2.37%       2.50%**      1.37%       1.50%**
-------------------------------------------------------
        0.05%       1.25%**      1.05%       2.25%**
-------------------------------------------------------
        2.37%       3.75%**      1.37%       2.75%**
-------------------------------------------------------

                                                                             177
                                      Financial Highlights   ANNUAL REPORT

CALAMOS GLOBAL GROWTH AND INCOME FUND
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                CLASS A
                                   -----------------------------------------------------------------
                                                         Year Ended March 31,
                                   -----------------------------------------------------------------
                                     2006          2005         2004         2003         2002
----------------------------------------------------------------------------------------------------
 Net asset value, beginning of
  period                              $8.27         $8.04        $6.27        $6.89        $7.12
----------------------------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income (loss)         0.12*         0.14*        0.13*        0.46         0.18
----------------------------------------------------------------------------------------------------
  Net realized and unrealized
   gain (loss) on investments          2.19          0.09         1.65        (1.06)       (0.15)
----------------------------------------------------------------------------------------------------
  Total from investment
   operations                          2.31          0.23         1.78        (0.60)        0.03
----------------------------------------------------------------------------------------------------
 Distributions:
----------------------------------------------------------------------------------------------------
  Dividends from net investment
   income                             (0.24)           --        (0.01)       (0.02)       (0.23)
----------------------------------------------------------------------------------------------------
  Dividends from net realized
   gains                              (0.16)        (0.00)**        --           --        (0.03)
----------------------------------------------------------------------------------------------------
  Total distributions                 (0.40)           --        (0.01)       (0.02)       (0.26)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
  Net asset value, end of period     $10.18         $8.27        $8.04        $6.27        $6.89
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
  Total Return(a)                     28.25%         2.90%       28.42%       (8.69%)       0.52%
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
  Ratios and supplemental data:
----------------------------------------------------------------------------------------------------
  Net assets, end of period (000)  $387,476      $183,797      $93,830      $21,397      $12,611
----------------------------------------------------------------------------------------------------
  Ratio of net expenses to
   average net assets                  1.44%         1.51%        1.69%        1.75%        1.75%
----------------------------------------------------------------------------------------------------
  Ratio of net investment income
   (loss) to average net assets        1.29%         1.78%        1.72%        5.26%        1.88%
----------------------------------------------------------------------------------------------------
  Ratio of gross expenses to
   average net assets prior to
   waiver of expenses by the
   Advisor                             1.44%         1.51%        1.69%        2.43%        2.99%
----------------------------------------------------------------------------------------------------

                                                        Year Ended March 31,
                                      ---------------------------------------------------------
                                      2006        2005        2004        2003        2002
-----------------------------------------------------------------------------------------------
 Portfolio turnover rate              59.0%       45.5%       48.5%       59.5%       75.6%
-----------------------------------------------------------------------------------------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
*   Net investment income allocated based on average shares method.
**  Amounts are less than $0.005 per share

 178
      ANNUAL REPORT   Financial Highlights

                                                            FINANCIAL HIGHLIGHTS

                        CLASS B
    ------------------------------------------------
                YEAR ENDED MARCH 31,
----------------------------------------------------
     2006      2005      2004      2003    2002
----------------------------------------------------
      $8.60     $8.43     $6.63    $7.34   $7.58
----------------------------------------------------
       0.05*     0.09*     0.08*    0.31   0.20
----------------------------------------------------
       2.28      0.08      1.73    (1.00)  (0.21)
----------------------------------------------------
       2.33      0.17      1.81    (0.69)  (0.01)
----------------------------------------------------
----------------------------------------------------
      (0.20)       --     (0.01)   (0.02)  (0.20)
----------------------------------------------------
      (0.16)    (0.00)**      --      --   (0.03)
----------------------------------------------------
      (0.36)       --     (0.01)   (0.02)  (0.23)
----------------------------------------------------
----------------------------------------------------
     $10.57     $8.60     $8.43    $6.63   $7.34
----------------------------------------------------
----------------------------------------------------
      27.39%     2.06%    27.30%   (9.38%) (0.09%)
----------------------------------------------------
----------------------------------------------------
----------------------------------------------------
    $52,547   $24,378   $13,878   $2,522   $648
----------------------------------------------------
       2.19%     2.26%     2.44%    2.50%  2.50%
----------------------------------------------------
       0.54%     1.03%     0.97%    4.51%  1.13%
----------------------------------------------------
       2.19%     2.26%     2.44%    3.18%  3.74%
----------------------------------------------------

                                                                             179
                                      Financial Highlights   ANNUAL REPORT

CALAMOS GLOBAL GROWTH AND INCOME FUND

                                                                CLASS C
                                    ----------------------------------------------------------------
                                                          Year Ended March 31,
                                    ----------------------------------------------------------------
                                      2006          2005         2004         2003         2002
----------------------------------------------------------------------------------------------------
 Net asset value, beginning of
  period                               $8.15         $7.98        $6.28        $6.95       $7.19
----------------------------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income (loss)          0.05*         0.08*        0.07*        0.39        0.20
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
   (loss) on investments                2.15          0.09         1.64        (1.04)      (0.22)
----------------------------------------------------------------------------------------------------
  Total from investment operations      2.20          0.17         1.71        (0.65)      (0.02)
----------------------------------------------------------------------------------------------------
 Distributions:
----------------------------------------------------------------------------------------------------
  Dividends from net investment
   income                              (0.20)           --        (0.01)       (0.02)      (0.19)
----------------------------------------------------------------------------------------------------
  Dividends from net realized
   gains                               (0.16)        (0.00)**        --           --       (0.03)
----------------------------------------------------------------------------------------------------
  Total distributions                  (0.36)           --        (0.01)       (0.02)      (0.22)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
  Net asset value, end of period       $9.99         $8.15        $7.98        $6.28       $6.95
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
  Total Return(a)                      27.31%         2.17%       27.23%       (9.33%)     (0.30%)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
  Ratios and supplemental data:
----------------------------------------------------------------------------------------------------
  Net assets, end of period (000)   $221,122      $101,794      $63,425      $11,426      $4,301
----------------------------------------------------------------------------------------------------
  Ratio of net expenses to average
   net assets                           2.19%         2.26%        2.44%        2.50%       2.50%
----------------------------------------------------------------------------------------------------
  Ratio of net investment income
   (loss) to average net assets         0.54%         1.03%        0.97%        4.51%       1.13%
----------------------------------------------------------------------------------------------------
  Ratio of gross expenses to
   average net assets prior to
   waiver of expenses by the
   Advisor                              2.19%         2.26%        2.44%        3.18%       3.74%
----------------------------------------------------------------------------------------------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
*   Net investment income allocated based on average shares method.
**  Amounts are less than $0.005 per share

 180
      ANNUAL REPORT   Financial Highlights

                                                            FINANCIAL HIGHLIGHTS

                       CLASS I
    ----------------------------------------------
               YEAR ENDED MARCH 31,
--------------------------------------------------
     2006      2005     2004     2003    2002
--------------------------------------------------
      $8.30    $8.05    $6.27    $6.86   $7.09
--------------------------------------------------
       0.15*    0.16*    0.15*    0.52   0.16
--------------------------------------------------
       2.19     0.09     1.64    (1.09)  (0.11)
--------------------------------------------------
       2.34     0.25     1.79    (0.57)  0.05
--------------------------------------------------
--------------------------------------------------
      (0.25)      --    (0.01)   (0.02)  (0.25)
--------------------------------------------------
      (0.16)   (0.00)**     --      --   (0.03)
--------------------------------------------------
      (0.41)      --    (0.01)   (0.02)  (0.28)
--------------------------------------------------
--------------------------------------------------
     $10.23    $8.30    $8.05    $6.27   $6.86
--------------------------------------------------
--------------------------------------------------
      28.56%    3.15%   28.59%   (8.29%) 0.76%
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
    $28,532   $4,645   $4,251   $1,155   $633
--------------------------------------------------
       1.19%    1.26%    1.44%    1.50%  1.50%
--------------------------------------------------
       1.54%    2.03%    1.97%    5.51%  2.13%
--------------------------------------------------
       1.19%    1.26%    1.44%    2.18%  2.74%
--------------------------------------------------

                                                                             181
                                      Financial Highlights   ANNUAL REPORT

CALAMOS GROWTH AND INCOME FUND
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                              CLASS A
                                 ------------------------------------------------------------------
                                                        Year Ended March 31,
                                 ------------------------------------------------------------------
                                    2006          2005          2004         2003        2002
---------------------------------------------------------------------------------------------------
 Net asset value, beginning of
  period                             $29.40        $28.71        $22.30      $23.95      $23.26
---------------------------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income (loss)         0.42          0.40          0.34        0.66        0.50
---------------------------------------------------------------------------------------------------
  Net realized and unrealized
   gain (loss) on investments          4.18          0.85          6.48       (1.83)       0.98
---------------------------------------------------------------------------------------------------
  Total from investment
   operations                          4.60          1.25          6.82       (1.17)       1.48
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
 Distributions:
---------------------------------------------------------------------------------------------------
  Dividends from net investment
   income                             (0.60)        (0.40)        (0.41)      (0.48)      (0.58)
---------------------------------------------------------------------------------------------------
  Dividends from net realized
   gains                              (0.76)        (0.16)           --          --       (0.21)
---------------------------------------------------------------------------------------------------
  Total distributions                 (1.36)        (0.56)        (0.41)      (0.48)      (0.79)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
  Net asset value, end of
   period                            $32.64        $29.40        $28.71      $22.30      $23.95
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
  Total Return(a)                     16.01%         4.40%        30.74%      (4.86%)      6.52%
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
  Ratios and supplemental data:
---------------------------------------------------------------------------------------------------
  Net assets, end of period
   (000)                         $3,352,933    $2,580,205    $2,031,032    $609,838    $242,624
---------------------------------------------------------------------------------------------------
  Ratio of net expenses to
   average net assets                  1.06%         1.08%         1.14%       1.25%       1.36%
---------------------------------------------------------------------------------------------------
  Ratio of net investment
   income (loss) to average net
   assets                              1.31%         1.42%         1.63%       3.31%       2.19%
---------------------------------------------------------------------------------------------------
  Ratio of gross expenses to
   average net assets prior to
   waiver of expenses by the
   Advisor                             1.06%         1.08%         1.14%       1.25%       1.36%
---------------------------------------------------------------------------------------------------

                                                        Year Ended March 31,
                                      ---------------------------------------------------------
                                      2006        2005        2004        2003        2002
-----------------------------------------------------------------------------------------------
 Portfolio turnover rate              65.4%       65.0%       50.0%       27.1%       39.7%
-----------------------------------------------------------------------------------------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 182
      ANNUAL REPORT   Financial Highlights

                                                            FINANCIAL HIGHLIGHTS

                            CLASS B
    -------------------------------------------------------
                   YEAR ENDED MARCH 31,
-----------------------------------------------------------
      2006       2005       2004       2003      2002
-----------------------------------------------------------
      $32.42     $31.66     $24.57     $26.36    $25.57
-----------------------------------------------------------
        0.19       0.19       0.16       0.54      0.36
-----------------------------------------------------------
        4.64       0.95       7.14      (2.01)     1.08
-----------------------------------------------------------
        4.83       1.14       7.30      (1.47)     1.44
-----------------------------------------------------------
-----------------------------------------------------------
-----------------------------------------------------------
       (0.34)     (0.22)     (0.21)     (0.32)    (0.44)
-----------------------------------------------------------
       (0.76)     (0.16)        --         --     (0.21)
-----------------------------------------------------------
       (1.10)     (0.38)     (0.21)     (0.32)    (0.65)
-----------------------------------------------------------
-----------------------------------------------------------
      $36.15     $32.42     $31.66     $24.57    $26.36
-----------------------------------------------------------
-----------------------------------------------------------
       15.15%      3.62%     29.78%     (5.56%)    5.74%
-----------------------------------------------------------
-----------------------------------------------------------
-----------------------------------------------------------
    $742,721   $639,253   $541,360   $212,764   $68,757
-----------------------------------------------------------
        1.81%      1.83%      1.89%      2.00%     2.11%
-----------------------------------------------------------
        0.56%      0.67%      0.88%      2.56%     1.44%
-----------------------------------------------------------
        1.81%      1.83%      1.89%      2.00%     2.11%
-----------------------------------------------------------

                                                                             183
                                      Financial Highlights   ANNUAL REPORT

CALAMOS GROWTH AND INCOME FUND

                                                              CLASS C
                                 ------------------------------------------------------------------
                                                        Year Ended March 31,
                                 ------------------------------------------------------------------
                                    2006          2005          2004         2003        2002
---------------------------------------------------------------------------------------------------
 Net asset value, beginning of
  period                             $29.53        $28.90        $22.47      $24.16      $23.47
---------------------------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income (loss)         0.20          0.19          0.17        0.51        0.31
---------------------------------------------------------------------------------------------------
  Net realized and unrealized
   gain (loss) on investments          4.19          0.84          6.50       (1.86)       1.01
---------------------------------------------------------------------------------------------------
  Total from investment
   operations                          4.39          1.03          6.67       (1.35)       1.32
---------------------------------------------------------------------------------------------------
 Distributions:
---------------------------------------------------------------------------------------------------
  Dividends from net investment
   income                             (0.38)        (0.24)        (0.24)      (0.34)      (0.42)
---------------------------------------------------------------------------------------------------
  Dividends from net realized
   gains                              (0.76)        (0.16)           --          --       (0.21)
---------------------------------------------------------------------------------------------------
  Total distributions                 (1.14)        (0.40)        (0.24)      (0.34)      (0.63)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
  Net asset value, end of
   period                            $32.78        $29.53        $28.90      $22.47      $24.16
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
  Total Return(a)                     15.16%         3.59%        29.77%      (5.57%)      5.75%
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
  Ratios and supplemental data:
---------------------------------------------------------------------------------------------------
  Net assets, end of period
   (000)                         $2,095,534    $1,615,096    $1,260,818    $386,101    $112,633
---------------------------------------------------------------------------------------------------
  Ratio of net expenses to
   average net assets                  1.81%         1.83%         1.89%       2.00%       2.11%
---------------------------------------------------------------------------------------------------
  Ratio of net investment
   income (loss) to average net
   assets                              0.56%         0.67%         0.88%       2.56%       1.44%
---------------------------------------------------------------------------------------------------
  Ratio of gross expenses to
   average net assets prior to
   waiver of expenses by the
   Advisor                             1.81%         1.83%         1.89%       2.00%       2.11%
---------------------------------------------------------------------------------------------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 184
      ANNUAL REPORT   Financial Highlights

                                                            FINANCIAL HIGHLIGHTS

                          CLASS I
    ---------------------------------------------------
                   YEAR ENDED MARCH 31,
-------------------------------------------------------
      2006      2005      2004      2003      2002
-------------------------------------------------------
      $28.90    $28.21    $21.91    $23.54   $22.87
-------------------------------------------------------
        0.51      0.45      0.44      0.65     0.57
-------------------------------------------------------
        4.08      0.85      6.33     (1.75)    0.94
-------------------------------------------------------
        4.59      1.30      6.77     (1.10)    1.51
-------------------------------------------------------
-------------------------------------------------------
       (0.67)    (0.45)    (0.47)    (0.53)   (0.63)
-------------------------------------------------------
       (0.76)    (0.16)       --        --    (0.21)
-------------------------------------------------------
       (1.43)    (0.61)    (0.47)    (0.53)   (0.84)
-------------------------------------------------------
-------------------------------------------------------
      $32.06    $28.90    $28.21    $21.91   $23.54
-------------------------------------------------------
-------------------------------------------------------
       16.33%     4.67%    31.06%    (4.65%)   6.77%
-------------------------------------------------------
-------------------------------------------------------
-------------------------------------------------------
    $142,702   $82,793   $44,192   $15,670   $2,956
-------------------------------------------------------
        0.81%     0.83%     0.89%     1.00%    1.11%
-------------------------------------------------------
        1.56%     1.67%     1.88%     3.56%    2.44%
-------------------------------------------------------
        0.81%     0.83%     0.89%     1.00%    1.11%
-------------------------------------------------------

                                                                             185
                                      Financial Highlights   ANNUAL REPORT

CALAMOS HIGH YIELD FUND
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                              CLASS A
                                  ----------------------------------------------------------------
                                                        Year Ended March 31,
                                  ----------------------------------------------------------------
                                    2006          2005         2004         2003         2002
--------------------------------------------------------------------------------------------------
 Net asset value, beginning of
  period                            $10.75        $10.86        $9.60        $9.85       $9.55
--------------------------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income (loss)        0.60          0.67         0.69         0.48        0.54
--------------------------------------------------------------------------------------------------
  Net realized and unrealized
   gain (loss) on investments         0.33         (0.07)        1.28        (0.26)       0.29
--------------------------------------------------------------------------------------------------
  Total from investment
   operations                         0.93          0.60         1.97         0.22        0.83
--------------------------------------------------------------------------------------------------
 Distributions:
--------------------------------------------------------------------------------------------------
  Dividends from net investment
   income                            (0.72)        (0.56)       (0.71)       (0.47)      (0.53)
--------------------------------------------------------------------------------------------------
  Dividends from net realized
   gains                             (0.13)        (0.15)          --           --          --
--------------------------------------------------------------------------------------------------
  Total distributions                (0.85)        (0.71)       (0.71)       (0.47)      (0.53)
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  Net asset value, end of period    $10.83        $10.75       $10.86        $9.60       $9.85
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  Total Return(a)                     9.11%         5.67%       20.87%        2.53%       8.98%
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  Ratios and supplemental data:
--------------------------------------------------------------------------------------------------
  Net assets, end of period
   (000)                          $152,382      $119,798      $97,993      $45,265      $7,023
--------------------------------------------------------------------------------------------------
  Ratio of net expenses to
   average net assets                 1.19%         1.24%        1.30%        1.75%       1.75%
--------------------------------------------------------------------------------------------------
  Ratio of net investment income
   (loss) to average net assets       5.70%         6.26%        7.04%        7.07%       6.32%
--------------------------------------------------------------------------------------------------
  Ratio of gross expenses to
   average net assets prior to
   waiver of expenses by the
   Advisor                            1.19%         1.24%        1.30%        1.96%       5.75%
--------------------------------------------------------------------------------------------------

                                                        Year Ended March 31,
                                      ---------------------------------------------------------
                                      2006        2005        2004        2003        2002
-----------------------------------------------------------------------------------------------
 Portfolio turnover rate              73.1%       39.7%       44.2%       33.2%       36.7%
-----------------------------------------------------------------------------------------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
**  Annualized

 186
      ANNUAL REPORT   Financial Highlights

                                                            FINANCIAL HIGHLIGHTS

                         CLASS B
    --------------------------------------------------
                   YEAR ENDED MARCH 31,
------------------------------------------------------
     2006      2005      2004      2003      2002
------------------------------------------------------
     $10.99    $11.11     $9.82    $10.07    $9.77
------------------------------------------------------
       0.54      0.61      0.63      0.45     0.47
------------------------------------------------------
       0.34     (0.08)     1.29     (0.28)    0.31
------------------------------------------------------
       0.88      0.53      1.92      0.17     0.78
------------------------------------------------------
------------------------------------------------------
      (0.64)    (0.50)    (0.63)    (0.42)   (0.48)
------------------------------------------------------
      (0.13)    (0.15)       --        --       --
------------------------------------------------------
      (0.77)    (0.65)    (0.63)    (0.42)   (0.48)
------------------------------------------------------
------------------------------------------------------
     $11.10    $10.99    $11.11     $9.82   $10.07
------------------------------------------------------
------------------------------------------------------
       8.37%     4.83%    19.89%     1.91%    8.28%
------------------------------------------------------
------------------------------------------------------
------------------------------------------------------
    $31,960   $28,228   $26,657   $14,166   $2,014
------------------------------------------------------
       1.94%     1.99%     2.05%     2.50%    2.50%
------------------------------------------------------
       4.95%     5.51%     6.29%     6.32%    5.57%
------------------------------------------------------
       1.94%     1.99%     2.05%     2.71%    6.50%
------------------------------------------------------

                                                                             187
                                      Financial Highlights   ANNUAL REPORT

CALAMOS HIGH YIELD FUND

                                                                CLASS C
                                     --------------------------------------------------------------
                                                          Year Ended March 31,
                                     --------------------------------------------------------------
                                      2006         2005         2004         2003         2002
---------------------------------------------------------------------------------------------------
 Net asset value, beginning of
  period                              $10.94       $11.06        $9.78       $10.04       $9.74
---------------------------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income (loss)          0.54         0.61         0.62         0.47        0.46
---------------------------------------------------------------------------------------------------
  Net realized and unrealized
   gain (loss) on investments           0.33        (0.08)        1.29        (0.31)       0.33
---------------------------------------------------------------------------------------------------
  Total from investment
   operations                           0.87         0.53         1.91         0.16        0.79
---------------------------------------------------------------------------------------------------
 Distributions:
---------------------------------------------------------------------------------------------------
  Dividends from net investment
   income                              (0.63)       (0.50)       (0.63)       (0.42)      (0.49)
---------------------------------------------------------------------------------------------------
  Dividends from net realized
   gains                               (0.13)       (0.15)          --           --          --
---------------------------------------------------------------------------------------------------
  Total distributions                  (0.76)       (0.65)       (0.63)       (0.42)      (0.49)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
  Net asset value, end of
   period                             $11.05       $10.94       $11.06        $9.78      $10.04
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
  Total Return(a)                       8.37%        4.87%       19.88%        1.84%       8.38%
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
  Ratios and supplemental data:
---------------------------------------------------------------------------------------------------
  Net assets, end of period
   (000)                             $65,089      $70,922      $67,593      $30,324      $3,636
---------------------------------------------------------------------------------------------------
  Ratio of net expenses to
   average net assets                   1.94%        1.99%        2.05%        2.50%       2.50%
---------------------------------------------------------------------------------------------------
  Ratio of net investment
   income (loss) to average net
   assets                               4.95%        5.51%        6.29%        6.32%       5.57%
---------------------------------------------------------------------------------------------------
  Ratio of gross expenses to
   average net assets prior to
   waiver of expenses by the
   Advisor                              1.94%        1.99%        2.05%        2.71%       6.50%
---------------------------------------------------------------------------------------------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
**  Annualized

 188
      ANNUAL REPORT   Financial Highlights

                                                            FINANCIAL HIGHLIGHTS

                         CLASS I
    -------------------------------------------------
                                        March 1,
                                          2002
                                         through
          Year Ended March 31,          March 31,
-----------------------------------------------------
     2006     2005     2004     2003      2002
-----------------------------------------------------
    $10.75   $10.85    $9.60    $9.84    $9.67
-----------------------------------------------------
      0.64     0.82     0.77     0.61     0.06
-----------------------------------------------------
      0.33    (0.19)    1.21    (0.37)    0.20
-----------------------------------------------------
      0.97     0.63     1.98     0.24     0.26
-----------------------------------------------------
-----------------------------------------------------
     (0.75)   (0.58)   (0.73)   (0.48)   (0.09)
-----------------------------------------------------
     (0.13)   (0.15)      --       --       --
-----------------------------------------------------
     (0.88)   (0.73)   (0.73)   (0.48)   (0.09)
-----------------------------------------------------
-----------------------------------------------------
    $10.84   $10.75   $10.85    $9.60    $9.84
-----------------------------------------------------
-----------------------------------------------------
      9.39%    5.96%   21.04%    2.83%    2.68%
-----------------------------------------------------
-----------------------------------------------------
-----------------------------------------------------
    $1,947   $1,874   $2,717   $2,272       $1
-----------------------------------------------------
      0.94%    0.99%    1.05%    1.50%    1.50%**
-----------------------------------------------------
      5.95%    6.51%    7.29%    7.32%    6.57%**
-----------------------------------------------------
      0.94%    0.99%    1.05%    1.71%    5.50%**
-----------------------------------------------------

                                                                             189
                                      Financial Highlights   ANNUAL REPORT

CALAMOS CONVERTIBLE FUND
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                CLASS A
                                      ------------------------------------------------------------
                                                          Year Ended March 31,
                                      ------------------------------------------------------------
                                        2006        2005        2004        2003        2002
--------------------------------------------------------------------------------------------------
 Net asset value, beginning of
  period                                $20.42      $22.18      $17.15      $18.85      $19.14
--------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income (loss)            0.33        0.40        0.51        0.60        0.52
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
   (loss) on investments                  1.78       (0.76)       5.13       (2.04)       0.12
--------------------------------------------------------------------------------------------------
  Total from investment operations        2.11       (0.36)       5.64       (1.44)       0.64
--------------------------------------------------------------------------------------------------
 Distributions:
--------------------------------------------------------------------------------------------------
  Dividends from net investment
   income                                (0.93)      (0.36)      (0.61)      (0.26)      (0.62)
--------------------------------------------------------------------------------------------------
  Dividends from net realized gains      (1.62)      (1.04)         --          --       (0.31)
--------------------------------------------------------------------------------------------------
  Total distributions                    (2.55)      (1.40)      (0.61)      (0.26)      (0.93)
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  Net asset value, end of period        $19.98      $20.42      $22.18      $17.15      $18.85
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  Total Return(a)                        10.97%      (1.69%)     33.16%      (7.63%)      3.56%
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  Ratios and supplemental data:
--------------------------------------------------------------------------------------------------
  Net assets, end of period (000)     $400,392    $498,262    $629,461    $550,035    $313,223
--------------------------------------------------------------------------------------------------
  Ratio of net expenses to average
   net assets                             1.12%       1.11%       1.15%       1.20%       1.28%
--------------------------------------------------------------------------------------------------
  Ratio of net investment income
   (loss) to average net assets           1.85%       1.80%       2.36%       3.75%       2.68%
--------------------------------------------------------------------------------------------------
  Ratio of gross expenses to average
   net assets prior to waiver of
   expenses by the Advisor                1.12%       1.11%       1.15%       1.20%       1.28%
--------------------------------------------------------------------------------------------------

                                                        Year Ended March 31,
                                      ---------------------------------------------------------
                                      2006        2005        2004        2003        2002
-----------------------------------------------------------------------------------------------
 Portfolio turnover rate              63.4%       50.6%       67.0%       35.6%       37.0%
-----------------------------------------------------------------------------------------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 190
      ANNUAL REPORT   Financial Highlights

                                                            FINANCIAL HIGHLIGHTS

                            CLASS B
    -------------------------------------------------------
                     Year Ended March 31,
    -------------------------------------------------------
      2006       2005       2004       2003      2002
-----------------------------------------------------------
      $23.04     $24.88     $19.18     $21.10    $21.35
-----------------------------------------------------------
        0.24       0.26       0.37       0.50      0.40
-----------------------------------------------------------
        1.99      (0.84)      5.77      (2.26)     0.16
-----------------------------------------------------------
        2.23      (0.58)      6.14      (1.76)     0.56
-----------------------------------------------------------
-----------------------------------------------------------
       (0.75)     (0.22)     (0.44)     (0.16)    (0.50)
-----------------------------------------------------------
       (1.62)     (1.04)        --         --     (0.31)
-----------------------------------------------------------
       (2.37)     (1.26)     (0.44)     (0.16)    (0.81)
-----------------------------------------------------------
-----------------------------------------------------------
      $22.90     $23.04     $24.88     $19.18    $21.10
-----------------------------------------------------------
-----------------------------------------------------------
       10.18%     (2.43%)    32.16%     (8.32%)    2.74%
-----------------------------------------------------------
-----------------------------------------------------------
-----------------------------------------------------------
    $171,282   $194,383   $229,323   $177,823   $86,451
-----------------------------------------------------------
        1.87%      1.86%      1.90%      1.95%     2.03%
-----------------------------------------------------------
        1.10%      1.05%      1.61%      3.00%     1.93%
-----------------------------------------------------------
        1.87%      1.86%      1.90%      1.95%     2.03%
-----------------------------------------------------------

                                                                             191
                                      Financial Highlights   ANNUAL REPORT

CALAMOS CONVERTIBLE FUND

                                                                CLASS C
                                      ------------------------------------------------------------
                                                          Year Ended March 31,
                                      ------------------------------------------------------------
                                        2006        2005        2004        2003        2002
--------------------------------------------------------------------------------------------------
 Net asset value, beginning of
  period                                $20.42      $22.22      $17.19      $18.94      $19.23
--------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income (loss)            0.18        0.23        0.33        0.47        0.36
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
   (loss) on investments                  1.79       (0.76)       5.16       (2.05)       0.15
--------------------------------------------------------------------------------------------------
  Total from investment operations        1.97       (0.53)       5.49       (1.58)       0.51
--------------------------------------------------------------------------------------------------
 Distributions:
--------------------------------------------------------------------------------------------------
  Dividends from net investment
   income                                (0.78)      (0.23)      (0.46)      (0.17)      (0.49)
--------------------------------------------------------------------------------------------------
  Dividends from net realized gains      (1.62)      (1.04)         --          --       (0.31)
--------------------------------------------------------------------------------------------------
  Total distributions                    (2.40)      (1.27)      (0.46)      (0.17)      (0.80)
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  Net asset value, end of period        $19.99      $20.42      $22.22      $17.19      $18.94
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  Total Return(a)                        10.20%      (2.45%)     32.11%      (8.32%)      2.80%
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  Ratios and supplemental data:
--------------------------------------------------------------------------------------------------
  Net assets, end of period (000)     $346,000    $415,044    $522,146    $422,336    $225,058
--------------------------------------------------------------------------------------------------
  Ratio of net expenses to average
   net assets                             1.87%       1.86%       1.90%       1.95%       2.03%
--------------------------------------------------------------------------------------------------
  Ratio of net investment income
   (loss) to average net assets           1.10%       1.05%       1.61%       3.00%       1.93%
--------------------------------------------------------------------------------------------------
  Ratio of gross expenses to average
   net assets prior to waiver of
   expenses by the Advisor                1.87%       1.86%       1.90%       1.95%       2.03%
--------------------------------------------------------------------------------------------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 192
      ANNUAL REPORT   Financial Highlights

                                                            FINANCIAL HIGHLIGHTS

                          CLASS I
    ---------------------------------------------------
                   Year Ended March 31,
    ---------------------------------------------------
     2006      2005      2004      2003      2002
-------------------------------------------------------
     $19.55    $21.29    $16.49    $18.13    $18.44
-------------------------------------------------------
       0.35      0.43      0.51      0.66      0.54
-------------------------------------------------------
       1.72     (0.73)     4.95     (2.01)     0.13
-------------------------------------------------------
       2.07     (0.30)     5.46     (1.35)     0.67
-------------------------------------------------------
-------------------------------------------------------
      (0.99)    (0.40)    (0.66)    (0.29)    (0.67)
-------------------------------------------------------
      (1.62)    (1.04)       --        --     (0.31)
-------------------------------------------------------
      (2.61)    (1.44)    (0.66)    (0.29)    (0.98)
-------------------------------------------------------
-------------------------------------------------------
     $19.01    $19.55    $21.29    $16.49    $18.13
-------------------------------------------------------
-------------------------------------------------------
      11.31%    (1.47%)   33.45%    (7.44%)    3.83%
-------------------------------------------------------
-------------------------------------------------------
-------------------------------------------------------
    $26,304   $35,235   $51,614   $38,852   $36,499
-------------------------------------------------------
       0.87%     0.86%     0.90%     0.95%     1.03%
-------------------------------------------------------
       2.10%     2.05%     2.61%     4.00%     2.93%
-------------------------------------------------------
       0.87%     0.86%     0.90%     0.95%     1.03%
-------------------------------------------------------

                                                                             193
                                      Financial Highlights   ANNUAL REPORT

CALAMOS MARKET NEUTRAL INCOME FUND
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                CLASS A
                                      ------------------------------------------------------------
                                                          Year Ended March 31,
                                      ------------------------------------------------------------
                                        2006        2005        2004        2003        2002
--------------------------------------------------------------------------------------------------
 Net asset value, beginning of
  period                                $13.02      $14.45      $14.14      $13.72      $13.34
--------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income (loss)            0.55        0.33        0.51        0.50        0.36
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
   (loss) on investments                  0.09       (0.46)       0.87        0.46        0.41
--------------------------------------------------------------------------------------------------
  Total from investment operations        0.64       (0.13)       1.38        0.96        0.77
--------------------------------------------------------------------------------------------------
 Distributions:
--------------------------------------------------------------------------------------------------
  Dividends from net investment
   income                                (0.99)      (0.82)      (0.76)      (0.54)      (0.37)
--------------------------------------------------------------------------------------------------
  Dividends from net realized gains         --       (0.48)      (0.31)      (0.00)*     (0.02)
--------------------------------------------------------------------------------------------------
  Total distributions                    (0.99)      (1.30)      (1.07)      (0.54)      (0.39)
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  Net asset value, end of period        $12.67      $13.02      $14.45      $14.14      $13.72
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Total Return(a)                          5.20%      (1.03%)     10.11%       7.11%       5.81%
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  Ratios and supplemental data:
--------------------------------------------------------------------------------------------------
  Net assets, end of period (000)     $254,292    $279,737    $402,820    $463,466    $306,524
--------------------------------------------------------------------------------------------------
  Ratio of net expenses to average
   net assets(b)                          1.57%       1.32%       1.51%       1.53%       1.39%
--------------------------------------------------------------------------------------------------
  Ratio of net investment income
   (loss) to average net assets           4.34%       3.45%       3.64%       3.67%       3.08%
--------------------------------------------------------------------------------------------------
  Ratio of gross expenses to average
   net assets prior to waiver of
   expenses by the Advisor(b)             1.57%       1.32%       1.51%       1.53%       1.39%
--------------------------------------------------------------------------------------------------

                                                        Year Ended March 31,
                                      ---------------------------------------------------------
                                      2006        2005        2004        2003        2002
-----------------------------------------------------------------------------------------------
 Portfolio turnover rate              137.1%      74.4%       123.0%      116.9%      160.7%
-----------------------------------------------------------------------------------------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b) Includes 0.43%, 0.18% 0.36%, 0.34%, and 0.15%, for the years 2006, 2005,
    2004, 2003, and 2002, respectively, related to dividend expense on short positions.
*   Amounts are less than $0.005 per share

 194
      ANNUAL REPORT   Financial Highlights

                                                            FINANCIAL HIGHLIGHTS

                          CLASS B
    ---------------------------------------------------
                   YEAR ENDED MARCH 31,
-------------------------------------------------------
     2006      2005      2004      2003      2002
-------------------------------------------------------
     $13.51    $14.95    $14.60    $14.16    $13.78
-------------------------------------------------------
       0.47      0.33      0.42      0.42      0.28
-------------------------------------------------------
       0.08     (0.56)     0.89      0.46      0.41
-------------------------------------------------------
       0.55     (0.23)     1.31      0.88      0.69
-------------------------------------------------------
-------------------------------------------------------
      (0.88)    (0.73)    (0.65)    (0.44)    (0.29)
-------------------------------------------------------
         --     (0.48)    (0.31)    (0.00)*   (0.02)
-------------------------------------------------------
      (0.88)    (1.21)    (0.96)    (0.44)    (0.31)
-------------------------------------------------------
-------------------------------------------------------
     $13.18    $13.51    $14.95    $14.60    $14.16
-------------------------------------------------------
-------------------------------------------------------
       4.33%    (1.66%)    9.22%     6.28%     5.07%
-------------------------------------------------------
-------------------------------------------------------
-------------------------------------------------------
    $35,076   $40,019   $50,429   $55,186   $45,804
-------------------------------------------------------
       2.32%     2.07%     2.26%     2.28%     2.14%
-------------------------------------------------------
       3.59%     2.70%     2.89%     2.92%     2.33%
-------------------------------------------------------
       2.32%     2.07%     2.26%     2.28%     2.14%
-------------------------------------------------------

                                                                             195
                                      Financial Highlights   ANNUAL REPORT

CALAMOS MARKET NEUTRAL INCOME FUND

                                                                CLASS C
                                      ------------------------------------------------------------
                                                          Year Ended March 31,
                                      ------------------------------------------------------------
                                        2006        2005        2004        2003        2002
--------------------------------------------------------------------------------------------------
 Net asset value, beginning of
  period                                $13.17      $14.61      $14.29      $13.87      $13.50
--------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income (loss)            0.46        0.24        0.41        0.41        0.28
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
   (loss) on investments                  0.08       (0.47)       0.87        0.46        0.40
--------------------------------------------------------------------------------------------------
  Total from investment operations        0.54       (0.23)       1.28        0.87        0.68
--------------------------------------------------------------------------------------------------
 Distributions:
--------------------------------------------------------------------------------------------------
  Dividends from net investment
   income                                (0.88)      (0.73)      (0.65)      (0.45)      (0.29)
--------------------------------------------------------------------------------------------------
  Dividends from net realized gains         --       (0.48)      (0.31)      (0.00)*     (0.02)
--------------------------------------------------------------------------------------------------
  Total distributions                    (0.88)      (1.21)      (0.96)      (0.45)      (0.31)
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  Net asset value, end of period        $12.83      $13.17      $14.61      $14.29      $13.87
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  Total Return(a)                         4.37%      (1.69%)      9.24%       6.29%       5.07%
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  Ratios and supplemental data:
--------------------------------------------------------------------------------------------------
  Net assets, end of period (000)     $162,218    $129,352    $185,568    $204,105    $160,940
--------------------------------------------------------------------------------------------------
  Ratio of net expenses to average
   net assets(b)                          2.32%       2.07%       2.26%       2.28%       2.14%
--------------------------------------------------------------------------------------------------
  Ratio of net investment income
   (loss) to average net assets           3.59%       2.70%       2.89%       2.92%       2.33%
--------------------------------------------------------------------------------------------------
  Ratio of gross expenses to average
   net assets prior to waiver of
   expenses by the Advisor(b)             2.32%       2.07%       2.26%       2.28%       2.14%
--------------------------------------------------------------------------------------------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b) Includes 0.43%, 0.18%% 0.36%, 0.34%, and 0.15%, for the years 2006, 2005,
    2004, 2003, and 2002, respectively, related to dividend expense on short positions.
*   Amounts are less than $0.005 per share

 196
      ANNUAL REPORT   Financial Highlights

                                                            FINANCIAL HIGHLIGHTS

                         CLASS I
    --------------------------------------------------
                   YEAR ENDED MARCH 31,
------------------------------------------------------
     2006     2005      2004      2003      2002
------------------------------------------------------
    $12.92    $14.34    $14.05    $13.63    $13.25
------------------------------------------------------
      0.57      0.54      0.56      0.54      0.45
------------------------------------------------------
      0.10     (0.63)     0.84      0.46      0.35
------------------------------------------------------
      0.67     (0.09)     1.40      1.00      0.80
------------------------------------------------------
------------------------------------------------------
     (1.02)    (0.85)    (0.80)    (0.58)    (0.40)
------------------------------------------------------
        --     (0.48)    (0.31)    (0.00)*   (0.02)
------------------------------------------------------
     (1.02)    (1.33)    (1.11)    (0.58)    (0.42)
------------------------------------------------------
------------------------------------------------------
    $12.57    $12.92    $14.34    $14.05    $13.63
------------------------------------------------------
------------------------------------------------------
      5.56%    (0.76%)   10.32%     7.40%     6.09%
------------------------------------------------------
------------------------------------------------------
------------------------------------------------------
    $7,830   $39,561   $40,969   $39,257   $31,177
------------------------------------------------------
      1.32%     1.07%     1.26%     1.28%     1.14%
------------------------------------------------------
      4.59%     3.70%     3.89%     3.92%     3.33%
------------------------------------------------------
      1.32%     1.07%     1.26%     1.28%     1.14%
------------------------------------------------------

                                                                             197
                                      Financial Highlights   ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Calamos Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Calamos Investment Trust comprising the Growth, Blue Chip, Value, International Growth, Global Growth and Income, Growth and Income, High Yield, Convertible, and Market Neutral Income Funds (the "Funds") as of March 31, 2006, and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds' financial statements and financial highlights for periods ended prior to March 31, 2006, were audited by other auditors whose report, dated May 13, 2005, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the Funds' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the Calamos Investment Trust as of March 31, 2006, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte and Touche LLP

Chicago, Illinois
May 19, 2006
 198
      ANNUAL REPORT   Report of Independent Registered Public Accounting Firm

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED)

On November 1, 2005, the Trust's audit committee approved the dismissal of Ernst & Young LLP (E&Y) as independent registered public accounting firm and engaged Deloitte & Touche LLP (Deloitte) to serve as the Trust's independent registered public accounting firm for the Trust's fiscal year ended March 31, 2006. During the Trust's fiscal year ended March 31, 2005 and through November 1, 2005, neither the Trust nor anyone on its behalf consulted with Deloitte on items that
(i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust's financial statements; or (ii) concerned the subject of a disagreement or reportable events.

The report of E&Y on the Trust's financial statements for the fiscal year ended March 31, 2005 contained no adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the Trust's fiscal year ended March 31, 2005 and through November 1, 2005, there were no (i) disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Trust's financial statements for such years, or (ii) reportable events.

                                                                             199
   Change in Independent Registered Public Accounting Firm   ANNUAL REPORT

TAX INFORMATION (UNAUDITED)

We are providing this information as required by the Internal Revenue Code
(Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended March 31, 2006:

   GROWTH                   GLOBAL GROWTH AND    GROWTH AND    HIGH YIELD   CONVERTIBLE
    FUND       VALUE FUND      INCOME FUND      INCOME FUND       FUND         FUND
---------------------------------------------------------------------------------------
$738,891,246   $4,658,262      $6,908,420       $134,320,676   $2,483,260   $92,109,105

Under Section 854(b)(2) of the Code, the Funds hereby designate the following amounts, or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended March 31, 2006:

BLUE CHIP                 INTERNATIONAL   GLOBAL GROWTH AND
   FUND      VALUE FUND    GROWTH FUND       INCOME FUND
-----------------------------------------------------------
$1,787,043   $1,785,065     $2,807,192       $2,932,945

GROWTH AND    HIGH YIELD   CONVERTIBLE   MARKET NEUTRAL
INCOME FUND      FUND         FUND        INCOME FUND
-------------------------------------------------------
$23,958,221    $502,413    $1,633,142       $845,740

Under Section 854(b)(2) of the Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 2006:

GLOBAL GROWTH AND   GROWTH AND    HIGH YIELD   CONVERTIBLE   MARKET NEUTRAL
   INCOME FUND      INCOME FUND      FUND         FUND        INCOME FUND
---------------------------------------------------------------------------
       2%              23%            3%           7%              4%

 200
      ANNUAL REPORT   Tax Information

                                                     TAX INFORMATION (UNAUDITED)

Under Section 853 of the Code, International Growth Fund and Calamos Global Growth and Income Fund have elected to pass through to shareholders taxes paid in foreign countries. The foreign income and foreign taxes paid per share for the fiscal year ended March 31, 2006, are as follows:

INTERNATIONAL GROWTH FUND
FOR THE TAX YEAR ENDED 3/31/06

                        GROSS FOREIGN
COUNTRY                    INCOME        TAXES PAID
---------------------------------------------------
Australia                 $0.02227        $0.00519
Austria                    0.00472         0.00071
Belgium                    0.00073         0.00011
Bermuda                    0.00189         0.00000
Brazil                     0.00619         0.00094
Canada                     0.02582         0.00106
Cayman Islands             0.00019         0.00000
Denmark                    0.00915         0.00137
Chile                      0.00097         0.00021
Colombia                   0.00269         0.00000
Finland                    0.00523         0.00078
France                     0.00035         0.00005
Greece                     0.00318         0.00000
Hong Kong                  0.00058         0.00000
India                      0.00042         0.00003
Indonesia                  0.00250         0.00037

                        GROSS FOREIGN
COUNTRY                    INCOME        TAXES PAID
---------------------------------------------------
Ireland                    0.00203         0.00028
Italy                      0.00102         0.00028
Japan                      0.01797         0.00126
Luxembourg                 0.00306         0.00000
Mexico                     0.00063         0.00000
Norway                     0.00221         0.00033
Netherlands                0.00372         0.00058
Singapore                  0.00148         0.00000
South Africa               0.02113         0.00000
Spain                      0.00168         0.00025
Sweden                     0.00152         0.00023
Switzerland                0.00434         0.00065
United Kingdom             0.01750         0.00000
British Virgin Islands     0.00011         0.00000
                        ---------------------------------
Totals                     0.16528         0.01468
                        ---------------------------------

                                                                             201
                                           Tax Information   ANNUAL REPORT

TAX INFORMATION (UNAUDITED)

GLOBAL GROWTH & INCOME FUND
FOR THE TAX YEAR ENDED 3/31/06

                        GROSS FOREIGN
COUNTRY                    INCOME        TAXES PAID
---------------------------------------------------
Australia                 $0.00410        $0.00010
Austria                    0.00177         0.00006
Belgium                    0.00315         0.00000
Bermuda                    0.00025         0.00000
Brazil                     0.00174         0.00027
Canada                     0.00055         0.00008
China                      0.00187         0.00000
Finland                    0.00039         0.00006
France                     0.00994         0.00125
Germany                    0.00165         0.00000
Greece                     0.00105         0.00000
Hong Kong                  0.00244         0.00000
Hungary                    0.00073         0.00000
India                      0.00045         0.00002

                        GROSS FOREIGN
COUNTRY                    INCOME        TAXES PAID
---------------------------------------------------
Ireland                    0.00080         0.00013
Israel                     0.00023         0.00000
Italy                      0.00087         0.00008
Japan                      0.01086         0.00076
Mexico                     0.00011         0.00000
Netherlands                0.00149         0.00000
Netherlands Antilles       0.00086         0.00000
Singapore                  0.00019         0.00000
South Africa               0.00053         0.00000
Spain                      0.00212         0.00000
Sweden                     0.00057         0.00009
Switzerland                0.00454         0.00076
United Kingdom             0.01487         0.00000
                        ------------------------------
Totals                     0.06812         0.00366
                        ------------------------------

 202
      ANNUAL REPORT   Tax Information

TRUSTEES & OFFICERS

The management of the Trust, including general supervision of duties performed for the Trust under the Investment Management Agreement, is the responsibility of its board of trustees.

The following table sets forth, as of March 31, 2006 each trustee's position(s) with the Trust, age, principal occupation during the past five years, number of portfolios overseen, other directorships, and the date on which the trustee first became a trustee of the Trust.

                                                        NUMBER OF
                                POSITION(S) HELD      PORTFOLIOS IN
                               WITH PORTFOLIO AND         FUND
                               DATE FIRST ELECTED      COMPLEX(+)        PRINCIPAL OCCUPATION(S)
NAME AND AGE                      OR APPOINTED         OVERSEEN BY       DURING PAST 5 YEARS AND
AT MARCH 31, 2006                  TO OFFICE             TRUSTEE         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE INTERESTED PERSONS OF PORTFOLIO:
John P. Calamos, Sr., 65*    Trustee and                   14         President and CEO, Calamos
                             President (since 1988)                   Asset Management, Inc.,
                                                                      Calamos Holdings LLC, Calamos
                                                                      Advisors LLC and its
                                                                      predecessor, and Calamos
                                                                      Financial Services LLC and its
                                                                      predecessor; Director, CAM
Nick P. Calamos, 44*         Trustee and Vice              14         Senior Executive Vice
                             President (since 1992)                   President, Calamos Asset
                                                                      Management, Inc., Calamos
                                                                      Holdings LLC, Calamos Advisors
                                                                      LLC and its predecessors, and
                                                                      Calamos Financial Services LLC
                                                                      and its predecessor; Director,
                                                                      CAM
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF PORTFOLIO:
Joe F. Hanauer, 68           Trustee (since 2001)          14         Private investor; Director,
                                                                      MAF Bancorp (banking);
                                                                      Chairman and Director,
                                                                      Homestore.com, Inc., (Internet
                                                                      provider of real estate
                                                                      information and products);
                                                                      Director, Combined
                                                                      Investments, L.P. (investment
                                                                      management)
Weston W. Marsh, 55          Trustee (since 2002)          14         Of counsel and formerly
                                                                      Partner, Freeborn & Peters
                                                                      (law firm)
John E. Neal, 56             Trustee (since 2001)          14         Private investor; Managing
                                                                      Director, Bank One Capital
                                                                      Markets, Inc. (investment
                                                                      banking) (2000-2004);
                                                                      Director, The Brickman Group,
                                                                      Ltd. (landscaping company)
William R. Rybak, 55         Trustee (since 2002)          14         Private investor; formerly
                                                                      Executive Vice President and
                                                                      Chief Financial Officer, Van
                                                                      Kampen Investments, Inc.
                                                                      (investment manager);
                                                                      Director, Howe Barnes
                                                                      Investments (investment
                                                                      services firm); Director,
                                                                      Private Bancorp, Inc. (bank
                                                                      holding company)

                                                                             203
                                       Trustees & Officers   ANNUAL REPORT

TRUSTEES & OFFICERS

                                                        NUMBER OF
                                POSITION(S) HELD      PORTFOLIOS IN
                               WITH PORTFOLIO AND         FUND
                               DATE FIRST ELECTED      COMPLEX(+)        PRINCIPAL OCCUPATION(S)
NAME AND AGE                      OR APPOINTED         OVERSEEN BY       DURING PAST 5 YEARS AND
AT MARCH 31, 2006                  TO OFFICE             TRUSTEE         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------
Stephen B. Timbers, 61       Lead Independent              14         Private investor; formerly
                             Trustee (since 2005);                    Vice Chairman, Northern Trust
                             Trustee (since 2004)                     Corporation (bank holding
                                                                      company); President and Chief
                                                                      Executive Officer, Northern
                                                                      Trust Investments, N.A.
                                                                      (investment manager); formerly
                                                                      President, Northern Trust
                                                                      Global Investments, a division
                                                                      of Northern Trust Corporation
                                                                      and Executive Vice President,
                                                                      The Northern Trust Corporation
David D. Tripple, 62         Trustee (since 2006)          14         Private investor; Trustee,
                                                                      Century Shares Trust and
                                                                      Century Small Cap Select
                                                                      Fund**; Chief Executive
                                                                      Officer and Trustee of all
                                                                      U.S. Pioneer mutual funds
                                                                      (2000 to 2001), Pioneer
                                                                      Investment Management, a
                                                                      subsidiary of UniCredito
                                                                      Italiano (investment adviser);
                                                                      prior thereto, The Pioneer
                                                                      Group, Inc. (asset management)

* John P. Calamos and Nick P. Calamos are trustees who are "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "1940 Act") because they are affiliates of Calamos Advisors LLC and Calamos Financial Services LLC, Nick Calamos is a nephew of John Calamos.

** Overseeing two portfolios in fund complex

(+) The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors
    Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund and CALAMOS Global Total Return Fund.

 204
      ANNUAL REPORT   Trustees & Officers

TRUSTEES & OFFICERS

OFFICERS. Messrs. John Calamos and Nick Calamos are president and vice president of the Trust, respectively. The preceding table gives more information about Messrs. John Calamos and Nick Calamos. The following table sets forth as of March 31, 2006 each other officer's name, position with the Trust, age, principal occupation during the past five years, other directorships, and the date on which he first became and officer of the Trust. Each officer serves until his successor is chosen and qualified or until his resignation or removal by the board of trustees.

                              POSITION(S) HELD WITH TRUST
NAME AND AGE AT                AND DATE FIRST ELECTED OR        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
MARCH 31, 2006                    APPOINTED TO OFFICE                  AND OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------
Nimish S. Bhatt, 42         Treasurer (since 2004)              Senior Vice President and Director of
                                                                Operations, Calamos Asset Management, Inc.,
                                                                Calamos Holdings LLC, Calamos Advisors and
                                                                its predecessor (since 2004); Senior Vice
                                                                President, Alternative Investments and Tax
                                                                Services of BISYS, prior thereto
Patrick H. Dudasik, 51      Vice President (since 2001)         Executive Vice President, Chief Financial
                                                                Officer and Treasurer, Calamos Asset
                                                                Management, Inc., Calamos Holdings LLC,
                                                                Calamos Advisors and its predecessor
James S. Hamman, Jr., 36    Secretary (since 1998)              Executive Vice President, Secretary and
                                                                General Counsel, Calamos Asset Management,
                                                                Inc., Calamos Holdings LLC, Calamos
                                                                Advisors and its predecessor
Mark Mickey, 54             Chief Compliance Officer            Chief Compliance Officer, Calamos Advisors
                            (since 2005)                        LLC (since 2005); Director of Risk
                                                                Assessment and Internal Audit, Calamos
                                                                Advisors LLC (2003-2005); President, Mark
                                                                Mickey Consulting (2002-2003); Executive
                                                                Vice President and Head of Compliance, ABN
                                                                AMRO, Inc., prior thereto

The mailing address of the Trustees and Officers is Calamos Funds; Attn:
Secretary, 2020 Calamos Court, Naperville, IL 60563-2787

                                                                             205
                                       Trustees & Officers   ANNUAL REPORT

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

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

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

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

                           (CALAMOS INVESTMENTS LOGO)

            Calamos Investments  2020 Calamos Court  Naperville, IL
                   60563-2787  800.582.6959  www.calamos.com

 This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds and, after June 30, 2006, updated performance data for the most recently completed calendar quarter. The views expressed in this report reflect those of Calamos Advisors LLC only through March 31, 2006. The manager's views are subject to change at any time based on market and other conditions.

 A description of the Calamos Proxy Voting Policies and Procedures and the Fund's proxy voting record for the 12 month period ended June 30 are available free of charge upon request by calling (800) 582-6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn:
 Client Services, 2020 Calamos Court, Naperville, IL 60563 or by visiting the SEC website at http://www.sec.gov.

 The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
FOR 24 HOUR AUTOMATED
SHAREHOLDER ASSISTANCE
800.823.7386

TO OBTAIN INFORMATION
ABOUT YOUR INVESTMENTS
800.582.6959

VISIT OUR WEB SITE
www.calamos.com

INVESTMENT ADVISOR
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

TRANSFER AGENT
US Bancorp Fund Services, LLC
615 E. Michigan St. 3rd floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
Bell, Boyd & Lloyd LLC

Chicago, IL

              (C) 2006 Calamos Holdings LLC. All Rights Reserved.
      Calamos(R), CALAMOS INVESTMENTS(R), Strategies for Serious Money(R) and the Calamos(R) logo are registered trademarks of Calamos Holdings LLC.

                                                                 MFANR 2006 1631

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) Not applicable.

(c) Not applicable.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) (1) The registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has three audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, Stephen B. Timbers and William R. Rybak. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of
Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligation, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fee - $245,000 and $220,900 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees - $93,800 and $265,370 are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item 4.

     There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the investment adviser that are reasonably related to the performance of the audit of the registrant's financial statements that were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this
Item 4.

(c) Tax Fees - $83,676 and $73,949 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

     There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this
Item 4.

(d) All Other Fees - $0 and $35,000 are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph
(a)-(c) of this Item 4.

     There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser, other than the services reported in paragraphs (a)- (c) of this Item 4, that were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(e) (1) Registrant's audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph
(e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant's principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

     (2) 100% of the services provided to the registrant described in paragraphs
(b)-(d) of this Item 4 were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item 4. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b)-(d) of this Item 4 that were required pre-approved by the audit committee.

(f) No disclosures are required by this Item 4(f).

(g) $177,476 and $108,949 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $0 and $79,128 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control with the adviser.

The registrant's audit committee did approve such non-audit services.

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust


By: /s/ John P. Calamos, Sr.
    ---------------------------------
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: May 25, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Investment Trust


By: /s/ John P. Calamos, Sr.
    ---------------------------------
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: May 25, 2006


By: /s/ Patrick H. Dudasik
    ---------------------------------
Name: Patrick H. Dudasik
Title: Principal Financial Officer
Date: May 25, 2006